SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      /x/

      Pre-Effective Amendment No.

      Post-Effective Amendment No. 56

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /x/

      Amendment No.  57

                        (Check appropriate box or boxes.)

          TOUCHSTONE FUNDS GROUP TRUST FILE NOS. 33-70958 and 811-8104
        -----------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

                303 Broadway, Suite 1100, Cincinnati, Ohio 45202
        ----------------------------------------------------------------
                (Address of Principal Executive Offices) Zip Code

        Registrant's Telephone Number, including Area Code (513) 878-4066
        -----------------------------------------------------------------

              Jill T. McGruder, 303 Broadway, Cincinnati, OH 45202
        -----------------------------------------------------------------
                     (Name and Address of Agent for Service)

With Copy to: John M. Ford, Esq.
Pepper Hamilton LLP
3000 Two Logan Square
Philadelphia, PA 19103

It is proposed that this filing will become effective
(check appropriate box)

[X] immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                JANUARY 28, 2011


PROSPECTUS

TOUCHSTONE FUNDS GROUP TRUST

                                                   CLASS A     CLASS C     CLASS Y     INSTITUTIONAL
Touchstone Capital Appreciation Fund                TCFAX       TCACX       TCAYX          TAFIX
Touchstone Core Plus Fixed Income Fund              TCPAX       TCPCX       TCPYX          TCPNX
Touchstone Emerging Markets Equity Fund             TEMAX       TEFCX       TEMYX          TMEIX
Touchstone Global Equity Fund                       TGEAX       TGECX       TGEYX          TGFIX
Touchstone Global Real Estate Fund                  TGAAX       TGACX       TRFYX          TRFIX
Touchstone International Fixed Income Fund          TIFAX       TIFCX       TIFYX          TIFIX
Touchstone Large Cap Relative Value Fund            TRVAX       TRVCX       TRVYX          TRVIX
Touchstone Market Neutral Equity Fund               TSEAX       TSECX       TSEYX            --
Touchstone Mid Cap Value Fund                       TCVAX       TMFCX       TCVYX          TCVIX
Touchstone Small Cap Core Fund                      TSFAX       TSFCX       TSFYX          TSFIX
Touchstone Focused Equity Fund                      TFEAX       TFECX       TFEYX          TFEIX


The Securities and Exchange Commission has not approved the Funds' shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

The Market Neutral Equity Fund may not be suitable for all investors. Consequently, prospective investors should thoroughly review this Prospectus, including all risks and considerations before making an investment.

TABLE OF CONTENTS                                                           PAGE

CAPITAL APPRECIATION FUND SUMMARY...........................................
CORE PLUS FIXED INCOME FUND SUMMARY.........................................
EMERGING MARKETS EQUITY FUND SUMMARY........................................
GLOBAL EQUITY FUND SUMMARY..................................................
GLOBAL REAL ESTATE FUND SUMMARY.............................................
INTERNATIONAL FIXED INCOME FUND SUMMARY.....................................
LARGE CAP RELATIVE VALUE FUND SUMMARY.......................................
MARKET NEUTRAL EQUITY FUND SUMMARY..........................................
MID CAP VALUE FUND SUMMARY..................................................
SMALL CAP CORE FUND SUMMARY.................................................
FOCUSED EQUITY FUND SUMMARY.................................................
INVESTMENT STRATEGIES AND RISKS.............................................
THE FUNDS' MANAGEMENT.......................................................
CHOOSING A CLASS OF SHARES..................................................
DISTRIBUTION ARRANGEMENTS...................................................
INVESTING WITH TOUCHSTONE...................................................
DISTRIBUTIONS AND TAXES.....................................................
FINANCIAL HIGHLIGHTS........................................................

TOUCHSTONE CAPITAL APPRECIATION FUND SUMMARY

THE FUNDS INVESTMENT GOAL

The Touchstone Capital Appreciation Fund seeks capital appreciation.

THE FUND'S FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the section entitled "Purchase and Redemption of Shares" in the Fund's Statement of Additional Information.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                   Class A          Class C           Class Y         Institutional
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
    Purchases (as a percentage of offering price)                   5.75%            None               None             None
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)                      None             1.00%              None             None
Wire Redemption Fee                                                 Up to $15        Up to $15          None             None
------------------------------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                     0.75%              0.75%             0.75%           0.75%
Distribution and/or Service (12b-1) Fees                            0.25%              1.00%             None            None
Other Expenses                                                      1.38%              1.24%             1.45%           1.19%
Acquired Fund Fees and Expenses(1)                                  0.02%              0.02%             0.02%           0.02%
Total Annual Fund Operating Expenses                                2.40%              3.01%             2.22%           1.96%
Fee Waiver and/or Expense Reimbursement(2)                          1.19%              1.05%             1.26%           1.15%
Total Annual Fund Operating Expenses After Fee Waiver
       and/or Expense Reimbursement                                 1.21%              1.96%             0.96%           0.81%
------------------------------------------------------------------------------------------------------------------------------------

(1) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.19%, 1.94%, 0.94% and 0.79% for Class A shares, Class C shares, Class Y shares and Institutional shares, respectively. This expense limitation will remain in effect until at least January 27, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                  Assuming No
                      Assuming Redemption at End of Period        Redemption
                  Class A    Class C    Class Y    Institutional   Class C
1 Year            $691       $302       $98        $83             $199
3 Years           $1,173     $832       $573       $504            $832
5 Years           $1,680     $1,490     $1,074     $951            $1,490
10 Years          $3,068     $3,253     $2,456     $2,192          $3,253

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 33% of the average value of its portfolio.


THE FUND'S PRINCIPAL INVESTMENT STRATEGIES


The Touchstone Capital Appreciation Fund invests, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in common stocks of large capitalization U.S. companies that the Sub-Advisor, Farr, Miller & Washington, LLC ("FMW"), believes are trading at attractive valuations. For purposes of the Fund, a large capitalization company has a market capitalization within the range of market capitalization represented in the Russell 1000 Index (between $1.3 billion and $283 billion at the time of its most recent reconstitution on May 31, 2010) at the time of purchase. The size of the companies in the Russell 1000 Index will change with market conditions.


FMW identifies potential new investments through the use of quantitative screens and qualitative input from the portfolio management team. FMW seeks to identify companies that exhibit a history of consistently high earnings and/or sales growth, high returns on invested capital, and attractive valuation. In evaluating and selecting potential investments for the Fund, FMW conducts in-depth research and analysis of potential new investments in an effort to find leading companies that FMW believes are operating in attractive industries; that have a long-term, stable track record of growing sales and earnings; that have strong balance sheets; that generate high returns on invested capital and strong free cash flow; and that trade at reasonable valuations. The Fund will hold approximately 30 to 40 securities. FMW will generally sell a company for the following reasons: excessive valuation, lack of confidence in the management team, a change in the original investment thesis or deterioration in the fundamentals.

THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.


This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of equity investing and seek exposure to large cap stocks. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.


THE FUND'S PERFORMANCE


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year and since inception compare with the Russell 1000 Growth Index and the S&P 500 Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

CAPITAL APPRECIATION FUND - CLASS A TOTAL RETURN AS OF DECEMBER 31

[BAR CHART]

7.76%
2010

Best Quarter:  4th Quarter 2010 8.88%   Worst Quarter:  2nd Quarter 2010 -12.40%

After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2010

                                                                           Since Inception
                                                            1 Year            (09-30-09)
CAPITAL APPRECIATION FUND
-----------------------------------------------------------------------------------------------
CLASS A RETURNS
Return Before Taxes                                           1.60%              7.03%
Return After Taxes on Distributions                           0.53%              6.13%
Return After Taxes on Distributions and
    Sale of Fund Shares                                       1.04%              5.46%
CLASS C RETURN                                                6.92%             11.35%
CLASS Y RETURN                                                7.97%             12.49%
INSTITUTIONAL SHARES RETURN                                   8.14%             12.60%
RUSSELL 1000 GROWTH INDEX                                    16.71%             25.96%
(reflects no deductions for fees, expenses or taxes)
S&P 500 INDEX                                                15.06%             21.62%
(reflects no deductions for fees, expenses or taxes)
-----------------------------------------------------------------------------------------------


INVESTMENT ADVISOR              INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.       Farr, Miller & Washington LLC


PORTFOLIO MANAGER(S)

Michael K. Farr
President and Chief Investment Officer
Managing the Fund since 2009

Taylor McGowan, CFA
Principal, Portfolio Manager and Director of Research
Managing the Fund since 2009

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
-------------------------------

                                                                CLASS A AND CLASS C                         CLASS Y
                                                            Initial          Additional              Initial        Additional
                                                           Investment        Investment             Investment      Investment
--------------------------------------------------------------------------------------------------------------------------------
Regular Account                                           $     2,500       $         50           $      2,500        None
Retirement Account or Custodial Account under
      the Uniform Gifts/Transfers to Minors Act           $     1,000       $         50           None                None
Investments through the Automatic Investment Plan         $       100       $         50           None                None
--------------------------------------------------------------------------------------------------------------------------------

                                                                 INSTITUTIONAL
                                                            Initial        Additional
                                                           Investment      Investment
--------------------------------------------------------------------------------------------------------------------------------
Regular Account                                           $   500,000         None
--------------------------------------------------------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution. Institutional shares are available through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

TOUCHSTONE CORE PLUS FIXED INCOME FUND SUMMARY

THE FUND'S INVESTMENT GOAL

The Touchstone Core Plus Fixed Income Fund seeks current income. Capital appreciation is a secondary goal.

THE FUND'S FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the section entitled "Purchase and Redemption of Shares" in the Fund's Statement of Additional Information.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                   Class A          Class C         Class Y       Institutional
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
    Purchases (as a percentage of offering price)                   4.75%            None             None             None
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)                      None             1.00%            None             None
Wire Redemption Fee                                                 Up to $15        Up to $15        None             None
--------------------------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
--------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                     0.45%             0.45%              0.45%           0.45%
Distribution and/or Service (12b-1) Fees                            0.25%             1.00%              None            None
Other Expenses                                                      0.90%             0.87%              0.91%           0.78%
Acquired Fund Fees and Expenses(1)                                  0.02%             0.02%              0.02%           0.02%
Total Annual Fund Operating Expenses                                1.62%             2.34%              1.38%           1.25%
Fee Waiver and/or Expense Reimbursement(2)                          0.65%             0.62%              0.66%           0.73%
Total Annual Fund Operating Expenses After Fee Waiver
       and/or Expense Reimbursement                                 0.97%             1.72%              0.72%           0.52%
--------------------------------------------------------------------------------------------------------------------------------

(1) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.95%, 1.70%, 0.70% and 0.50% for Class A shares, Class C shares, Class Y shares and Institutional shares, respectively. This expense limitation will remain in effect until at least January 27, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                 Assuming No
                                    Assuming Redemption at End of Period         Redemption
                            Class A     Class C      Class Y      Institutional   Class C
1 Year                       $569        $278         $74             $53           $175
3 Years                      $901        $671         $372            $324          $671
5 Years                      $1,256      $1,194       $692            $616          $1,194
10 Years                     $2,253      $2,628       $1,600          $1,447        $2,628
-----------------------------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 160% of the average value of its portfolio.


THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Core Plus Fixed Income Fund invests, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in fixed income securities. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Fixed income securities consist of U.S. government obligations, corporate debt obligations, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, non-investment grade corporate debt obligations, structured notes, and foreign government debt obligations. U.S. and foreign government obligations include direct government obligations and those of government agencies and instrumentalities. Corporate debt obligations include corporate bonds, debentures, notes and other similar instruments of U.S. and foreign corporations. Investment grade fixed income securities include securities rated BBB- or higher by Standard & Poor's Corporation ("S&P") or Baa3 or higher by Moody's Investors Services, Inc. ("Moody's") or, if unrated by S&P or Moody's, determined by the sub-advisor, Bradford & Marzec LLC ("Bradford & Marzec"), to be of comparable quality. The Fund may purchase foreign government securities of both developed and emerging market countries. The Fund will generally invest at least 80% of its total assets in investment-grade debt securities including sovereign debt obligations of developed countries, but may invest up to 20% of its total assets in non-investment grade debt securities, which are sometimes referred to as "junk bonds", including government securities of emerging market countries and non-investment grade corporate bonds. The Fund may invest up to 20% of its assets in securities denominated in a foreign currency.

In selecting investments for the Fund, Bradford & Marzec establishes target weights for each fixed income sector described above. In assessing the relative valuations of these sectors, Bradford & Marzec generally considers whether the securities included within a sector are selling at a discount to Bradford & Marzec's estimate of their intrinsic value. Once sector weights are established, Bradford & Marzec selects fixed income securities within each sector that it believes offer attractive income and/or capital appreciation potential with a reasonable level of risk. The Fund will generally hold over 200 securities and seeks to be diversified according to issuer, sector, and structure. Bradford & Marzec generally sells a security when it reaches a target price or target yield spread relative to U.S. Treasury securities, there is a change in the issuer's credit quality, or if its current assessment of the relative valuations of the sectors in which the Fund invests or markets as a whole make investments in other securities appear more attractive.


The securities in which the Fund invests may pay interest at fixed rates, variable rates, or subject to reset terms. In addition, these securities may make principal payments that are fixed, variable or both. The Fund may also invest in zero coupon securities. Under normal circumstances, the Fund's effective duration will typically be within 25% (plus or minus) of the effective duration of the Fund's benchmark, the Barclays Capital Aggregate Index, which as of December 31, 2010, was 4.98.

THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.


The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Regardless of the rating of a security, the Fund is subject to the risk that an issuer of the security will be unable or unwilling to make timely principal and/or interest payments and the risk that the market value of the security can fluctuate dramatically. Investment grade debt securities may be downgraded by a Nationally Recognized Statistical Rating Organization ("NRSRO") to below investment grade status, which would increase the risk of holding these securities or a rating may become stale in that it fails to reflect changes to an issuer's financial condition. Ratings represent the NRSRO's opinion regarding the quality of the security and are not a guarantee of quality. NRSROs may fail to make timely credit ratings in response to subsequent events. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed income security that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.


The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition, securities issued by agencies such as the Federal National Mortgage Association ("Fannie Mae") are supported only by the credit of the issuing agency and any associated collateral. Some government agencies may not be backed by the full faith and credit of the U.S. Government which may increase the risk of loss of investment.

Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country. There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist. There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The actions of governments concerning their respective economies could have an important effect on their ability or willingness to service their sovereign debt. Such actions could have significant effects on market conditions and on the prices of securities and instruments held by the Fund, including the securities and instruments of foreign private issuers. Factors which may influence the ability or willingness of foreign sovereigns to service debt include, but are not limited to: the availability of sufficient foreign exchange on the date payment is due; the relative size of its debt service burden to the economy as a whole; its balance of payments (including export performance) and cash flow situation; its access to international credits and investments; fluctuations in interest and currency rates and reserves; and its government's policies towards the International Monetary Fund, the World Bank and other international agencies. If a foreign sovereign defaults on all or a portion of its foreign debt, the Fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the prevailing country which could substantially delay or defeat any recovery.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average duration of the Fund's mortgage-backed securities and, therefore, to fully assess the interest rate risk of the Fund. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Asset-backed securities are fixed income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Even with a credit enhancement by a third party, there is still risk of loss. There could be inadequate collateral or no collateral for asset-backed securities. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and, at times, the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities' effective durations.

Non-investment grade debt securities are sometimes referred to as "junk bonds" and may be very risky with respect to their issuers' ability to make payments of interest and principal. There is a high risk that the Fund could suffer a loss from investments in non-investment grade debt securities caused by the default of an issuer of such securities. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of non-investment grade debt securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for non-investment grade debt securities has, in the past, had more frequent and larger price changes than the markets for other securities. Non-investment grade debt securities can also be more difficult to sell for good value.


The Fund may invest in derivatives, such as futures, options or swap contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives, including the risk of counterparty default. These additional risks could cause the Fund to experience losses to which it would otherwise not be subject. The Fund may use derivates to gain exposure to (or hedge exposure against) a particular market, currency or instrument, to adjust the Fund's duration or attempt to manage interest rate risk, and for certain other purposes consistent with its investment strategy.

This Fund should only be purchased by investors seeking high current income with reasonable risk to capital who can withstand share price volatility, and who seek exposure to fixed income securities. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.

THE FUND'S PERFORMANCE


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year and since inception compare with the Barclays Capital Aggregate Bond Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

CORE PLUS FIXED INCOME FUND - CLASS A TOTAL RETURN AS OF DECEMBER 31

[BAR CHART]

7.66%
2010

Best Quarter:  3rd Quarter 2010 3.60%    Worst Quarter:  4th Quarter 2010 -0.44%

After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2010
                                                                             Since Inception
                                                             1 Year            (09-30-09)
CORE PLUS FIXED INCOME FUND
------------------------------------------------------------------------------------------------
CLASS A RETURNS
Return Before Taxes                                           1.49%              0.67%
Return After Taxes on Distributions                           0.19%             -0.55%
Return After Taxes on Distributions and
    Sale of Fund Shares                                       0.96%             -0.13%
CLASS C RETURN                                                6.87%              4.70%
CLASS Y RETURN                                                7.91%              5.79%
INSTITUTIONAL SHARES RETURN                                   8.13%              6.00%
BARCLAYS CAPITAL AGGREGATE BOND INDEX                         6.54%              6.72%
(reflects no deductions for fees, expenses or taxes)
------------------------------------------------------------------------------------------------

INVESTMENT ADVISOR                          INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.                   Bradford & Marzec LLC

PORTFOLIO MANAGER(S)

Edward Bradford
Managing Partner
Managing the Fund since 2009

Zelda Marzec
Managing Partner
Managing the Fund since 2009

Douglas Lopez, CFA
Portfolio Manager
Managing the Fund since 2009

Jeff Brothers, CFA
Portfolio Manager
Managing the Fund since 2009

Graham Allen, FCMA
Portfolio Manager
Managing the Fund since 2009

Terence Reidt, CFA
Portfolio Manager
Managing the Fund since 2009

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
-------------------------------

                                                                CLASS A AND CLASS C                         CLASS Y
                                                            Initial          Additional              Initial        Additional
                                                           Investment        Investment             Investment      Investment
-------------------------------------------------------------------------------------------------------------------------------
Regular Account                                           $     2,500       $         50           $      2,500        None
Retirement Account or Custodial Account under
      the Uniform Gifts/Transfers to Minors Act           $     1,000       $         50           None                None
Investments through the Automatic Investment Plan         $       100       $         50           None                None
-------------------------------------------------------------------------------------------------------------------------------

                                                               INSTITUTIONAL
                                                            Initial       Additional
                                                           Investment     Investment
-------------------------------------------------------------------------------------------------------------------------------
Regular Account                                           $   500,000        None
-------------------------------------------------------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution. Institutional shares are available through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

TOUCHSTONE EMERGING MARKETS EQUITY FUND SUMMARY

THE FUND'S INVESTMENT GOAL

The Touchstone Emerging Markets Equity Fund seeks capital appreciation.

THE FUND'S FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the section entitled "Purchase and Redemption of Shares" in the Fund's Statement of Additional Information.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                  Class A          Class C          Class Y        Institutional
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
    Purchases (as a percentage of offering price)                   5.75%            None             None             None
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)                      None             1.00%            None             None
Wire Redemption Fee                                                 Up to $15        Up to $15        None             None
--------------------------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
--------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                     1.10%            1.10%            1.10%            1.10%
Distribution and/or Service (12b-1) Fees                            0.25%            1.00%            None             None
Other Expenses                                                      0.90%            0.89%            1.00%            0.64%
Acquired Fund Fees and Expenses(1)                                  0.02%            0.02%            0.02%            0.02%
Total Annual Fund Operating Expenses                                2.27%            3.01%            2.12%            1.76%
Fee Waiver and/or Expense Reimbursement(2)                          0.51%            0.50%            0.61%            0.40%
Total Annual Fund Operating Expenses After Fee Waiver
       and/or Expense Reimbursement                                 1.76%            2.51%            1.51%            1.36%
--------------------------------------------------------------------------------------------------------------------------------

(1) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.74%, 2.49%, 1.49% and 1.34% for Class A shares, Class C shares, Class Y shares and Institutional shares, respectively. This expense limitation will remain in effect until at least January 27, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                                              Assuming No
                                                         Assuming Redemption at End of Period                  Redemption
                                             Class A        Class C         Class Y        Institutional        Class C
1 Year                                        $744           $357            $154              $138              $254
3 Years                                       $1,197         $883            $605              $515              $883
5 Years                                       $1,676         $1,538          $1,083            $917              $1,538
10 Years                                      $2,993         $3,292          $2,404            $2,040            $3,292
---------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 8% of the average value of its portfolio.


THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Emerging Markets Equity Fund invests, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in equity securities, which includes common stock, preferred stock, convertible bonds and warrants, of companies located in emerging markets. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, an emerging market is one:

o That is included in the Morgan Stanley Capital International ("MSCI") Emerging Markets Index;

o That is considered by the Sub-Advisor, AGF Investments America Inc. ("AGF"), to have an economy and financial system comparable to countries included in the MSCI Emerging Markets Index; or

o Whose economic activity and capital markets are dependent on emerging market countries. Examples include Hong Kong and Singapore.

The Fund invests in securities of companies operating in a broad range of industries. AGF invests in businesses that it believes are mispriced by the market and that are expected to generate positive and sustainable earnings growth. AGF believes that these companies should be able to achieve positive economic profits over time. In assessing company valuations, AGF uses the Economic Value-Added ("EVA") approach and considers factors such as cash flow return on investment, franchise value, competitive advantage, and investment profile.

In-depth, proprietary fundamental research conducted globally by the team of portfolio managers and analysts is used to seek emerging market securities with sustainable earnings growth prospects that are not recognized by the market, and are priced at attractive valuations. The Fund generally holds 70 to 90 securities and attempts to broadly diversify its investments among securities and countries by limiting its exposure to a particular company or country. The Fund's weight in any individual country is limited to 20% at purchase. AGF generally considers selling a security when it reaches fair value estimate, when earnings forecasts do not appear to justify the current price, when there has been or there is an expectation of an adverse change in the company's fundamentals, or when other opportunities appear more attractive.

The Fund may invest in companies of any size in seeking to achieve its investment goal. These securities may be traded over the counter or listed on an exchange.

THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country. There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist. There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

Foreign receipts, which include American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"), are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security.

Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.


This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of emerging markets investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.

THE FUND'S PERFORMANCE


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year and since inception compare with the MSCI Emerging Markets Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

EMERGING MARKETS EQUITY FUND - CLASS A TOTAL RETURN AS OF DECEMBER 31

[BAR CHART]

17.73%
2010

Best Quarter:  3rd Quarter 2010 18.39%   Worst Quarter:  2nd Quarter 2010 -7.19%

After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2010
                                                                           Since Inception
                                                            1 Year            (09-30-09)
EMERGING MARKETS EQUITY FUND
-----------------------------------------------------------------------------------------------
CLASS A RETURNS
Return Before Taxes                                          10.94%             19.55%
Return After Taxes on Distributions                          10.85%             19.47%
Return After Taxes on Distributions and
    Sale of Fund Shares                                       7.13%             16.64%
CLASS C RETURN                                               16.93%             24.39%
CLASS Y RETURN                                               18.15%             25.70%
INSTITUTIONAL SHARES RETURN                                  18.32%             25.93%
MSCI EMERGING MARKETS INDEX                                  19.20%             29.54%
(reflects no deductions for fees, expenses or taxes)
-----------------------------------------------------------------------------------------------


INVESTMENT ADVISOR                          INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.                   AGF Investments America, Inc.

PORTFOLIO MANAGER(S)

Patricia Perez-Coutts, CFA
Portfolio Manager
Managing the Fund since 2009

Stephen Way, CFA
Portfolio Manager
Managing the Fund since 2009

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
-------------------------------
                                                                CLASS A AND CLASS C                         CLASS Y
                                                            Initial          Additional              Initial       Additional
                                                           Investment        Investment             Investment     Investment
------------------------------------------------------------------------------------------------------------------------------
Regular Account                                           $     2,500       $         50           $      2,500       None
Retirement Account or Custodial Account under
      the Uniform Gifts/Transfers to Minors Act           $     1,000       $         50           None               None
Investments through the Automatic Investment Plan         $       100       $         50           None               None
------------------------------------------------------------------------------------------------------------------------------

                                                                 INSTITUTIONAL
                                                            Initial          Additional
                                                           Investment        Investment
------------------------------------------------------------------------------------------------------------------------------
Regular Account                                           $   500,000        None
------------------------------------------------------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution. Institutional shares are available through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

TOUCHSTONE GLOBAL EQUITY FUND SUMMARY

THE FUND'S INVESTMENT GOAL

The Touchstone Global Equity Fund seeks capital appreciation.

THE FUND'S FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the section entitled "Purchase and Redemption of Shares" in the Fund's Statement of Additional Information.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                  Class A           Class C         Class Y        Institutional
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
    Purchases (as a percentage of offering price)                   5.75%            None             None             None
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)                      None             1.00%            None             None
Wire Redemption Fee                                                 Up to $15        Up to $15        None             None
--------------------------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
--------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                     0.85%            0.85%            0.85%            0.85%
Distribution and/or Service (12b-1) Fees                            0.25%            1.00%            None             None
Other Expenses                                                      2.65%            2.43%            2.53%            2.26%
Acquired Fund Fees and Expenses(1)                                  0.01%            0.01%            0.01%            0.01%
Total Annual Fund Operating Expenses                                3.76%            4.29%            3.39%            3.12%
Fee Waiver and/or Expense Reimbursement(2)                          2.41%            2.19%            2.29%            2.17%
Total Annual Fund Operating Expenses After Fee Waiver
       and/or Expense Reimbursement                                 1.35%            2.10%            1.10%            0.95%
--------------------------------------------------------------------------------------------------------------------------------

(1) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.34%, 2.09%, 1.09% and 0.94% for Class A shares, Class C shares, Class Y shares and Institutional shares, respectively. This expense limitation will remain in effect until at least January 27, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.


EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                   Assuming No
                             Assuming Redemption at End of Period                  Redemption
                    Class A       Class C         Class Y         Institutional     Class C
1 Year               $705          $316            $112             $97              $213
3 Years              $1,448        $1,102          $828             $758             $1,102
5 Years              $2,211        $2,004          $1,567           $1,445           $2,004
10 Years             $4,201        $4,315          $3,521           $3,278           $4,315
--------------------------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 68% of the average value of its portfolio.


THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Global Equity Fund invests, under normal conditions, at least 80% of its net assets (including borrowings for investment purposes) in U.S. and foreign, including emerging market countries, equity securities, which includes common stock, preferred stock and warrants. This is a non-fundamental policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund will invest significantly (generally 40% or more of the Fund's assets) in equity securities of companies domiciled outside the U.S. or with significant business operations (defined as companies with at least 40% of revenue, assets, income or expenditure outside the U.S) and/or assets outside the U.S.

The Fund will invest in equity securities of companies without regard to market capitalization that the Sub-Advisor, Bedlam Asset Management PLC ("Bedlam"), believes are attractively priced in consideration of their growth prospects. For each company considered for inclusion in the Fund, Bedlam assesses the current and expected future fundamentals of the company's industry and sector; evaluates the company's financial statements and its earnings quality; identifies the key drivers of the company's earnings and cash flow; and develops proprietary forecasts of the company's earnings and free cash flow. Bedlam requires a company's expected free cash flow yield or earnings yield over the subsequent two years to be at least 20% greater than Bedlam's estimate of the company's cost of equity capital. The Fund will generally invest in at least eight countries and will hold approximately 30 to 50 securities. Bedlam generally sells a security when it reaches its fair value estimate as determined by Bedlam, when earnings forecasts do not justify the current price, when there has been or there is an expectation of an adverse change in the company's fundamentals or the sector fundamentals, or when other opportunities appear more attractive.

THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country. There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist. There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

Foreign receipts, which include American Depositary Receipts ("ADRs"), are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security.

Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.


This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of global equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.


THE FUND'S PERFORMANCE


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year and since inception compare with the MSCI All Country World Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

GLOBAL EQUITY FUND - CLASS A TOTAL RETURN AS OF DECEMBER 31

[BAR CHART]

13.80%
2010

Best Quarter:  3rd Quarter 2010 12.82%   Worst Quarter:  2nd Quarter 2010 -8.35%

After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2010
                                                                            Since Inception
                                                            1 Year            (09-30-09)
GLOBAL EQUITY FUND
-------------------------------------------------------------------------------------------------
CLASS A RETURNS
Return Before Taxes                                           7.30%              9.04%
Return After Taxes on Distributions                           6.95%              8.76%
Return After Taxes on Distributions and
    Sale of Fund Shares                                       5.01%              7.62%
CLASS C RETURN                                               12.97%             13.48%
CLASS Y RETURN                                               14.06%             14.62%
INSTITUTIONAL SHARES RETURN                                  14.16%             14.72%
MSCI ALL COUNTRY WORLD INDEX                                 13.21%             18.71%
(reflects no deductions for fees, expenses or taxes)
-------------------------------------------------------------------------------------------------


INVESTMENT ADVISOR                          INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.                   Bedlam Asset Management PLC

PORTFOLIO MANAGER(S)

Jonathan Compton
Managing Director
Managed the Fund since 2009

Ian McCallum
Director and CIO
Managed the Fund since 2009

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
-------------------------------
                                                                      CLASS A AND CLASS C                            CLASS Y
                                                            Initial          Additional              Initial       Additional
                                                           Investment        Investment             Investment     Investment
------------------------------------------------------------------------------------------------------------------------------
Regular Account                                           $     2,500       $         50           $      2,500       None
Retirement Account or Custodial Account under
      the Uniform Gifts/Transfers to Minors Act           $     1,000       $         50           None               None
Investments through the Automatic Investment Plan         $       100       $         50           None               None
------------------------------------------------------------------------------------------------------------------------------

                                                                            INSTITUTIONAL
                                                             Initial         Additional
                                                           Investment        Investment
------------------------------------------------------------------------------------------------------------------------------
Regular Account                                           $   500,000        None
------------------------------------------------------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution. Institutional shares are available through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

TOUCHSTONE GLOBAL REAL ESTATE FUND SUMMARY

THE FUND'S INVESTMENT GOAL

The Touchstone Global Real Estate Fund seeks capital appreciation.

THE FUND'S FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the section entitled "Purchase and Redemption of Shares" in the Fund's Statement of Additional Information.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                  Class A           Class C           Class Y      Institutional
---------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
    Purchases (as a percentage of offering price)                   5.75%            None               None            None
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)                      None             1.00%              None            None
Wire Redemption Fee                                                 Up to $15        Up to $15          None            None
---------------------------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
---------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                     0.80%            0.80%              0.80%           0.80%
Distribution and/or Service (12b-1) Fees                            0.25%            1.00%              None             None
Other Expenses                                                      3.22%            2.80%              2.82%           2.54%
Total Annual Fund Operating Expenses                                4.27%            4.60%              3.62%           3.34%
Fee Waiver and/or Expense Reimbursement(1)                          2.88%            2.46%              2.48%           2.35%
Total Annual Fund Operating Expenses After Fee Waiver
       and/or Expense Reimbursement                                 1.39%            2.14%              1.14%           0.99%
---------------------------------------------------------------------------------------------------------------------------------

(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.39%, 2.14%, 1.14% and 0.99% for Class A shares, Class C shares, Class Y shares and Institutional shares, respectively. This expense limitation will remain in effect until at least January 27, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.


EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                                            Assuming No
                                                        Assuming Redemption at End of Period                Redemption
                                             Class A        Class C         Class Y       Institutional      Class C
1 Year                                        $708           $320            $116            $101             $217
3 Years                                       $1,548         $1,167          $879            $807             $1,167
5 Years                                       $2,401         $2,125          $1,662          $1,537           $2,125
10 Years                                      $4,587         $4,553          $3,718          $3,471           $4,553
---------------------------------------------------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 107% of the average value of its portfolio.


THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Global Real Estate Fund invests, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in common stocks and other equity securities of U.S. and foreign real estate companies without regard to market capitalization. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of this Fund, real estate equity securities include common stocks, preferred stocks, and other equity securities issued by real estate investment trusts ("REITs") and other real estate operating companies that derive the majority of their revenue from the direct or indirect ownership, construction, financing, management, or sale of commercial, industrial, or residential real estate. The Fund will invest significantly (generally 40% or more of the Fund's assets) in real estate equity securities of companies domiciled outside the U.S. or with a majority of their assets or aforementioned real estate activities outside the U.S.

The Fund's sub-advisor, Cornerstone Real Estate Advisers LLC ("Cornerstone"), employs a fundamental, research-driven investment process. Cornerstone considers the following factors in selecting real estate equity securities for the Fund:

o Environmental factors that affect real estate such as the macroeconomic environment, cost of capital, investor sentiment for real estate securities, and the fundamental health of global real estate markets.

o Company-specific factors such as valuation, company's management team, competitive strategy, positioning of the real estate portfolio, capital position and access to capital markets, and financial management.

o Real estate, financial markets, and company-specific risks such as management risk (i.e., depth of management and alignment with shareholders), corporate governance, real estate portfolio risk (including location, age and condition of properties), property development risk, property income risk, debt profile, and equity liquidity risk (i.e., the ability to trade the security without materially affecting the price).


After identifying attractive securities for potential inclusion in the Fund, Cornerstone constructs a portfolio generally consisting of 65 to 95 securities. Cornerstone will generally sell a security when its prospects for capital appreciation have diminished, when it reaches fair value, or when another investment option is more attractive.


The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company. The Fund concentrates its investments in the real estate industry.

THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.


Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock on the company's assets in the event of liquidation.


Since the Fund's investments are concentrated in the real estate industry, they are subject to the risk that the real estate industry will underperform the broader market, as well as the risk that issuers in the industry will be impacted by market conditions, legislative or regulatory changes, or competition.

REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increases in property taxes, operating expenses, rising interest rates, competition, overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically are subject to management fees and other expenses that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.


The securities of issuers that own, construct, manage or sell commercial real estate (e.g. shopping malls) or industrial real estate (e.g. office buildings) may be affected by economic conditions, generally, and specifically by changes in real estate values and property taxes, overbuilding, variations in rental income and vacancy rates in terms of supply and demand, interest rates and changes in tax and regulatory requirements, such as those relating to the environment. Performance of a particular real estate security also may depend on the structure, cash flow, and management skill of the particular company.

Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country. There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist. There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets than other diversified mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.


This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of global real estate investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.

THE FUND'S PERFORMANCE


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year and since inception compare with the FTSE ERPA/NAREIT Developed Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

GLOBAL REAL ESTATE FUND - CLASS A TOTAL RETURN AS OF DECEMBER 31

[BAR CHART]

19.35%
2010

Best Quarter:  3rd Quarter 2010 18.76%    Worst Quarter: 2nd Quarter 2010 -7.99%

After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2010
                                                                            Since Inception
                                                             1 Year           (09-30-09)
GLOBAL REAL ESTATE FUND
-------------------------------------------------------------------------------------------------
CLASS A RETURNS
Return Before Taxes                                          12.53%             14.43%
Return After Taxes on Distributions                           8.93%             11.33%
Return After Taxes on Distributions and
    Sale of Fund Shares                                       8.12%             10.55%
CLASS C RETURN                                               18.51%             19.15%
CLASS Y RETURN                                               19.68%             20.30%
INSTITUTIONAL SHARES RETURN                                  19.86%             20.47%
FTSE ERPA/NAREIT DEVELOPED INDEX                             20.40%             25.85%
(reflects no deductions for fees, expenses or taxes)
-------------------------------------------------------------------------------------------------


INVESTMENT ADVISOR                          INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.                   Cornerstone Real Estate Advisers LLC

PORTFOLIO MANAGER(S)

Dave Wharmby, CFA
Portfolio Manager
Managing the Fund since 2009

Scott Westphal, CFA, CPA
Managing Director, Portfolio Manger
Managing the Fund since 2009

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
-------------------------------
                                                                CLASS A AND CLASS C                         CLASS Y
                                                            Initial          Additional              Initial        Additional
                                                           Investment        Investment             Investment      Investment
--------------------------------------------------------------------------------------------------------------------------------
Regular Account                                           $     2,500       $         50           $      2,500       None
Retirement Account or Custodial Account under
      the Uniform Gifts/Transfers to Minors Act           $     1,000       $         50           None               None
Investments through the Automatic Investment Plan         $       100       $         50           None               None
--------------------------------------------------------------------------------------------------------------------------------

                                                                  INSTITUTIONAL
                                                            Initial          Additional
                                                           Investment        Investment
--------------------------------------------------------------------------------------------------------------------------------
Regular Account                                           $   500,000        None
--------------------------------------------------------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution. Institutional shares are available through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

TOUCHSTONE INTERNATIONAL FIXED INCOME FUND SUMMARY

THE FUND'S INVESTMENT GOAL

The Touchstone International Fixed Income Fund seeks total return.

THE FUND'S FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the section entitled "Purchase and Redemption of Shares" in the Fund's Statement of Additional Information.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                   Class A          Class C            Class Y       Institutional
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
    Purchases (as a percentage of offering price)                   4.75%            None                None            None
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)                      None             1.00%               None            None
Wire Redemption Fee                                                 Up to $15        Up to $15           None            None
----------------------------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
----------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                     0.55%            0.55%               0.55%           0.55%
Distribution and/or Service (12b-1) Fees                            0.25%            1.00%               None            None
Other Expenses                                                      1.67%            1.61%               1.95%           1.09%
Acquired Fund Fees and Expenses(1)                                  0.01%            0.01%               0.01%           0.01%
Total Annual Fund Operating Expenses                                2.48%            3.17%               2.51%           1.65%
Fee Waiver and/or Expense Reimbursement(2)                          1.38%            1.32%               1.66%           0.95%
Total Annual Fund Operating Expenses After Fee Waiver
       and/or Expense Reimbursement                                 1.10%            1.85%               0.85%           0.70%
----------------------------------------------------------------------------------------------------------------------------------

(1) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.09%, 1.84%, 0.84% and 0.69% for Class A shares, Class C shares, Class Y shares and Institutional shares, respectively. This expense limitation will remain in effect until at least January 27, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information..

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                              Assuming No
                                      Assuming Redemption at End of Period                    Redemption
                         Class A           Class C           Class Y         Institutional     Class C
1 Year                    $582              $291              $87               $72             $188
3 Years                   $1,085            $854              $623              $427            $854
5 Years                   $1,614            $1,544            $1,186            $807            $1,544
10 Years                  $3,058            $3,385            $2,720            $1,875          $3,385
-----------------------------------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 160% of the average value of its portfolio.


THE FUND'S PRINCIPAL INVESTMENT STRATEGIES


The Touchstone International Fixed Income Fund invests, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in fixed income securities of issuers located outside the United States. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Fixed income securities consist of debt obligations of developed and emerging market governments, their agencies and instrumentalities, corporate debt obligations, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, non-investment grade corporate debt obligations, and debt securities that are convertible into common or preferred stock. Corporate debt obligations include corporate bonds, debentures, notes and other similar instruments. Investment grade fixed income securities include securities rated BBB- or higher by Standard & Poor's Corporation ("S&P") or Baa3 or higher by Moody's Investors Services, Inc. ("Moody's") or, if unrated by S&P or Moody's, determined by the sub-advisor, GAM International Management Limited ("GAM International"), to be of comparable quality. The Fund may invest in securities denominated in U.S. dollars or a foreign currency.

The Fund may invest up to 20% of its net assets in non-investment grade debt securities. The Fund may invest up to 10% of its total assets in debt obligations of emerging market governments, their agencies and instrumentalities. The Fund may invest in forward currency contracts in order to achieve its goals. Forward currency contracts may be used to hedge currency exposure of the Fund's fixed income securities and they may be used to invest in a currency that GAM International expects to appreciate relative to another currency.

GAM International selects the Fund's foreign country and currency compositions based on an evaluation of various macroeconomic factors including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade, and current account balances. In selecting the Fund's target fixed income sector weights, GAM International assesses the relative valuations of the sectors by determining whether the securities included within a sector are selling at a discount to GAM International's estimate of their intrinsic value. Once country, currency, and sector weights are established, GAM International selects fixed income securities within each sector and country that it believes offer attractive income and/or capital appreciation potential with a reasonable level of risk. GAM International generally sells a security when it reaches a target price, there is a change in the issuer's credit quality, or if its current assessment of the relative valuations of the sectors in which the Fund invests or markets as a whole make investments in other securities appear more attractive.

The securities in which the Fund invests may pay interest at fixed rates, variable rates, or subject to reset terms. In addition, these securities may make principal payments that are fixed, variable or both. Under normal circumstances, the Fund's effective duration will be within two years (plus or minus) of the effective duration of the Fund's benchmark, the Citigroup World Government Bond Index ex-U.S., which as of December 31, 2010 was 6.8.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of one issuer.

THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.


The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Regardless of the rating of a security, the Fund is subject to the risk that an issuer of the security will be unable or unwilling to make timely principal and/or interest payments. Investment grade debt securities may be downgraded by a Nationally Recognized Statistical Rating Organization ("NRSRO") to below investment grade status, which would increase the risk of holding these securities or a rating may become stale in that it fails to reflect changes to an issuer's financial condition. Ratings represent the NRSRO's opinion regarding the quality of the security and are not a guarantee of quality. NRSROs may fail to make timely credit ratings in response to subsequent events. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed income security that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years. Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.


Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average duration of the Fund's mortgage-backed securities and, therefore, to fully assess the interest rate risk of the Fund. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Asset-backed securities are fixed income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Even with a credit enhancement by a third party, there is still risk of loss. There could be inadequate collateral or no collateral for asset-backed securities. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and, at times, the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities' effective durations.

Non-investment grade debt securities are sometimes referred to as "junk bonds" and may be very risky with respect to their issuers' ability to make payments of interest and principal. There is a high risk that the Fund could suffer a loss from investments in non-investment grade debt securities caused by the default of an issuer of such securities. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of non-investment grade debt securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for non-investment grade debt securities has, in the past, had more frequent and larger price changes than the markets for other securities. Non-investment grade debt securities can also be more difficult to sell for good value.


A forward currency contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward currency contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains, do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk.

The Fund may invest in derivatives, such as futures, options, or swap contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives, including the risk of counterparty default. These additional risks could cause the Fund to experience losses to which it would otherwise not be subject. The Fund may use derivates to gain exposure to (or hedge exposure against) a particular market, currency or instrument, to adjust the Fund's duration or attempt to manage interest rate risk, and for certain other purposes consistent with its investment strategy.


Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country. There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist. There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The actions of governments concerning their respective economies could have an important effect on their ability or willingness to service their sovereign debt. Such actions could have significant effects on market conditions and on the prices of securities and instruments held by the Fund, including the securities and instruments of foreign private issuers. Factors which may influence the ability or willingness of foreign sovereigns to service debt include, but are not limited to: the availability of sufficient foreign exchange on the date payment is due; the relative size of its debt service burden to the economy as a whole; its balance of payments (including export performance) and cash flow situation; its access to international credits and investments; fluctuations in interest and currency rates and reserves; and its government's policies towards the International Monetary Fund, the World Bank and other international agencies. If a foreign sovereign defaults on all or a portion of its foreign debt, the Fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the prevailing country, which could substantially delay or defeat any recovery.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets than other diversified mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

This Fund should only be purchased by investors seeking total return who can withstand the share price volatility of international fixed income investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.


THE FUND'S PERFORMANCE


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year and since inception compare with the Citigroup World Government Bond Index ex-U.S. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

INTERNATIONAL FIXED INCOME FUND - CLASS A TOTAL RETURN AS OF DECEMBER 31

[BAR CHART]

13.78%
2010

Best Quarter:  3rd Quarter 2010 11.17%   Worst Quarter:  4th Quarter 2010 -1.59%

After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2010
                                                                           Since Inception
                                                            1 Year            (09-30-09)
INTERNATIONAL FIXED INCOME FUND
-------------------------------------------------------------------------------------------------
CLASS A RETURNS
Return Before Taxes                                           7.20%              5.39%
Return After Taxes on Distributions                           3.82%              2.65%
Return After Taxes on Distributions and
    Sale of Fund Shares                                       4.66%              3.03%
CLASS C RETURN                                               12.91%              9.67%
CLASS Y RETURN                                               14.05%             10.76%
INSTITUTIONAL SHARES RETURN                                  14.23%             10.93%
CITIGROUP WORLD GOVERNMENT BOND INDEX EX-U.S.                 5.21%              3.52%
(reflects no deductions for fees, expenses or taxes)
-------------------------------------------------------------------------------------------------


INVESTMENT ADVISOR                          INVESTMENT SUB-ADVISOR


Touchstone Advisors, Inc.                   GAM International Management Limited


PORTFOLIO MANAGER(S)

Daniel Sheard
Investment Manager
Managing the Fund since 2009

Tim Haywood
Investment Director - Business Unit Head
Managing the Fund since 2009

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
-------------------------------
                                                                 CLASS A AND CLASS C                        CLASS Y
                                                            Initial          Additional              Initial       Additional
                                                           Investment        Investment             Investment     Investment
-------------------------------------------------------------------------------------------------------------------------------
Regular Account                                           $     2,500       $         50           $      2,500       None
Retirement Account or Custodial Account under
      the Uniform Gifts/Transfers to Minors Act           $     1,000       $         50           None               None
Investments through the Automatic Investment Plan         $       100       $         50           None               None
-------------------------------------------------------------------------------------------------------------------------------

                                                                           INSTITUTIONAL
                                                            Initial          Additional
                                                           Investment        Investment
-------------------------------------------------------------------------------------------------------------------------------
Regular Account                                           $   500,000        None
-------------------------------------------------------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution. Institutional shares are available through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

TOUCHSTONE LARGE CAP RELATIVE VALUE FUND SUMMARY

THE FUND'S INVESTMENT GOAL

The Touchstone Large Cap Relative Value Fund seeks capital appreciation.

THE FUND'S FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the section entitled "Purchase and Redemption of Shares" in the Fund's Statement of Additional Information.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                  Class A            Class C            Class Y     Institutional
---------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
    Purchases (as a percentage of offering price)                   5.75%            None                None            None
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)                      None             1.00%               None            None
Wire Redemption Fee                                                 Up to $15        Up to $15           None            None
---------------------------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE
OF THE VALUE OF YOUR INVESTMENT)
---------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                     0.70%            0.70%               0.70%           0.70%
Distribution and/or Service (12b-1) Fees                            0.25%            1.00%               None            None
Other Expenses                                                      2.27%            1.99%               2.07%           1.78%
Total Annual Fund Operating Expenses                                3.22%            3.69%               2.77%           2.48%
Fee Waiver and/or Expense Reimbursement(1)                          2.03%            1.75%               1.83%           1.69%
Total Annual Fund Operating Expenses After Fee Waiver
       and/or Expense Reimbursement                                 1.19%            1.94%               0.94%           0.79%
---------------------------------------------------------------------------------------------------------------------------------

(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.19%, 1.94%, 0.94% and 0.79% for Class A shares, Class C shares, Class Y shares and Institutional shares, respectively. This expense limitation will remain in effect until at least January 27, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.


EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                                Assuming No
                                             Assuming Redemption at End of Period               Redemption
                                Class A         Class C          Class Y        Institutional     Class C
1 Year                           $689            $300             $96              $81             $197
3 Years                          $1,331          $968             $685             $611            $968
5 Years                          $1,995          $1,758           $1,301           $1,168          $1,758
10 Years                         $3,762          $3,828           $2,966           $2,688          $3,828
--------------------------------------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 2% of the average value of its portfolio.


THE FUND'S PRINCIPAL INVESTMENT STRATEGIES


The Touchstone Large Cap Relative Value Fund invests, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in common stocks of large capitalization U.S. companies. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, a large capitalization company has a market capitalization within the range of market capitalization represented in the Russell 1000 Value Index (between $1.3 billion and $283 billion at the time of its most recent reconstitution on May 31, 2010) at the time of purchase. The size of the companies in the Russell 1000 Value Index will change with market conditions.


The Sub-Advisor, EARNEST Partners LLC ("EARNEST Partners") employs an investment style that seeks to outperform the Russell 1000 Value Index while attempting to control volatility and risk. In the first step of the investment process, EARNEST Partners screens the relevant universe to identify stocks that it believes are likely to outperform based on their financial characteristics and the current environment. This process seeks to identify the financial and market characteristics, including valuation measures, market trends, operating trends, growth measures, and profitability measures that have been in place when an individual company has produced outstanding performance. In the second step of the investment process, an investment thesis is developed and tested for certain companies identified in the first step. The test generally includes conversations with the company's management team and industry specialists, review of the company's financial reports, analysis of industry and company-specific studies, and independent field research. In the final step of the investment process, EARNEST Partners constructs a portfolio of approximately 50 stocks that EARNEST Partners believes are expected to collectively have the best potential for capital appreciation and are expected to mitigate downside risk. EARNEST Partners will generally sell a stock if the company's prospects deteriorate, or if it identifies another stock expected to have superior return and risk characteristics.

THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

Large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.


This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of equity investing and seek exposure to large cap stocks. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.

THE FUND'S PERFORMANCE


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year and since inception compare with the Russell 1000 Value Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

LARGE CAP RELATIVE VALUE FUND - CLASS A TOTAL RETURN AS OF DECEMBER 31

[BAR CHART]

17.73%
2010

Best Quarter:  4th Quarter 2010 13.17%  Worst Quarter:  2nd Quarter 2010 -12.73%

After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2010
                                                                          Since Inception
                                                            1 Year            (09-30-09)
--------------------------------------------------------------------------------------------------
LARGE CAP RELATIVE VALUE FUND
CLASS A RETURNS
Return Before Taxes                                          10.98%             14.71%
Return After Taxes on Distributions                          10.94%             14.66%
Return After Taxes on Distributions and
    Sale of Fund Shares                                       7.17%             12.52%
CLASS C RETURN                                               16.75%             19.36%
CLASS Y RETURN                                               18.06%             20.60%
INSTITUTIONAL SHARES RETURN                                  18.22%             20.76%
RUSSELL 1000 VALUE INDEX                                     15.51%             19.60%
(reflects no deductions for fees, expenses or taxes)
--------------------------------------------------------------------------------------------------


INVESTMENT ADVISOR                          INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.                   EARNEST Partners LLC

PORTFOLIO MANAGER(S)

Paul Viera
CEO and Partner
Managing the Fund since 2009

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
-------------------------------
                                                                CLASS A AND CLASS C                         CLASS Y
                                                           Initial           Additional              Initial        Additional
                                                          Investment         Investment             Investment      Investment
-------------------------------------------------------------------------------------------------------------------------------
Regular Account                                           $     2,500       $         50           $      2,500        None
Retirement Account or Custodial Account under
      the Uniform Gifts/Transfers to Minors Act           $     1,000       $         50           None                None
Investments through the Automatic Investment Plan         $       100       $         50           None                None
-------------------------------------------------------------------------------------------------------------------------------

                                                                            INSTITUTIONAL
                                                            Initial          Additional
                                                           Investment        Investment
-------------------------------------------------------------------------------------------------------------------------------
Regular Account                                           $   500,000        None
-------------------------------------------------------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution. Institutional shares are available through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

TOUCHSTONE MARKET NEUTRAL EQUITY FUND SUMMARY

THE FUND'S INVESTMENT GOAL


The Touchstone Market Neutral Equity Fund seeks capital appreciation and to provide positive returns regardless of the direction of the stock markets.


THE FUND'S FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the section entitled "Purchase and Redemption of Shares" in the Fund's Statement of Additional Information.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                   Class A          Class C            Class Y
-----------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
    Purchases (as a percentage of offering price)                   5.75%            None                None
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)                      None             1.00%               None
Wire Redemption Fee                                                 Up to $15        Up to $15           None
-----------------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
-----------------------------------------------------------------------------------------------------------------------
Management Fees                                                     1.30%            1.30%               1.30%
Distribution and/or Service (12b-1) Fees                            0.25%            1.00%               None
Other Expenses                                                      1.15%            1.14%               0.99%
    Dividend Expenses on Securities Sold Short                      1.19%            1.04%               1.10%
Total Annual Fund Operating Expenses                                3.89%            4.48%               3.39%
Fee Waiver and/or Expense Reimbursement(1)                          2.39%            2.23%               2.14%
Total Annual Fund Operating Expenses After Fee Waiver
       and/or Expense Reimbursement(2)                              1.50%            2.25%               1.25%
-----------------------------------------------------------------------------------------------------------------------

(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.50%, 2.25% and 1.25% for Class A shares, Class C shares and Class Y shares, respectively. This expense limitation will remain in effect until at least January 27, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.

(2) Expenses shown above have been restated to reflect a change in the Fund's contractual fee waiver and will differ from the expenses reflected in the Fund's Annual Report for the fiscal year ended September 30, 2010.


EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                 Assuming No
                                    Assuming Redemption at End of Period         Redemption
                                    Class A       Class C        Class Y           Class C
1 Year                               $719          $331           $127              $228
3 Years                              $1,486        $1,154         $842              $1,154
5 Years                              $2,271        $2,089         $1,580            $2,089
10 Years                             $4,309        $4,469         $3,532            $4,469
-----------------------------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 377% of the average value of its portfolio.


THE FUND'S PRINCIPAL INVESTMENT STRATEGIES


The Touchstone Market Neutral Equity Fund, under normal conditions, invests long in equity securities believed to be undervalued, and takes short positions in securities believed to be overvalued, as determined by the fund's sub-advisor, Aronson Johnson Ortiz, LP ("AJO").


AJO employs a systematic, disciplined, quantitative investment process based upon an investment philosophy that superior investment results are best achieved by a combination of value, management, and momentum.

AJO screens every stock that trades on a major U.S. exchange for companies that have at least three years of operating history and have sufficient liquidity for both long and short positions, while considering suitability (no bankruptcies, ADRs, gold stocks, or funds). AJO then evaluates each company by examining it relative to its industry peers, using multiple measures within the categories of value, management, and momentum, to derive an excess expected return for each company. The portfolio is constructed with individual security weights driven by combining AJO's estimates of excess expected return and its assessment of risk. AJO seeks to minimize implementation shortfall, defined as the difference between valuation price and execution price, including commissions, dealer spreads, market impact, and opportunity costs.

The Fund is sector-neutral long versus short, meaning it seeks to maintain an equal dollar amount of long positions and short positions within each sector and the Fund in total, and seeks to be widely diversified in terms of industry, fundamental characteristics, and other statistical measures of risk. Under normal market conditions, the Fund will remain fully invested at all times, maintaining cash necessary to collateralize short positions and changes in market value.
AJO's sell discipline is primarily driven by changes in valuations from their ongoing evaluation of the investment universe, after consideration of transaction costs.


The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.


THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall (or rise with respect to short positions) over short or extended periods of time. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. Conversely, the risk of price increases with respect to securities sold short will also cause a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund will incur a loss as a result of a short sale if the price of the security sold short increases in value between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. In addition, a lender may request, or market conditions may dictate, that securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs, any anticipated gain to the Fund may be reduced or eliminated or the short sale may result in a loss. The Fund's losses are potentially unlimited in a short sale transaction. Short sales are speculative transactions and involve special risks, including greater reliance on the Sub-Advisor's ability to accurately anticipate the future value of a security. The Fund may short up to 100% of the long portfolio market value.

Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund's performance and may generate more taxable short-term gains for shareholders.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of long/short investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.


THE FUND'S PERFORMANCE


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year and since inception compare with the Citigroup 3-Month Treasury Bill Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

MARKET NEUTRAL EQUITY FUND - CLASS A TOTAL RETURN AS OF DECEMBER 31

[BAR CHART]

-3.88%
2010

Best Quarter:  2nd Quarter 2010 1.35%    Worst Quarter:  1st Quarter 2010 -3.88%

After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes," it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2010
                                                                           Since Inception
                                                             1 Year           (09-30-09)
MARKET NEUTRAL EQUITY FUND
---------------------------------------------------------------------------------------------------
Return Before Taxes                                          -9.38%             -7.22%
Return After Taxes on Distributions                          -9.38%             -7.22%
Return After Taxes on Distributions and
    Sale of Fund Shares                                      -6.10%             -6.13%
CLASS C RETURN                                               -4.49%             -3.37%
CLASS Y RETURN                                               -3.48%             -2.40%
CITIGROUP 3-MONTH TREASURY BILL INDEX                         0.13%              0.17%
(reflects no deductions for fees, expenses or taxes)
---------------------------------------------------------------------------------------------------


INVESTMENT ADVISOR                          INVESTMENT SUB-ADVISOR


Touchstone Advisors, Inc.                   Aronson Johnson Ortiz, LP


PORTFOLIO MANAGER(S)

Theodore R. Aronson, CFA, CIC
Portfolio Manager
Managing the Fund since 2009

Stefani Cranston, CFA, CPA
Portfolio Manager
Managing the Fund since 2009


Gina Marie N. Moore, CFA, CPA
Portfolio Manager
Managing the Fund since 2009


Martha E. Ortiz, CFA, CIC
Portfolio Manager
Managing the Fund since 2009


R. Brian Wenzinger, CFA
Portfolio Manager
Managing the Fund since 2009


Christopher J. W. Whitehead
Portfolio Manager
Managing the Fund since 2010

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
-------------------------------
                                                                CLASS A AND CLASS C                         CLASS Y
                                                            Initial          Additional              Initial       Additional
                                                           Investment        Investment             Investment     Investment
---------------------------------------------------------------------------------------------------------------------------
Regular Account                                           $     2,500       $         50           $      2,500       None
Retirement Account or Custodial Account under
      the Uniform Gifts/Transfers to Minors Act           $     1,000       $         50           None               None
Investments through the Automatic Investment Plan         $       100       $         50           None               None
---------------------------------------------------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

TOUCHSTONE MID CAP VALUE FUND SUMMARY

THE FUND'S INVESTMENT GOAL

The Touchstone Mid Cap Value Fund seeks capital appreciation.

THE FUND'S FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the section entitled "Purchase and Redemption of Shares" in the Fund's Statement of Additional Information.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                   Class A          Class C             Class Y      Institutional
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
    Purchases (as a percentage of offering price)                   5.75%            None                None            None
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)                      None             1.00%               None            None
Wire Redemption Fee                                                 Up to $15        Up to $15           None            None
-----------------------------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
-----------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                     0.85%            0.85%               0.85%           0.85%
Distribution and/or Service (12b-1) Fees                            0.25%            1.00%               None            None
Other Expenses                                                      1.97%            2.01%               2.34%           1.08%
Total Annual Fund Operating Expenses                                3.07%            3.86%               3.19%           1.93%
Fee Waiver and/or Expense Reimbursement(1)                          1.78%            1.82%               2.15%           1.04%
Total Annual Fund Operating Expenses After Fee Waiver
       and/or Expense Reimbursement                                 1.29%            2.04%               1.04%           0.89%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.29%, 2.04%, 1.04% and 0.89% for Class A shares, Class C shares, Class Y shares and Institutional shares, respectively. This expense limitation will remain in effect until at least January 27, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholder.. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.


EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                         Assuming No
                                          Assuming Redemption at End of Period           Redemption
                               Class A      Class C           Class Y     Institutional   Class C
1 Year                         $699         $310              $106            $91          $207
3 Years                        $1,311       $1,011            $781            $505         $1,011
5 Years                        $1,946       $1,833            $1,481          $945         $1,833
10 Years                       $3,646       $3,973            $3,345          $2.169       $3,973
---------------------------------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.


THE FUND'S PRINCIPAL INVESTMENT STRATEGIES


The Touchstone Mid Cap Value Fund invests, under normal conditions, at least 80% of its net assets (including borrowings for investment purposes) in common stocks of medium capitalization companies. This is a non-fundamental policy that the Fund can change upon 60 days' prior notice to shareholders. For purposes of the Fund, a medium capitalization company has a market capitalization within the range of market capitalization represented in the Russell Midcap Index (between $1.3 billion and $14.1 billion at the time of its most recent reconstitution on May 31, 2010) at the time of purchase. The size of the companies in the Russell Mid Cap Index will change with market conditions.


The Sub-Advisor, Lee Munder Capital Group, LLC ("LMCG") employs a fundamental investment process which seeks to identify companies which it believes are selling at a discount to their intrinsic value. In the first step of the investment process, LMCG employs five valuation screens that seek to identify the most attractively priced mid cap securities. In evaluating and selecting potential investments for the Fund, LMCG completes in-depth research and analysis on the securities that pass the valuation screens in an effort to identify leading companies selling at attractive valuations. The research and analysis include an examination of financial statements and assessments of the management team, the company's competitive strategy and its current market position. LMCG generally limits the Fund's weight in a sector to 10% over or under the sector's weight in the Russell Midcap Value Index, except for the financial sector, which may be underweighted by up to 15%. The Fund will hold approximately 60 to 80 securities. LMCG will generally sell a security when it no longer passes the valuation screens, reaches a price target, or its prospects for appreciation have diminished.

THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.
The Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium companies may have more limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium cap company stocks may be more volatile than stocks of larger companies.


This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of mid cap equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.


THE FUND'S PERFORMANCE


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year and since inception compare with the Russell MidCap Value Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

MID CAP VALUE FUND - CLASS A TOTAL RETURN AS OF DECEMBER 31

[BAR CHART]

26.00%
2010

Best Quarter:  4th Quarter 2010 12.88%   Worst Quarter:  2nd Quarter 2010 -8.85%

After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2010
                                                                            Since Inception
                                                             1 Year           (09-30-09)
MID CAP VALUE FUND
----------------------------------------------------------------------------------------------------
CLASS A RETURNS
Return Before Taxes                                          18.70%             20.49%
Return After Taxes on Distributions                          18.13%             19.95%
Return After Taxes on Distributions and
    Sale of Fund Shares                                      12.33%             17.22%
CLASS C RETURN                                               25.02%             25.38%
CLASS Y RETURN                                               26.33%             26.66%
INSTITUTIONAL SHARES RETURN                                  26.48%             26.81%
RUSSELL MIDCAP VALUE INDEX                                   24.75%             30.41%
(reflects no deductions for fees, expenses or taxes)
----------------------------------------------------------------------------------------------------


INVESTMENT ADVISOR                      INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.               Lee Munder Capital Group, LLC

PORTFOLIO MANAGER(S)


Donald Cleven, CFA
Portfolio Manager
Managing the Fund since 2009

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
-------------------------------
                                                               CLASS A AND CLASS C                          CLASS Y
                                                            Initial          Additional              Initial       Additional
                                                           Investment        Investment             Investment     Investment
-------------------------------------------------------------------------------------------------------------------------------
Regular Account                                           $     2,500       $         50           $      2,500       None
Retirement Account or Custodial Account under
      the Uniform Gifts/Transfers to Minors Act           $     1,000       $         50           None               None
Investments through the Automatic Investment Plan         $       100       $         50           None               None
-------------------------------------------------------------------------------------------------------------------------------

                                                                  INSTITUTIONAL
                                                            Initial          Additional
                                                           Investment        Investment
-------------------------------------------------------------------------------------------------------------------------------
Regular Account                                           $   500,000        None
-------------------------------------------------------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution. Institutional shares are available through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

TOUCHSTONE SMALL CAP CORE FUND SUMMARY

THE FUND'S INVESTMENT GOAL

The Touchstone Small Cap Core Fund seeks capital appreciation.

THE FUND'S FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the section entitled "Purchase and Redemption of Shares" in the Fund's Statement of Additional Information.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                   Class A          Class C             Class Y     Institutional
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
    Purchases (as a percentage of offering price)                   5.75%            None                None            None
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)                      None             1.00%               None            None
Wire Redemption Fee                                                 Up to $15        Up to $15           None            None
-----------------------------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
-----------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                     0.85%            0.85%               0.85%           0.85%
Distribution and/or Service (12b-1) Fees                            0.25%            1.00%               None            None
Other Expenses                                                      0.45%            0.72%               0.46%           0.47%
Total Annual Fund Operating Expenses                                1.55%            2.57%               1.31%           1.32%
Fee Waiver and/or Expense Reimbursement(1)                          0.21%            0.48%               0.22%           0.38%
Total Annual Fund Operating Expenses After Fee Waiver
       and/or Expense Reimbursement                                 1.34%            2.09%               1.09%           0.94%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.34%, 2.09%, 1.09% and 0.94% for Class A shares, Class C shares, Class Y shares and Institutional shares, respectively. This expense limitation will remain in effect until at least January 27, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.


EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                                            Assuming No
                                                        Assuming Redemption at End of Period                Redemption
                                             Class A        Class C         Class Y       Institutional      Class C
1 Year                                        $704           $315            $111           $96               $212
3 Years                                       $1,017         $754            $394           $381              $754
5 Years                                       $1,352         $1,322          $697           $687              $1,322
10 Years                                      $2,298         $2,869          $1,560         $1,557            $2,869
---------------------------------------------------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 29% of the average value of its portfolio.


THE FUND'S PRINCIPAL INVESTMENT STRATEGIES


The Touchstone Small Cap Core Fund invests, under normal conditions, at least 80% of its net assets (including borrowings for investment purposes) in common stocks of small capitalization U.S. companies. This is a non-fundamental policy that the Fund can change upon 60 days' prior notice to shareholders. For purposes of the Fund, a small capitalization company has a market capitalization within the range of market capitalization represented in the Russell 2000 Index (between $112 million and $2.2 billion at the time of its most recent reconstitution on May 31, 2010), the S&P SmallCap 600 Index (between $1 million and $2.12 billion at the time of its most recent reconstitution on March 31,
2010), or the Dow Jones U.S. Small Cap Total Stock Market Index (between $21 million and $4.1 billion at the time of its most recent reconstitution on June 30, 2010) at the time of purchase. The size of the companies in these indices will change with market conditions.


The sub-advisor, London Company of Virginia d/b/a The London Company ("TLC"), seeks to purchase financially stable small-cap companies that TLC believes are consistently generating high returns on unleveraged operating capital, run by shareholder-oriented management, and trading at a discount to their respective private market values. Guiding principles of TLC's small-cap philosophy include:
(1) a focus on cash return on tangible capital, not earnings per share, (2) the value of a company is determined by cash inflows and outflows discounted by the optimal cost of capital, (3) a focused investment approach (not diversifying excessively) is essential to good investment results, and (4) low turnover and tax sensitivity enhances real returns.

The Fund will hold approximately 30 to 40 securities. TLC invests for the long term and attempts to minimize turnover in an effort to reduce transaction costs and taxes.

TLC utilizes a bottom-up approach in the security selection process. The firm screens a small cap index against an internally developed quantitative model, scoring companies along several dimensions including return on capital, earnings to enterprise value ratio, free cash flow yield, and return on equity. The team seeks companies that are trading at 30-40% discount to intrinsic value. TLC looks at a company's corporate governance structure and management incentives to try to ascertain whether or not management's interests are aligned with shareholders' interests. TLC seeks to identify the sources of a company's competitive advantage as well as what levers management has at its disposal to increase shareholder value. Securities are ultimately added to the Fund when TLC determines that the risk/reward profile of the security has made it attractive to warrant purchase, typically when the security is trading at a low-to-reasonable valuation.

TLC generally sells a security when it becomes overvalued and has reached TLC's price target, when the security's fundamentals deteriorate, to adjust overall portfolio risk, when there is significant trading activity by insiders, or when there is a more promising alternative.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of one issuer.

THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the small capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have more limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets than other diversified mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.


This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of small cap equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.


THE FUND'S PERFORMANCE


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year and since inception compare with the Russell 2000 Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

SMALL CAP CORE FUND - CLASS A TOTAL RETURN AS OF DECEMBER 31

[BAR CHART]

2010
----
21.59%

Best Quarter:  3rd Quarter 2010 14.03%
Worst Quarter: 2nd Quarter 2010 -11.00%

After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2010

                                                                            Since Inception
                                                            1 Year            (09-30-09)
SMALL CAP CORE FUND
-------------------------------------------------------------------------------------------
CLASS A RETURNS
Return Before Taxes                                          14.61%             18.83%
Return After Taxes on Distributions                          14.60%             18.82%
Return After Taxes on Distributions and
   Sale of Fund Shares                                        9.51%             16.06%
CLASS C RETURN                                               20.71%             23.77%
CLASS Y RETURN                                               21.92%             25.04%
INSTITUTIONAL SHARES RETURN                                  22.10%             25.11%
RUSSELL 2000 INDEX                                           26.85%             30.45%
(reflects no deductions for fees, expenses or taxes)
-------------------------------------------------------------------------------------------


INVESTMENT ADVISOR           INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.    London Company of Virginia d/b/a The London Company

PORTFOLIO MANAGER(S)

Stephen Goddard, CFA
President, CIO and Portfolio Manager
Managing the Fund since 2009


Jonathan Moody, CFA
Principal and Portfolio Manager
Managing the Fund since 2009


J. Wade Stinnette
Portfolio Manager
Managing the Fund since 2009


J. Brian Campbell, CFA
Portfolio Manager and Director of Research
Managing the Fund since 2010


BUYING AND SELLING FUND SHARES

Minimum Investment Requirements

                                                                  CLASS A AND CLASS C              CLASS Y
                                                        Initial      Additional     Initial       Additional
                                                       Investment    Investment    Investment     Investment
------------------------------------------------------------------------------------------------------------
Regular Account                                       $     2,500    $       50    $    2,500       None
Retirement Account or Custodial Account under
      the Uniform Gifts/Transfers to Minors Act       $     1,000    $       50          None       None
Investments through the Automatic Investment Plan     $       100    $       50          None       None
------------------------------------------------------------------------------------------------------------

                                                            INSTITUTIONAL
                                                      Initial         Additional
                                                    Investment        Investment
--------------------------------------------------------------------------------
Regular Account                                     $  500,000           None
--------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution. Institutional shares are available through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

TOUCHSTONE FOCUSED EQUITY FUND SUMMARY

THE FUND'S INVESTMENT GOAL

The Touchstone Focused Equity Fund seeks capital appreciation.

THE FUND'S FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the section entitled "Purchase and Redemption of Shares" in the Fund's Statement of Additional Information.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                  Class A           Class C           Class Y         Institutional
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
    Purchases (as a percentage of offering price)                   5.75%           None               None             None
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)                      None            1.00%              None             None
Wire Redemption Fee                                                 Up to $15       Up to $15          None             None
-----------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

-----------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                     0.70%           0.70%              0.70%            0.70%
Distribution and/or Service (12b-1) Fees                            0.25%           1.00%              None              None
Other Expenses                                                      3.70%           3.75%              3.92%            2.96%
Acquired Fund Fees and Expenses(1)                                  0.01%           0.01%              0.01%            0.01%
Total Annual Fund Operating Expenses                                4.66%           5.46%              4.63%            3.67%
Fee Waiver and/or Expense Reimbursement(2)                          3.45%           3.50%              3.67%            2.86%
Total Annual Fund Operating Expenses After Fee Waiver
       and/or Expense Reimbursement                                 1.21%           1.96%              0.96%            0.81%
-----------------------------------------------------------------------------------------------------------------------------------

(1) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.20%, 1.95%, 0.95% and 0.80% for Class A shares, Class C shares, Class Y shares and Institutional shares, respectively. This expense limitation will remain in effect until at least January 27, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.


EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                                                                Assuming No
                                                                Assuming Redemption at End of Period            Redemption
                                              Class A         Class C         Class Y          Institutional     Class C
1 Year                                        $691           $302            $98                   $83            $199
3 Years                                       $1,606         $1,319          $1,065                $858           $1,319
5 Years                                       $2,527         $2,429          $2,039                $1,653         $2,429
10 Years                                      $4,857         $5,159          $4,506                $3,737         $5,159
---------------------------------------------------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 101% of the average value of its portfolio.


THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Focused Equity Fund invests, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in equity securities. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Equity securities include common stock, preferred stock, convertible bonds and warrants. The Fund may invest in companies of any size in seeking to achieve its investment goal. These securities may be traded over the counter or listed on an exchange.

In selecting securities for the Fund, the Fund's sub-advisor, Fort Washington Investment Advisors, Inc. ("Fort Washington"), seeks to invest in companies that:

      o     Are trading below its estimate of the companies' intrinsic value;
            and

      o Have a sustainable competitive advantage or a high barrier to entry in place. The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty or a government barrier (e.g. license or subsidy). Fort Washington believes that the strongest barrier to entry is the combination of economies of scale and high customer loyalty.

The Fund will generally hold 20 to 30 securities with residual cash and equivalents expected to be less than 10% of the Fund's net assets. The Fund can, at times, hold fewer securities and a higher amount of cash and equivalents when Fort Washington cannot find a sufficient number of securities that meets its purchase requirements. The Fund may invest up to 35% of its net assets in securities of foreign issuers through the use of ordinary shares or depositary receipts such as American Depositary Receipts ("ADRs"). The Fund may also invest in securities of emerging market countries.

Fort Washington will generally sell a security if it reaches its estimate of fair value, if a more attractive investment opportunity is available, or if a structural change has taken place and Fort Washington cannot reliably estimate the impact of the change on the business fundamentals.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.

THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

The Fund's investment strategy often involves overweighting the Fund's position in the industry sectors which it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments. In addition, the Fund focuses on a small number of companies, making it highly vulnerable to isolated business setbacks.

Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currencies. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country. There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist. There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.

Foreign receipts, which include ADRs, Global Depositary Receipts ("GDRs") and Ordinary Shares, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security.

Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.


This Fund should only be purchased by investors seeking capital appreciation who can withstand the share price volatility of equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.

THE FUND'S PERFORMANCE


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year and since inception compare with the Russell 3000 Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

FOCUSED EQUITY FUND - CLASS A TOTAL RETURN AS OF DECEMBER 31

[Bar Chart]

2010
20.76%

Best Quarter:  3rd Quarter 2010 14.32%
Worst Quarter: 2nd Quarter 2010 -12.44%

After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2010
                                                                 Since Inception
                                                     1 Year        (12-31-09)
FOCUSED EQUITY FUND
--------------------------------------------------------------------------------
CLASS A RETURNS
Return Before Taxes                                   13.82%         13.82%
Return After Taxes on Distributions                   13.34%         13.34%
Return After Taxes on Distributions and
    Sale of Fund Shares                                9.05%          9.05%
CLASS C RETURN                                        19.84%         19.84%
CLASS Y RETURN                                        21.08%         21.08%
INSTITUTIONAL SHARES RETURN                           21.11%         21.11%
RUSSELL 3000 INDEX                                    16.93%         16.93%
(reflects no deductions for fees, expenses or taxes)
--------------------------------------------------------------------------------


INVESTMENT ADVISOR                     INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.              Fort Washington Investment Advisors, Inc.

PORTFOLIO MANAGER(S)


James Wilhelm
Vice President and Senior Portfolio Manager
Managing the Fund since 2009


BUYING AND SELLING FUND SHARES

Minimum Investment Requirements

                                                                 CLASS A AND CLASS C               CLASS Y
                                                            Initial         Additional      Initial       Additional
                                                           Investment       Investment     Investment     Investment
--------------------------------------------------------------------------------------------------------------------
Regular Account                                           $     2,500       $       50     $    2,500       None
Retirement Account or Custodial Account under
      the Uniform Gifts/Transfers to Minors Act           $     1,000       $       50     None             None
Investments through the Automatic Investment Plan         $       100       $       50     None             None
--------------------------------------------------------------------------------------------------------------------

                                                         INSTITUTIONAL
                                                  Initial            Additional
                                                 Investment          Investment
-------------------------------------------------------------------------------
Regular Account                                  $   500,000         None
-------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution. Institutional shares are available through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

INVESTMENT STRATEGIES AND RISKS

CAN A FUND DEPART FROM ITS PRINCIPAL INVESTMENT STRATEGIES?

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in detail in our Statement of Additional Information ("SAI").

Each Fund's investment goal is non-fundamental, and may be changed by the Trust's Board of Trustees without shareholder approval. You would be notified at least 30 days before any change takes effect. The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations (i.e., fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Funds' goals. This defensive investing may increase a Fund's taxable income. A Fund will do so only if the Advisor or the Fund's sub-advisor believes that the risk of loss in using the Fund's normal strategies and investments outweighs the opportunity for gains. Of course, there can be no guarantee that any Fund will achieve its investment goal.

PORTFOLIO COMPOSITION

Certain of the Funds have adopted policies to invest, under normal circumstances, at least 80% of the value of the Fund's "assets" in certain types of investments suggested by its name (the "80% Policy"). For purposes of these 80% Policies, the term "assets" means net assets plus the amount of borrowings for investment purposes. A Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?


The following is a list of principal risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds'
SAI:


EQUITY RISK (EQUITY FUNDS). Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities of individual companies may fluctuate based upon performance of the company and industry as well as economic trends and developments. Fluctuations in the value of equity securities in which a Fund invests will cause the Fund's net asset value to fluctuate. An investment in an equity fund may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK (FIXED INCOME FUNDS). The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise and during periods of rising interest rates, the values of those securities generally fall. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

CALL RISK (FIXED INCOME FUNDS). During periods of falling interest rates, an issuer may prepay (or "call") certain debt obligations with high coupon rates prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates. The types of securities that are subject to call risk include mortgage-backed securities and municipal bonds with a term of longer than ten years.

CREDIT RISK (FIXED INCOME FUNDS). An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer's securities to decline in value. Credit risk is particularly relevant to those portfolios that invest a significant amount of their assets in junk bonds or lower-rated securities.

EVENT RISK (FIXED INCOME FUNDS). Securities may decline in credit quality and market value due to issuer restructurings, mergers, consolidations, reorganizations, tender or exchange offers, or other factors.


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

MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES (FIXED INCOME FUNDS). Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of a mortgage-backed security will increase and its market price will decrease. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio. In addition, mortgage-backed securities may fluctuate in price based on deterioration in the perceived or actual of the value of the collateral underlying the pool of mortgage loans, typically residential or commercial real estate, which may result in negative amortization or negative equity meaning that the value of the collateral would be worth less than the remaining principal amount owed on the mortgages in the pool. A Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets (credit card receivables, automobile financing loans, etc.) and the servicing of the assets.

U.S. GOVERNMENT SECURITIES AND U.S. GOVERNMENT AGENCIES RISK (CORE PLUS FIXED INCOME FUND). The Fund's U.S. Government Securities are not guaranteed against price movements due to changing interest rates. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Freddie Mac, Tennessee Valley Authority and Student Loan Marketing Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.


CHANGE IN MARKET CAPITALIZATION (CAPITAL APPRECIATION FUND, LARGE CAP RELATIVE VALUE FUND, MID CAP VALUE FUND AND SMALL CAP CORE FUND). A Fund may specify in its principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market fluctuation, the Fund may continue to hold the security if, in the sub-advisor's judgment, the security remains otherwise consistent with the Fund's investment goal and strategies. However, this change could affect the Fund's flexibility in making new investments.


NON-DIVERSIFICATION RISK (GLOBAL REAL ESTATE FUND, INTERNATIONAL FIXED INCOME FUND, SMALL CAP CORE FUND AND FOCUSED EQUITY FUND). Subject to federal income tax restrictions relating to the Fund's qualification as a regulated investment company, a non-diversified fund may invest a significant percentage of its assets in the securities of a single company. Because a higher percentage of the Fund's holdings may be invested in a single company, the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund.

PORTFOLIO TURNOVER (ALL FUNDS). Each Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Advisor and/or sub-advisor determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Advisor's or sub-advisor's control. These transactions will increase a Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in a Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund's returns.


REITS RISK (EMERGING MARKETS FUND AND GLOBAL REAL ESTATE FUND). REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") or its failure to maintain exemption from registration under the Investment Company Act of 1940, as amended ("1940 Act").



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

FOREIGN RISK (CORE PLUS FIXED INCOME FUND, EMERGING MARKETS EQUITY FUND, GLOBAL EQUITY FUND, GLOBAL REAL ESTATE FUND, INTERNATIONAL FIXED INCOME FUND AND FOCUSED EQUITY FUND). Investing in foreign securities poses unique risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, and other considerations. Diplomatic, political or economic developments, including nationalization or appropriation, could affect investments in foreign securities. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets.

EMERGING MARKET COUNTRIES (CORE PLUS FIXED INCOME FUND, EMERGING MARKETS EQUITY FUND, GLOBAL EQUITY FUND, INTERNATIONAL FIXED INCOME FUND AND FOCUSED EQUITY
FUND). Investments in a country that is still relatively underdeveloped involves exposure to economic structures that are generally less diverse and mature than in the U.S. and to political and legal systems that may be less stable. In the past, markets of developing countries have had more frequent and larger price changes than those of developed countries. Economic or political changes may cause larger price changes in these securities than in other foreign securities.

SHORT SALE RISK (MARKET NEUTRAL EQUITY FUND). Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Fund's needs for immediate cash or other liquidity. The Fund's investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund's open short positions. These expenses negatively impact the performance of the Fund. For example, when the Fund short sells an interest-bearing security, such as a bond, it is obligated to pay the interest on the security it has sold. This cost is partially offset by the interest earned by the Fund on the investment of the cash generated by the short sale. When the Fund sells short an equity security that pays a dividend, the Fund must pay out the dividend rate of the equity security to the lender and records this as an expense of the Fund and reflects the expense in the financial statements. However, a dividend paid on a security sold short generally has the effect of reducing the market value of the shorted security and thus, increases the Fund's unrealized gain or reduces the Fund's unrealized loss on its short sale transaction. To the extent that the interest rate and/or dividend that the Fund is obligated to pay is greater than the interest earned by the Fund on investments, the performance of the Fund will be negatively impacted. These types of short sales expenses are sometimes referred to as the "negative cost of carry," and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale.

WHAT ARE SOME OF THE NON-PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

DERIVATIVES (ALL FUNDS). Each Fund may, but is not required to, use derivative instruments for any of the following purposes:

      o To hedge against adverse changes - caused by changing interest rates, stock market prices or currency exchange rates - in the market value of securities held by or to be bought for a Fund;

      o     As a substitute for purchasing or selling securities;

      o To shorten or lengthen the effective portfolio maturity or duration of tax-exempt bonds;

      o To enhance a Fund's potential gain in non-hedging or speculative situations; or

      o To lock in a substantial portion of the unrealized appreciation in a stock without selling it.

A derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative instruments can have a large impact on a portfolio's yield, stock prices and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Fund's holdings less liquid and harder to value, especially in declining markets. In addition, much of the income and gains generated by derivatives will be taxed as ordinary income. Under normal circumstances, derivatives will typically be limited to an amount less than 10% of the Fund's assets.

EXCHANGE-TRADED FUNDS (ALL FUNDS). The Funds may invest in shares of exchange-traded funds ("ETFs"). An ETF is a registered investment company that seeks to track the performance of a particular market index. Investing in an ETF generally offers instant exposure to an index or a broad range of markets, sectors, geographic regions or industries.

When investing in ETFs, shareholders bear their proportionate share of the Fund's expenses and their proportionate share of ETF expenses which are similar to the Fund's expenses. Also, although ETFs seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index.


MANAGER OF MANAGERS RISK (ALL FUNDS). The Advisor engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of each Fund. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

LENDING OF PORTFOLIO SECURITIES (ALL FUNDS). The Funds may lend their portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Fund's sub-advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower. More information on securities lending is available in the SAI.

MARKET DISRUPTION RISK (ALL FUNDS). The United States has experienced during the past few years significant disruption to its financial markets impacting the liquidity and volatility of securities generally, including securities in which the Funds may invest. During periods of extreme market volatility, prices of securities held by the Funds may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Funds could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude the Funds' ability to achieve their investment goals.


Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds' portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Advisor and Sub-Advisors will monitor developments and seek to manage the Funds in a manner consistent with achieving the Funds' investment goals, but there can be no assurance that it will be successful in doing so.

WHERE CAN I FIND INFORMATION ABOUT THE FUNDS' PORTFOLIO HOLDINGS DISCLOSURE POLICIES?

A description of the Funds' policies and procedures for disclosing portfolio securities to any person is available in the SAI and can also be found on the Funds' website at www.TouchstoneInvestments.com.

THE FUNDS' MANAGEMENT

INVESTMENT ADVISOR
TOUCHSTONE ADVISORS, INC. ("TOUCHSTONE ADVISORS" OR THE "ADVISOR") 303 BROADWAY, SUITE 1100, CINCINNATI, OH 45202


Touchstone Advisors has been a registered investment advisor since 1994. As of December 31, 2010, Touchstone Advisors had approximately $6.6 billion in assets under management. As the Funds' Advisor, Touchstone Advisors continuously reviews, supervises and administers the Funds' investment programs and also ensures compliance with the Funds' investment policies and guidelines.


Touchstone Advisors is responsible for selecting each Fund's sub-advisor(s), subject to approval by the Board of Trustees. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

o     Level of knowledge and skill

o     Performance as compared to its peers or benchmark

o     Consistency of performance over 5 years or more

o     Level of compliance with investment rules and strategies

o     Employees facilities and financial strength

o     Quality of service

Touchstone Advisors will also continually monitor each sub-advisor's performance through various analyses and through in-person, telephone and written consultations with a sub-advisor. Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not a sub-advisor's contract should be renewed, modified or terminated.

The Securities and Exchange Commission (the "SEC") has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Funds must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Funds. Shareholders of a Fund will be notified of any changes in its sub-advisory arrangements.

Two or more sub-advisors may manage a Fund, with each managing a portion of the Fund's assets. If a Fund has more than one sub-advisor, Touchstone Advisors allocates how much of a Fund's assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.

Touchstone Advisors is also responsible for running all of the operations of the Funds, except those that are subcontracted to a sub-advisor, custodian, transfer agent, sub-administrative agent or other parties. For its services, Touchstone Advisors is entitled to receive a base investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund. The Annual Fee Rate below is the fee paid to Touchstone Advisors by each Fund for the fiscal year ended September 30, 2010 and is net of advisory fees waived by Touchstone Advisors, if any. Touchstone Advisors pays sub-advisory fees to each sub-advisor from its advisory fee.

FUND                                      ANNUAL FEE RATE
--------------------------------------------------------------------------------
Capital Appreciation Fund                 0.00%
--------------------------------------------------------------------------------
Core Plus Fixed Income Fund               0.07%
--------------------------------------------------------------------------------
Emerging Markets Equity Fund              0.94%
--------------------------------------------------------------------------------
Global Equity Fund                        0.00%
--------------------------------------------------------------------------------
Global Real Estate Fund                   0.00%
--------------------------------------------------------------------------------
International Fixed Income Fund           0.00%
--------------------------------------------------------------------------------
Large Cap Relative Value Fund             0.00%
--------------------------------------------------------------------------------
Market Neutral Equity Fund                0.60%
--------------------------------------------------------------------------------
Mid Cap Value Fund                        0.00%
--------------------------------------------------------------------------------
Small Cap Core Fund                       0.85%
--------------------------------------------------------------------------------
Focused Equity Fund                       0.00%
--------------------------------------------------------------------------------


CONTRACTUAL FEE WAIVER AGREEMENT


Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to limit certain Funds' total operating expenses (excluding dividend expenses relating to short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of "Acquired Fund Fees and Expenses," if any, other extraordinary expenses not incurred in the ordinary course of Touchstone's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act). The contractual limits set forth below have been adjusted to include the effect of Rule 12b-1 fees, if applicable. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on each Fund's average net assets during such month. These fee waivers and expense reimbursements will remain in effect until January 27, 2012.


                                                           CONTRACTUAL LIMIT ON
FUND                                                    TOTAL OPERATING EXPENSES
--------------------------------------------------------------------------------
Emerging Markets Equity Fund Class A                            1.74%
--------------------------------------------------------------------------------
Emerging Markets Equity Fund Class C                            2.49%
--------------------------------------------------------------------------------
Emerging Markets Equity Fund Class Y                            1.49%
--------------------------------------------------------------------------------
Emerging Markets Equity Fund Institutional Shares               1.34%
--------------------------------------------------------------------------------
Capital Appreciation Fund Class A                               1.19%
--------------------------------------------------------------------------------
Capital Appreciation Fund Class C                               1.94%
--------------------------------------------------------------------------------
Capital Appreciation Fund Class Y                               0.94%
--------------------------------------------------------------------------------
Capital Appreciation Fund Institutional Shares                  0.79%
--------------------------------------------------------------------------------
Mid Cap Value Fund Class A                                      1.29%
--------------------------------------------------------------------------------
Mid Cap Value Fund Class C                                      2.04%
--------------------------------------------------------------------------------
Mid Cap Value Fund Class Y                                      1.04%
--------------------------------------------------------------------------------
Mid Cap Value Fund Institutional Shares                         0.89%
--------------------------------------------------------------------------------
Global Real Estate Fund Class A                                 1.39%
--------------------------------------------------------------------------------
Global Real Estate Fund Class C                                 2.14%
--------------------------------------------------------------------------------
Global Real Estate Fund Class Y                                 1.14%
--------------------------------------------------------------------------------
Global Real Estate Fund Institutional Shares                    0.99%
--------------------------------------------------------------------------------
Large Cap Relative Value Fund Class A                           1.19%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Large Cap Relative Value Fund Class C                           1.94%
--------------------------------------------------------------------------------
Large Cap Relative Value Fund Class Y                           0.94%
--------------------------------------------------------------------------------
Large Cap Relative Value Fund Institutional Shares              0.79%
--------------------------------------------------------------------------------
Small Cap Core Fund Class A                                     1.34%
--------------------------------------------------------------------------------
Small Cap Core Fund Class C                                     2.09%
--------------------------------------------------------------------------------
Small Cap Core Fund Class Y                                     1.09%
--------------------------------------------------------------------------------
Small Cap Core Fund Institutional Shares                        0.94%
--------------------------------------------------------------------------------
Global Equity Fund Class A                                      1.34%
--------------------------------------------------------------------------------
Global Equity Fund Class C                                      2.09%
--------------------------------------------------------------------------------
Global Equity Fund Class Y                                      1.09%
--------------------------------------------------------------------------------
Global Equity Fund Institutional Shares                         0.94%
--------------------------------------------------------------------------------
Market Neutral Equity Fund Class A                              1.50%
--------------------------------------------------------------------------------
Market Neutral Equity Fund Class C                              2.25%
--------------------------------------------------------------------------------
Market Neutral Equity Fund Class Y                              1.25%
--------------------------------------------------------------------------------
Core Plus Fixed Income Fund Class A                             0.95%
--------------------------------------------------------------------------------
Core Plus Fixed Income Fund Class C                             1.70%
--------------------------------------------------------------------------------
Core Plus Fixed Income Fund Class Y                             0.70%
--------------------------------------------------------------------------------
Core Plus Fixed Income Fund Institutional Shares                0.50%
--------------------------------------------------------------------------------
International Fixed Income Fund Class A                         1.09%
--------------------------------------------------------------------------------
International Fixed Income Fund Class C                         1.84%
--------------------------------------------------------------------------------
International Fixed Income Fund Class Y                         0.84%
--------------------------------------------------------------------------------
International Fixed Income Fund Institutional Shares            0.69%
--------------------------------------------------------------------------------
Focused Equity Fund Class A                                     1.20%
--------------------------------------------------------------------------------
Focused Equity Fund Class C                                     1.95%
--------------------------------------------------------------------------------
Focused Equity Fund Class Y                                     0.95%
--------------------------------------------------------------------------------
Focused Equity Fund Institutional Shares                        0.80%
--------------------------------------------------------------------------------


ADVISORY AND SUB-ADVISORY AGREEMENT APPROVAL


A discussion of the basis for the Board of Trustees' approval of the Funds' advisory and sub-advisory agreements can be found in the Trust's March 31, 2011 Semiannual Report.


Fort Washington is an affiliate of Touchstone Advisors. Therefore, Touchstone Advisors may have a conflict of interest when making decisions to keep Fort Washington as the Fund's Sub-Advisor. The Board of Trustees reviews Touchstone Advisors' decisions, with respect to the retention of Fort Washington, to reduce the possibility of a conflict of interest situation.

SUB-ADVISORS


FARR, MILLER & WASHINGTON LLC ("FMW"), an SEC-registered advisor located at 1020 19th Street, NW, Suite 200, Washington, DC, 20036, serves as sub-advisor to the Touchstone Capital Appreciation Fund. As sub-advisor, FMW makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2010, FMW had approximately $718 million in assets under management.


PRIOR PERFORMANCE OF SIMILAR ACCOUNTS MANAGED BY FMW

FMW has been managing large cap growth portfolios since 1996. FMW began maintaining a composite of substantially similarly managed accounts using this strategy on December 31, 1996. This Large Cap Growth composite and the Capital Appreciation Fund have substantially similar investment objectives, policies and strategies. The information for the Large Cap Growth composite is provided to show FMW's past performance in managing the Large Cap Growth composite, as measured against specified market indices. The performance of the Large Cap Growth composite does not represent the historical performance of the Capital Appreciation Fund and should not be considered indicative of future performance of the Capital Appreciation Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the accounts included in the Large Cap Growth composite are not subject to certain investment limitations, diversification or other restrictions imposed by the 1940 Act and the Code which, if applicable, may have adversely affected the performance results of the Large Cap Growth composite. The results for different periods may vary. All of FMW's substantially similar accounts and funds that have substantially similar investment objectives, policies and strategies as the Capital Appreciation Fund are included in the Large Cap Growth composite returns presented below. The performance return information presented below was provided by FMW.

The performance is shown net of the advisory fees charged by FMW to accounts included in the composite. Advisory fees are the only fees FMW charged to accounts included in the composite. The composite has not been adjusted to reflect the higher expenses of the Capital Appreciation Fund. If the Capital Appreciation Fund's higher expenses were reflected, the Large Cap Growth composite performance presented would be lower. The Large Cap Growth composite's rate of return includes realized and unrealized gains plus income. Returns from cash and cash equivalents in the Large Cap Growth composite are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated.

The Large Cap Growth composite performance information is calculated in accordance with GIPS(R), created and administered by the CFA Institute. This method of calculating performance differs from the SEC's standardized methodology used to calculate mutual fund performance and may result in an average annual total return that may be higher than that derived from the SEC's standardized methodology.

FMW'S HISTORICAL PERFORMANCE COMPOSITE

-----------------------------------------------------------------------------------------------------
                                     2001        2002        2003      2004      2005       2006
-----------------------------------------------------------------------------------------------------
FMW'S COMPOSITE (NET OF FEES)       -8.34%      -19.45%     28.89%    9.05%      1.77%     12.05%
-----------------------------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX (1)       -20.42%     -27.88%     29.75%    6.30%      5.26%      9.07%
-----------------------------------------------------------------------------------------------------
S&P 500 INDEX (2)                   -11.89%     -22.10%     28.68%    10.88%     4.91%     15.79%
-----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     2007        2008        2009       2010
--------------------------------------------------------------------------------
FMW'S COMPOSITE (NET OF FEES)        4.53%      -31.24%     25.90%      8.21%
--------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX (1)       11.81%      -38.44%     37.21%     16.71%
--------------------------------------------------------------------------------
S&P 500 INDEX (2)                    5.49%      -37.00%     26.46%     15.06%
--------------------------------------------------------------------------------

----------------------------------------------------------------------
                                   1 YEAR(3)   5 YEAR(3)  10 YEAR(3)
----------------------------------------------------------------------
FMW'S COMPOSITE (NET OF FEES)        8.21%       1.87%       1.48%
----------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX (1)       16.71%       3.75%       0.02%
----------------------------------------------------------------------
S&P 500 INDEX (2)                   15.06%       2.29%       1.41%
----------------------------------------------------------------------


(1) The Russell 1000 Growth Index is an index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

(2) The S&P 500 Index is an index that includes 500 leading companies in leading industries of the U.S. economy. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.


(3) Returns as of December 31, 2010. Returns greater than 1 year are annualized.

BRADFORD & MARZEC LLC ("BRADFORD & MARZEC"), an SEC-registered advisor located at 333 S. Hope Street, Suite 4050, Los Angeles, California, 90071, serves as sub-advisor to the Touchstone Core Plus Fixed Income Fund. As sub-advisor, Bradford & Marzec makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2010, Bradford & Marzec had approximately $4.1 billion in assets under management.


PRIOR PERFORMANCE OF SIMILAR ACCOUNTS MANAGED BY BRADFORD & MARZEC

Bradford & Marzec has been managing fixed income portfolios since 1984. Bradford & Marzec began maintaining a composite of substantially similarly managed accounts using this strategy on April 1, 1985. This composite and the Core Plus Fixed Income Fund have substantially similar investment objectives, policies and strategies. The information for the composite is provided to show Bradford & Marzec's past performance in managing the composite, as measured against specified market indices. The performance of the composite does not represent the historical performance of the Core Plus Fixed Income Fund and should not be considered indicative of future performance of the Core Plus Fixed Income Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the accounts included in the composite are not subject to certain investment limitations, diversification or other restrictions imposed by the 1940 Act and the Code which, if applicable, may have adversely affected the performance results of the composite. The results for different periods may vary. All of Bradford & Marzec' substantially similar accounts and funds that have substantially similar investment objectives, policies and strategies as the Core Plus Fixed Income Fund are included in the composite returns presented below. The performance return information presented below was provided by Bradford & Marzec.

The performance is shown net of the advisory fees charged by Bradford & Marzec to accounts included in the composite. Advisory fees are the only fees Bradford & Marzec charged to accounts included in the composite. The composite has not been adjusted to reflect the higher expenses of the Core Plus Fixed Income Fund. If the Core Plus Fixed Income Fund's higher expenses were reflected, the composite performance presented would be lower. The composite's rate of return includes realized and unrealized gains plus income, including accrued income. Returns from cash and cash equivalents in the composite are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated.

The composite performance information is calculated in accordance with GIPS(R), created and administered by the CFA Institute. This method of calculating performance differs from the SEC's standardized methodology used to calculate mutual fund performance and may result in an average annual total return that may be higher than that derived from the SEC's standardized methodology.

BRADFORD & MARZEC'S HISTORICAL PERFORMANCE COMPOSITE

-----------------------------------------------------------------------------------------------------
                                     2001        2002        2003       2004      2005       2006
-----------------------------------------------------------------------------------------------------
BRADFORD & MARZEC'S COMPOSITE        6.73%       8.05%      6.24%      5.34%      2.38%     4.57%
(NET OF FEES)
-----------------------------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE      8.44%      10.26%      4.10%      4.34%      2.43%     4.33%
BOND INDEX (1)
-----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     2007        2008        2009      2010
--------------------------------------------------------------------------------
BRADFORD & MARZEC'S COMPOSITE        5.68%       4.38%      11.69%     8.85%
(NET OF FEES)
--------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE      6.97%       5.24%       5.93%     6.54%
BOND INDEX (1)
--------------------------------------------------------------------------------

----------------------------------------------------------------------
                                   1 YEAR(2)   5 YEAR(2)  10 YEAR(2)
----------------------------------------------------------------------
BRADFORD & MARZEC'S COMPOSITE        8.85%       7.00%       6.36%
(NET OF FEES)
----------------------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE      6.54%       5.80%       5.84%
BOND INDEX (1)
----------------------------------------------------------------------

(1) The Barclays Capital U.S. Aggregate Bond Index (formerly The Lehman Brothers U.S. Aggregate Index) is comprised of U.S. fixed rate debt issues having a maturity of at least one year and rated investment grade or higher. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index

(2)   Returns as of December 31, 2010.

AGF INVESTMENTS AMERICA, INC. ("AGF"), an SEC-registered advisor located at 53 State Street, Suite 1301, Boston, Massachusetts, 02109, serves as sub-advisor to the Touchstone Emerging Markets Equity Fund. As sub-advisor, AGF makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2010, AGF's parent company, AGF Management Limited, had approximately $44.3 billion in assets under management.

PRIOR PERFORMANCE OF SIMILAR ACCOUNTS MANAGED BY AGF INVESTMENTS INC. AND AGF.

AGF Investments Inc. ("AGFI") has been managing emerging market portfolios since 2003. AGFI is an affiliate of AGF. AGF was established in 2009 and manages emerging market portfolios in a substantially similar manner with the same portfolio management team as AGFI. AGFI began maintaining a composite of substantially similarly managed accounts using this strategy on June 30, 2003. This composite and the Emerging Markets Equity Fund have substantially similar investment objectives, polices and strategies. For the composite and Emerging Markets Equity Fund, Patricia Perez-Coutts is the lead portfolio manager and Stephen Way is the back up portfolio manager to Ms. Perez-Coutts in her absence. The information for the composite is provided to show AGFI's and AGF's past performance in managing the composite, as measured against specified market indices. The performance of the composite does not represent the historical performance of the Emerging Markets Equity Fund and should not be considered indicative of future performance of the Emerging Markets Equity Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the accounts included in the composite are not subject to certain investment limitations, diversification or other restrictions imposed by the 1940 Act and the Code which, if applicable, may have adversely affected the performance results of the composite. The results for different periods may vary. All of AGFI's and AGF's substantially similar accounts and funds that have substantially similar investment objectives, policies and strategies as the Emerging Markets Equity Fund are included in the composite returns presented below. The performance return information presented below was provided by AGF Portfolio Analytics.

The performance is shown net of the advisory fees and transaction costs included in the composite. Advisory fees and transaction costs are the only fees charged to accounts included in the composite. The composite has not been adjusted to reflect the higher expenses of the Emerging Markets Equity Fund. If the Emerging Markets Equity Fund's higher expenses were reflected, the composite performance presented would be lower. The composite account's rate of return includes realized and unrealized gains plus income, including accrued income. Returns from cash and cash equivalents in the composite are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated.

The performance method used to calculate returns is a daily valued return method. Portfolios are valued daily, and the returns are calculated monthly as the compounded daily change in portfolio value. This is also known as a "true time weighted rate of return" method for calculating returns, and is commonly used in calculating performance for investment portfolios. This performance calculation method differs from the SEC's standardized methodology used to calculate mutual fund performance and may result in an average annual total return that may be higher than that derived from the SEC's standardized methodology. The composite is calculated by weighting the monthly account returns by their beginning of month market values to achieve an asset weighted composite return. AGFI and AGF does not represent that the composite performance information is calculated in accordance with GIPS(R), created and administered by the CFA Institute.

AGFI'S AND AGF'S HISTORICAL PERFORMANCE COMPOSITE

----------------------------------------------------------------------------------------------------------------------------------
                                  6/30/03-12/31/03   2004       2005         2006        2007        2008        2009        2010
----------------------------------------------------------------------------------------------------------------------------------
AGFI'S AND AGF'S COMPOSITE (NET       36.23%        28.19%     42.79%       43.14%      34.95%      -46.10%     89.61%      23.23%
OF FEES)
----------------------------------------------------------------------------------------------------------------------------------
MSCI EMERGING MARKETS INDEX (1)       34.57%        25.95%     34.54%       32.59%      39.78%      -53.18%     79.02%      19.20%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
                                   1 YEAR(2)    5 YEAR(2)  SINCE INCEPTION
                                                            (06/30/03)(2)
----------------------------------------------------------------------------
AGFI'S AND AGF'S COMPOSITE (NET     23.23%       19.46%        27.17%
OF FEES)
----------------------------------------------------------------------------
MSCI EMERGING MARKETS INDEX (1)     19.20%       13.11%        21.17%
----------------------------------------------------------------------------


(1) The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.


(2)   Returns as of December 31, 2010.

BEDLAM ASSET MANAGEMENT PLC ("BEDLAM"), an SEC-registered advisor located at 20 Abchurch Lane, London EC4N 7BB, United Kingdom, serves as sub-advisor to the Touchstone Global Equity Fund. As sub-advisor, Bedlam makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2010, Bedlam had approximately $777 million in assets under management.


PRIOR PERFORMANCE OF SIMILAR ACCOUNTS MANAGED BY BEDLAM

Bedlam has been managing global equity portfolios since 2002. Bedlam began maintaining a composite of substantially similarly managed accounts using this strategy in December 2002. This composite and the Global Equity Fund have substantially similar investment objectives, policies and strategies. The information for the composite is provided to show Bedlam's past performance in managing the composite, as measured against specified market indices. The performance of the composite does not represent the historical performance of the Global Equity Fund and should not be considered indicative of future performance of the Global Equity Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the accounts included in the composite are not subject to certain investment limitations, diversification or other restrictions imposed by the 1940 Act and the Code which, if applicable, may have adversely affected the performance results of the composite. The results for different periods may vary. All of Bedlam's substantially similar accounts and funds that have substantially similar investment objectives, policies and strategies as the Global Equity Fund are included in the composite returns presented below. The performance return information presented below was provided by Bedlam.

The performance is shown net of the advisory fees charged by Bedlam to accounts included in the composite. Advisory fees are the only fees Bedlam charged to accounts included in the composite. The composite has not been adjusted to reflect the higher expenses of the Global Equity Fund. If the Global Equity Fund's higher expenses were reflected, the composite performance presented would be lower. The composite's rate of return includes realized and unrealized gains plus income, including accrued income. Returns from cash and cash equivalents in the composite are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated.

The composite performance information is calculated in accordance with GIPS(R), created and administered by the CFA Institute. This method of calculating performance differs from the SEC's standardized methodology used to calculate mutual fund performance and may result in an average annual total return that may be higher than that derived from the SEC's standardized methodology.

BEDLAM'S HISTORICAL PERFORMANCE COMPOSITE


----------------------------------------------------------------------------------------------------------------------------
                                     2003        2004        2005        2006       2007       2008      2009       2010
----------------------------------------------------------------------------------------------------------------------------
BEDLAM'S COMPOSITE (NET OF FEES)    43.70%      26.11%      32.55%      21.92%     8.55%      -37.39%   18.69%     14.53%
----------------------------------------------------------------------------------------------------------------------------
MSCI ALL COUNTRY WORLD INDEX (1)    34.63%      15.75%      11.37%      21.53%     12.18%     -41.85%   35.41%     13.21%
----------------------------------------------------------------------------------------------------------------------------
MSCI WORLD INDEX(2)                 33.76%      15.25%      10.02%      20.65%     9.57%      -40.33%   30.79%     12.34%
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
                                   1 YEAR(3)   5 YEAR(3)  SINCE INCEPTION
                                                           (12/31/02)(3)
--------------------------------------------------------------------------
BEDLAM'S COMPOSITE (NET OF FEES)    14.53%       2.41%        13.25%
--------------------------------------------------------------------------
MSCI ALL COUNTRY WORLD INDEX (1)    13.21%       3.98%         9.78%
--------------------------------------------------------------------------
MSCI WORLD INDEX(2)                 12.34%       2.99%         8.81%
--------------------------------------------------------------------------


(1) The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.

(2) The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.


(3)   Returns as of December 31, 2010.

CORNERSTONE REAL ESTATE ADVISERS LLC ("CORNERSTONE") located at 1 Financial Plaza, Suite 1700, Hartford, CT, 06103, serves as sub-advisor to the Touchstone Global Real Estate Fund. As sub-advisor, Cornerstone makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of September 30, 2010, Cornerstone had approximately $30 billion in assets under management.


PRIOR PERFORMANCE OF SIMILAR ACCOUNTS MANAGED BY CORNERSTONE

Cornerstone has been managing global real estate portfolios since June 4, 2007. Cornerstone began maintaining a composite of substantially similarly managed accounts using this strategy on July 31, 2007. This composite and the Global Real Estate Fund have substantially similar investment objectives, policies and strategies. The information for the composite is provided to show Cornerstone's past performance in managing the composite, as measured against specified market indices. The performance of the composite does not represent the historical performance of the Global Real Estate Fund and should not be considered indicative of future performance of the Global Real Estate Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the accounts included in the composite are not subject to certain investment limitations, diversification or other restrictions imposed by the 1940 Act and the Code which, if applicable, may have adversely affected the performance results of the composite. The results for different periods may vary. All of Cornerstone's substantially similar accounts and funds that have substantially similar investment objectives, policies and strategies as the Global Real Estate Fund are included in the composite returns presented below. The performance return information presented below was provided by Cornerstone.

The performance is shown net of the advisory fees charged by Cornerstone to accounts included in the composite. Advisory fees are the only fees Cornerstone charged to accounts included in the composite. The composite has not been adjusted to reflect the higher expenses of the Global Real Estate Fund. If the Global Real Estate Fund's higher expenses were reflected, the composite performance presented would be lower. The composite's rate of return includes realized and unrealized gains plus income, including accrued income. Returns from cash and cash equivalents in the composite are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated.

The composite performance information is calculated in accordance with GIPS(R), created and administered by the CFA Institute. This method of calculating performance differs from the SEC's standardized methodology used to calculate mutual fund performance and may result in an average annual total return that may be higher than that derived from the SEC's standardized methodology.

CORNERSTONE'S HISTORICAL PERFORMANCE COMPOSITE


----------------------------------------------------------------------------------------
                                   7/31/07-12/31/07  2008          2009         2010
----------------------------------------------------------------------------------------
CORNERSTONE'S COMPOSITE (NET OF        0.22%        -46.70%       33.73%       19.84%
FEES)
----------------------------------------------------------------------------------------
FTSE EPRA/NAREIT DEVELOPED INDEX(1)   -2.11%        -47.73%       38.26%       20.40%
----------------------------------------------------------------------------------------

---------------------------------------------------------------------
                                    1 YEAR(2)           SINCE
                                                      INCEPTION
                                                    (07/31/07)(2)
---------------------------------------------------------------------
CORNERSTONE'S COMPOSITE (NET OF       19.84%           -4.44%
FEES)
---------------------------------------------------------------------
FTSE EPRA/NAREIT DEVELOPED INDEX(1)      20.40%           -4.58%
---------------------------------------------------------------------


(1) The FTSE EPRA/NAREIT Developed Index is an index that measures the general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.


(2)   Returns as of December 31, 2010.

GAM INTERNATIONAL MANAGEMENT LIMITED ("GAM INTERNATIONAL"), an SEC-registered advisor located at 12 St James's Place, London, SW1A 1NX, serves as sub-advisor to the Touchstone International Fixed Income Fund. As sub-advisor, GAM International makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of June 30, 2010, GAM International had approximately $41.8 billion in assets under management.


PRIOR PERFORMANCE OF SIMILAR ACCOUNTS MANAGED BY GAM INTERNATIONAL


GAM International has been managing international fixed income portfolios since 1984. GAM International began maintaining a substantially similarly managed account using this strategy on January 1, 1985. This account and the International Fixed Income Fund have substantially similar investment objectives, policies and strategies. The information for the account is provided to show GAM International's past performance in managing the account, as measured against specified market indices. The performance of the account does not represent the historical performance of the International Fixed Income Fund and should not be considered indicative of future performance of the International Fixed Income Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the account is not subject to certain investment limitations, diversification or other restrictions imposed by the 1940 Act and the Code which, if applicable, may have adversely affected the performance results of the account. The results for different periods may vary. All of GAM International's substantially similar accounts and funds that have substantially similar investment objectives, policies and strategies as the International Fixed Income Fund are included in the account returns presented below. The performance return information presented below was provided by GAM International.

The performance is shown net of the advisory, custody and administration fees charged by GAM International to accounts included in the account. Advisory, custody and administration fees are the only fees GAM International charged to accounts included in the composite. The composite has not been adjusted to reflect the higher expenses of the International Fixed Income Fund. If the International Fixed Income Fund's higher expenses were reflected, the account performance presented would be lower. The account's rate of return includes realized and unrealized gains plus income, including accrued income. Returns from cash and cash equivalents in the account are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated.


The performance information is calculated in accordance with GIPS(R), created and administered by the CFA Institute. This method of calculating performance differs from the SEC's standardized methodology used to calculate mutual fund performance and may result in an average annual total return that may be higher than that derived from the SEC's standardized methodology.

GAM INTERNATIONAL'S HISTORICAL PERFORMANCE ACCOUNT

-----------------------------------------------------------------------------------------------------------
                                      2001         2002         2003        2004       2005        2006
-----------------------------------------------------------------------------------------------------------
GAM INTERNATIONAL'S COMPOSITE        -3.45%       19.07%       20.17%      12.94%     -8.05%      4.75%
(NET OF FEES)
-----------------------------------------------------------------------------------------------------------
CITIGROUP WORLD GOVERNMENT BOND      -3.54%       21.99%       18.52%      12.14%     -9.20%      6.94%
INDEX EX-US (1)
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      2007         2008         2009       2010
--------------------------------------------------------------------------------
GAM INTERNATIONAL'S COMPOSITE        10.99%        9.47%        6.97%      6.28%
(NET OF FEES)
--------------------------------------------------------------------------------
CITIGROUP WORLD GOVERNMENT BOND      11.45%       10.11%        4.39%      5.21%
INDEX EX-US (1)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                    1 YEAR(2)    5 YEAR(2)   10 YEAR(2)
-------------------------------------------------------------------------
GAM INTERNATIONAL'S COMPOSITE         6.28%       40.12%       96.05%
(NET OF FEES)
-------------------------------------------------------------------------
CITIGROUP WORLD GOVERNMENT BOND       5.21%       44.13%       104.68%
INDEX EX-US (1)
-------------------------------------------------------------------------


(1) The Citigroup World Government Bond Index ex-US is an index that measures the performance of the most significant and liquid government bond markets globally that carry at least an investment grade rating. Currently, the index includes bonds issued by the governments of 21 developed counties. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.


(2)   Returns as of December 31, 2010.

EARNEST PARTNERS LLC ("EARNEST PARTNERS"), an SEC-registered advisor located at 1180 Peachtree Street, Suite 2300, Atlanta, GA, 30309, serves as sub-advisor to the Touchstone Large Cap Relative Value Fund. As sub-advisor, EARNEST Partners makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2010, EARNEST Partners had approximately $17.3 billion in assets under management.


PRIOR PERFORMANCE OF SIMILAR ACCOUNTS MANAGED BY EARNEST PARTNERS

EARNEST Partners has been managing large cap value portfolios since 1999. EARNEST Partners began maintaining a composite of substantially similarly managed accounts using this strategy on June 30, 2002. This composite and the Large Cap Relative Value Fund have substantially similar investment objectives, policies and strategies. The information for the composite is provided to show EARNEST Partners' past performance in managing the composite, as measured against specified market indices. The performance of the composite does not represent the historical performance of the Large Cap Relative Value Fund and should not be considered indicative of future performance of the Large Cap Relative Value Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the accounts included in the composite are not subject to certain investment limitations, diversification or other restrictions imposed by the 1940 Act and the Code which, if applicable, may have adversely affected the performance results of the composite. The results for different periods may vary. All of EARNEST Partners' substantially similar accounts and funds that have substantially similar investment objectives, policies and strategies as the Large Cap Relative Value Fund are included in the composite returns presented below. The performance return information presented below was provided by EARNEST Partners.

The performance is shown net of the advisory fees charged by EARNEST Partners to accounts included in the composite. Advisory fees are the only fees EARNEST Partners charged to accounts included in the composite. The composite has not been adjusted to reflect the higher expenses of the Large Cap Relative Value Fund. If the Large Cap Relative Value Fund's higher expenses were reflected, the composite performance presented would be lower. The composite's rate of return includes realized and unrealized gains plus income, including accrued income. Returns from cash and cash equivalents in the composite are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated.

The composite performance information is calculated in accordance with GIPS(R), created and administered by the CFA Institute. This method of calculating performance differs from the SEC's standardized methodology used to calculate mutual fund performance and may result in an average annual total return that may be higher than that derived from the SEC's standardized methodology.

EARNEST PARTNERS' HISTORICAL PERFORMANCE COMPOSITE

-----------------------------------------------------------------------------------------------------------------------------------
                                   6/30/02-12/31/02   2003         2004         2005        2006       2007        2008        2009
-----------------------------------------------------------------------------------------------------------------------------------
EARNEST PARTNERS' COMPOSITE (NET     -10.35%         31.89%       14.59%       15.82%      13.03%      6.07%      -40.68%     31.16%
OF FEES)
-----------------------------------------------------------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX(1)          -4.78%          30.03%       16.49%       7.05%       22.25%     -0.17%      -36.85%     19.69%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------
                                      2010
-----------------------------------------------
EARNEST PARTNERS' COMPOSITE (NET     18.06%
OF FEES)
-----------------------------------------------
RUSSELL 1000 VALUE INDEX(1)          15.51%
-----------------------------------------------

--------------------------------------------------------------------------------
                                    1 YEAR(2)    5 YEAR(2)   SINCE INCEPTION
                                                              (06/30/02)(2)
--------------------------------------------------------------------------------
EARNEST PARTNERS' COMPOSITE (NET     18.06%        1.95%          6.65%
OF FEES)
--------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX(1)          15.51%        1.28%          5.15%
--------------------------------------------------------------------------------


(1) The Russell 1000Value Index is an index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.


(2)   Returns as of December 31, 2010.

ARONSON JOHNSON ORTIZ ("AJO"), an SEC-registered advisor located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania, 19102, serves as sub-advisor to the Touchstone Market Neutral Equity Fund. As sub-advisor, AJO makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2010, AJO had approximately $19.8 billion in assets under management.


PRIOR PERFORMANCE OF SIMILAR ACCOUNTS MANAGED BY AJO

AJO has been managing Market Neutral portfolios since 1997. AJO began maintaining a composite of substantially similarly managed accounts using this strategy on January 15, 1997. This composite and the Market Neutral Equity Fund have substantially similar investment objectives, policies and strategies. The information for the composite is provided to show AJO's past performance in managing the composite, as measured against specified market indices. The performance of the composite does not represent the historical performance of the Market Neutral Equity Fund and should not be considered indicative of future performance of the Market Neutral Equity Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the accounts included in the composite are not subject to certain investment limitations, diversification or other restrictions imposed by the 1940 Act and the Code which, if applicable, may have adversely affected the performance results of the composite. The results for different periods may vary. All of AJO's substantially similar accounts and funds that have substantially similar investment objectives, policies and strategies as the Market Neutral Equity Fund are included in the composite returns presented below. The performance return information presented below was provided by AJO.

The performance is shown net of the advisory fees charged by AJO to accounts included in the composite. Advisory fees are the only fees AJO charged to accounts included in the composite. The composite has not been adjusted to reflect the higher expenses of the Market Neutral Equity Fund. If the Market Neutral Equity Fund's higher expenses were reflected, the composite performance presented would be lower. The composite's rate of return includes realized and unrealized gains plus income, including accrued income. Returns from cash and cash equivalents in the composite are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated.

The composite performance information is calculated in accordance with GIPS(R), created and administered by the CFA Institute. This method of calculating performance differs from the SEC's standardized methodology used to calculate mutual fund performance and may result in an average annual total return that may be higher than that derived from the SEC's standardized methodology.

AJO'S HISTORICAL PERFORMANCE COMPOSITE


--------------------------------------------------------------------------------------------------------
                                      2001         2002         2003        2004       2005        2006
--------------------------------------------------------------------------------------------------------
AJO'S COMPOSITE (NET OF FEES)        14.33%       13.08%       -2.28%      1.26%       4.84%      6.77%
--------------------------------------------------------------------------------------------------------
CITIGROUP 3-MONTH T-BILL INDEX(1)     4.09%        1.71%        1.07%      1.24%       3.00%      4.76%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     2007        2008      2009         2010
--------------------------------------------------------------------------------
AJO'S COMPOSITE (NET OF FEES)        0.25%      10.15%    -11.82       -2.58
--------------------------------------------------------------------------------
CITIGROUP 3-MONTH T-BILL INDEX       4.74%       1.80%     0.18%        0.13
(1)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------
                                    1 YEAR(2)    5 YEAR(2)   10 YEAR(2)
-----------------------------------------------------------------------
AJO'S COMPOSITE (NET OF FEES)        -2.58%        0.25%        3.11%
-----------------------------------------------------------------------
CITIGROUP 3-MONTH T-BILL INDEX(1)     0.15%        2.30%        2.26%
-----------------------------------------------------------------------


(1) The Citigroup 3-Month T-Bill Index is an index that measures monthly return equivalents of yield averages that are not marked to market. The Three-Month Treasury Bill Indexes consist of the last three three-month Treasury bill issues. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.


(2)   Returns as of December 31, 2010.

LEE MUNDER CAPITAL GROUP, LLC ("LMCG"), an SEC-registered investment adviser located at 200 Clarendon Street, 28th Floor, Boston, MA, 02116, serves as sub-advisor to the Touchstone Mid Cap Value Fund. As sub-advisor, LMCG makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2010, LMCG had approximately $4.9 billion in assets under management.

PRIOR PERFORMANCE OF SIMILAR ACCOUNTS MANAGED BY LMCG

LMCG has been managing mid cap value portfolios since 2005. LMCG began maintaining a composite of substantially similarly managed accounts using this strategy on October 1, 2005. This composite and the Mid Cap Value Fund have substantially similar investment objectives, policies and strategies. The information for the composite is provided to show LMCG's past performance in managing the composite, as measured against specified market indices. The performance of the composite does not represent the historical performance of the Mid Cap Value Fund and should not be considered indicative of future performance of the Mid Cap Value Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the accounts included in the composite are not subject to certain investment limitations, diversification or other restrictions imposed by the 1940 Act and the Code which, if applicable, may have adversely affected the performance results of the composite. The results for different periods may vary. All of LMCG's substantially similar accounts and funds that have substantially similar investment objectives, policies and strategies as the Mid Cap Value Fund are included in the composite returns presented below. The performance return information presented below was provided by LMCG.

The performance is shown net of the advisory fees charged by LMCG to accounts included in the composite. Advisory fees are the only fees LMCG charged to accounts included in the composite. The composite has not been adjusted to reflect the higher expenses of the Mid Cap Value Fund. If the Mid Cap Value Fund's higher expenses were reflected, the composite performance presented would be lower. The composite's rate of return includes realized and unrealized gains plus income, including accrued income. Returns from cash and cash equivalents in the composite are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated.

The composite performance information is calculated in accordance with GIPS(R), created and administered by the CFA Institute. This method of calculating performance differs from the SEC's standardized methodology used to calculate mutual fund performance and may result in an average annual total return that may be higher than that derived from the SEC's standardized methodology.

LMCG'S HISTORICAL PERFORMANCE COMPOSITE


------------------------------------------------------------------------------------------------------------------
                                    10/1/05 -        2006        2007         2008         2009          2010
                                     12/31/05
------------------------------------------------------------------------------------------------------------------
LMCG'S COMPOSITE (NET OF FEES)        2.20%         17.40%       0.00%       -28.30%      46.70%        24.52%
------------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP VALUE INDEX (1)        1.30%         20.20%      -1.40%       -38.40%      34.20%        24.77%
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     SINCE
                                    1 YEAR(2)    5 YEAR(2)         INCEPTION
                                                                 (10/01/05)(2)
--------------------------------------------------------------------------------
LMCG'S COMPOSITE (NET OF FEES)       24.52%       9.01%              9.02%
--------------------------------------------------------------------------------
RUSSELL MIDCAP VALUE INDEX (1)       24.77%       4.08%              4.14%
--------------------------------------------------------------------------------


(1) The Russell MidCap Value Index is an index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.


(2)   Returns as of December 31, 2010.

LONDON COMPANY OF VIRGINIA D/B/A THE LONDON COMPANY ("TLC"), an SEC-registered advisor located at 1801 Bayberry Court, Suite 301, Richmond, Virginia, 23226, serves as sub-advisor to the Touchstone Small Cap Core Fund. As sub-advisor, TLC makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2010, TLC had approximately $1.9 billion in assets under management.


PRIOR PERFORMANCE OF SIMILAR ACCOUNTS MANAGED BY TLC

TLC has been managing small cap core portfolios since 1999. TLC began maintaining a composite of substantially similarly managed accounts using this strategy on September 30, 1999. This composite and the Small Cap Core Fund have substantially similar investment objectives, policies and strategies. The information for the composite is provided to show TLC's past performance in managing the composite, as measured against specified market indices. The performance of the composite does not represent the historical performance of the Small Cap Core Fund and should not be considered indicative of future performance of the Small Cap Core Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the accounts included in the composite are not subject to certain investment limitations, diversification or other restrictions imposed by the 1940 Act and the Code which, if applicable, may have adversely affected the performance results of the composite. The results for different periods may vary. All of TLC' substantially similar accounts and funds that have substantially similar investment objectives, policies and strategies as the Small Cap Core Fund are included in the composite returns presented below. The performance return information presented below was provided by TLC.

The performance is shown net of the advisory fees charged by TLC to accounts included in the composite. Advisory fees are the only fees TLC charged to accounts included in the composite. The composite has not been adjusted to reflect the higher expenses of the Small Cap Core Fund. If the Small Cap Core Fund's higher expenses were reflected, the composite performance presented would be lower. The composite's rate of return includes realized and unrealized gains plus income, excluding accrued income. Returns from cash and cash equivalents in the composite are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated.

The composite performance information is calculated in accordance with GIPS(R), created and administered by the CFA Institute. This method of calculating performance differs from the SEC's standardized methodology used to calculate mutual fund performance and may result in an average annual total return that may be higher than that derived from the SEC's standardized methodology.

TLC'S HISTORICAL PERFORMANCE COMPOSITE

-----------------------------------------------------------------------------------------------------
                                     2001        2002        2003       2004      2005       2006
-----------------------------------------------------------------------------------------------------
TLC'S COMPOSITE (NET OF FEES)       12.96%       0.06%      47.15%     40.35%    -3.53%     41.59%
-----------------------------------------------------------------------------------------------------
RUSSELL 2000 INDEX (1)               2.49%      -20.48%     47.25%     18.33%     4.55%     18.37%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     2007        2008        2009       2010
--------------------------------------------------------------------------------
TLC'S COMPOSITE (NET OF FEES)        6.74%      -32.22%     40.05%     23.67%
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX (1)              -1.57%      -33.79%     27.17%     26.85%
--------------------------------------------------------------------------------

----------------------------------------------------------------------
                                   1 YEAR(2)   5 YEAR(2)  10 YEAR(2)
----------------------------------------------------------------------
TLC'S COMPOSITE (NET OF FEES)       23.67%      12.15%      14.86%
----------------------------------------------------------------------
RUSSELL 2000 INDEX (1)              26.85%       4.47%       6.33%
----------------------------------------------------------------------


(1) The Russell 2000 Index is an index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000(R) Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.


(2)   Returns as of December 31, 2010.

FORT WASHINGTON INVESTMENT ADVISORS, INC. ("FORT WASHINGTON"), an SEC-registered advisor located at 303 Broadway, Suite 1200, Cincinnati, Ohio 45202, serves as Sub-Advisor to the Focused Equity Fund. As Sub-Advisor, Fort Washington makes investment decisions for the Fund and also ensures compliance with the Touchstone Funds' investment policies and guidelines. As of December 31, 2010, Fort Washington had approximately $33.9 billion in assets under management.


PRIOR PERFORMANCE OF SIMILAR ACCOUNTS MANAGED BY FORT WASHINGTON


Fort Washington began maintaining a composite of substantially similarly managed accounts using the focused equity strategy since October 1, 2007. This focused equity composite and the Focused Equity Fund have substantially similar investment objectives, policies and strategies. The information for the focused equity composite is provided to show Fort Washington's past performance in managing the focused equity composite, as measured against specified market indices. The performance of the focused equity composite does not represent the historical performance of the Focused Equity Fund and should not be considered indicative of future performance of the Focused Equity Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the accounts included in the focused equity composite are not subject to certain investment limitations, diversification or other restrictions imposed by the 1940 Ac and the Code which, if applicable, may have adversely affected the performance results of the focused equity composite. The results for different periods may vary. All of Fort Washington's substantially similar accounts and funds that have substantially similar investment objectives, policies and strategies as the Focused Equity Fund are included in the focused equity composite returns presented below. The performance return information presented below was provided by Fort Washington.


The performance is shown net of the advisory fees charged by Fort Washington to accounts included in the composite. Advisory fees are the only fees Fort Washington charged to accounts included in the composite. The composite has not been adjusted to reflect the higher expenses of the Focused Equity Fund. If the Focused Equity Fund's higher expenses were reflected, the focused equity composite performance presented would be lower. The focused equity composite's rate of return includes realized and unrealized gains plus income. Returns from cash and cash equivalents in the focused equity composite are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated.

The focused equity composite performance information is calculated in accordance with the Global Investment Performance Standards ("GIPS(R)") created and administered by the CFA Institute. This method of calculating performance differs from the SEC's standardized methodology to calculate mutual fund performance and may result in an average annual total return that may be higher than that derived from the SEC's standardized methodology.

FORT WASHINGTON'S HISTORICAL PERFORMANCE COMPOSITE


--------------------------------------------------------------------------------------------
                                     10/01/07        2008           2009          2010
                                   -12/31/07(1)
--------------------------------------------------------------------------------------------
FORT WASHINGTON'S FOCUSED EQUITY       0.21%         -33.40%       45.39%        21.84%
COMPOSITE (NET OF FEES)
--------------------------------------------------------------------------------------------
RUSSELL 3000 INDEX(2)                  -3.34%        -37.31%       28.34%        16.93%
--------------------------------------------------------------------------------------------

---------------------------------------------------------------
                                    1 YEAR(3)        SINCE
                                                   INCEPTION
                                                 (10/01/07)(3)
---------------------------------------------------------------
FORT WASHINGTON'S FOCUSED EQUITY       21.84%         5.54%
COMPOSITE (NET OF FEES)
---------------------------------------------------------------
RUSSELL 3000 INDEX(2)                  16.93%        -2.88%
---------------------------------------------------------------


(1)   Not Annualized.

(2) The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Index reflects no deductions for fees, expenses or taxes. You cannot invest directly in an index.


(3)   Returns as of December 31, 2010.


PORTFOLIO MANAGERS


The Touchstone Capital Appreciation Fund is managed by Michael Farr and Taylor McGowan. The Touchstone Core Plus Fixed Income Fund is managed by Edward Bradford, Zelda Marzec, Douglas Lopez, Jeff Brothers, Graham Allen and Terence Reidt. The Touchstone Emerging Markets Equity Fund is managed by Patricia Perez-Coutts and Stephen Way. The Touchstone Global Equity Fund is managed by Jonathan Compton and Ian McCallum. The Touchstone Global Real Estate Fund is managed by Dave Wharmby and Scott Westphal. The Touchstone International Fixed Income Fund is managed by Daniel Sheard and Tim Haywood. The Touchstone Large Cap Relative Value Fund is managed by a team led by Paul Viera. The Touchstone Market Neutral Equity Fund is managed by Theodore Aronson, Stefani Cranston, Gina Marie N. Moore, Martha Ortiz, Christopher J. W. Whitehead and R. Brian Wenzinger. The Touchstone Mid Cap Value Fund is managed by Don Cleven. The Touchstone Small Cap Core Fund is managed by Stephen Goddard, Jonathan Moody, Wade Stinnette and J. Brian Campbell. The Focused Equity Fund is managed by James Wilhelm. The background of each portfolio manager is set forth below. Additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Funds may be found in the SAI.

FARR, MILLER & WASHINGTON LLC

Michael K. Farr, President and Chief Investment Officer, founded Farr, Miller & Washington in 1996 and is CEO and majority owner. He has investment experience dating back to 1987. Michael is a paid contributor to CNBC and is regularly quoted in the Wall Street Journal, USA Today, and the Washington Post, among many others. He is the author of "A Million Is Not Enough" published by Hachette Books USA in 2008.

Taylor McGowan, CFA, Principal, Portfolio Manager and Director of Research, was a Senior Equity Research Analyst at Friedman, Billings, Ramsey, Inc. before joining Farr, Miller & Washington, LLC. in 2001. He earned a Bachelor of Arts degree in English from the University of Virginia, an M.B.A. from the College of William and Mary, and has been awarded the Chartered Financial Analyst designation.

BRADFORD & MARZEC LLC

Edward Bradford, Managing Partner, co-founded Bradford & Marzec in 1984. He has over 40 years of investment experience.

Zelda Marzec, Managing Partner, co-founded Bradford & Marzec in 1984. She has over 36 years of investment experience.

Douglas Lopez, CFA, Portfolio Manager, joined Bradford & Marzec in 1989. He has over 21 years of investment experience.

Jeff Brothers, CFA, Portfolio Manager, joined Bradford & Marzec in 1994. He has over 23 years of investment experience.

Graham Allen, FCMA, Portfolio Manager, joined Bradford & Marzec in 2003. He has over 32 years of investment experience.

Terence Reidt, CFA, Portfolio Manager, joined Bradford & Marzec in 1991. He has over 18 years of investment experience.

AGF INVESTMENTS AMERICA, INC.

Patricia Perez-Coutts, CFA, Senior Vice President and Portfolio Manager, joined AGF Investments Inc. in 2001 as an emerging markets specialist. She has managed the AGF Emerging Markets Fund since June 2002. Previously, she served as Vice President and Portfolio Manager at AIM Trimark (1994 to 2001) and as Vice President of research at First Mercantile Corporation (1990 to 1994). Patricia was appointed as a Portfolio Manager for the Sub-Advisor, AGF, in 2009 focusing on the emerging markets mandate. She is the lead portfolio manager for the Touchstone Emerging Markets Equity Fund.

Stephen Way, CFA, Senior Vice President and Portfolio Manager, joined AGF Investments Inc. in 1987. In addition to his current role, he opened AGF International Advisors Company Limited, AGF's Dublin subsidiary, in 1991 and served as its Managing Director from 1991 to 1994. Stephen was appointed as a Portfolio Manager for the Sub-Advisor, AGF, in 2009 focusing on the emerging markets mandate. He serves as the back up portfolio manager to Ms. Perez-Coutts in her absence.

BEDLAM ASSET MANAGEMENT PLC

Jonathan Compton, Managing Director, joined Bedlam in 2002. Previously, he was a portfolio manager with Samuel Montagu and Baring International. He has over 28 years of investment experience.

Ian McCallum, Director and CIO, joined Bedlam in 2002. Previously, he was an analyst with Merrill Lynch, Peregrine Securities and Credit Lyonnais Securities Asia. He has over 16 years of investment experience.

CORNERSTONE REAL ESTATE ADVISERS LLC

Dave Wharmby, CFA, Portfolio Manager, joined Cornerstone in 1997. He served as an analyst and Vice President before being named as a portfolio manager in 2007. He has managed Cornerstone's Global Real Estate Securities product since inception and has over 18 years of real estate experience.

Scott Westphal, CFA, CPA, Managing Director, Portfolio Manger, joined Cornerstone in 1999 and is responsible for the creation and management of real estate securities portfolios. Previously he served as Executive Vice President and Portfolio Manager at JLW Capital Management and Senior Vice President at Cohen & Steers.


GAM INTERNATIONAL MANAGEMENT LIMITED

Daniel Sheard, Investment Manager, is joint lead manager of the absolute return bond family of funds and is lead manager on various long only fixed income mandates. He joined GAM International's predecessor firm in July 2006 as Deputy Chief Investment Officer and became Chief Investment Officer in January 2008. He previously worked at Prudential M&G, where he was a director of the Institutional Fixed Income group. He is a charterholder of the Chartered Institute of Bankers. He has over 23 years of investment experience

Tim Haywood, Investment Director - Business Unit Head, is joint lead manager of the Absolute Return family of funds and is lead manager on various Long Only fixed income mandates. He joined GAM International's predecessor firm in January 1998 from Orient Overseas International Ltd in Hong Kong, where he was CIO. He has over 22 years of investment experience.


EARNEST PARTNERS LLC

Paul Viera, CEO and Partner, founded EARNEST Partners. Previously he served as Global Partner and senior member of Invesco's investment team and Vice President at Bankers Trust. He has over 30 years of investment experience.

ARONSON+JOHNSON+ORTIZ

Theodore R. Aronson, CFA, CIC, Portfolio Manager, founded AJO in 1984. He is involved in portfolio management, administration, and marketing. Previously, he served as a member of Drexel Burnham Investment Advisors Quantitative Equities Group and founded Addison Capital.

Stefani Cranston, CFA, CPA, Portfolio Manager, joined AJO in 1991. She has been involved in financial and portfolio accounting since joining AJO and became a portfolio manager in 2007. Previously, she served as senior accountant at Deloitte & Touche.

Gina Marie N. Moore, CFA, CPA, Portfolio Manager, joined AJO in 1998. She is involved in portfolio management and marketing. Previously, she was involved in marketing, client service, and portfolio analytics, first at Brandywine Asset Management and then at Glenmede Trust.

Martha E. Ortiz, CFA, CIC, Portfolio Manager, joined AJO in 1987. She is involved in portfolio management and trading. Previously, she was at Wilshire Associates and Continental Grain. At Continental, she traded cash grain commodities; at Wilshire, she supported the Equity Management System (now Atlas).

R. Brian Wenzinger, CFA, Portfolio Manager, joined AJO in 2000. He joined AJO as a research analyst and then became a portfolio manager in 2007. Previously, he spent 11 years at DuPont, primarily in the internal pension group.

Christopher J.W. Whitehead, CFA, Portfolio Manager, joined AJO in 2000. He joined the research group in 2004 and in January 2010 he became a portfolio manager.

LEE MUNDER CAPITAL GROUP, LLC


Donald Cleven, CFA, Portfolio Manager, joined LMCG in 2002. From 2005 through 2009, Mr. Cleven was an associate portfolio manager and was named co-portfolio manager in 2009 and portfolio manager in 2010. Previously he was an investment analyst for American Century Investments and performed research on small cap value equities for Reams Asset Management.

LONDON COMPANY OF VIRGINIA D/B/A THE LONDON COMPANY

Stephen Goddard, CFA, President, CIO and Portfolio Manager, founded The London Company in 1994. Previously, he held Senior Portfolio Management positions at CFB Advisory and Flippin, Bruce & Porter. He has over 24 years of investment experience.


Jonathan Moody, CFA, Principal and Portfolio Manger, joined The London Company in 2002. Previously, he founded Primary Research Group. He has over 20 years of investment experience.


J. Wade Stinnette, Portfolio Manager, joined The London Company in 2008. Previously he served as Senior Vice President and Investment Officer at Wachovia Corporation and founded Tanglewood Asset Management. He has over 23 years of investment experience.


J. Brian Campbell, CFA, Portfolio Manager and Director of Research, joined The London Company in 2010. Previously he spent six years as Portfolio Manager and the Director of Research at Hilliard Lyons Capital Management. He has over 10 years of investment experience.


FORT WASHINGTON INVESTMENT ADVISORS, INC.


James Wilhelm, Vice President and Senior Portfolio Manager, joined Fort Washington in 2002. He has investment experience dating back to 1993. He began as a Senior Equity Analyst in 2002 and then was named Portfolio Manager in 2005. He became an Assistant Vice President in 2007 and then became Vice President in 2008.

CHOOSING A CLASS OF SHARES

SHARE CLASS OFFERINGS. Each class of shares has different sales charges and distribution fees. The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase.

CLASS A SHARES


The offering price of Class A shares of each Fund is equal to its net asset value ("NAV") plus a front-end sales charge that you pay when you buy your shares. The front-end sales charge is generally deducted from the amount of your investment. Class A shares are subject to a 12b-1 distribution fee.


CLASS A SALES CHARGE-EQUITY FUNDS AND THE TOUCHSTONE GLOBAL REAL ESTATE FUND AND THE TOUCHSTONE MARKET NEUTRAL EQUITY FUND (THE "ALTERNATIVE INVESTMENT FUNDS"). The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares for the Touchstone Equity Funds and the Alternative Investment Funds. The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger.

                                      Sales Charge as % of  Sales Charge as % of
Amount of Your Investment               Offering Price      Net Amount Invested
--------------------------------------------------------------------------------
Under $50,000                               5.75%                  6.10%
$50,000 but less than $100,000              4.50%                  4.71%
$100,000 but less than $250,000             3.50%                  3.63%
$250,000 but less than $500,000             2.95%                  3.04%
$500,000 but less than $1 million           2.25%                  2.30%
$1 million or more                          0.00%                  0.00%
--------------------------------------------------------------------------------

CLASS A SALES CHARGE-FIXED INCOME FUNDS. The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares for the Touchstone Fixed Income Funds. The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger.

                                      Sales Charge as % of  Sales Charge as % of
Amount of Your Investment               Offering Price      Net Amount Invested
--------------------------------------------------------------------------------
Under $50,000                               4.75%                  4.99%
$50,000 but less than $100,000              4.50%                  4.71%
$100,000 but less than $250,000             3.50%                  3.63%
$250,000 but less than $500,000             2.95%                  3.04%
$500,000 but less than $1 million           2.25%                  2.30%
$1 million or more                          0.00%                  0.00%
--------------------------------------------------------------------------------


WAIVER OF CLASS A SALES CHARGE. There is no front-end sales charge if you invest $1 million or more in Class A shares of a Fund. If you redeem shares that were part of the $1 million breakpoint purchase within one year, you may pay a contingent deferred sales charge ("CDSC") of 1% on the shares redeemed, if a commission was paid by Touchstone Securities, Inc. ("Touchstone") to a participating unaffiliated broker dealer. There is no front-end sales charge on exchanges between Funds or dividends reinvested in a Fund. In addition, there is no front-end sales charge on the following purchases:

      o Purchases by registered representatives or other employees (and their immediate family members*) of broker-dealers, banks, or other financial institutions having selling agreements with Touchstone.

      o Purchases in accounts as to which a broker-dealer or other financial intermediary charges an asset management fee economically comparable to a sales charge, provided the broker-dealer or other financial intermediary has a selling agreement with Touchstone.

      o Purchases by a trust department of any financial institution in its capacity as trustee to any trust.

      o Purchases through authorized processing organizations described in this Prospectus.

      o Purchases by an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 invested in the Touchstone Funds.

      o Purchases by an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone.

      o Purchases by shareholders who owned shares of Touchstone Funds Group Trust as of November 17, 2006 who are investing additional shares for their account or opening new accounts in any Touchstone Fund. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

      o Reinvestment of redemption proceeds from Class A shares of any Touchstone Fund if the reinvestment occurs within 90 days of redemption.

      * Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a registered representative or employee. The term "employee" is deemed to include current and retired employees.

In addition, Class A shares may be purchased with no front-end sales charge through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Touchstone to include the Touchstone Funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your financial institution if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Sales charge waivers must be qualified in advance by Touchstone by marking the appropriate section on the investment application and completing the "Eligibility for Exemption from Sales Charge" form. You can obtain the application and form by calling Touchstone at 1.800.543.0407 or by visiting the touchstoneinvestments.com website. Purchases at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund. At the option of the Fund, the front-end sales charge may be included on future purchases.


REDUCED CLASS A SALES CHARGE. You may also purchase Class A shares of a Fund at the reduced sales charges shown in the table above through the Rights of Accumulation Program or by signing a Letter of Intent. The following purchasers ("Qualified Purchasers") may qualify for a reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

      o an individual, an individual's spouse, an individual's children under the age of 21; or

      o a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or

      o employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases are provided; or

      o an organized group, provided that the purchases are made through a central administrator, a single dealer or other means which result in economy of sales effort or expense.

The following accounts ("Qualified Accounts") held in Class A shares of any Touchstone Fund sold with a front-end sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:


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      o     Individual accounts

      o     Joint tenant with rights of survivorship accounts

      o     Uniform gift to minor accounts ("UGTMA")

      o     Trust accounts

      o     Estate accounts

      o     Guardian/Conservator accounts

      o     IRA accounts, including Traditional, Roth, SEP and SIMPLE

      o     Coverdell Education Savings Accounts

RIGHTS OF ACCUMULATION PROGRAM. Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in a Qualified Account. You or your dealer must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide either a list of account numbers or copies of account statements verifying your qualification. If your shares are held directly in a Touchstone Fund or through a dealer, you may combine the historical cost or current NAV (whichever is higher) of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gains. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your broker-dealer may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, Touchstone will calculate the combined value of all of the Qualified Purchaser's Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

LETTER OF INTENT. If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months in Class A shares of any Touchstone Fund sold with a front-end sales charge, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application. A Letter of Intent indicates your intent to purchase at least $50,000 in Class A shares of any Touchstone Fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above chart. The minimum initial investment under a Letter of Intent is $10,000. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your escrow account. If you have purchased Class A shares of any Touchstone Fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

OTHER INFORMATION. Information about sales charges and breakpoints is also available in a clear and prominent format on the touchstoneinvestments.com website. You can access this information by selecting "Sales Charges and Breakpoints" under the "Pricing and Performance" link. For more information about qualifying for a reduced or waived sales charge, contact your financial advisor or contact Touchstone at 1.800.543.0407.


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CLASS C SHARES

Because in most cases it is more advantageous to purchase Class A shares for amounts of $1 million or more, a request to purchase Class C shares for $1 million or more will be considered as a purchase request for Class A shares or declined. Class C shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Class C shares are subject to a 12b-1 fee. A CDSC of 1.00% will be charged on Class C shares redeemed within 1 year after you purchased them.


CLASS Y SHARES

Class Y shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Class Y shares are not subject to a 12b-1 fee or CDSC.

INSTITUTIONAL SHARES

Institutional shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Institutional shares are not subject to a 12b-1 fee or CDSC.



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DISTRIBUTION ARRANGEMENTS

12B-1 DISTRIBUTION PLANS. Each Fund offering Class A and Class C shares has adopted a distribution plan under Rule 12b-1 of the 1940 Act. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under the Class A plan, the Funds pay an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, the Funds pay an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee). Because these fees are paid out of a Fund's assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.


DEALER COMPENSATION. Touchstone, the Trust's principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds. Touchstone reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs. Touchstone Advisors, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. Touchstone Advisors may also reimburse Touchstone for making these payments. For more information on payment arrangements, please see the section entitled "The Distributor" in the SAI.



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INVESTING WITH TOUCHSTONE

CHOOSING THE APPROPRIATE INVESTMENTS TO MATCH YOUR GOALS. Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

PURCHASING YOUR SHARES

Please read this Prospectus carefully and then determine how much you want to invest.

For Class A shares and Class C shares, you may purchase shares of the Funds directly from Touchstone or through your financial advisor.

Class Y shares are available through your financial institution. New purchases of Class Y shares are not available directly from Touchstone. Also, new purchases of Class Y shares may not be available through certain financial intermediaries who do not have appropriate selling agreements in place with Touchstone.

For Institutional shares, you may purchase shares of the Funds directly from Touchstone or through your financial institution.


In order to open an account you must complete an investment application. You can obtain an investment application from Touchstone, your financial advisor, your financial institution, or by visiting our website at TouchstoneInvestments.com. For more information about how to purchase shares, call Touchstone at 1.800.543.0407.

INVESTOR ALERT: Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds, that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See "Market Timing Policy" in this Prospectus.) Touchstone may change applicable initial and additional investment minimums at any time.


CLASS Y SHARES "GRANDFATHER" CLAUSE. New purchases of the Class Y shares are no longer available directly through Touchstone. Those shareholders who owned Class Y shares purchased directly through Touchstone prior to February 2, 2009 may continue to hold Class Y shares of the corresponding Fund(s). In addition, those shareholders may continue to make subsequent purchases into existing accounts of Class Y shares of the Fund(s) they owned prior to February 2, 2009.

OPENING AN ACCOUNT

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING AN ACCOUNT

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there will be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to completely verify your identity through our verification process, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time ("ET")), on the day that your account is closed. If we close your account because we are unable to completely verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.


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INVESTING IN THE FUNDS

BY MAIL OR THROUGH YOUR FINANCIAL ADVISOR

o Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds. We do not accept third party checks for initial investments.

o Send your check with the completed investment application by regular mail to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203.

o Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

o     You may also open an account through your financial advisor.

THROUGH YOUR FINANCIAL INSTITUTION

o You may invest in certain share classes by establishing an account through financial institutions that have appropriate selling agreements with Touchstone.

o Your financial institution will act as the shareholder of record of your shares.

o Financial institutions may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.

o Financial institutions may designate intermediaries to accept purchase and sales orders on the Funds' behalf.

o Your financial institution may receive compensation from the Funds, Touchstone, Touchstone Advisors or their affiliates.

o Before investing in the Funds through your financial institution, you should read any materials provided by your financial institution together with this Prospectus.

BY EXCHANGE

o Class A shares may be exchanged into any other Touchstone Class A Fund at NAV and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional Class.

o Class C shares may be exchanged into any other Touchstone Class C Funds and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional Class.

o     Class Y shares and Institutional shares are not exchangeable.

o     You do not have to pay any exchange fee for your exchange.

o Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

o If you exchange Class C shares for Class A shares of any Touchstone money market fund, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However, if you exchange back into your original Class C shares, the prior holding period of your Class C shares will be added to your current holding period of Class C shares in calculating the CDSC.

o If you purchased Class A shares for $1 million or more at NAV and compensation was paid to an unaffiliated dealer and you exchange all or a portion of the shares into any Touchstone money market fund within 12 months of the original purchase, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However if you exchange back into Class A shares, the prior holding period of your Class A shares will be added to your current holding period of Class A shares in calculating the CDSC.

o You should carefully review the disclosure provided in the Prospectus relating to the exchanged-for shares before making an exchange of your Fund shares.


o You may realize taxable gain if you exchange shares of a Fund for shares of another Fund. See "Tax Information" for more information and the tax consequences of such an exchange.



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THROUGH RETIREMENT PLANS

You may invest in certain Funds through various retirement plans. These include individual retirement plans and employer sponsored retirement plans.

INDIVIDUAL RETIREMENT PLANS

o     Traditional Individual Retirement Accounts ("IRAs")

o     Savings Incentive Match Plan for Employees ("SIMPLE IRAs")

o     Spousal IRAs

o     Roth Individual Retirement Accounts ("Roth IRAs")

o     Coverdell Education Savings Accounts ("Education IRAs")

o     Simplified Employee Pension Plans ("SEP IRAs")

EMPLOYER SPONSORED RETIREMENT PLANS

o     Defined benefit plans

o Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)

o     457 plans

SPECIAL TAX CONSIDERATION
To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial advisor.

THROUGH A PROCESSING ORGANIZATION

You may also purchase shares of the Funds through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Touchstone Funds have authorized certain processing organizations ("Authorized Processing Organizations") to receive purchase and sales orders on their behalf. Before investing in the Funds through a processing organization, you should read any materials provided by the processing organization together with this Prospectus. You should also ask the processing organization if they are authorized by the Touchstone Funds to receive purchase and sales orders on their behalf. If the processing organization is not authorized, then your purchase order could be rejected which could subject your investment to market risk. When shares are purchased with an Authorized Processing Organization, there may be various differences compared to investing directly with Touchstone. The Authorized Processing Organization may:

      o     Charge a fee for its services

      o     Act as the shareholder of record of the shares

      o     Set different minimum initial and additional investment requirements

      o     Impose other charges and restrictions

      o Designate intermediaries to accept purchase and sales orders on the Funds' behalf

Touchstone considers a purchase or sales order as received when an Authorized Processing Organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV or offering price (which is NAV plus any applicable sales charge), if applicable, next computed after such order is received in proper form by an Authorized Processing Organization, or its authorized designee.

Shares held through an Authorized Processing Organization may be transferred into your name following procedures established by your Authorized Processing Organization and Touchstone. Certain Authorized Processing Organizations may receive compensation from the Funds, Touchstone, Touchstone Advisors or their affiliates.

It is the responsibility of an Authorized Processing Organization to transmit properly completed orders so that they will be received by Touchstone in a timely manner.


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PRICING OF PURCHASES

We price direct purchases in the Funds based upon the next determined public offering price (NAV plus any applicable sales charge) after your order is received. Direct purchase orders received by Touchstone, an Authorized Processing Organization, financial advisor or financial institution, by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. ET, are processed at that day's public offering price. Direct purchase orders received by Touchstone, an Authorized Processing Organization, financial advisor or financial institution, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at the public offering price next determined on the following business day. It is the responsibility of the financial institution, financial advisor or Authorized Processing Organization to transmit orders that will be received by Touchstone in proper form and in a timely manner.

ADDING TO YOUR ACCOUNT

BY CHECK

o Complete the investment form provided at the bottom of a recent account statement.

o Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.

o     Write your account number on the check.

o Either: (1) Mail the check with the investment form to Touchstone; or (2) Mail the check directly to your financial advisor or financial institution at the address printed on your account statement. Your financial advisor or financial institution is responsible for forwarding payment promptly to Touchstone.

o If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

BY WIRE

o Contact Touchstone, your financial advisor or your financial institution for further instructions.

o Contact your bank and ask it to wire federal funds to Touchstone. Specify your name and account number when remitting the funds.

o     Your bank may charge a fee for handling wire transfers.

o Purchases in the Funds will be processed at that day's NAV (or public offering price, if applicable) if Touchstone receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

BY EXCHANGE

o     You may add to your account by exchanging shares from another Touchstone
      Fund.

o For information about how to exchange shares among the Touchstone Funds, see "Opening an Account - By exchange" in this Prospectus.

PURCHASES WITH SECURITIES

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund's investment goal and is otherwise acceptable to Touchstone Advisors.

SPECIAL TAX CONSIDERATION
You should consult with your tax advisor as to the federal income tax consequences to you upon your transfer of securities to a Fund in exchange for Fund shares.


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AUTOMATIC INVESTMENT OPTIONS

The various ways that you can automatically invest in the Funds are outlined below. Touchstone does not charge any fees for these services. For further details about these services, call Touchstone at 1.800.543.0407. If you hold your shares through a financial institution or Authorized Processing Organization, please contact them for further details on automatic investment options.

AUTOMATIC INVESTMENT PLAN. You can pre-authorize monthly investments in a Fund of $50 or more to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application to do this. Amounts that are automatically invested in a Fund will not be available for redemption until three business days after the automatic reinvestment.


REINVESTMENT/CROSS REINVESTMENT. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash. Dividends are taxable whether you reinvest such dividends in additional shares of a Fund or choose to receive cash. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.


DIRECT DEPOSIT PURCHASE PLAN. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in our Funds.

DOLLAR COST AVERAGING. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis. You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other. The applicable sales charge, if any, will be assessed.

SELLING YOUR SHARES

You may sell some or all of your shares on any day that the Fund calculates its NAV. If your request is received by Touchstone, an Authorized Processing Organization, financial advisor or financial institution, in proper form by the close of regular trading on the NYSE (usually 4:00 p.m. ET), you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

THROUGH TOUCHSTONE - BY TELEPHONE

o You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application. You may only sell shares over the telephone if the amount is less than $100,000.

o     To sell your Fund shares by telephone, call Touchstone at 1.800.543.0407.

o Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.

o If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.

o Interruptions in telephone service could prevent you from selling your shares by telephone when you want to. When you have difficulty making telephone sales, you should mail to Touchstone (or send by overnight delivery), a written request for the sale of your shares.

o In order to protect your investment assets, Touchstone will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases. Touchstone has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:


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      o     Requiring personal identification

      o Making checks payable only to the owner(s) of the account shown on Touchstone's records

      o Mailing checks only to the account address shown on Touchstone's records

      o Directing wires only to the bank account shown on Touchstone's records

      o Providing written confirmation for transactions requested by telephone

      o     Digitally recording instructions received by telephone

THROUGH TOUCHSTONE - BY MAIL

o     Write to Touchstone.

o     Indicate the number of shares or dollar amount to be sold.

o     Include your name and account number.

o Sign your request exactly as your name appears on your investment application.

o You may be required to have your signature guaranteed (See "Signature Guarantees" in this Prospectus for more information).

THROUGH TOUCHSTONE - BY WIRE

o     Complete the appropriate information on the investment application.

o You may be charged a fee by the Fund or Fund's Authorized Processing Organization for wiring redemption proceeds. You may also be charged a fee by your bank.

o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

o Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction. Contact Touchstone for more information.

THROUGH TOUCHSTONE - THROUGH A SYSTEMATIC WITHDRAWAL PLAN

o You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

o     Withdrawals can be made monthly, quarterly, semiannually or annually.

o     There is no fee for this service.

o     There is no minimum account balance required for retirement plans.

SPECIAL TAX CONSIDERATION
Systematic withdrawals may result in the sale of your shares at a loss or may result in taxable investment gains.

THROUGH YOUR FINANCIAL ADVISOR, FINANCIAL INSTITUTION OR AUTHORIZED PROCESSING ORGANIZATION

o You may also sell shares by contacting your financial advisor, financial institution or Authorized Processing Organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial advisor, financial institution or, if applicable, the Authorized Processing Organization.

o Your financial advisor, financial institution or Authorized Processing Organization is responsible for making sure that sale requests are transmitted to Touchstone in proper form and in a timely manner.

o     Your financial institution may charge you a fee for selling your shares.

o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

SPECIAL TAX CONSIDERATION

Selling your shares may cause you to incur a taxable gain or loss.

INVESTOR ALERT: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone's records.

CONTINGENT DEFERRED SALES CHARGE ("CDSC")

If you purchase $1 million or more Class A shares at NAV, a CDSC of 1.00% may be charged on redemptions made within 1 year of your purchase. If you redeem Class C shares within 1 year of your purchase, a CDSC of 1.00% will be charged.

The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below. The CDSC will be assessed on the lesser of your shares' NAV at the time of redemption or the time of purchase. The CDSC is paid to Touchstone to reimburse expenses incurred in providing distribution-related services to the Funds.

No CDSC is applied if:

o The redemption is due to the death or post-purchase disability of a shareholder

o The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value

o The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to termination of the plan or transfer of the plan to another financial institution

o The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 1/2

When we determine whether a CDSC is payable on a redemption, we assume that:

o     The redemption is made first from amounts not subject to a CDSC; then

o     From the earliest purchase payment(s) that remain invested in the Fund

The above mentioned CDSC waivers do not apply to redemptions made within one year for purchases of $1 million or more in Class A shares of the Touchstone Funds where a commission was paid by Touchstone to a participating unaffiliated broker dealer.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

SIGNATURE GUARANTEES

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to:

o Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

o     Proceeds are being sent to an address other than the address of record

o Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual's account

o Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

o Proceeds or shares are being sent/transferred between accounts with different account registrations

MARKET TIMING POLICY

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Funds by shareholders. The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder's accounts. While a Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Funds cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or
(ii) made more than 2 "round-trip" exchanges within a rolling 90 day period. A "round-trip" exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder's exchange privileges and subsequent exchange requests during the suspension will not be processed. The Funds may also restrict or refuse to process purchases by the shareholder. These exchange limits and excessive trading policies generally do not apply to purchases and redemptions of money market funds (except in situations where excessive trading may have a detrimental or disruptive effect on share prices or portfolio management of these funds), systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. If a Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund. In accordance with Rule 22c-2 under the 1940 Act, the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds' market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds' market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.

HOUSEHOLDING POLICY (ONLY APPLICABLE FOR SHARES HELD THROUGH TOUCHSTONE
DIRECTLY)

The Funds will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as "householding," reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Funds through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

RECEIVING SALE PROCEEDS

Touchstone will forward the proceeds of your sale to you (or to your financial advisor, Authorized Processing Organization or financial institution) within 7 days (normally within 3 business days) after receipt of a proper request.

PROCEEDS SENT TO FINANCIAL ADVISORS, AUTHORIZED PROCESSING ORGANIZATIONS OR FINANCIAL INSTITUTIONS. Proceeds that are sent to your financial advisor, Authorized Processing Organization or financial institution will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial advisor, Authorized Processing Organization or financial institution may benefit from the use of your money.

FUND SHARES PURCHASED BY CHECK (ONLY APPLICABLE FOR SHARES HELD THROUGH TOUCHSTONE DIRECTLY). We may delay mailing your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.

REINSTATEMENT PRIVILEGE (CLASS A AND CLASS C SHARES ONLY). You may, within 90 days of redemption, reinvest all or part of your sale proceeds by sending a written request and a check to Touchstone. If the redemption proceeds were from the sale of your Class A shares, you can reinvest into Class A shares of any Touchstone Fund at NAV. Reinvestment will be at the NAV next calculated after Touchstone receives your request. If the proceeds were from the sale of your Class C shares, you can reinvest those proceeds into Class C shares of any Touchstone Fund. If you paid a CDSC on the reinstated amount, that CDSC will be reimbursed to you upon reinvestment.

SPECIAL TAX CONSIDERATION


You should contact your tax advisor to discuss the tax implications of using the Reinstatement Privilege.


LOW ACCOUNT BALANCES (ONLY APPLICABLE FOR SHARES HELD THROUGH TOUCHSTONE DIRECTLY). If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you. This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act ("UGTMA"). Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

DELAY OF PAYMENT. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

o     When the NYSE is closed on days other than customary weekends and holidays

o     When trading on the NYSE is restricted

o     During any other time when the SEC, by order, permits.


REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it appropriate, a Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value. Shareholders may incur transaction and brokerage costs when they sell these portfolio securities including federal income tax. Until such time as the shareholder sells the securities they receive in kind, the securities are subject to market risk.


PRICING OF FUND SHARES

Each Fund's share price (also called "NAV") and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open. Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone, an Authorized Processing Organization or financial institution.

The Funds' equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). The Funds may use pricing services to determine market value for investments. Some specific pricing strategies follow:

o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost which the Board of Trustees has determined as fair value.

o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

Although investing in foreign securities is not a principal investment strategy of the Funds (except for the Emerging Markets Equity, Global Real Estate, Global Equity and International Fixed Income Funds), any foreign securities held by a Fund will be priced as follows:

o All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

o Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, a Fund's NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by a Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. Any debt securities held by a Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities. The Funds may use fair value pricing under the following circumstances, among others:

o If the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded.

o If a security, such as a small cap or micro cap security, is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

o If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation.

The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available. With respect to any portion of a Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

DISTRIBUTION AND TAXES


SPECIAL TAX CONSIDERATION
You are urged and advised to consult your tax advisor to address your own tax situation and the impact an investment in a Fund will have on your own tax situation.

Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Core Plus Fixed Income Fund and International Fixed Income Fund distribute their income, if any, monthly to shareholders. The Capital Appreciation Fund, Emerging Markets Equity Fund, Global Equity Fund, Market Neutral Equity Fund, Small Cap Core Fund and Focused Equity Fund distribute their income, if any, annually to shareholders. The Global Real Estate Fund, Large Cap Relative Value Fund and Mid Cap Value Fund, distribute their income, if any, quarterly to shareholders.


Each Fund makes distributions of capital gains, if any, at least annually. If you own shares on a Fund's distribution record date, you will be entitled to receive the distribution.

You will receive income dividends and distributions of capital gains in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing or by phone prior to the date of distribution. Your election will be effective for dividends and distributions paid after we receive your notice. To cancel your election, simply send written notice to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203, or call Touchstone at 1.800.543.0407. If you hold your shares through a financial institution, you must contact it to elect cash payment.

TAX INFORMATION


GENERAL. The Funds intend to qualify annually to be treated as regulated investment companies under the Code. As such, the Funds will not be subject to federal income taxes on the earnings they distribute to shareholders provided they satisfy certain requirements and restrictions of the Code. If for any taxable year a Fund fails to qualify as a regulated investment company: (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35% for 2011; and (2) distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2013) and the dividends-received deduction for corporate shareholders.


DISTRIBUTIONS. The Funds will make distributions to you that may be taxed as ordinary income or capital gains. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Dividends are taxable whether you reinvest such dividends in additional shares of a Fund or choose to receive cash.


ORDINARY INCOME. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2013 and designated by a Fund as "qualified dividend income" are eligible for the long-term capital gain rate 15% (0% for individuals in lower tax brackets).

NET CAPITAL GAINS. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. For tax years beginning before January 1, 2013, the maximum individual tax rate on net long-term capital gains is 15%.


SALE OR EXCHANGE OF SHARES. It is a taxable event for you if you sell or exchange shares of a Fund. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you hold the shares of a Fund as a capital asset, which capital gain will be long-term or short-term depending on how long you have held the shares of such Fund.

SPECIAL TAX CONSIDERATION
For federal income tax purposes, an exchange of shares in one Fund for shares of another Fund is treated as a sale of the shares and a purchase of the shares you receive in exchange. Therefore, you may incur a taxable gain or loss in connection with the exchange.


MEDICARE CONTRIBUTION TAX. Beginning in 2013, U.S. individuals (with income exceeding $200,000 or $250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends, and capital gains. If applicable, the tax will be imposed on the lesser of your (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).


BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.


STATE AND LOCAL INCOME TAXES. You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax laws.

NON-U.S. SHAREHOLDERS. Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in a Fund. This Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in a Fund. Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisors as to the U.S. and foreign country tax consequences of an investment in a Fund.


STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Funds during the prior taxable year.


THIS SECTION IS ONLY A SUMMARY OF SOME IMPORTANT INCOME TAX CONSIDERATIONS THAT MAY AFFECT YOUR INVESTMENT IN THE FUNDS. MORE INFORMATION REGARDING THESE CONSIDERATIONS IS INCLUDED IN OUR SAI. YOU ARE URGED AND ADVISED TO CONSULT YOUR OWN TAX ADVISOR REGARDING THE EFFECTS OF AN INVESTMENT IN THE FUNDS ON YOUR TAX SITUATION.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years, or if shorter, the period of each Fund's operation. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. The financial highlights for each Fund were audited by Ernst & Young LLP, an independent registered public accounting firm. The report of Ernst & Young LLP, along with each Fund's financial statements and related notes, appears in the 2010 Annual Report for the Funds. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1.800.543.0407. The Annual Report has been incorporated by reference into our SAI.

Financial Highlights

TOUCHSTONE CAPITAL APPRECIATION FUND -- CLASS A (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                           ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment income                                                                         0.03
Net realized and unrealized gains (losses) on investments                                     0.58
                                                                                  -----------------------
Total from investment operations                                                              0.61
                                                                                  -----------------------
Net asset value at end of period                                                     $       10.61
                                                                                  =======================
Total return (B)                                                                              6.10%
                                                                                  =======================
Net assets at end of period (000s)                                                   $       2,728
                                                                                  =======================
Ratio of net expenses to average net assets                                                   1.19%
Ratio of gross expenses to average net assets                                                 2.38%
Ratio of net investment income to average net assets                                          0.38%
Portfolio turnover rate                                                                         33%


TOUCHSTONE CAPITAL APPRECIATION FUND -- CLASS C (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment loss                                                                          (0.03)
Net realized and unrealized gains (losses) on investments                                     0.56
                                                                                  -----------------------
Total from investment operations                                                              0.53
                                                                                  -----------------------
Net asset value at end of period                                                     $       10.53
                                                                                  =======================
Total return (B)                                                                              5.30%
                                                                                  =======================
Net assets at end of period (000s)                                                   $         352
                                                                                  =======================
Ratio of net expenses to average net assets                                                   1.94%
Ratio of gross expenses to average net assets                                                 2.99%
Ratio of net investment loss to average net assets                                           (0.37%)
Portfolio turnover rate                                                                         33%

(A) The Fund commenced operations on October 1, 2009.

(B) Total returns shown exclude the effect of applicable sales loads.

TOUCHSTONE CAPITAL APPRECIATION FUND -- CLASS Y (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment income                                                                         0.06
Net realized and unrealized gains (losses) on investments                                     0.58
                                                                                  -----------------------
Total from investment operations                                                              0.64
                                                                                  -----------------------
Less distributions from net investment income                                                (0.01)
                                                                                  -----------------------
Net asset value at end of period                                                     $       10.63
                                                                                  =======================
Total return                                                                                  6.42%
                                                                                  =======================
Net assets at end of period (000s)                                                   $         132
                                                                                  =======================
Ratio of net expenses to average net assets                                                   0.94%
Ratio of gross expenses to average net assets                                                 2.20%
Ratio of net investment income to average net assets                                          0.62%
Portfolio turnover rate                                                                         33%


TOUCHSTONE CAPITAL APPRECIATION FUND -- INSTITUTIONAL CLASS (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment income                                                                         0.09
Net realized and unrealized gains (losses) on investments                                     0.56
                                                                                  -----------------------
Total from investment operations                                                              0.65
                                                                                  -----------------------
Less distributions from net investment income                                                (0.03)
                                                                                  -----------------------
Net asset value at end of period                                                     $       10.62
                                                                                  =======================
Total return                                                                                  6.48%
                                                                                  =======================
Net assets at end of period (000s)                                                   $       2,875
                                                                                  =======================
Ratio of net expenses to average net assets                                                   0.79%
Ratio of gross expenses to average net assets                                                 1.94%
Ratio of net investment income to average net assets                                          0.79%
Portfolio turnover rate                                                                         33%

(A) The Fund commenced operations on October 1, 2009.

TOUCHSTONE CORE PLUS FIXED INCOME FUND -- CLASS A (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment income                                                                         0.31
Net realized and unrealized gains (losses) on investments                                     0.42
                                                                                  -----------------------
Total from investment operations                                                              0.73
                                                                                  -----------------------
Less distributions from net investment income                                                (0.32)
                                                                                  -----------------------
Net asset value at end of period                                                     $       10.41
                                                                                  =======================
Total return (B)                                                                              7.46%
                                                                                  =======================
Net assets at end of period (000s)                                                   $       4,819
                                                                                  =======================
Ratio of net expenses to average net assets                                                   0.95%
Ratio of gross expenses to average net assets                                                 1.60%
Ratio of net investment income to average net assets                                          3.36%
Portfolio turnover rate                                                                        160%

TOUCHSTONE CORE PLUS FIXED INCOME FUND -- CLASS C (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment income                                                                         0.24
Net realized and unrealized gains (losses) on investments                                     0.41
                                                                                  -----------------------
Total from investment operations                                                              0.65
                                                                                  -----------------------
Less distributions from net investment income                                                (0.25)
                                                                                  -----------------------
Net asset value at end of period                                                     $       10.40
                                                                                  =======================
Total return (B)                                                                              6.63%
                                                                                  =======================
Net assets at end of period (000s)                                                   $       1,868
                                                                                  =======================
Ratio of net expenses to average net assets                                                   1.70%
Ratio of gross expenses to average net assets                                                 2.32%
Ratio of net investment income to average net assets                                          2.60%
Portfolio turnover rate                                                                        160%

(A) The Fund commenced operations on October 1, 2009.

(B) Total returns shown exclude the effect of applicable sales loads.

TOUCHSTONE CORE PLUS FIXED INCOME FUND -- CLASS Y (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment income                                                                         0.33
Net realized and unrealized gains (losses) on investments                                     0.42
                                                                                  -----------------------
Total from investment operations                                                              0.75
                                                                                  -----------------------
Less distributions from net investment income                                                (0.34)
                                                                                  -----------------------
Net asset value at end of period                                                     $       10.41
                                                                                  =======================
Total return                                                                                  7.70%
                                                                                  =======================
Net assets at end of period (000s)                                                   $         817
                                                                                  =======================
Ratio of net expenses to average net assets                                                   0.70%
Ratio of gross expenses to average net assets                                                 1.36%
Ratio of net investment income to average net assets                                          3.58%
Portfolio turnover rate                                                                        160%


TOUCHSTONE CORE PLUS FIXED INCOME FUND -- INSTITUTIONAL CLASS (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment income                                                                         0.35
Net realized and unrealized gains (losses) on investments                                     0.43
                                                                                  -----------------------
Total from investment operations                                                              0.78
                                                                                  -----------------------
Less distributions from net investment income                                                (0.37)
                                                                                  -----------------------
Net asset value at end of period                                                     $       10.41
                                                                                  =======================
Total return                                                                                  7.92%
                                                                                  =======================
Net assets at end of period (000s)                                                   $      16,325
                                                                                  =======================
Ratio of net expenses to average net assets                                                   0.50%
Ratio of gross expenses to average net assets                                                 1.23%
Ratio of net investment income to average net assets                                          3.74%
Portfolio turnover rate                                                                        160%

(A) The Fund commenced operations on October 1, 2009.

TOUCHSTONE EMERGING MARKETS EQUITY FUND -- CLASS A (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment income                                                                         0.03
Net realized and unrealized gains (losses) on investments                                     2.65
                                                                                  -----------------------
Total from investment operations                                                              2.68
                                                                                  -----------------------
Net asset value at end of period                                                     $       12.68
                                                                                  =======================
Total return (B)                                                                             26.80%
                                                                                  =======================
Net assets at end of period (000s)                                                   $      10,343
                                                                                  =======================
Ratio of net expenses to average net assets                                                   1.74%
Ratio of gross expenses to average net assets                                                 2.25%
Ratio of net investment income to average net assets                                          0.76%
Portfolio turnover rate                                                                          8%

TOUCHSTONE EMERGING MARKETS EQUITY FUND -- CLASS C (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment loss                                                                          (0.00) (C)
Net realized and unrealized gains (losses) on investments                                     2.58
                                                                                  -----------------------
Total from investment operations                                                              2.58
                                                                                  -----------------------
Net asset value at end of period                                                     $       12.58
                                                                                  =======================
Total return (B)                                                                             25.80%
                                                                                  =======================
Net assets at end of period (000s)                                                   $       3,590
                                                                                  =======================
Ratio of net expenses to average net assets                                                   2.49%
Ratio of gross expenses to average net assets                                                 2.99%
Ratio of net investment loss to average net assets                                           (0.03%)
Portfolio turnover rate                                                                          8%


(A) The Fund commenced operations on October 1, 2009.

(B) Total returns shown exclude the effect of applicable sales loads.

(C) Amount rounds to less than $0.01 per share.

TOUCHSTONE EMERGING MARKETS EQUITY FUND -- CLASS Y (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment income                                                                         0.01
Net realized and unrealized gains (losses) on investments                                     2.71
                                                                                  -----------------------
Total from investment operations                                                              2.72
                                                                                  -----------------------
Net asset value at end of period                                                     $       12.72
                                                                                  =======================
Total return                                                                                 27.10%
                                                                                  =======================
Net assets at end of period (000s)                                                   $      13,597
                                                                                  =======================
Ratio of net expenses to average net assets                                                   1.49%
Ratio of gross expenses to average net assets                                                 2.10%
Ratio of net investment income to average net assets                                          0.86%
Portfolio turnover rate                                                                          8%

TOUCHSTONE EMERGING MARKETS EQUITY FUND -- INSTITUTIONAL CLASS (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment income                                                                         0.05
Net realized and unrealized gains (losses) on investments                                     2.69
                                                                                  -----------------------
Total from investment operations                                                              2.74
                                                                                  -----------------------
Net asset value at end of period                                                     $       12.74
                                                                                  =======================
Total return                                                                                 27.40%
                                                                                  =======================
Net assets at end of period (000s)                                                   $     125,414
                                                                                  =======================
Ratio of net expenses to average net assets                                                   1.34%
Ratio of gross expenses to average net assets                                                 1.74%
Ratio of net investment income to average net assets                                          1.26%
Portfolio turnover rate                                                                          8%

(A) The Fund commenced operations on October 1, 2009.

TOUCHSTONE GLOBAL EQUITY FUND -- CLASS A (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment income                                                                         0.04
Net realized and unrealized gains (losses) on investments                                     0.61
                                                                                  -----------------------
Total from investment operations                                                              0.65
                                                                                  -----------------------
Net asset value at end of period                                                     $       10.65
                                                                                  =======================
Total return (B)                                                                              6.50%
                                                                                  =======================
Net assets at end of period (000s)                                                   $       1,857
                                                                                  =======================
Ratio of net expenses to average net assets                                                   1.34%
Ratio of gross expenses to average net assets                                                 3.75%
Ratio of net investment income to average net assets                                          1.56%
Portfolio turnover rate                                                                         68%

TOUCHSTONE GLOBAL EQUITY FUND -- CLASS C (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment income                                                                         0.00 (C)
Net realized and unrealized gains (losses) on investments                                     0.57
                                                                                  -----------------------
Total from investment operations                                                              0.57
                                                                                  -----------------------
Net asset value at end of period                                                     $       10.57
                                                                                  =======================
Total return (B)                                                                              5.70%
                                                                                  =======================
Net assets at end of period (000s)                                                   $         106
                                                                                  =======================
Ratio of net expenses to average net assets                                                   2.09%
Ratio of gross expenses to average net assets                                                 4.28%
Ratio of net investment income to average net assets                                          0.02%
Portfolio turnover rate                                                                         68%

(A) The Fund commenced operations on October 1, 2009.

(B) Total returns shown exclude the effect of applicable sales loads.

(C) Amount rounds to less than $0.01 per share.

TOUCHSTONE GLOBAL EQUITY FUND -- CLASS Y (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment income                                                                         0.09
Net realized and unrealized gains (losses) on investments                                     0.59
                                                                                  -----------------------
Total from investment operations                                                              0.68
                                                                                  -----------------------
Net asset value at end of period                                                     $       10.68
                                                                                  =======================
Total return                                                                                  6.70%
                                                                                  =======================
Net assets at end of period (000s)                                                   $         142
                                                                                  =======================
Ratio of net expenses to average net assets                                                   1.09%
Ratio of gross expenses to average net assets                                                 3.38%
Ratio of net investment income to average net assets                                          1.05%
Portfolio turnover rate                                                                         68%

TOUCHSTONE GLOBAL EQUITY FUND -- INSTITUTIONAL CLASS (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment income                                                                         0.11
Net realized and unrealized gains (losses) on investments                                     0.58
                                                                                  -----------------------
Total from investment operations                                                              0.69
                                                                                  -----------------------
Less distributions from net investment income                                                (0.00) (B)
                                                                                  -----------------------
Net asset value at end of period                                                     $       10.69
                                                                                  =======================
Total return                                                                                  6.93%
                                                                                  =======================
Net assets at end of period (000s)                                                   $       3,086
                                                                                  =======================
Ratio of net expenses to average net assets                                                   0.94%
Ratio of gross expenses to average net assets                                                 3.11%
Ratio of net investment income to average net assets                                          1.18%
Portfolio turnover rate                                                                         68%

(A) The Fund commenced operations on October 1, 2009.

(B) Amount rounds to less than $0.01 per share.

TOUCHSTONE GLOBAL REAL ESTATE FUND -- CLASS A (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment income                                                                         0.36
Net realized and unrealized gains (losses) on investments                                     1.45
                                                                                  -----------------------
Total from investment operations                                                              1.81
                                                                                  -----------------------
Less distributions from net investment income                                                (0.35)
                                                                                  -----------------------
Net asset value at end of period                                                     $       11.46
                                                                                  =======================
Total return (B)                                                                             18.54%
                                                                                  =======================
Net assets at end of period (000s)                                                   $         881
                                                                                  =======================
Ratio of net expenses to average net assets                                                   1.39%
Ratio of gross expenses to average net assets                                                 4.27%
Ratio of net investment income to average net assets                                          2.94%
Portfolio turnover rate                                                                        107%

TOUCHSTONE GLOBAL REAL ESTATE FUND -- CLASS C (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment income                                                                         0.17
Net realized and unrealized gains (losses) on investments                                     1.58
                                                                                  -----------------------
Total from investment operations                                                              1.75
                                                                                  -----------------------
Less distributions from net investment income                                                (0.25)
                                                                                  -----------------------
Net asset value at end of period                                                     $       11.50
                                                                                  =======================
Total return (B)                                                                             17.75%
                                                                                  =======================
Net assets at end of period (000s)                                                   $         123
                                                                                  =======================
Ratio of net expenses to average net assets                                                   2.14%
Ratio of gross expenses to average net assets                                                 4.60%
Ratio of net investment income to average net assets                                          1.60%
Portfolio turnover rate                                                                        107%

(A) The Fund commenced operations on October 1, 2009.

(B) Total returns shown exclude the effect of applicable sales loads.

TOUCHSTONE GLOBAL REAL ESTATE FUND -- CLASS Y (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment income                                                                         0.28
Net realized and unrealized gains (losses) on investments                                     1.58
                                                                                  -----------------------
Total from investment operations                                                              1.86
                                                                                  -----------------------
Less distributions from net investment income                                                (0.33)
                                                                                  -----------------------
Net asset value at end of period                                                     $       11.53
                                                                                  =======================
Total return                                                                                 18.90%
                                                                                  =======================
Net assets at end of period (000s)                                                   $         129
                                                                                  =======================
Ratio of net expenses to average net assets                                                   1.14%
Ratio of gross expenses to average net assets                                                 3.62%
Ratio of net investment income to average net assets                                          2.61%
Portfolio turnover rate                                                                        107%

TOUCHSTONE GLOBAL REAL ESTATE FUND -- INSTITUTIONAL CLASS (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment income                                                                         0.29
Net realized and unrealized gains (losses) on investments                                     1.59
                                                                                  -----------------------
Total from investment operations                                                              1.88
                                                                                  -----------------------
Less distributions from net investment income                                                (0.27)
                                                                                  -----------------------
Net asset value at end of period                                                     $       11.61
                                                                                  =======================
Total return                                                                                 19.12%
                                                                                  =======================
Net assets at end of period (000s)                                                   $       3,232
                                                                                  =======================
Ratio of net expenses to average net assets                                                   0.99%
Ratio of gross expenses to average net assets                                                 3.34%
Ratio of net investment income to average net assets                                          2.75%
Portfolio turnover rate                                                                        107%

(A) The Fund commenced operations on October 1, 2009.

TOUCHSTONE INTERNATIONAL FIXED INCOME FUND -- CLASS A (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment income                                                                         0.12
Net realized and unrealized gains (losses) on investments                                     1.38
                                                                                  -----------------------
Total from investment operations                                                              1.50
                                                                                  -----------------------
Less distributions from net investment income                                                (0.12)
                                                                                  -----------------------
Net asset value at end of period                                                     $       11.38
                                                                                  =======================
Total return (B)                                                                             15.15%
                                                                                  =======================
Net assets at end of period (000s)                                                   $       1,319
                                                                                  =======================
Ratio of net expenses to average net assets                                                   1.09%
Ratio of gross expenses to average net assets                                                 2.47%
Ratio of net investment income to average net assets                                          1.39%
Portfolio turnover rate                                                                        160%

TOUCHSTONE INTERNATIONAL FIXED INCOME FUND -- CLASS C (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment income                                                                         0.05
Net realized and unrealized gains (losses) on investments                                     1.37
                                                                                  -----------------------
Total from investment operations                                                              1.42
                                                                                  -----------------------
Less distributions from net investment income                                                (0.05)
                                                                                  -----------------------
Net asset value at end of period                                                     $       11.37
                                                                                  =======================
Total return (B)                                                                             14.29%
                                                                                  =======================
Net assets at end of period (000s)                                                   $         407
                                                                                  =======================
Ratio of net expenses to average net assets                                                   1.84%
Ratio of gross expenses to average net assets                                                 3.16%
Ratio of net investment income to average net assets                                          0.59%
Portfolio turnover rate                                                                        160%


(A) The Fund commenced operations on October 1, 2009.

(B) Total returns shown exclude the effect of applicable sales loads.

TOUCHSTONE INTERNATIONAL FIXED INCOME FUND -- CLASS Y (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment income                                                                         0.16
Net realized and unrealized gains (losses) on investments                                     1.37
                                                                                  -----------------------
Total from investment operations                                                              1.53
                                                                                  -----------------------
Less distributions from net investment income                                                (0.16)
                                                                                  -----------------------
Net asset value at end of period                                                     $       11.37
                                                                                  =======================
Total return                                                                                 15.41%
                                                                                  =======================
Net assets at end of period (000s)                                                   $         193
                                                                                  =======================
Ratio of net expenses to average net assets                                                   0.84%
Ratio of gross expenses to average net assets                                                 2.50%
Ratio of net investment income to average net assets                                          1.52%
Portfolio turnover rate                                                                        160%

TOUCHSTONE INTERNATIONAL FIXED INCOME FUND -- INSTITUTIONAL CLASS (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment income                                                                         0.17
Net realized and unrealized gains (losses) on investments                                     1.37
                                                                                  -----------------------
Total from investment operations                                                              1.54
                                                                                  -----------------------
Less distributions from net investment income                                                (0.17)
                                                                                  -----------------------
Net asset value at end of period                                                     $       11.37
                                                                                  =======================
Total return                                                                                 15.59%
                                                                                  =======================
Net assets at end of period (000s)                                                   $       7,746
                                                                                  =======================
Ratio of net expenses to average net assets                                                   0.69%
Ratio of gross expenses to average net assets                                                 1.64%
Ratio of net investment income to average net assets                                          1.67%
Portfolio turnover rate                                                                        160%

(A) The Fund commenced operations on October 1, 2009.

TOUCHSTONE LARGE CAP RELATIVE VALUE FUND -- CLASS A (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment income                                                                         0.05
Net realized and unrealized gains (losses) on investments                                     1.08
                                                                                  -----------------------
Total from investment operations                                                              1.13
                                                                                  -----------------------
Less distributions from net investment income                                                (0.02)
                                                                                  -----------------------
Net asset value at end of period                                                     $       11.11
                                                                                  =======================
Total return (B)                                                                             11.34%
                                                                                  =======================
Net assets at end of period (000s)                                                   $         476
                                                                                  =======================
Ratio of net expenses to average net assets                                                   1.19%
Ratio of gross expenses to average net assets                                                 3.22%
Ratio of net investment income to average net assets                                          0.52%
Portfolio turnover rate                                                                          2%

TOUCHSTONE LARGE CAP RELATIVE VALUE FUND -- CLASS C (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment loss                                                                          (0.02)
Net realized and unrealized gains (losses) on investments                                     1.07
                                                                                  -----------------------
Total from investment operations                                                              1.05
                                                                                  -----------------------
Less distributions from net investment income                                                    --
                                                                                  -----------------------
Net asset value at end of period                                                     $       11.05
                                                                                  =======================
Total return (B)                                                                             10.50%
                                                                                  =======================
Net assets at end of period (000s)                                                   $         235
                                                                                  =======================
Ratio of net expenses to average net assets                                                   1.94%
Ratio of gross expenses to average net assets                                                 3.69%
Ratio of net investment loss to average net assets                                           (0.24%)
Portfolio turnover rate                                                                          2%

(A) The Fund commenced operations on October 1, 2009.

(B) Total returns shown exclude the effect of applicable sales loads.

TOUCHSTONE LARGE CAP RELATIVE VALUE FUND -- CLASS Y (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment income                                                                         0.09
Net realized and unrealized gains (losses) on investments                                     1.07
                                                                                  -----------------------
Total from investment operations                                                              1.16
                                                                                  -----------------------
Less distributions from net investment income                                                (0.04)
                                                                                  -----------------------
Net asset value at end of period                                                     $       11.12
                                                                                  =======================
Total return                                                                                 11.58%
                                                                                  =======================
Net assets at end of period (000s)                                                   $         112
                                                                                  =======================
Ratio of net expenses to average net assets                                                   0.94%
Ratio of gross expenses to average net assets                                                 2.77%
Ratio of net investment income to average net assets                                          0.78%
Portfolio turnover rate                                                                          2%

TOUCHSTONE LARGE CAP RELATIVE VALUE FUND -- INSTITUTIONAL CLASS (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment income                                                                         0.10
Net realized and unrealized gains (losses) on investments                                     1.08
                                                                                  -----------------------
Total from investment operations                                                              1.18
                                                                                  -----------------------
Less distributions from net investment income                                                (0.05)
                                                                                  -----------------------
Net asset value at end of period                                                     $       11.13
                                                                                  =======================
Total return                                                                                 11.76%
                                                                                  =======================
Net assets at end of period (000s)                                                   $       3,018
                                                                                  =======================
Ratio of net expenses to average net assets                                                   0.79%
Ratio of gross expenses to average net assets                                                 2.48%
Ratio of net investment income to average net assets                                          0.93%
Portfolio turnover rate                                                                          2%

(A) The Fund commenced operations on October 1, 2009.

TOUCHSTONE MARKET NEUTRAL EQUITY FUND -- CLASS A (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment loss                                                                          (0.13)
Net realized and unrealized gains (losses) on investments                                    (0.14)
                                                                                  -----------------------
Total from investment operations                                                             (0.27)
                                                                                  -----------------------
Net asset value at end of period                                                     $        9.73
                                                                                  =======================
Total return (B)                                                                             (2.70%)
                                                                                  =======================
Net assets at end of period (000s)                                                   $         610
                                                                                  =======================
Ratio of net expenses to average net assets (including dividend                               2.79%
expense on securities sold short)
Ratio of net expenses to average net assets (excluding dividend
expense on securities sold short)                                                             1.61%
Ratio of gross expenses to average net assets (including dividend
expense on securities sold short)                                                             3.89%
Ratio of gross expenses to average net assets (excluding dividend
expense on securities sold short)                                                             2.70%
Ratio of net investment loss to average net assets                                           (1.38%)
Portfolio turnover rate                                                                        377%

TOUCHSTONE MARKET NEUTRAL EQUITY FUND -- CLASS C (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment loss                                                                          (0.16)
Net realized and unrealized gains (losses) on investments                                    (0.18)
                                                                                  -----------------------
Total from investment operations                                                             (0.34)
                                                                                  -----------------------
Net asset value at end of period                                                     $        9.66
                                                                                  =======================
Total return (B)                                                                             (3.40%)
                                                                                  =======================
Net assets at end of period (000s)                                                   $         168
                                                                                  =======================
Ratio of net expenses to average net assets (including dividend                               3.40%
expense on securities sold short)
Ratio of net expenses to average net assets (excluding dividend
expense on securities sold short)                                                             2.37%
Ratio of gross expenses to average net assets (including dividend
expense on securities sold short)                                                             4.48%
Ratio of gross expenses to average net assets (excluding dividend
expense on securities sold short)                                                             3.44%
Ratio of net investment loss to average net assets                                           (2.18%)
Portfolio turnover rate                                                                        377%

(A) The Fund commenced operations on October 1, 2009.

(B) Total returns shown exclude the effect of applicable sales loads.

TOUCHSTONE MARKET NEUTRAL EQUITY FUND -- CLASS Y (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment loss                                                                          (0.04)
Net realized and unrealized gains (losses) on investments                                    (0.21)
                                                                                  -----------------------
Total from investment operations                                                             (0.25)
                                                                                  -----------------------
Net asset value at end of period                                                     $        9.75
                                                                                  =======================
Total return                                                                                 (2.50%)
                                                                                  =======================
Net assets at end of period (000s)                                                   $      32,406
                                                                                  =======================
Ratio of net expenses to average net assets (including dividend                               2.48%
expense on securities sold short)
Ratio of net expenses to average net assets (excluding dividend
expense on securities sold short)                                                             1.38%
Ratio of gross expenses to average net assets (including dividend
expense on securities sold short)                                                             3.39%
Ratio of gross expenses to average net assets (excluding dividend
expense on securities sold short)                                                             2.29%
Ratio of net investment loss to average net assets                                           (1.15%)
Portfolio turnover rate                                                                        377%

(A) The Fund commenced operations on October 1, 2009.

TOUCHSTONE MID CAP VALUE FUND -- CLASS A (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment income                                                                         0.12
Net realized and unrealized gains (losses) on investments                                     1.74
                                                                                  -----------------------
Total from investment operations                                                              1.86
                                                                                  -----------------------
Less distributions from net investment income                                                (0.10)
                                                                                  -----------------------
Net asset value at end of period                                                     $       11.76
                                                                                  =======================
Total return (B)                                                                             18.70%
                                                                                  =======================
Net assets at end of period (000s)                                                   $         345
                                                                                  =======================
Ratio of net expenses to average net assets                                                   1.29%
Ratio of gross expenses to average net assets                                                 3.07%
Ratio of net investment income to average net assets                                          1.07%
Portfolio turnover rate                                                                         45%

TOUCHSTONE MID CAP VALUE FUND -- CLASS C (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment income                                                                         0.03
Net realized and unrealized gains (losses) on investments                                     1.75
                                                                                  -----------------------
Total from investment operations                                                              1.78
                                                                                  -----------------------
Less distributions from net investment income                                                (0.04)
                                                                                  -----------------------
Net asset value at end of period                                                     $       11.74
                                                                                  =======================
Total return (B)                                                                             17.88%
                                                                                  =======================
Net assets at end of period (000s)                                                   $         132
                                                                                  =======================
Ratio of net expenses to average net assets                                                   2.04%
Ratio of gross expenses to average net assets                                                 3.86%
Ratio of net investment income to average net assets                                          0.27%
Portfolio turnover rate                                                                         45%

(A) The Fund commenced operations on October 1, 2009.

(B) Total returns shown exclude the effect of applicable sales loads.

TOUCHSTONE MID CAP VALUE FUND -- CLASS Y (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment income                                                                         0.14
Net realized and unrealized gains (losses) on investments                                     1.76
                                                                                  -----------------------
Total from investment operations                                                              1.90
                                                                                  -----------------------
Less distributions from net investment income                                                (0.11)
                                                                                  -----------------------
Net asset value at end of period                                                     $       11.79
                                                                                  =======================
Total return                                                                                 19.07%
                                                                                  =======================
Net assets at end of period (000s)                                                   $         589
                                                                                  =======================
Ratio of net expenses to average net assets                                                   1.04%
Ratio of gross expenses to average net assets                                                 3.19%
Ratio of net investment income to average net assets                                          1.40%
Portfolio turnover rate                                                                         45%

TOUCHSTONE MID CAP VALUE FUND -- INSTITUTIONAL CLASS (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment income                                                                         0.10
Net realized and unrealized gains (losses) on investments                                     1.82
                                                                                  -----------------------
Total from investment operations                                                              1.92
                                                                                  -----------------------
Less distributions from net investment income                                                (0.09)
                                                                                  -----------------------
Net asset value at end of period                                                     $       11.83
                                                                                  =======================
Total return                                                                                 19.25%
                                                                                  =======================
Net assets at end of period (000s)                                                   $      39,509
                                                                                  =======================
Ratio of net expenses to average net assets                                                   0.89%
Ratio of gross expenses to average net assets                                                 1.93%
Ratio of net investment income to average net assets                                          1.66%
Portfolio turnover rate                                                                         45%

(A) The Fund commenced operations on October 1, 2009.

TOUCHSTONE SMALL CAP CORE FUND -- CLASS A (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment income                                                                         0.02
Net realized and unrealized gains (losses) on investments                                     1.60
                                                                                  -----------------------
Total from investment operations                                                              1.62
                                                                                  -----------------------
Net asset value at end of period                                                     $       11.62
                                                                                  =======================
Total return (B)                                                                             16.20%
                                                                                  =======================
Net assets at end of period (000s)                                                   $      50,110
                                                                                  =======================
Ratio of net expenses to average net assets                                                   1.34%
Ratio of gross expenses to average net assets                                                 1.55%
Ratio of net investment income to average net assets                                          0.32%
Portfolio turnover rate                                                                         29%

TOUCHSTONE SMALL CAP CORE FUND -- CLASS C (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment loss                                                                          (0.02)
Net realized and unrealized gains (losses) on investments                                     1.57
                                                                                  -----------------------
Total from investment operations                                                              1.55
                                                                                  -----------------------
Net asset value at end of period                                                     $       11.55
                                                                                  =======================
Total return (B)                                                                             15.50%
                                                                                  =======================
Net assets at end of period (000s)                                                   $       5,245
                                                                                  =======================
Ratio of net expenses to average net assets                                                   2.09%
Ratio of gross expenses to average net assets                                                 2.57%
Ratio of net investment loss to average net assets                                           (0.43%)
Portfolio turnover rate                                                                         29%

(A) The Fund commenced operations on October 1, 2009.

(B) Total returns shown exclude the effect of applicable sales loads.

TOUCHSTONE SMALL CAP CORE FUND -- CLASS Y (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment income                                                                         0.03
Net realized and unrealized gains (losses) on investments                                     1.64
                                                                                  -----------------------
Total from investment operations                                                              1.67
                                                                                  -----------------------
Net asset value at end of period                                                     $       11.67
                                                                                  -----------------------
Total return                                                                                 16.70%
                                                                                  -----------------------
Net assets at end of period (000s)                                                   $      33,536
                                                                                  -----------------------
Ratio of net expenses to average net assets                                                   1.09%
Ratio of gross expenses to average net assets                                                 1.31%
Ratio of net investment income to average net assets                                          0.61%
Portfolio turnover rate                                                                         29%

TOUCHSTONE SMALL CAP CORE FUND -- INSTITUTIONAL CLASS (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                           YEAR
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment income                                                                         0.06
Net realized and unrealized gains (losses) on investments                                     1.61
                                                                                  -----------------------
Total from investment operations                                                              1.67
                                                                                  -----------------------
Less distributions from net investment income                                                (0.02)
                                                                                  -----------------------
Net asset value at end of period                                                     $       11.65
                                                                                  =======================
Total return                                                                                 16.74%
                                                                                  =======================
Net assets at end of period (000s)                                                   $      10,386
                                                                                  =======================
Ratio of net expenses to average net assets                                                   0.94%
Ratio of gross expenses to average net assets                                                 1.32%
Ratio of net investment income to average net assets                                          0.66%
Portfolio turnover rate                                                                         29%

(A) The Fund commenced operations on October 1, 2009.

TOUCHSTONE FOCUSED EQUITY FUND -- CLASS A (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                          PERIOD
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment income                                                                         0.02
Net realized and unrealized gains (losses) on investments                                     0.93
                                                                                  -----------------------
Total from investment operations                                                              0.95
                                                                                  -----------------------
Net asset value at end of period                                                     $       10.95
                                                                                  =======================
Total return (B)                                                                              9.40% (C)
                                                                                  =======================
Net assets at end of period (000s)                                                   $         814
                                                                                  =======================
Ratio of net expenses to average net assets                                                   1.20% (D)
Ratio of gross expenses to average net assets                                                 4.65% (D)
Ratio of net investment income to average net assets                                          0.46% (D)
Portfolio turnover rate                                                                        101% (C)

TOUCHSTONE FOCUSED EQUITY FUND -- CLASS C (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                          PERIOD
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment loss                                                                          (0.01)
Net realized and unrealized gains (losses) on investments                                     0.89
                                                                                  -----------------------
Total from investment operations                                                              0.88
                                                                                  -----------------------
Net asset value at end of period                                                     $       10.88
                                                                                  =======================
Total return (B)                                                                              8.90% (C)
                                                                                  =======================
Net assets at end of period (000s)                                                   $         187
                                                                                  =======================
Ratio of net expenses to average net assets                                                   1.95% (D)
Ratio of gross expenses to average net assets                                                 5.45% (D)
Ratio of net investment loss to average net assets                                           (0.24%) (D)
Portfolio turnover rate                                                                        101% (C)

(A) Represents the period from commencement of operations (December 31, 2009) through September 30, 2010.

(B) Total returns shown exclude the effect of applicable sales loads.

(C) Not annualized.

(D) Annualized.

TOUCHSTONE FOCUSED EQUITY FUND -- CLASS Y (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                          PERIOD
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment income                                                                         0.04
Net realized and unrealized gains (losses) on investments                                     0.92
                                                                                  -----------------------
Total from investment operations                                                              0.96
                                                                                  -----------------------
Net asset value at end of period                                                     $       10.96
                                                                                  =======================
Total return                                                                                  9.60% (B)
                                                                                  =======================
Net assets at end of period (000s)                                                   $         201
                                                                                  =======================
Ratio of net expenses to average net assets                                                   0.95% (C)
Ratio of gross expenses to average net assets                                                 4.62% (C)
Ratio of net investment income to average net assets                                          0.81% (C)
Portfolio turnover rate                                                                        101% (B)

TOUCHSTONE FOCUSED EQUITY FUND -- INSTITUTIONAL CLASS (A)

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                          PERIOD
                                                                                          ENDED
                                                                                       SEPTEMBER 30,
                                                                                           2010
                                                                                  -----------------------
Net asset value at beginning of period                                               $       10.00
                                                                                  -----------------------
Income (loss) from investment operations:
Net investment income                                                                         0.17
Net realized and unrealized gains (losses) on investments                                     0.80
                                                                                  -----------------------
Total from investment operations                                                              0.97
                                                                                  -----------------------
Net asset value at end of period                                                     $       10.97
                                                                                  =======================
Total return                                                                                  9.70% (B)
                                                                                  =======================
Net assets at end of period (000s)                                                   $         768
                                                                                  =======================
Ratio of net expenses to average net assets                                                   0.80% (C)
Ratio of gross expenses to average net assets                                                 3.66% (C)
Ratio of net investment income to average net assets                                          0.99% (C)
Portfolio turnover rate                                                                        101% (B)

(A) Represents the period from commencement of operations (December 31, 2009) through September 30, 2010.

(B) Not annualized.

(C) Annualized.

TOUCHSTONE INVESTMENTS*

DISTRIBUTOR
Touchstone Securities, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH  45202-4203
1.800.638.8194
www.TouchstoneInvestments.com

INVESTMENT ADVISOR
Touchstone Advisors, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203

TRANSFER AGENT
JPMorgan Chase Bank, N.A.
303 Broadway, Suite 900
Cincinnati, OH 45202-4203

SHAREHOLDER SERVICES
1.800.543.0407

*A Member of Western & Southern Financial Group

The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group:
Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select.

[LOGO TOUCHSTONE INVESTMENTS(R)]

303 Broadway, Suite 1100
Cincinnati, OH 45202-4203

Go paperless, sign up today at:
www.TouchstoneInvestments.com/home

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed information about the Funds and is legally a part of this Prospectus.

ANNUAL/SEMIANNUAL REPORTS ("FINANCIAL REPORTS"): The Funds' Financial Reports provide additional information about the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Funds by contacting your financial advisor or by contacting Touchstone Investments at 1.800.543.0407. The SAI and Financial Reports are also available on the Touchstone Investments website at: www.TouchstoneInvestments.com/home/formslit/

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information about the operation of the Public Reference Room by calling the SEC at 1.202.551.8090.

Reports and other information about the Funds are available on the EDGAR database of the SEC's internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520 or by sending an e-mail request to: publicinfo@sec.gov.


Investment Company Act file no. 811-08104                      TSF-56Q-TFGT-1101

                                                                JANUARY 28, 2011


PROSPECTUS

TOUCHSTONE FUNDS GROUP TRUST


                                                                    CLASS A     CLASS C     CLASS Y     CLASS Z      INSTITUTIONAL
Touchstone Healthcare and Biotechnology Fund                         THBCX       THBFX        - -         - -             - -
Touchstone Mid Cap Fund                                              TMAPX       TMCJX       TMCPX       TMCTX            - -
Touchstone Premium Yield Equity Fund                                 TPYAX       TPYCX       TPYYX        - -             - -
Touchstone Sands Capital Select Growth Fund                          TSNAX       TSNCX       CFSIX       PTSGX            - -
Touchstone Short Duration Fixed Income Fund                           - -         - -        TSDYX       TSDGX            - -
Touchstone Intermediate Fixed Income Fund                             - -         - -         - -         - -            TCFIX
Touchstone Small Cap Value Fund                                      TVOAX       TVOCX       TVOYX       TSVOX           TVOIX
Touchstone Ultra Short Duration Fixed Income Fund                     - -         - -         - -        TSDOX            - -



The Securities and Exchange Commission has not approved the Funds' shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS                                                           PAGE


HEALTHCARE AND BIOTECHNOLOGY FUND SUMMARY....................................
MID CAP FUND SUMMARY.........................................................
PREMIUM YIELD EQUITY FUND SUMMARY............................................
SANDS CAPITAL SELECT GROWTH FUND SUMMARY.....................................
SHORT DURATION FIXED INCOME FUND SUMMARY.....................................
INTERMEDIATE FIXED INCOME FUND SUMMARY.......................................
SMALL CAP VALUE FUND SUMMARY.................................................
ULTRA SHORT DURATION FIXED INCOME FUND SUMMARY...............................
INVESTMENT STRATEGIES AND RISKS..............................................
THE FUNDS' MANAGEMENT........................................................
CHOOSING A CLASS OF SHARES...................................................
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS..........................
INVESTING WITH TOUCHSTONE....................................................
DISTRIBUTIONS AND TAXES......................................................
FINANCIAL HIGHLIGHTS.........................................................

TOUCHSTONE HEALTHCARE AND BIOTECHNOLOGY FUND SUMMARY

THE FUND'S INVESTMENT GOAL

The Touchstone Healthcare and Biotechnology Fund seeks long-term capital appreciation.

THE FUND'S FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the section entitled "Purchase and Redemption of Shares" in the Fund's Statement of Additional Information.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                          Class A       Class C
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
    Purchases (as a percentage of offering price)          5.75%         None
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)             None          1.00%
Wire Redemption Fee                                      Up to $15     Up to $15
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
--------------------------------------------------------------------------------
Management Fees                                            1.00%         1.00%
Distribution and/or Service (12b-1) Fees                   0.25%         1.00%
Other Expenses                                             0.88%         1.22%
Total Annual Fund Operating Expenses                       2.13%         3.22%
Fee Waiver and/or Expense Reimbursement(1)                 0.58%         0.92%
Total Annual Fund Operating Expenses After Fee Waiver
    and/or Expense Reimbursement                           1.55%         2.30%
--------------------------------------------------------------------------------

(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.55% and 2.30% for Class A shares and Class C shares, respectively. This expense limitation will remain in effect until at least January 27, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.


EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                     Assuming No
                             Assuming Redemption at End of Period    Redemption
                                   Class A          Class C            Class C
1 Year                              $724             $336               $233
3 Years                             $1,151           $906               $906
5 Years                             $1,603           $1,604             $1,604
10 Years                            $2,852           $3,459             $3,459
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 180% of the average value of its portfolio.


THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Healthcare and Biotechnology Fund invests, under normal market conditions, at least 80% of its assets in common stocks of healthcare and biotechnology companies that are traded in the U.S. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

The Fund concentrates its investments in the healthcare and biotechnology industries. Healthcare companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of healthcare facilities, and the companies that support the production, manufacturing, sale and/or distribution of medicines, medical supplies, medical services and other healthcare-related products and services. Biotechnology companies are those that engage in the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and technological advances in biotechnology; or provide processes or services instead of, or in addition to, products. To determine whether a potential investment is doing business in the healthcare or biotechnology sectors, the sub-advisor, Turner Investment Partners, Inc. ("TIP"), generally considers whether (i) the company earns at least 50% of its gross income from the healthcare or biotechnology sectors; (ii) at least 50% of its assets are devoted to producing revenues from the healthcare or biotechnology sectors; or (iii) the company is listed within the Healthcare Company sector universe maintained by Frank Russell & Co.

While the Fund typically invests in the common stocks of medium to large capitalization companies, it may invest in companies of any size in seeking to achieve its investment goal. These securities may be traded over the counter or listed on an exchange. It is not expected that the Fund will own a substantial amount of securities that pay dividends.


TIP pursues a bottom-up approach that emphasizes fundamental research analysis to find growth companies that it believes have superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. TIP generally considers selling a security when it detects a deterioration in the company's earnings potential or when other opportunities appear more attractive.


The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company. The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.

THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

Since the Fund's investments are concentrated in the healthcare and biotechnology industries, they are subject to the risk that these industries will underperform the broader market, as well as the risk that issuers in these industries will be impacted by market conditions, legislative or regulatory changes, or competition. The competitive pressures of advancing technology and the number of companies and product offerings that continue to expand could cause healthcare and biotechnology companies to become increasingly sensitive to short product cycles and aggressive pricing. Furthermore, the types of products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a company's market value and/or share price.

The smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. Many biotechnology companies are relatively small and have thinly traded equity securities, may not yet offer products or offer a simple product and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. Furthermore, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies.

The Fund invests in companies that TIP believes have strong earnings growth potential. TIP's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the security selection process.


Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund's performance and may generate more taxable short-term gains for shareholders.


The Fund is non-diversified, which means that it may invest a greater percentage of its assets than other diversified mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of focused equity investing, and who seek exposure to the healthcare and biotechnology industries. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years, and since inception compare with the S&P 500 Healthcare Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

HEALTHCARE AND BIOTECHNOLOGY FUND - CLASS A TOTAL RETURN AS OF DECEMBER 31


                                   [BAR CHART]

 -19.98%   38.09%   12.52%   12.75%    0.21%   25.51%   -30.44%   11.05%   7.24%
 -------   ------   ------   ------   ------   ------   -------   ------  ------
  2002      2003     2004     2005     2006     2007     2008      2009    2010

Best Quarter:   2nd Quarter 2003 +12.52%
Worst Quarter:  4th Quarter 2008 -20.26%

For information on the prior history of the Fund, please see the section titled "The Trust" in the Fund's Statement of Additional Information.


After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns. The Class C inception date is November 20, 2006. The Class C shares performance was calculated using the historical performance of the Class A shares for the period from February 28, 2001 to November 20, 2006. Performance for this period has been restated to reflect the impact of Class C shares fees and expenses.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2010

                                                                                    Since Inception
                                                  1 Year              5 Years          (2-28-01)
HEALTHCARE AND BIOTECHNOLOGY FUND
-----------------------------------------------------------------------------------------------------
CLASS A RETURNS
Return Before Taxes                                 1.04%             -0.36%             5.35%
Return After Taxes on Distributions                 1.01%             -0.91%             4.91%
Return After Taxes on Distributions and
    Sale of Fund Shares                             0.72%             -0.38%             4.59%
CLASS C RETURN                                      6.43%              0.08%             0.20%
S & P 500 HEALTHCARE INDEX                          2.90%              1.84%            -1.05%
(reflects no deductions for fees, expenses or taxes)
-----------------------------------------------------------------------------------------------------

INVESTMENT ADVISOR                             INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.                      Turner Investment Partners, Inc.

PORTFOLIO MANAGER(S)

Heather F. McMeekin                            Vijay Shankaran, MD, PhD
Portfolio Manager/Global Security Analyst      Portfolio Manager/Global Security Analyst
Managing the Fund since 2001                   Managing the Fund since 2007

Frank L. Sustersic, CFA
Senior Portfolio Manager/Global Security Analyst
Managing the Fund since 2001


BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
-------------------------------
                                                       Initial      Additional
                                                     Investment     Investment
--------------------------------------------------------------------------------
Regular Account                                       $  2,500        $   50
Retirement Account or Custodial Account under
   the Uniform Gifts/Transfers to Minors Act          $  1,000        $   50
Investments through the Automatic Investment Plan     $    100        $   50
--------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. You may purchase and sell shares of the Fund directly from Touchstone Securities, Inc. or through your financial advisor. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

TOUCHSTONE MID CAP FUND SUMMARY


THE FUND'S INVESTMENT GOAL

The Touchstone Mid Cap Fund seeks long-term capital growth.

THE FUND'S FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the section entitled "Purchase and Redemption of Shares" in the Fund's Statement of Additional Information.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                    Class A      Class C       Class Y       Class Z
--------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
    Purchases (as a percentage of offering price)    5.75%        None          None          None
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)       None         1.00%         None          None
Wire Redemption Fee                                  Up to $15    Up to $15     None          Up to $15
--------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------------------------------
Management Fees                                      0.80%        0.80%         0.80%         0.80%
Distribution and/or Service (12b-1) Fees             0.25%        1.00%         None          None
Other Expenses                                       1.79%        2.77%         0.27%         1.09%
    Shareholder Service Fees                         0.00%        0.00%         0.00%         0.25%
Total Annual Fund Operating Expenses                 2.84%        4.57%         1.07%         2.14%
Fee Waiver and/or Expense Reimbursement(1)           1.63%        2.61%         0.11%         0.93%
Total Annual Fund Operating Expenses After Fee
    Waiver and/or Expense Reimbursement(2)           1.21%        1.96%         0.96%         1.21%
--------------------------------------------------------------------------------------------------------

(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.21%, 1.96%, 0.96% and 1.21% for Class A shares, Class C shares, Class Y shares and Class Z shares, respectively. This expense limitation will remain in effect until at least January 27, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.

(2) Expenses shown above have been restated to reflect a change in the Fund's contractual fee waiver and will differ from the expenses reflected in the Fund's Annual Report for the fiscal year ended September 30, 2010.


EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                   Assuming No
                         Assuming Redemption at End of Period      Redemption
                        Class A   Class C   Class Y    Class Z       Class C
1 Year                   $691      $302      $98        $123          $199
3 Years                  $1,259    $1,145    $329       $580          $1,145
5 Years                  $1,851    $2,099    $579       $1,064        $2,099
10 Years                 $3,448    $4,520    $1,296     $2,399        $4,520
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 132% of the average value of its portfolio.


THE FUND'S PRINCIPAL INVESTMENT STRATEGIES


The Touchstone Mid Cap Fund invests, under normal market conditions, at least 80% of its assets in common stocks of medium capitalization U.S. listed companies that the sub-advisor, Turner Investment Partners, Inc. ("TIP"), believes have the potential for long-term growth and that are attractively priced. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, a medium capitalization company is one that has a market capitalization found within the Russell Midcap Index (between $1.3 billion and $14.1 billion at the time of its most recent reconstitution on May 31, 2010) at the time of purchase. The size of the companies in the Russell Midcap Index will change with market conditions.


The Fund invests in securities of companies operating in a broad range of industries based primarily on a fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. TIP looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that TIP believes can generate and sustain long-term growth. TIP employs a quantitative approach to determine whether a company's share price reflects its perceived value. A security will be sold if TIP believes it has reached its full valuation, the security experiences an unexpected deterioration in fundamentals, to adhere to investment guidelines or risk parameters or if TIP believes another security has a greater risk/reward profile. The Fund may engage in frequent and active trading of securities as part of its principal investment strategy.

THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock on the company's assets in the event of liquidation.

The Fund is subject to the risk that small and medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the medium and smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small companies may have more limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium and small cap company stocks may be more volatile than stocks of larger companies. In addition, companies with market capitalizations that fall at the lower extreme of the Russell Midcap Index's capitalization range generally are not as broadly traded as those of companies with larger capitalizations, and they are often subject to wider and more abrupt fluctuations in market price. Additional reasons for the greater price fluctuations of these securities include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions.


Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund's performance and may generate more taxable short-term gains for shareholders.

This Fund should only be purchased by investors seeking long-term capital growth who can withstand the share price volatility of mid cap investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.


THE FUND'S PERFORMANCE


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years and since inception compare with the Russell Midcap Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

MID CAP FUND - CLASS Y TOTAL RETURNS AS OF DECEMBER 31


                                   [BAR CHART]

         21.77%   19.88%   12.52%    8.87%   -42.01%   17.02%  23.04%
         ------   ------   ------   ------   -------   ------  ------
          2004     2005     2006     2007     2008      2009    2010



Best Quarter:   3rd Quarter 2009 +19.68%
Worst Quarter:  4th Quarter 2008 -23.34%

For information on the prior history of the Fund, please see the section titled "The Trust" in the Fund's Statement of Additional Information.

After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class Y shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class Y after-tax returns. The Class A shares and Class C shares inception date is May 14, 2007 and the Class Z shares inception date is April 24, 2006. Class A shares and Class C shares performance was calculated using the historical performance of Class Y shares for the period from January 2, 2003 to May 14, 2007 and Class Z shares performance was calculated using the historical performance of Class Y shares for the period from January 2, 2003 to April 24, 2006. Performance for these periods has been restated to reflect the impact of the Class A, Class C and Class Z fees and expenses, as applicable.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2010

                                                                                          Since Inception
                                                             1 Year         5 Years          (1-2-03)
MID CAP FUND
---------------------------------------------------------------------------------------------------------
CLASS Y RETURNS
Return Before Taxes                                          23.04%          0.45%             9.68%
Return After Taxes on Distributions                          22.99%          0.29%             8.26%
Return After Taxes on Distributions and
    Sale of Fund Shares                                      15.03%          0.33%             7.77%
CLASS A RETURN                                               16.03%         -0.86%            -7.40%
CLASS C RETURN                                               21.72%         -0.24%            -6.34%
CLASS Z RETURN                                               22.68%          0.18%            -2.90%
RUSSELL MIDCAP INDEX                                         25.48%          4.66%            11.47%
(reflects no deductions for fees, expenses or taxes)
---------------------------------------------------------------------------------------------------------


INVESTMENT ADVISOR                          INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.                   Turner Investment Partners, Inc.

PORTFOLIO MANAGER(S)

Thomas J. DiBella, CFA, CPA
Chief Investment Officer - Core/Value Equities
Managing the Fund since 2003

Steven L. Gold, CFA
Senior Portfolio Manager/Security Analyst
Managing the Fund since 2004

Joseph Krocheski, CFA
Security Analyst/Portfolio Manager
Managing the Fund since 2008

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
-------------------------------

                                                          CLASS A, CLASS C AND CLASS Z             CLASS Y
                                                            Initial        Additional        Initial     Additional
                                                           Investment      Investment      Investment    Investment
-------------------------------------------------------------------------------------------------------------------
Regular Account                                           $     2,500       $     50         $2,500         None
Retirement Account or Custodial Account under
    the Uniform Gifts/Transfers to Minors Act             $     1,000       $     50           None         None
Investments through the Automatic Investment Plan         $       100       $     50           None         None
-------------------------------------------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution. Class Z shares are available only through a financial intermediary or financial institutions such as retirement plans, fee based platforms and brokerage accounts. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

TOUCHSTONE PREMIUM YIELD EQUITY FUND SUMMARY


THE FUND'S INVESTMENT GOAL

The Touchstone Premium Yield Equity Fund seeks long-term growth of capital and high current income.

THE FUND'S FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the section entitled "Purchase and Redemption of Shares" in the Fund's Statement of Additional Information.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                  Class A     Class C    Class Y
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
    Purchases (as a percentage of offering price)  5.75%      None        None
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)     None       1.00%       None
Wire Redemption Fee                                Up to $15  Up to $15   None
--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
--------------------------------------------------------------------------------
Management Fees                                    0.70%      0.70%       0.70%
Distribution and/or Service (12b-1) Fees           0.25%      1.00%       None
Other Expenses                                     0.45%      0.53%       0.83%
Total Annual Fund Operating Expenses               1.40%      2.23%       1.53%
Fee Waiver and/or Expense Reimbursement(1)         0.20%      0.28%       0.58%
Total Annual Fund Operating Expenses After Fee
    Waiver and/or Expense Reimbursement            1.20%      1.95%       0.95%
--------------------------------------------------------------------------------

(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.20%, 1.95% and 0.95% for Class A shares, Class C shares and Class Y shares, respectively. This expense limitation will remain in effect until at least January 27, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.


EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                     Assuming No
                         Assuming Redemption at End of Period        Redemption
                         Class A        Class C       Class Y          Class C
1 Year                    $690           $301          $97              $198
3 Years                   $974           $670          $426             $670
5 Years                   $1,279         $1,169        $779             $1,169
10 Years                  $2,142         $2,543        $1,774           $2,543
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 29% of the average value of its portfolio.


THE FUND'S PRINCIPAL INVESTMENT STRATEGIES


The Touchstone Premium Yield Equity Fund invests, under normal market conditions, at least 80% of its assets in equity securities without regard to market capitalization. This is a non-fundamental policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, equity securities include common stock, preferred stock, convertible bonds and warrants. The Fund focuses on dividend-paying equity securities of U.S. companies and foreign companies that the sub-advisor, Miller/Howard Investments Inc. ("Miller/Howard"), believes possess attractive long-term return potential primarily due to lower than average valuations and an improving business outlook. The Fund may invest up to 40% of its assets in both sponsored and unsponsored ADRs and other foreign receipts, including emerging market securities.


Miller/Howard's investment process begins with quantitative screens that seek to identify stocks with above-average dividend yield plus a consistent history of dividend growth that offer high financial strength and solid appreciation potential. Miller/Howard also employs certain social and environmental screens. The portfolio management team generates a focus list of stocks through a combination of additional screens and fundamental research. Preference is given to companies with monopoly-like characteristics and recurring revenues, which may be attained through proprietary goods and services, strategic geographic positioning, and/or market dominance. Attention to diversification across economic sectors is also emphasized. An attempt is made to find stocks that are supported by Miller/Howard's general view of the economy and its sectors, though bottom-up stock selection is of primary importance.

Potential investments are thoroughly researched and analyzed. This includes evaluation of the dividend payment stream, discussions with company management, a comprehensive Socially Responsible Investing ("SRI") profile and assessments of the financial strength of the company. Stocks from all sectors of the market are considered for inclusion in the portfolio in an effort to provide diversification. Finally, technical analysis is used to attempt to identify optimal times for purchases and sales.

THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.


Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term growth of capital, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.


Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock's price when interest rates decline.

Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Real estate investment trusts ("REITs") are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increases in property taxes, operating expenses, rising interest rates or competition, overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.



The Fund is subject to the risk that small and medium capitalization value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies.

Foreign receipts, which include American Depositary Receipts ("ADRs"), are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security. ADRs are subject to many of the same risks associated with foreign securities.

Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

This Fund should only be purchased by investors seeking long-term growth of capital and high current income who can withstand the share price volatility of equity investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.


THE FUND'S PERFORMANCE


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year and since inception compare with the Russell 3000 Value Index and the Dow Jones US Select Dividend Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

PREMIUM YIELD EQUITY FUND - CLASS A TOTAL RETURN AS OF DECEMBER 31


                                   [BAR CHART]

                          -41.38%    19.12%    10.59%
                          -------    ------    ------
                           2008       2009      2010

Best Quarter:   3rd Quarter 2009 13.77%
Worst Quarter:  4th Quarter 2008 -25.99%


After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns. The Class Y shares inception date is August 12, 2008. The Class Y shares performance was calculated using the historical performance of the Class A shares for the period from December 3, 2007 to August 12, 2008.

When the "Return After Taxes on Distributions and Sale of Fund Shares" is greater than the "Return Before Taxes," it is because of realized losses. If a capital loss occurs upon the redemption of the Fund's shares, the capital loss is recorded as a tax benefit, which increases the return and translates into an assumed tax deduction that benefits the shareholder.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2010
                                                                 Since Inception
                                                       1 Year      (12-3-07)
PREMIUM YIELD EQUITY FUND
--------------------------------------------------------------------------------
CLASS A RETURNS
Return Before Taxes                                     4.20%       -10.07%
Return After Taxes on Distributions                     3.70%       -10.68%
Return After Taxes on Distributions and
    Sale of Fund Shares                                 3.31%        -8.54%
CLASS C RETURN                                          9.82%        -8.97%
CLASS Y RETURN                                         10.87%        -4.39%
RUSSELL 3000 VALUE INDEX                               16.23%        -4.11%
(reflects no deductions for fees, expenses or taxes)
DOW JONES US SELECT DIVIDEND INDEX                     18.32%        -4.10%
(reflects no deductions for fees, expenses or taxes)
--------------------------------------------------------------------------------

INVESTMENT ADVISOR                          INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.                   Miller/Howard Investments Inc.

PORTFOLIO MANAGER(S)

Lowell G. Miller
Founder, President, Chief Investment Officer and Director of Research Managing the Fund since 2008

John E. Leslie III, CFA
Research Analyst and Portfolio Manager
Managing the Fund since 2008

Bryan J. Spratt, CFA
Research Analyst and Portfolio Manager
Managing the Fund since 2008

Roger G. Young, CFA
Research Analyst and Portfolio Manager
Managing the Fund since 2009

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
-------------------------------

                                                              CLASS A AND CLASS C                  CLASS Y
                                                           Initial         Additional       Initial      Additional
                                                          Investment       Investment      Investment    Investment
-------------------------------------------------------------------------------------------------------------------
Regular Account                                           $    2,500       $      50         $2,500        None
Retirement Account or Custodial Account under
    the Uniform Gifts/Transfers to Minors Act             $    1,000       $      50         None          None
Investments through the Automatic Investment Plan         $      100       $      50         None          None
-------------------------------------------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. You may purchase and sell Class Y shares only through your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

TOUCHSTONE SANDS CAPITAL SELECT GROWTH FUND SUMMARY


THE FUND'S INVESTMENT GOAL

The Touchstone Sands Capital Select Growth Fund seeks long-term capital appreciation.

THE FUND'S FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the section entitled "Purchase and Redemption of Shares" in the Fund's Statement of Additional Information.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                          Class A         Class C         Class Z        Class Y
------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
   Purchases (as a percentage of offering price)           5.75%           None            None           None
Maximum Deferred Sales Charge
   (as a percentage of original purchase price
   or the amount redeemed, whichever is less)              None            1.00%           None           None
Wire Redemption Fee                                        Up to $15       Up to $15       Up to $15      None
------------------------------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE
OF THE VALUE OF YOUR INVESTMENT)
------------------------------------------------------------------------------------------------------------------
Management Fees(1)                                         0.97%           0.97%           0.97%          0.97%
Distribution and/or Service (12b-1) Fees                   0.25%           1.00%           None           None
Other Expenses(2,3)                                        0.31%           0.31%           0.31%          0.31%
   Shareholder Service Fees                                0.00%           0.00%           0.25%          0.00%
Total Annual Fund Operating Expenses                       1.53%           2.28%           1.53%          1.28%
Fee Waiver and/or Expense Reimbursement                    0.06%           0.06%           0.06%          0.06%
Total Annual Fund Operating Expenses After Fee Waiver
   and/or Expense Reimbursement                            1.47%           2.22%           1.47%          1.22%
------------------------------------------------------------------------------------------------------------------

(1) The advisory fee is subject to adjustment, up or down, based on the Fund's performance relative to the performance of the Russell 1000 Growth Index (the "Benchmark Index"), and this fee may range from 0.55% to 1 .00% depending on the Fund's performance and assets. See "The Funds' Management" section of the Fund's prospectus for additional information.

(2) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit other expenses to 0.25% for each Class of shares. This expense limitation will remain in effect until at least January 27, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.


(3) "Other Expenses" for Class A shares and Class C shares are based on estimated amounts for the current fiscal year.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                     Assuming No
                         Assuming Redemption at End of Period        Redemption
                     Class A     Class C      Class Z     Class Y      Class C
1 Year                $716        $328         $150        $124         $225
3 Years               $1,025      $707         $477        $400         $707
5 Years               $1,356      $1,215       $829        $696         $1,215
10 Years              $2,289      $2,611       $1,818      $1,540       $2,611
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 27% of the average value of its portfolio.


THE FUND'S PRINCIPAL INVESTMENT STRATEGIES


The Touchstone Sands Capital Select Growth Fund invests, under normal market conditions, at least 80% of its assets in common stocks of U.S. companies that the sub-advisor, Sands Capital Management, LLC ("Sands Capital"), believes have above-average potential for revenue or earnings growth. This is a non-fundamental investment policy that the Fund can change upon 60 days' prior notice to shareholders. The Fund emphasizes investments in large capitalization growth companies. The weighted average market capitalization of these companies is generally in excess of $25 billion, and the Fund generally does not invest in companies that have a market capitalization of less than $2 billion. The Fund will typically own between 25 and 30 stocks.


The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company. Sands Capital generally seeks to invest in stocks with sustainable above average earnings growth, and with capital appreciation potential. In addition, Sands Capital looks for companies that have a significant competitive advantage, a leadership position or proprietary niche, a clear mission in an understandable business, financial strength and that are valued rationally in relation to comparable companies, the market, and the business prospects for that particular company. Sands Capital generally considers selling a security when it no longer meets the investment criteria or when the issues causing such problems are not solvable within an acceptable time frame.

THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may suffer a decline in value in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of liquidation.

The Fund is subject to the risk that its primary market segment, investments in growing companies that have market capitalizations in excess of $2 billion, may underperform other market segments or the equity markets as a whole. A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends.


Under certain market conditions, the Fund may invest in small and medium capitalization companies. These companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, these stocks may be more volatile than stocks of larger companies.

The Fund is non-diversified, which means that it may invest a greater percentage of its assets than other diversified mutual funds in the securities of a limited number of issuers. The use of a non-diversified investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.


This Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of concentrated, growth stock investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.


THE FUND'S PERFORMANCE


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years and 10 years compare with the Russell 1000 Growth Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

SANDS CAPITAL SELECT GROWTH FUND - CLASS Z TOTAL RETURN AS OF DECEMBER 31


                                   [BAR CHART]

-15.20%  -28.13%  36.99%  19.00%  9.63%  -6.50%  18.53%  -49.08%  70.58%  25.13%
-------  -------  ------  ------ ------  ------  ------  -------  ------  ------
  2001     2002    2003    2004   2005    2006    2007    2008     2009    2010

Best Quarter:   4th Quarter 2001 +28.63%
Worst Quarter:  4th Quarter 2008 -30.93%

For information on the prior history of the Fund, please see the section titled "The Trust" in the Fund's Statement of Additional Information.

After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class Z shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class Z after-tax returns. The Class A shares and the Class C shares inception date is November 15, 2010. The Class A shares and the Class C shares would have had substantially similar annual returns because the shares are invested in the same portfolio. Annual returns would differ only to the extent that the Classes have different expenses. The Class Y shares inception date is August 27, 2004. The Class Y shares performance was calculated using the historical performance of the Class Z shares for the period from August 11, 2000 to August 27, 2004.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2010

                                             1 Year      5 Years       10 Years
SANDS CAPITAL SELECT GROWTH FUND
--------------------------------------------------------------------------------
CLASS Z RETURNS
Return Before Taxes                          25.13%       3.79%          2.75%
Return After Taxes on Distributions          25.13%       3.79%          2.75%
Return After Taxes on Distributions and
   Sale of Fund Shares                       16.33%       3.26%          2.38%
CLASS Y RETURN                               25.40%       4.05%          2.92%
RUSSELL 1000 GROWTH INDEX                    16.71%       3.75%          0.02%
(reflects no deductions for fees, expenses or taxes)
--------------------------------------------------------------------------------


INVESTMENT ADVISOR                              INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.                       Sands Capital Management, LLC

PORTFOLIO MANAGER(S)

Frank M. Sands, Jr., CFA
Chief Investment Officer and Chief Executive Officer
Managing the Fund since 2000

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
-------------------------------

                                                            CLASS A, CLASS C AND CLASS Z          CLASS Y
                                                        Initial      Additional     Initial      Additional
                                                       Investment    Investment    Investment    Investment
------------------------------------------------------------------------------------------------------------
Regular Account                                        $   2,500      $    50       $  2,500        None
------------------------------------------------------------------------------------------------------------
Retirement Account or Custodial Account under
   the Uniform Gifts/Transfers to Minors Act           $   1,000      $    50       None            None
------------------------------------------------------------------------------------------------------------
Investments through the Automatic Investment Plan      $     100      $    50       None            None
------------------------------------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution. Class Z shares are available only through a financial intermediary or financial institutions such as retirement plans, fee based platforms and brokerage accounts. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

TOUCHSTONE SHORT DURATION FIXED INCOME FUND SUMMARY


THE FUND'S INVESTMENT GOAL

The Touchstone Short Duration Fixed Income Fund seeks maximum total return consistent with the preservation of capital.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                     Class Y         Class Z
--------------------------------------------------------------------------------
Wire Redemption Fee                                   None           Up to $15
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
--------------------------------------------------------------------------------
Management Fees                                       0.25%          0.25%
Distribution and/or Service (12b-1) Fees              None           None
Other Expenses                                        3.73%          0.54%
    Shareholder Service Fees                          0.00%          0.25%
Total Annual Fund Operating Expenses                  3.98%          1.04%
Fee Waiver and/or Expense Reimbursement(1)            3.49%          0.30%
Total Annual Fund Operating Expenses After Fee
    Waiver and/or Expense Reimbursement               0.49%          0.74%
--------------------------------------------------------------------------------

(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.49% and 0.74% for Class Y shares and Class Z shares, respectively. This expense limitation will remain in effect until at least January 27, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.


EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                     Class Y        Class Z
1 Year                                                $50            $76
3 Years                                               $891           $301
5 Years                                               $1,748         $545
10 Years                                              $3,970         $1,244
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES


The Fund invests, under normal market conditions, at least 80% of its assets in fixed income securities. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund invests in a diversified portfolio of securities of different maturities including U.S. Treasury securities, U.S. government agency securities, securities of U.S. government-sponsored enterprises, corporate bonds, mortgage-backed securities, and asset-backed securities and repurchase agreements. Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Asset-backed securities are fixed income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. The Fund invests only in investment grade debt securities and does not invest in non-investment grade (e.g. "high yield") securities. Investment grade debt securities are those having a rating of BBB-/Baa3 or higher from a major rating agency or, if a rating is not available, deemed to be of comparable quality by the sub-advisor, Longfellow Investment Management Co. ("Longfellow").


In selecting investments for the Fund, the sub-advisor, Longfellow, chooses fixed income securities that it believes are attractively priced relative to the market or to similar instruments. While the Fund may invest in securities of any maturity, Longfellow seeks to maintain an effective duration for the Fund between one and three years under normal market conditions. A sector or security holding may be reduced if it becomes overvalued or if there is a change in the underlying fundamentals. Longfellow may sell a security if another security is more attractive.

THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.


The principal risks of investing in this Fund are related to changes in the values of the securities as interest rates change, credit risk (issuers will not make the interest or principal payments when they are due), prepayment risk (issuers may prepay principal earlier than scheduled at a time when interest rates are lower), and risks of political, social and economic developments. As interest rates rise, the value of fixed income securities the Fund owns is likely to decrease. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Longer-term securities are generally more volatile than shorter-term securities, so the average maturity or duration of these securities affects risk. When markets are volatile, the Fund may not be able to buy or sell securities at favorable prices and the Fund may lose money.

Lower rated securities are often more volatile than higher rated securities. Investment grade debt securities may be downgraded by a Nationally Recognized Statistical Rating Organization ("NRSRO") to below investment grade status (as defined above), which would increase the risk of holding these securities. Ratings represent the NRSRO's opinion regarding the quality of the security and are not a guarantee of quality. NRSROs may fail to make timely credit ratings in response to subsequent events. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Because of its focus on short duration securities, the Fund may underperform other segments of the fixed income market or the fixed income markets as a whole.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition, securities issued by agencies such as Fannie Mae and the Government National Mortgage Association ("GNMA") are supported only by the credit of the issuing agency and any associated collateral. Some government agencies may not be backed by the full faith and credit of the U.S. Government which may increase the risk of loss of investment.

Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.


Credit support for asset-backed securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Even with a credit enhancement by a third party, there is still risk of loss. There could be inadequate collateral or no collateral for asset-backed securities. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and, at times, the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities' effective maturities.


Under all repurchase agreements entered into by the Fund, the Fund's Custodian or its agent must take possession of the underlying collateral. However, if the counterparty defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate. Repurchase agreements are considered loans by the Fund.


This Fund should only be purchased by investors seeking maximum total return consistent with preservation of capital who can withstand a limited amount of share price volatility, and who seek exposure to fixed-income securities. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years and 10 years compare with the Barclays Capital 1-3 Year U.S. Treasury Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

SHORT DURATION FIXED INCOME FUND - CLASS Z TOTAL RETURN AS OF DECEMBER 31


                                   [BAR CHART]

 6.72%    5.19%    1.69%   2.14%  1.84%   4.40%   5.22%   3.19%   5.41%   2.71%
-------  -------  ------  ------ ------  ------  ------  ------  ------  ------
  2001     2002    2003    2004   2005    2006    2007    2008    2009    2010


Best Quarter:   3rd Quarter 2001 +2.95%
Worst Quarter:  2nd Quarter 2004 -0.75%


For information on the prior history of the Fund, please see the section titled "The Trust" in the Fund's Statement of Additional Information.


After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Class Y shares inception date is May 4, 2009. The Class Y shares performance was calculated using the historical performance of the Class A shares for the period from January 1, 2001 to May 4, 2009.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2010
                                                    1 Year    5 Years   10 Years
SHORT DURATION FIXED INCOME FUND
--------------------------------------------------------------------------------
CLASS Z RETURNS
Return Before Taxes                                  2.71%     4.18%      3.84%
Return After Taxes on Distributions                  1.57%     2.76%      2.42%
Return After Taxes on Distributions and
   Sale of Fund Shares                               1.75%     2.73%      2.43%
CLASS Y RETURN                                       2.96%     4.46%      4.10%
BARCLAYS CAPITAL 1-3 YEAR U.S. TREASURY INDEX        2.40%     4.19%      3.95%
(reflects no deductions for fees, expenses or taxes)
--------------------------------------------------------------------------------

INVESTMENT ADVISOR                          INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.                   Longfellow Investment Management Co.
PORTFOLIO MANAGER(S)


Barbara J. McKenna, CFA
Principal and Senior Investment Officer
Managing the Fund since 2009

David W. Seeley, CFA
Principal and Senior Investment Officer
Managing the Fund since 2009

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
-------------------------------

                                                              CLASS Z                          CLASS Y
                                                      Initial         Additional       Initial         Additional
                                                     Investment       Investment      Investment       Investment
-----------------------------------------------------------------------------------------------------------------
Regular Account                                     $     2,500       $      50       $    2,500       None
Retirement Account or Custodial Account under
   the Uniform Gifts/Transfers to Minors Act        $     1,000       $      50       None             None
Investments through the Automatic Investment Plan   $       100       $      50       None             None
-----------------------------------------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class Y shares are available only through your financial institution. Class Z shares are available only through a financial intermediary or financial institutions such as retirement plans, fee based platforms and brokerage accounts. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

TOUCHSTONE INTERMEDIATE FIXED INCOME FUND SUMMARY

THE FUND'S INVESTMENT GOAL

The Touchstone Intermediate Fixed Income Fund seeks high current income consistent with reasonable risk to capital.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                   Institutional
--------------------------------------------------------------------------------
Wire Redemption Fee                                                    None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
Management Fees                                                        0.40%
Distribution and/or Service (12b-1) Fees None Other Expenses           0.29%
Total Annual Fund Operating Expenses                                   0.69%
Fee Waiver and/or Expense Reimbursement(1)                             0.29%
Total Annual Fund Operating Expenses After Fee
    Waiver and/or Expense Reimbursement                                0.40%
--------------------------------------------------------------------------------

(1) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.40%. This expense limitation will remain in effect until at least January 27, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.


EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 Year                                                                  $41
3 Years                                                                 $192
5 Years                                                                 $355
10 Years                                                                $831
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 71% of the average value of its portfolio.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Intermediate Fixed Income Fund invests, under normal circumstances, at least 80% of its assets in fixed income securities of U.S issuers. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Fixed income securities consist of U.S. government obligations and other investment grade fixed income securities, including corporate debt obligations, mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities. Corporate debt obligations include corporate bonds, debentures, notes and other similar instruments. Investment grade fixed income securities include securities rated BBB- or higher by Standard & Poor's Corporation ("S&P") or Baa3 or higher by Moody's Investors Services, Inc. ("Moody's") or, if unrated by S&P or Moody's, determined by the sub-advisor, Milne LLC d/b/a JKMilne Asset Management ("JKMilne"), to be of comparable quality.

In selecting investments for the Fund, JKMilne chooses fixed income securities of issuers that it believes will offer attractive income and/or capital appreciation potential with a reasonable level of risk. JKMilne invests in fixed income obligations of different issuers (as described above), maturities and structures depending on its current assessment of the relative valuations of the sectors in which the Fund invests. In assessing the relative valuations of these sectors, JKMilne generally considers whether the securities included within a sector are selling at a discount to JKMilne's estimate of their intrinsic value.

The securities in which the Fund invests may pay interest at fixed rates, variable rates, or subject to reset terms. In addition, these securities may make principal payments that are fixed, variable or both. Under normal circumstances, the Fund's effective duration will typically be between two and five years. JKMilne generally sells a security when it reaches a target price, there is a change in the issuer's credit quality, or if its current assessment of the relative valuations of the sectors in which the Fund invests or markets as a whole make investments in other securities appear more attractive.

THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Regardless of the rating of a security, the Fund is subject to the risk that an issuer of the security will be unable or unwilling to make timely principal and/or interest payments.


Investment grade debt securities may be downgraded by a Nationally Recognized Statistical Rating Organization ("NRSRO") to below investment grade status, which would increase the risk of holding these securities. Ratings represent the NRSRO's opinion regarding the quality of the security and are not a guarantee of quality. NRSROs may fail to make timely credit ratings in response to subsequent events. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well.


Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, of a fixed income security that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed income security that will result from a 1% change in interest rates, and generally is stated in years. Because the Fund will typically be expected to have an effective duration between two and five years, the value of your investment in the Fund would be expected to fall by a corresponding percentage for every 1% increase in interest rates. Maturity, on the other hand, is the date on which a fixed income security becomes due for payment of principal.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition, securities issued by agencies such as the Federal National Mortgage Association ("Fannie Mae") are supported only by the credit of the issuing agency and any associated collateral. Some government agencies may not be backed by the full faith and credit of the U.S. Government which may increase the risk of loss of investment.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average duration of the Fund's mortgage-backed securities and, therefore, to fully assess the interest rate risk of the Fund. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

Asset-backed securities are fixed income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. Even with a credit enhancement by a third party, there is still risk of loss. There could be inadequate collateral or no collateral for asset-backed securities. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and, at times, the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities' effective durations.


This Fund should only be purchased by investors seeking high current income with reasonable risk to capital who can withstand share price volatility, and who want exposure to fixed income securities. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.

THE FUND'S PERFORMANCE


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years and 10 years compare with the Barclays Capital Intermediate U.S. Government/Credit Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

INTERMEDIATE FIXED INCOME FUND - INSTITUTIONAL SHARES TOTAL RETURN AS OF DECEMBER 31


                                   [BAR CHART]

 7.33%    10.28%   1.70%   3.78%  2.41%   3.19%   6.50%  -0.56%  -2.58%   5.79%
-------  -------  ------  ------ ------  ------  ------  ------  ------  ------
  2001     2002    2003    2004   2005    2006    2007    2008    2009    2010


Best Quarter:   4th Quarter 2008 +4.75%
Worst Quarter:  3rd Quarter 2008 -5.24%


For information on the prior history of the Fund, please see the section titled "The Trust" in the Fund's Statement of Additional Information.

After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.


AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2010

                                                    1 Year    5 Years   10 Years
INTERMEDIATE FIXED INCOME FUND
--------------------------------------------------------------------------------
INSTITUTIONAL SHARES RETURNS
Return Before Taxes                                  5.79%     2.41%      3.72%
Return After Taxes on Distributions                  4.76%     1.03%      2.08%
Return After Taxes on Distributions and
    Sale of Fund Shares                              3.76%     1.25%      2.24%
BARCLAYS CAPITAL INTERMEDIATE
    U.S. GOVERNMENT/CREDIT INDEX                     5.89%     5.53%      5.51%
(reflects no deductions for fees, expenses or taxes)
--------------------------------------------------------------------------------

INVESTMENT ADVISOR                    INVESTMENT SUB-ADVISOR


Touchstone Advisors, Inc.             Milne LLC d/b/a JKMilne Asset Management

PORTFOLIO MANAGER(S)

John K. Milne
Chief Executive Officer, Chief Investment Officer, and founder
Managing the Fund since 2009

Deborah S. Wingerson
Managing Director and Senior Portfolio Manager
Managing the Fund since 2009

Brian D. Borneman
Portfolio Manager
Managing the Fund since 2009


BUYING AND SELLING FUND SHARES


Minimum Investment Requirements
-------------------------------
                                                   INSTITUTIONAL SHARES
                                               Initial            Additional
                                              Investment          Investment
--------------------------------------------------------------------------------
Regular Account                               $  500,000             None
--------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Shares are available through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

TOUCHSTONE SMALL CAP VALUE FUND SUMMARY


THE FUND'S INVESTMENT GOAL


The Touchstone Small Cap Value Fund (formerly Touchstone Small Cap Value Opportunities Fund) seeks long-term capital growth.


THE FUND'S FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the section entitled "Purchase and Redemption of Shares" in the Fund's Statement of Additional Information.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                      Class A       Class C        Class Y     Institutional      Class Z
---------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on
   Purchases (as a percentage of offering price)      5.75%         None            None            None          None
Maximum Deferred Sales Charge
   (as a percentage of original purchase price
   or the amount redeemed, whichever is less)         None          1.00%           None            None          None
Wire Redemption Fee                                   Up to $15     Up to $15       None            None          Up to $15
---------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

---------------------------------------------------------------------------------------------------------------------------
Management Fees                                       0.95%         0.95%           0.95%           0.95%         0.95%
Distribution and/or Service (12b-1) Fees              0.25%         1.00 %          None            None          None
Other Expenses(1)                                     0.53%         0.53%           0.53%           0.53%         0.53%
    Shareholder Service Fees                          0.00%         0.00%           0.00%           0.00%         0.25%
Total Annual Fund Operating Expenses                  1.73%         2.48%           1.48%           1.48%         1.73%
Fee Waiver and/or Expense Reimbursement(2)            0.30%         0.30%           0.30%           0.45%         0.23%
Total Annual Fund Operating Expenses After Fee Waiver
    and/or Expense Reimbursement                      1.43%         2.18%           1.18%           1.03%         1.50%
---------------------------------------------------------------------------------------------------------------------------

(1) "Other Expenses" for all share classes except Class Z are based on estimated amounts for the current fiscal year.

(2) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 1.43%, 2.18%, 1.18%, 1.03% and 1.50% for Class A shares, Class C shares, Class Y shares, Institutional shares and Class Z shares, respectively. These expense limitations will remain in effect until at least January 27, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Fund's Management" in the Fund's prospectus for more information.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                     Assuming No
                    Assuming Redemption at End of Period             Redemption
          Class A    Class C    Class Y    Institutional    Class Z    Class C
1 Year     $712       $324       $120        $105            $153       $221
3 Years    $1,061     $744       $438        $424            $523       $744
5 Years    $1,433     $1,294     $779        $765            $917       $1,294
10 Years   $2,475     $2,793     $1,743      $1,730          $2,022     $2,793
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 158% of the average value of its portfolio.


THE FUND'S PRINCIPAL INVESTMENT STRATEGIES


The Touchstone Small Cap Value Fund invests, under normal market conditions, at least 80% of its assets in common stocks of companies with small market capitalizations that the sub-advisor, DePrince, Race & Zollo, Inc. ("DRZ"), believes have the potential for growth and that appear to be trading below their perceived value. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund, a small capitalization company has a market capitalization of no more than $2 billion at the time of initial purchase.

DRZ employs a multi-step, "bottom up" investment process. Initially, DRZ screens the investible universe for small market capitalization companies that pay a dividend. DRZ then applies various valuation multiples such as price-to-earnings, price-to-book and price-to-cash flow, to find companies that it believes are trading at the low end of their historical relative valuation levels. DRZ then conducts rigorous fundamental analysis to identify an imminent catalyst which it believes may lead to future price appreciation. DRZ establishes relative price targets for the remaining stocks that have identifiable catalysts. Finally, DRZ filters the results to choose stocks that it believes have the potential for growth and appear to be trading below their perceived value. DRZ considers selling a security when its yield falls below the acceptable limit, when the valuation is no longer attractive or the fundamentals of the company or sector deteriorate.

The Fund invests in securities of companies operating in a broad range of industries. Most of these companies are based in the U.S., but in some instances may be headquartered in or doing a substantial portion of their business overseas. The Fund will typically hold 65 to 80 securities. The Fund may engage in frequent and active trading of securities as a part of its principal investment strategy.


THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. The Fund's investment approach is intended to provide long-term capital growth, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.


The Fund is subject to the risk that small and medium capitalization value stocks may underperform other types of stocks or the equity markets as a whole. Moreover, the smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap company stocks may be more volatile than stocks of larger companies. In addition, micro-capitalization companies are substantially riskier than investments in larger, more established companies. The stocks of micro-capitalization companies are less stable in price and less liquid than the stocks of larger companies.


Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country. There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist. There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities.


Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund's performance and may generate more taxable short-term gains for shareholders

This Fund should only be purchased by investors seeking long-term capital growth who can withstand the share price volatility of small cap investing. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.


THE FUND'S PERFORMANCE


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years and since inception compare with the Russell 2000 Value Index and Russell 2000 Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

SMALL CAP VALUE FUND - CLASS Z TOTAL RETURN AS OF DECEMBER 31


                                   [BAR CHART]

     54.13%   23.73%    9.71%   12.71%   -1.20%   -34.16%   18.48%  25.82%
     ------   ------   ------   ------   ------   -------   ------  ------
      2003     2004     2005     2006     2007     2008      2009    2010

Best Quarter:   2nd Quarter 2003 +18.97%
Worst Quarter:  4th Quarter 2008 -24.10%

For information on the prior history of the Fund, please see the section titled "The Trust" in the Fund's Statement of Additional Information.


After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The Class A shares, the Class C shares, the Class Y shares and the Institutional shares inception date is March 1, 2011. The Class A shares, the Class C shares, the Class Y shares and the Institutional shares would have had substantially similar annual returns because the shares are invested in the same portfolio. Annual returns would differ only to the extent that the Classes have different expenses.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2010

                                                                                   Since Inception
                                                      1 Year          5 Years          (3-4-02)
SMALL CAP VALUE FUND
--------------------------------------------------------------------------------------------------
Return Before Taxes                                   25.82%          1.79%             9.55%
Return After Taxes on Distributions                   25.76%          1.28%             8.77%
Return After Taxes on Distributions and
   Sale of Fund Shares                                16.86%          1.40%             8.11%
RUSSELL 2000 VALUE INDEX                              24.50%          3.52%             7.54%
(reflects no deductions for fees, expenses or taxes)
RUSSELL 2000 INDEX                                    26.85%          4.47%             7.14%
(reflects no deductions for fees, expenses or taxes)
--------------------------------------------------------------------------------------------------


INVESTMENT ADVISOR                          INVESTMENT SUB-ADVISOR


Touchstone Advisors, Inc.                   DePrince, Race & Zollo, Inc.

PORTFOLIO MANAGER(S)


Gregory T. Ramsby
Partner and Portfolio Manager, Small-Cap and Micro-Cap Value
Managing the Fund since 2010


BUYING AND SELLING FUND SHARES


Minimum Investment Requirements
-------------------------------

                                                    CLASS A, CLASS C AND CLASS Z               CLASS Y
                                                      Initial        Additional        Initial         Additional
                                                     Investment      Investment       Investment       Investment
------------------------------------------------------------------------------------------------------------------
Regular Account                                      $    2,500      $       50       $    2,500       None
Retirement Account or Custodial Account under
    the Uniform Gifts/Transfers to Minors Act        $    1,000      $       50       None             None
Investments through the Automatic Investment Plan    $      100      $       50       None             None
------------------------------------------------------------------------------------------------------------------

                                                            INSTITUTIONAL
                                                      Initial         Additional
                                                     Investment       Investment
--------------------------------------------------------------------------------
Regular Account                                      $  500,000          None
--------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class A shares and Class C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution. Institutional shares are available through Touchstone Securities, Inc. or your financial institution. Class Z shares are available only through a financial intermediary or financial institutions such as retirement plans, fee based platforms and brokerage accounts. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.


TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

TOUCHSTONE ULTRA SHORT DURATION FIXED INCOME FUND SUMMARY


THE FUND'S INVESTMENT GOAL

The Touchstone Ultra Short Duration Fixed Income Fund seeks maximum total return consistent with the preservation of capital.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                        Class Z
--------------------------------------------------------------------------------
Wire Redemption Fee                                                    Up to $15
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
Management Fees                                                          0.25%
Distribution and/or Service (12b-1) Fees                                 None
Other Expenses                                                           0.31%
    Shareholder Service Fees                                             0.25%
Acquired Fund Fees and Expenses(1)                                       0.03%
Total Annual Fund Operating Expenses                                     0.84%
Fee Waiver and/or Expense Reimbursement(2)                               0.12%
Total Annual Fund Operating Expenses After Fee
    Waiver and/or Expense Reimbursement                                  0.72%
--------------------------------------------------------------------------------

(1) The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.69%. This expense limitation will remain in effect until at least January 27, 2012 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.


EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


1 Year                                                                   $74
3 Years                                                                  $256
5 Years                                                                  $454
10 Years                                                                 $1,026
--------------------------------------------------------------------------------

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 119% of the average value of its portfolio.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES


The Fund invests, under normal market conditions, at least 80% of its assets in fixed income securities. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund invests in a diversified portfolio of securities of different maturities including U.S. Treasury securities, U.S. government agency securities, securities of U.S. government-sponsored enterprises, corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and municipal bonds and repurchase agreements. The Fund invests only in investment grade debt securities and does not invest in non-investment grade (i.e. "high yield") debt securities. Investment grade debt securities are those having a rating of BBB-/Baa3 or higher from a major rating agency or, if a rating is not available, deemed to be of comparable quality by the sub-advisor, Fort Washington Investment Advisors, Inc. ("Fort Washington").


In selecting investments for the Fund, Fort Washington chooses fixed income securities that it believes are attractively priced relative to the market or to similar instruments. In addition, Fort Washington considers the "effective duration" of the Fund's entire portfolio. Effective duration is a measure of a security's price volatility or the risk associated with changes in interest rates. While the Fund may invest in securities with any maturity or duration, Fort Washington seeks to maintain an effective duration for the Fund of one year or less under normal market conditions.

THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

The principal risks of investing in this Fund are related to changes in the values of the securities as interest rates change, credit risk (issuers will not make the interest or principal payments when they are due), prepayment risk (issuers may prepay principal earlier than scheduled at a time when interest rates are lower), and risks of political, social and economic developments. As interest rates rise, the value of fixed income securities the Fund owns is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Lower rated securities are often more volatile than higher rated securities. Longer-term securities are generally more volatile than shorter-term securities, so the average maturity or duration of these securities affects risk. When markets are volatile, the Fund may not be able to buy or sell securities at favorable prices and the Fund may lose money.

Because of its focus on short duration securities, the Fund may underperform other segments of the fixed income market or the fixed income markets as a whole.


The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition, securities issued by agencies such as Fannie Mae and Ginnie Mae are supported only by the credit of the issuing agency and any associated collateral.


Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Under all repurchase agreements entered into by the Fund, the Funds' Custodian or its agent must take possession of the underlying collateral. However, if the counterparty defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate. Repurchase agreements are considered loans by the Fund.

This Fund should only be purchased by investors seeking maximum total return consistent with preservation of capital who can withstand a limited amount of share price volatility, and seek exposure to fixed income securities. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's Prospectus.


THE FUND'S PERFORMANCE


The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years and 10 years compare with the BoA Merrill Lynch Three-Month U.S. Treasury Bill Index and BoA Merrill Lynch 1-Year Treasury Note Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

ULTRA SHORT DURATION FIXED INCOME FUND - CLASS Z TOTAL RETURN AS OF DECEMBER 31


                                   [BAR CHART]

 5.79%    2.67%    1.35%   1.75%  2.93%   5.29%   4.70%   0.53%   3.32%   1.75%
-------  -------  ------  ------ ------  ------  ------  ------  ------  ------
  2001     2002    2003    2004   2005    2006    2007    2008    2009    2010

Best Quarter:   1st Quarter 2001 +2.02%
Worst Quarter:  3rd Quarter 2008 -0.24%

For information on the prior history of the Fund, please see the section titled "The Trust" in the Fund's Statement of Additional Information.

After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2010

                                                     1 Year    5 Years  10 years
ULTRA SHORT DURATION FIXED INCOME FUND
--------------------------------------------------------------------------------
CLASS Z RETURNS
Return Before Taxes                                   1.75%     3.11%     3.00%
Return After Taxes on Distributions                   0.99%     1.71%     1.75%
Return After Taxes on Distributions and
    Sale of Fund Shares                               1.14%     1.84%     1.82%
BOA MERRILL LYNCH THREE-MONTH U.S. TREASURY
    BILL INDEX                                        0.13%     2.43%     2.38%
(reflects no deductions for fees, expenses or taxes)
BOA MERRILL LYNCH 1-YEAR TREASURY NOTE INDEX          0.83%     3.31%     3.16%
(reflects no deductions for fees, expenses or taxes)
--------------------------------------------------------------------------------


INVESTMENT ADVISOR                     INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.              Fort Washington Investment Advisors, Inc.

PORTFOLIO MANAGER(S)

Scott D. Weston
Vice President and Senior Portfolio Manager
Managing the Fund since 2008

Brent A. Miller, CFA
Portfolio Manager
Managing the Fund since 2008

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
-------------------------------
                                                     Initial       Additional
                                                    Investment     Investment
--------------------------------------------------------------------------------
Regular Account                                     $    2,500     $       50
Retirement Account or Custodial Account under
    the Uniform Gifts/Transfers to Minors Act       $    1,000     $       50
Investments through the Automatic Investment Plan   $      100     $       50
--------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class Z shares are available only through a financial intermediary or financial institutions such as retirement plans, fee based platforms and brokerage accounts. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless the shares are held in a tax-deferred account. Shares that are held in a tax-deferred account may be taxed as ordinary or capital gains once they are withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

INVESTMENT STRATEGIES AND RISKS


CAN A FUND DEPART FROM ITS PRINCIPAL INVESTMENT STRATEGIES?

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in detail in our Statement of Additional Information ("SAI").

Each Fund's investment goal is non-fundamental, and may be changed by the Trust's Board of Trustees without shareholder approval. You would be notified at least 30 days before any change takes effect. The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations (i.e., fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Funds' goals. This defensive investing may increase a Fund's taxable income. A Fund will do so only if the Advisor or the Fund's sub-advisor believes that the risk of loss in using the Fund's normal strategies and investments outweighs the opportunity for gains. Of course, there can be no guarantee that any Fund will achieve its investment goal.

PORTFOLIO COMPOSITION

Certain of the Funds have adopted policies to invest, under normal circumstances, at least 80% of the value of the Fund's "assets" in certain types of investments suggested by its name (the "80% Policy"). For purposes of these 80% Policies, the term "assets" means net assets plus the amount of borrowings for investment purposes. A Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with the 80% Policy.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?


The following is a list of principal risks that may apply to your investment in a Fund. Further information about investment risks is available in the Funds'
SAI:


EQUITY RISK (EQUITY FUNDS). Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities of individual companies may fluctuate based upon performance of the company and industry as well as economic trends and developments. Fluctuations in the value of equity securities in which a Fund invests will cause the Fund's net asset value to fluctuate. An investment in an equity fund may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK (FIXED INCOME FUNDS). The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise and during periods of rising interest rates, the values of those securities generally fall. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

CALL RISK (FIXED INCOME FUNDS). During periods of falling interest rates, an issuer may prepay (or "call") certain debt obligations with high coupon rates prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates. The types of securities that are subject to call risk include mortgage-backed securities and municipal bonds with a term of longer than ten years.

CREDIT RISK (FIXED INCOME FUNDS). An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer's securities to decline in value. Credit risk is particularly relevant to those portfolios that invest a significant amount of their assets in junk bonds or lower-rated securities.

EVENT RISK (FIXED INCOME FUNDS). Securities may decline in credit quality and market value due to issuer restructurings, mergers, consolidations, reorganizations, tender or exchange offers, or other factors.


MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES (FIXED INCOME FUNDS). Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of a mortgage-backed security will increase and its market price will decrease. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio. In addition, mortgage-backed securities may fluctuate in price based on deterioration in the perceived or actual of the value of the collateral underlying the pool of mortgage loans, typically residential or commercial real estate, which may result in negative amortization or negative equity, meaning that the value of the collateral would be worth less than the remaining principal amount owed on the mortgages in the pool. A Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets (credit card receivables, automobile financing loans, etc.) and the servicing of the assets.


U.S. GOVERNMENT SECURITIES AND U.S. GOVERNMENT AGENCIES RISK (SHORT DURATION FIXED INCOME FUND, INTERMEDIATE FIXED INCOME FUND AND ULTRA SHORT DURATION FIXED INCOME FUND). The Fund's U.S. Government Securities are not guaranteed against price movements due to changing interest rates. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Freddie Mac, Tennessee Valley Authority and Student Loan Marketing Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.


CHANGE IN MARKET CAPITALIZATION (MID CAP FUND AND SMALL CAP VALUE FUND). A Fund may specify in its principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market fluctuation, the Fund may continue to hold the security if, in the sub-advisor's judgment, the security remains otherwise consistent with the Fund's investment goal and strategies. However, this change could affect the Fund's flexibility in making new investments.


NON-DIVERSIFICATION RISK (SANDS CAPITAL SELECT GROWTH FUND AND HEALTHCARE AND BIOTECHNOLOGY FUND). Subject to federal income tax restrictions relating to the Fund's qualification as a regulated investment company, a non-diversified fund may invest a significant percentage of its assets in the securities of a single company. Because a higher percentage of the Fund's holdings may be invested in a single company, the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund.

PORTFOLIO TURNOVER (ALL FUNDS). Each Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Advisor and/or sub-advisor determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Advisor's or sub-advisor's control. These transactions will increase a Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in a Fund were replaced during a given period. High turnover rates generally result in higher brokerage costs to the Fund and in higher net taxable gain for shareholders, and may reduce the Fund's returns.

REITS RISK (PREMIUM YIELD EQUITY FUND). REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.


FOREIGN RISK (SMALL CAP VALUE FUND). Investing in foreign securities poses unique risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, and other considerations. Diplomatic, political or economic developments, including nationalization or appropriation, could affect investments in foreign securities. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets.


WHAT ARE SOME OF THE NON-PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

DERIVATIVES (ALL FUNDS). Each Fund may, but is not required to, use derivative instruments for any of the following purposes:

      o To hedge against adverse changes - caused by changing interest rates, stock market prices or currency exchange rates - in the market value of securities held by or to be bought for a Fund;

      o     As a substitute for purchasing or selling securities;

      o To shorten or lengthen the effective portfolio maturity or duration of tax-exempt bonds;

      o To enhance a Fund's potential gain in non-hedging or speculative situations; or

      o To lock in a substantial portion of the unrealized appreciation in a stock without selling it.

A derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative instruments can have a large impact on a portfolio's yield, stock prices and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Fund's holdings less liquid and harder to value, especially in declining markets. In addition, much of the income and gains generated by derivatives will be taxed as ordinary income. Under normal circumstances, derivatives will typically be limited to an amount less than 10% of the Fund's assets.

EXCHANGE-TRADED FUNDS (ALL FUNDS). The Funds may invest in shares of exchange-traded funds ("ETFs"). An ETF is a registered investment company that seeks to track the performance of a particular market index. Investing in an ETF generally offers instant exposure to an index or a broad range of markets, sectors, geographic regions or industries. When investing in ETFs, shareholders bear their proportionate share of the Fund's expenses and their proportionate share of ETF expenses which are similar to the Fund's expenses. Also, although ETFs seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index.

MANAGER OF MANAGERS RISK (ALL FUNDS). The Advisor engages one or more sub-advisors to make investment decisions on its behalf for a portion or all of each Fund. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.


LENDING OF PORTFOLIO SECURITIES (ALL FUNDS EXCEPT PREMIUM YIELD EQUITY FUND). The Funds may lend their portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Fund's sub-advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower. More information on securities lending is available in the SAI.

MARKET DISRUPTION RISK (ALL FUNDS). The United States has experienced during the past few years significant disruption to its financial markets impacting the liquidity and volatility of securities generally, including securities in which the Funds may invest. During periods of extreme market volatility, prices of securities held by the Funds may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the Funds could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.


The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude the Funds' ability to achieve their investment goal.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds' portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Advisor and Sub-Advisors will monitor developments and seek to manage the Funds in a manner consistent with achieving the Funds' investment goals, but there can be no assurance that it will be successful in doing so.

WHERE CAN I FIND INFORMATION ABOUT THE FUNDS' PORTFOLIO HOLDINGS DISCLOSURE POLICIES?

A description of the Funds' policies and procedures for disclosing portfolio securities to any person is available in the SAI and can also be found on the Funds' website at www.TouchstoneInvestments.com.

THE FUNDS' MANAGEMENT

INVESTMENT ADVISOR
TOUCHSTONE ADVISORS, INC. ("TOUCHSTONE ADVISORS" OR THE "ADVISOR") 303 BROADWAY, SUITE 1100, CINCINNATI, OH 45202


Touchstone Advisors has been a registered investment advisor since 1994. As of December 31, 2010, Touchstone Advisors had approximately $6.6 billion in assets under management. As the Funds' Advisor, Touchstone Advisors continuously reviews, supervises and administers the Funds' investment programs and also ensures compliance with the Funds' investment policies and guidelines.


Touchstone Advisors is responsible for selecting each Fund's sub-advisor(s), subject to approval by the Board of Trustees. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

o     Level of knowledge and skill

o     Performance as compared to its peers or benchmark

o     Consistency of performance over 5 years or more

o     Level of compliance with investment rules and strategies

o     Employees facilities and financial strength

o     Quality of service

Touchstone Advisors will also continually monitor each sub-advisor's performance through various analyses and through in-person, telephone and written consultations with a sub-advisor. Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board of Trustees, including whether or not a sub-advisor's contract should be renewed, modified or terminated.

The Securities and Exchange Commission (the "SEC") has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. The Funds must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Funds. Shareholders of a Fund will be notified of any changes in its sub-advisory arrangements.

Two or more sub-advisors may manage a Fund, with each managing a portion of the Fund's assets. If a Fund has more than one sub-advisor, Touchstone Advisors allocates how much of a Fund's assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.

Touchstone Advisors is also responsible for running all of the operations of the Funds, except those that are subcontracted to a sub-advisor, custodian, transfer agent, sub-administrative agent or other parties. For its services, Touchstone Advisors is entitled to receive a base investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund. The Annual Fee Rate below is the fee paid to Touchstone Advisors by each Fund for the fiscal year ended September 30, 2010 and is net of advisory fees waived by Touchstone Advisors, if any. Touchstone Advisors pays sub-advisory fees to each sub-advisor from its advisory fee.

FUND                                                             ANNUAL FEE RATE
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund                                     0.91%
--------------------------------------------------------------------------------
Mid Cap Fund                                                          0.80%
--------------------------------------------------------------------------------
Premium Yield Equity Fund                                             0.70%
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund                                      0.97%
--------------------------------------------------------------------------------
Short Duration Fixed Income Fund                                      0.11%
--------------------------------------------------------------------------------
Intermediate Fixed Income Fund                                        0.31%
--------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund                                0.25%
--------------------------------------------------------------------------------
Small Cap Value Fund*                                                 0.92%
--------------------------------------------------------------------------------

* The Board of Trustees approved a change to the Small Cap Value Fund's advisory fee schedule effective December 6, 2010. Under the previous fee schedule, the Fund paid 0.95% of average net assets. Under the amended fee schedule, the Fund pays a fee of 0.95% on the first $100 million of average net assets and 0.90% on assets above $100 million.

The Sands Capital Select Growth Fund's base advisory fee is 0.85% on the first $1 billion of assets, 0.80% on the next $500 million of assets, 0.75% on the next $500 million of assets and 0.70% on assets above $2 billion, and this fee may range from 0.55% to 1.00% depending on the Fund's performance relative to the Russell 1000 Growth Index. Fee adjustments apply if the Fund outperforms or underperforms its benchmark by 2.50% or more over the performance period.


Touchstone Advisors and Sands Capital Management will receive performance fees (as described above) if the relevant benchmark index is surpassed, including negative performance. Under certain market conditions, it is possible that the performance fee adjustment (upward or downward) will apply as a result of random moves in the market as opposed to the Sands Capital Select Growth Fund's underperformance or outperformance of the market. The performance comparison is made for a rolling 12-month period, consisting of the current month for which performance is available plus the previous 11 months. This comparison is made at the end of each month, with appropriate performance-based adjustments added to (or subtracted from) the base advisory fee. Because any adjustment to the Fund's base advisory fee is based upon the Fund's performance compared to the investment record of the Russell 1000 Growth Index, a performance adjustment will be made not when the Fund's performance is up or down, but when it is up or down more or less than the performance of the Russell 1000 Growth Index. For purposes of this performance adjustment mechanism, the investment performance of the Fund for any period is expressed as a percentage of the Fund's net asset value per share at the beginning of the period. This percentage is equal to the sum of: (i) the change in the Fund's net asset value per share during the period; (ii) the value of the Fund's cash distributions per share; and (iii) the per share amount of capital gains taxes paid or accrued during the period by the Fund for undistributed realized long-term capital gains. The investment record for the Russell 1000 Growth Index is expressed as a percentage of the starting level of the Index at the beginning of the period, as modified by the change in the level of the Index during the period and by the value computed consistently with the Index, of cash distributions having an ex-dividend date occurring within the period made by issuers whose securities are included in the Index.

CONTRACTUAL FEE WAIVER AGREEMENT


Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to limit certain Funds' total operating expenses (excluding dividend expenses relating to short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of "Acquired Fund Fees and Expenses," if any, other extraordinary expenses not incurred in the ordinary course of Touchstone's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) or other expenses. The contractual limits set forth below have been adjusted to include the effect of Rule 12b-1 fees, if applicable. Fee waivers and/or expense reimbursements are calculated and applied monthly, based on each Fund's average net assets during such month. These fee waivers and expense reimbursements will remain in effect until January 27, 2012.

                                                          CONTRACTUAL LIMIT ON
FUND                                                    TOTAL OPERATING EXPENSES
--------------------------------------------------------------------------------
Mid Cap Fund Class A                                             1.21%
--------------------------------------------------------------------------------
Mid Cap Fund Class C                                             1.96%
--------------------------------------------------------------------------------
Mid Cap Fund Class Y                                             0.96%
--------------------------------------------------------------------------------
Mid Cap Fund Class Z                                             1.21%
--------------------------------------------------------------------------------
Small Cap Value Fund Class A                                     1.43%
--------------------------------------------------------------------------------
Small Cap Value Fund Class C                                     2.18%
--------------------------------------------------------------------------------
Small Cap Value Fund Class Y                                     1.18%
--------------------------------------------------------------------------------
Small Cap Value Fund Institutional Shares                        1.03%
--------------------------------------------------------------------------------
Small Cap Value Fund Class Z                                     1.50%
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund Class A                        1.55%
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund Class C                        2.30%
--------------------------------------------------------------------------------
Short Duration Fixed Income Fund Class Z                         0.74%
--------------------------------------------------------------------------------
Short Duration Fixed Income Fund Class Y                         0.49%
--------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund Class Z                   0.69%
--------------------------------------------------------------------------------
Intermediate Fixed Income Fund Institutional Shares              0.40%
--------------------------------------------------------------------------------
Premium Yield Equity Fund Class A                                1.20%
--------------------------------------------------------------------------------
Premium Yield Equity Fund Class C                                1.95%
--------------------------------------------------------------------------------
Premium Yield Equity Fund Class Y                                0.95%
--------------------------------------------------------------------------------


FUND                                         CONTRACTUAL LIMIT ON OTHER EXPENSES
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund Class A                    0.25%
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund Class C                    0.25%
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund Class Y                    0.25%
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund Class Z                    0.25%
--------------------------------------------------------------------------------

ADVISORY AND SUB-ADVISORY AGREEMENT APPROVAL


A discussion of the basis for the Board of Trustees' approval of the Funds' advisory and sub-advisory agreements can be found in the Trust's March 31, 2011 Semiannual Report.


Fort Washington is an affiliate of Touchstone Advisors. Therefore, Touchstone Advisors may have a conflict of interest when making decisions to keep Fort Washington as the Fund's Sub-Advisor. The Board of Trustees reviews Touchstone Advisors' decisions, with respect to the retention of Fort Washington, to reduce the possibility of a conflict of interest situation.

SUB-ADVISORS


TURNER INVESTMENT PARTNERS, INC. ("TIP"), an SEC-registered advisor located at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, serves as sub-advisor to the Touchstone Healthcare and Biotechnology Fund and the Touchstone Mid Cap Fund (the "Touchstone TIP Funds"). Prior to May 7, 2004, TIP served as the investment advisor to the Turner Healthcare and Biotechnology Fund. As sub-advisor, TIP makes investment decisions for the Touchstone TIP Funds and also ensures compliance with the Funds' investment policies and guidelines. As of December 31, 2010, TIP had approximately $18 billion in assets under management.

DEPRINCE, RACE & ZOLLO, INC. ("DRZ"), an SEC-registered investment adviser located at 250 Park Avenue South, Suite 250, Winter Park, FL, 32789, serves as sub-advisor to the Touchstone Small Cap Value Fund. As sub-advisor, DRZ makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2010, DRZ had approximately $5.8 billion in assets under management.

LONGFELLOW INVESTMENT MANAGEMENT CO. ("LONGFELLOW"), an SEC-registered investment adviser located at 20 Winthrop Square, Boston, MA 02110, serves as sub-advisor to the Touchstone Short Duration Fixed Income Fund. As sub-advisor, Longfellow makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2010, Longfellow had approximately $3.6 billion in assets under management.

SANDS CAPITAL MANAGEMENT, LLC ("SANDS CAPITAL MANAGEMENT") located at 1101 Wilson Boulevard, Suite 2300, Arlington, VA 22209, serves as Sub-Advisor to the Touchstone Sands Capital Select Growth Fund. As Sub-Advisor, Sands Capital Management makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2010, Sands Capital Management had approximately $16.1 billion in assets under management.

FORT WASHINGTON INVESTMENT ADVISORS, INC. ("FORT WASHINGTON"), an SEC-registered advisor located at 303 Broadway, Suite 1200, Cincinnati, Ohio 45202, serves as Sub-Advisor to the Ultra Short Duration Fund. As Sub-Advisor, Fort Washington makes investment decisions for the Fund and also ensures compliance with the Touchstone Funds' investment policies and guidelines. As of December 31, 2010, Fort Washington had approximately $33.9 billion in assets under management.

MILNE LLC D/B/A JKMILNE ASSET MANAGEMENT ("JKMILNE"), an SEC-registered investment adviser located at 1520 Royal Palm Square Blvd, Suite 210, Fort Myers, FL 33919, serves as sub-advisor to the Touchstone Intermediate Fixed Income Fund. As sub-advisor, JKMilne makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2010, JKMilne had approximately $1.8 billion in assets under management.

MILLER/HOWARD INVESTMENTS INC. ("MILLER/HOWARD"), an SEC-registered investment adviser located at 324 Upper Byrdcliffe Road, Woodstock, NY, 12498, serves as sub-advisor to the Touchstone Premium Yield Equity Fund. As sub-advisor, Miller/Howard makes investment decisions for the Fund and also ensures compliance with the Fund's investment policies and guidelines. As of December 31, 2010, Miller/Howard had approximately $1.9 billion in assets under management.


MILLER/HOWARD'S SOCIALLY RESPONSIBLE INVESTING GUIDELINES

Socially Responsible Investing ("SRI") is a commonly-used phrase which involves the integration of environmental, social and corporate governance ("ESG") criteria with financial standards when making investment decisions. Miller/Howard believes, as do many others, that this integrated approach provides a framework for achieving better long-term investment returns while building sustainable global economies and markets.

Many industry professionals hold that all companies, through their business activities, can be analyzed with ESG criteria, resulting in a profile that can be compared to others with regard to their corporate citizenship. Miller/Howard's social research involves a comprehensive process that uses exclusion and inclusion screens, case-by-case analysis, and assertion of basic principles of fairness and environmental stewardship. A company must pass Miller/Howard's social evaluation in order to be eligible for investment. Miller/Howard views this extra layer of due diligence as a risk control measure.

The main factors considered for each potential investment are governance and ethics; environmental record; workplace issues; human rights, especially regarding international operations; products and services and their contribution to revenues. Miller/Howard does not invest in companies that produce alcohol, tobacco, gambling equipment or firearms. Companies whose sales of such products are ancillary such as restaurants, hotels, convenience stores or other similar entities are not automatically excluded. Miller/Howard also does not invest in companies involved in nuclear power production or companies that have a history of environmental negligence or a pattern of violations of environmental regulations.

A company must meet Miller/Howard's basic social criteria to be eligible for investment; however, the final investment decision takes into consideration the financial and social profile of each candidate.


PORTFOLIO MANAGERS


The Touchstone Healthcare and Biotechnology Fund is managed by Frank Sustersic, Heather McMeekin and Vijay Shankaran. The Touchstone Mid Cap Fund is managed by Thomas DiBella, Steven Gold and Joseph Krocheski. The Touchstone Premium Yield Equity Fund is managed by Lowell G. Miller, John E. Leslie III, Bryan J. Spratt and Roger G. Young. The Intermediate Fixed Income Fund is managed by John K. Milne, Deborah S. Wingerson and Brian D. Borneman. The Touchstone Sands Capital Select Growth Fund is managed by a team led by Frank Sands, Jr. The Touchstone Small Cap Value Fund is managed by a team led by Gregory T. Ramsby. The Touchstone Short Duration Fixed Income Fund is managed by Barbara J. McKenna and David W. Seeley. The Touchstone Ultra Short Duration Fixed Income Fund is managed by Scott D. Weston and Brent A. Miller. The background of each portfolio manager is set forth below. Additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Funds may be found in the SAI.


TURNER INVESTMENT PARTNERS, INC.


Heather F. McMeekin, Portfolio Manager/Global Security Analyst, joined TIP in March 2001. From February 1998 until February 2001 she was an Associate Equity Research Analyst with UBS Warburg LLC. She has investment experience dating back to 1995.

Frank L. Sustersic, CFA, Senior Portfolio Manager/Global Security Analyst, joined TIP in 1994. He has investment experience dating back to 1989.

Vijay Shankaran, MD, PhD, Portfolio Manager/Global Security Analyst, joined TIP in 2006. Prior to joining TIP, he was employed by Caxton Associates, MedImmune, Inc., and RiverVest Ventures. He has investment experience dating back to 2000.


Thomas J. DiBella, CFA, CPA, Chief Investment Officer - Core/Value Equities, joined TIP in March 2002 as a founding member of Turner Investment Management, LLC, a subsidiary of TIP. From July 1991 until March 2002, he was Vice President and Portfolio Manager with Aeltus Investment Management. Mr. DiBella has investment experience dating back to 1983.

Steven L. Gold, CFA, Senior Portfolio Manager/Security Analyst, joined Turner Investment Management LLC, a subsidiary of TIP, in 2004. Previously he was employed with Standish Mellon Equity and Aetna Life & Casualty. Mr. Gold has investment experience dating back to 1985.

Joseph Krocheski, CFA, Security Analyst/Portfolio Manager, joined TIP in 2007. Prior to joining TIP, he was employed with ING Investment Management, Aeltus Investment Management and ALIAC Investment Management. He has investment experience dating back to 1993.

David J. Brenia, Security Analyst/Portfolio Manager, joined TIP in 2003. Prior to joining TIP, Mr. Brenia was employed with the University of Tulsa and the United States Navy. He has investment experience dating back to 2003.

DEPRINCE, RACE & ZOLLO, INC.

Gregory T. Ramsby, Partner and Portfolio Manager, joined DRZ in 1996. Prior to joining DRZ, Mr. Ramsby was employed at First Union Capital Management as an equity analyst and Associate Portfolio Manager. Prior to that, he was an equity analyst at Nations Bank Investment Management. Mr. Ramsby received his Bachelor of Science in Finance from Oglethorpe University and Masters of Business Administration from the University of Notre Dame.


MILLER/HOWARD INVESTMENTS INC.

Lowell G. Miller is Founder, President, Chief Investment Officer and Director of Research for Miller/Howard Investments, which was founded in 1984. He has investment experience dating back to 1977.


John E. Leslie III, CFA, Research Analyst and Portfolio Manager joined Miller/Howard Investments in 2004. Prior to joining Miller/Howard Investments, Jack was a portfolio manager at Value Line Asset Management, M&T Capital Advisors Group (Division of M&T Bank) and Dewey Square Investors (Division of
UAM). He has investment experience dating back to 1984.


Bryan J. Spratt, CFA, Research Analyst and Portfolio Manager joined Miller/Howard Investments in 2004. Prior to joining Miller/Howard Investments, from 2001 through 2004, Bryan was responsible for the utilities and telecom sectors for the Value Team at Banc One Investment Advisors and the One Group Funds. He has investment experience dating back to 1990.

Roger G. Young, CFA, Research Analyst and Portfolio Manager joined Miller/Howard Investments in 2008. Prior to joining Miller/Howard Investments, Roger was a portfolio manager for the Kenneth King Foundation from 2003 to 2007 and was President of Young Asset Adviser, Inc. from 2007 to 2008. He has been a portfolio manager of the Fund since February, 2009. He has investment experience dating back to 1971.

SANDS CAPITAL MANAGEMENT, LLC

Frank M. Sands, Jr., CFA, Chief Investment Officer and Chief Executive Officer, joined Sands Capital Management in June 2000. Prior to 2008, Mr. Sands, Jr. was President, Director of Research and Sr. Portfolio Manager. He has investment experience dating back to 1994.

MILNE LLC D/B/A JKMILNE ASSET MANAGEMENT

John K. Milne is the Chief Executive Officer, Chief Investment Officer, and founder of JKMilne. Mr. Milne has investment management experience dating back to 1981. Prior to founding JKMilne in 2004, Mr. Milne was President and Chief Investment Officer of Mellon Bond Associates LLP, a senior Portfolio Manager with the Grumman Corporation Pension Fund and an Officer with Marine Midland/HSBC Personal Trust Operation.

Deborah S. Wingerson is a Managing Director and Senior Portfolio Manager at JKMilne. Ms. Wingerson has investment management experience dating back to 1985. Prior to joining JKMilne in 2007, Ms. Wingerson was a Vice President and Senior Portfolio Manager with Standish Mellon Asset Management.

Brian D. Borneman is a Portfolio Manager at JKMilne. Mr. Borneman has investment management experience dating back to 2001. Prior to joining JKMilne in 2006, Mr. Borneman was an Associate Portfolio Manager with MDL Capital Management.

LONGFELLOW INVESTMENT MANAGEMENT CO.

Barbara J. McKenna, CFA, Principal and Senior Investment Officer, has over 20 years of fixed income investment experience. Prior to joining Longfellow, from 2001 to 2005, Ms. McKenna was a director and senior portfolio manager at State Street Research, responsible for managing $14 billion of institutional fixed income accounts. As director of corporate bond strategy, she was responsible for directing and leading the implementation of corporate bond strategy across all mandates.

David W. Seeley, CFA, Principal and Senior Investment Officer, is one of Longfellow's founders and has over twenty five years of investment experience. Longfellow was founded in 1986.

FORT WASHINGTON INVESTMENT ADVISORS, INC.

Scott D. Weston, Vice President and Senior Portfolio Manager, joined Fort Washington in September 1999. He is also Fort Washington's lead sector specialist in mortgage-backed and asset-backed securities. Mr. Weston is a graduate of the University of Utah with a BS in Finance and the University of Cincinnati with an MBA in Finance. He has investment experience dating back to 1992.

Brent A. Miller, CFA, Portfolio Manager, joined Fort Washington in June 2001. He became a portfolio manger in 2008 and was an assistant portfolio manager prior to 2008. Mr. Miller graduated Magna Cum Laude from the University of Evansville with a BS in Mathematics. He has investment experience dating back to 1999.

CHOOSING A CLASS OF SHARES


SHARE CLASS OFFERINGS. Each class of shares has different sales charges and distribution fees. The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase.

CLASS A SHARES


The offering price of Class A shares of each Fund is equal to its net asset value ("NAV") plus a front-end sales charge that you pay when you buy your shares. The front-end sales charge is generally deducted from the amount of your investment. Class A shares are subject to a 12b-1 distribution fee.


CLASS A SALES CHARGE-EQUITY FUNDS. The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares for the Touchstone Equity Funds. The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger.

                                    Sales Charge as % of    Sales Charge as % of
Amount of Your Investment              Offering Price       Net Amount Invested
--------------------------------------------------------------------------------
Under $50,000                              5.75%                   6.10%
$50,000 but less than $100,000             4.50%                   4.71%
$100,000 but less than $250,000            3.50%                   3.63%
$250,000 but less than $500,000            2.95%                   3.04%
$500,000 but less than $1 million          2.25%                   2.30%
$1 million or more                         0.00%                   0.00%
--------------------------------------------------------------------------------

CLASS A SALES CHARGE-FIXED INCOME FUNDS. The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares for the Touchstone Fixed Income Funds. The amount of front-end sales charge is shown as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger.

                                    Sales Charge as % of    Sales Charge as % of
Amount of Your Investment              Offering Price       Net Amount Invested
--------------------------------------------------------------------------------
Under $50,000                              4.75%                   4.99%
$50,000 but less than $100,000             4.50%                   4.71%
$100,000 but less than $250,000            3.50%                   3.63%
$250,000 but less than $500,000            2.95%                   3.04%
$500,000 but less than $1 million          2.25%                   2.30%
$1 million or more                         0.00%                   0.00%
--------------------------------------------------------------------------------

WAIVER OF CLASS A SALES CHARGE. There is no front-end sales charge if you invest $1 million or more in Class A shares of a Fund. If you redeem shares that were part of the $1 million breakpoint purchase within one year, you may pay a contingent deferred sales charge ("CDSC") of 1% on the shares redeemed, if a commission was paid by Touchstone Securities, Inc. ("Touchstone") to a participating unaffiliated broker dealer. There is no front-end sales charge on exchanges between Funds or dividends reinvested in a Fund. In addition, there is no front-end sales charge on the following purchases:

      o Purchases by registered representatives or other employees (and their immediate family members*) of broker-dealers, banks, or other financial institutions having selling agreements with Touchstone.

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
      o Purchases in accounts as to which a broker-dealer or other financial intermediary charges an asset management fee economically comparable to a sales charge, provided the broker-dealer or other financial intermediary has a selling agreement with Touchstone.

      o Purchases by a trust department of any financial institution in its capacity as trustee to any trust.

      o Purchases through authorized processing organizations described in this Prospectus.

      o Purchases by an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 invested in the Touchstone Funds.

      o Purchases by an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone.

      o Purchases by shareholders who owned shares of Touchstone Funds Group Trust as of November 17, 2006 who are investing additional shares for their account or opening new accounts in any Touchstone Fund. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

      o Reinvestment of redemption proceeds from Class A shares of any Touchstone Fund if the reinvestment occurs within 90 days of redemption.

      * Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a registered representative or employee. The term "employee" is deemed to include current and retired employees.

In addition, Class A shares may be purchased with no front-end sales charge through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Touchstone to include the Touchstone Funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your financial institution if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Sales charge waivers must be qualified in advance by Touchstone by marking the appropriate section on the investment application and completing the "Eligibility for Exemption from Sales Charge" form. You can obtain the application and form by calling Touchstone at 1.800.543.0407 or by visiting the touchstoneinvestments.com website. Purchases at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Fund. At the option of the Fund, the front-end sales charge may be included on future purchases.

REDUCED CLASS A SALES CHARGE. You may also purchase Class A shares of a Fund at the reduced sales charges shown in the table above through the Rights of Accumulation Program or by signing a Letter of Intent. The following purchasers ("Qualified Purchasers") may qualify for a reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

      o an individual, an individual's spouse, an individual's children under the age of 21; or

      o a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or

      o employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases are provided; or

      o an organized group, provided that the purchases are made through a central administrator, a single dealer or other means which result in economy of sales effort or expense.

The following accounts ("Qualified Accounts") held in Class A shares of any Touchstone Fund sold with a front-end sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

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

      o     Individual accounts

      o     Joint tenant with rights of survivorship accounts

      o     Uniform gift to minor accounts ("UGTMA")

      o     Trust accounts

      o     Estate accounts

      o     Guardian/Conservator accounts

      o     IRA accounts, including Traditional, Roth, SEP and SIMPLE

      o     Coverdell Education Savings Accounts

RIGHTS OF ACCUMULATION PROGRAM. Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in a Qualified Account. You or your dealer must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide either a list of account numbers or copies of account statements verifying your qualification. If your shares are held directly in a Touchstone Fund or through a dealer, you may combine the historical cost or current NAV (whichever is higher) of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gains. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your broker-dealer may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing Class A shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, Touchstone will calculate the combined value of all of the Qualified Purchaser's Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

LETTER OF INTENT. If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months in Class A shares of any Touchstone Fund sold with a front-end sales charge, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application. A Letter of Intent indicates your intent to purchase at least $50,000 in Class A shares of any Touchstone Fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above chart. The minimum initial investment under a Letter of Intent is $10,000. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your escrow account. If you have purchased Class A shares of any Touchstone Fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.


OTHER INFORMATION. Information about sales charges and breakpoints is also available in a clear and prominent format on the TouchstoneInvestments.com website. You can access this information by selecting "Sales Charges and Breakpoints" under the "Pricing and Performance" link. For more information about qualifying for a reduced or waived sales charge, contact your financial advisor or contact Touchstone at 1.800.543.0407.

CLASS C SHARES


Because in most cases it is more advantageous to purchase Class A shares for amounts of $1 million or more, a request to purchase Class C shares for $1 million or more will be considered as a purchase request for Class A shares or declined. Class C shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Class C shares are subject to a 12b-1 fee. A CDSC of 1.00% will be charged on Class C shares redeemed within 1 year after you purchased them.

CLASS Y SHARES

Class Y shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. Class Y shares are not subject to a 12b-1 fee or CDSC.

INSTITUTIONAL SHARES

Institutional shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. Institutional shares are not subject to a 12b-1 fee or CDSC.

CLASS Z SHARES

Class Z shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. Class Z shares are not subject to a 12b-1 fee or CDSC.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

12B-1 DISTRIBUTION PLANS. Each Fund offering Class A and Class C shares has adopted a distribution plan under Rule 12b-1 of the 1940 Act. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under the Class A plan, the Funds pay an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, the Funds pay an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee). Because these fees are paid out of a Fund's assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.


DEALER COMPENSATION. Touchstone, the Trust's principal underwriter, at its expense (from a designated percentage of its income) currently provides additional compensation to certain dealers. Touchstone pursues a focused distribution strategy with a limited number of dealers who have sold shares of a Fund or other Touchstone Funds. Touchstone reviews and makes changes to the focused distribution strategy on a continual basis. These payments are generally based on a pro rata share of a dealer's sales. Touchstone may also provide compensation in connection with conferences, sales or training programs for employees, seminars for the public, advertising and other dealer-sponsored programs. Touchstone Advisors, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. Touchstone Advisors may also reimburse Touchstone for making these payments. For more information on payment arrangements, please see the section entitled "The Distributor" in the SAI.

SHAREHOLDER SERVICING PLAN. The Trust has adopted a shareholder services plan with respect to the Class Z shares of the Mid Cap Fund, the Sands Capital Select Growth Fund, the Small Cap Value Fund and the Ultra Short Duration Fixed Income Fund, providing that the Trust may obtain the services of Touchstone Advisors and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, the Trust (or the Trust's agents) may enter into agreements pursuant to which the shareholder servicing agent performs certain shareholder services not otherwise provided by the Transfer Agent. For these services, the Trust pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class Z shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

The Trust may use payments under this aspect of the Plan to provide or enter into agreements with organizations ("Service Providers") who will provide one or more of the following shareholder services: (i) establishing and maintaining customer accounts and records; (ii) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the Distributor; (iii) automatically investing customer account cash balances; (iv) providing periodic statements to their customers; (v) arranging for bank wires; (vi) answering routine customer inquiries concerning their investments in the shares offered in connection with this Plan and related distribution agreement; (vii) assisting customers in changing dividend options, account designations and addresses; (viii) performing sub-accounting functions;
(ix) processing dividend payments from the Fund on behalf of customers; (x) forwarding certain shareholder communications from the Fund (such as proxies, shareholder reports and dividend, distribution and tax notices) to customers; and (xi) providing such other similar services as may be reasonably requested to the extent they are permitted to do so under applicable statutes, rules and regulations. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment.

INVESTING WITH TOUCHSTONE


CHOOSING THE APPROPRIATE INVESTMENTS TO MATCH YOUR GOALS. Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

PURCHASING YOUR SHARES

Please read this Prospectus carefully and then determine how much you want to invest.

For Class A shares and Class C shares, you may purchase shares of the Funds directly from Touchstone or through your financial advisor.

Class Z shares are available through a financial intermediary or financial institutions such as retirement plans, fee based platforms, and brokerage accounts (who may impose transaction charges in addition to those described in this prospectus). Class Z shares are not available directly from Touchstone and may not be available through certain financial intermediaries who do not have appropriate agreements in place with Touchstone.

Class Y shares are available through your financial institution. New purchases of Class Y shares are not available directly from Touchstone. Also, new purchases of Class Y shares may not be available through certain financial intermediaries who do not have appropriate selling agreements in place with Touchstone.

For Institutional shares, you may purchase shares of the Funds directly from Touchstone or through your financial institution.


In order to open an account you must complete an investment application. You can obtain an investment application from Touchstone, your financial advisor, your financial institution, or by visiting our website at TouchstoneInvestments.com. For more information about how to purchase shares, call Touchstone at 1.800.543.0407.

INVESTOR ALERT: Each Touchstone Fund reserves the right to restrict or reject any purchase request, including exchanges from other Touchstone Funds, that it regards as disruptive to efficient portfolio management. For example, a purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor. (See "Market Timing Policy" in this Prospectus.) Touchstone may change applicable initial and additional investment minimums at any time.


CLASS Y SHARES "GRANDFATHER" CLAUSE. New purchases of the Class Y shares are no longer available directly through Touchstone. Those shareholders who owned Class Y shares purchased directly through Touchstone prior to February 2, 2009 may continue to hold Class Y shares of the corresponding Fund(s). In addition, those shareholders may continue to make subsequent purchases into existing accounts of Class Y shares of the Fund(s) they owned prior to February 2, 2009.

OPENING AN ACCOUNT

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING AN ACCOUNT

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents. If we do not receive these required pieces of information, there will be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to completely verify your identity through our verification process, the Fund reserves the right to close your account without notice and return your investment to you at the price determined at the end of business (usually 4:00 p.m. eastern time ("ET")), on the day that your account is closed. If we close your account because we are unable to completely verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

INVESTING IN THE FUNDS

BY MAIL OR THROUGH YOUR FINANCIAL ADVISOR

o Please make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds. We do not accept third party checks for initial investments.

o Send your check with the completed investment application by regular mail to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203.

o Your application will be processed subject to your check clearing. If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

o     You may also open an account through your financial advisor.

THROUGH YOUR FINANCIAL INSTITUTION

o You may invest in certain share classes by establishing an account through financial institutions that have appropriate selling agreements with Touchstone.

o Your financial institution will act as the shareholder of record of your shares.

o Financial institutions may set different minimum initial and additional investment requirements, may impose other restrictions or may charge you fees for their services.

o Financial institutions may designate intermediaries to accept purchase and sales orders on the Funds' behalf.

o Your financial institution may receive compensation from the Funds, Touchstone, Touchstone Advisors or their affiliates.

o Before investing in the Funds through your financial institution, you should read any materials provided by your financial institution together with this Prospectus.

BY EXCHANGE

o Class A shares may be exchanged into any other Touchstone Class A Fund at NAV and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional Class.

o Class C shares may be exchanged into any other Touchstone Class C Funds and may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund Institutional Class.

o Class Z shares may be exchanged into any other existing Touchstone Class Z Fund at NAV or any Touchstone Class A Fund at NAV. Class Z shares may be exchanged into any Touchstone money market fund, except the Institutional Money Market Fund and the Ohio Tax-Free Money Market Fund - Institutional Shares.

o     Class Y shares and Institutional shares are not exchangeable.

o     You do not have to pay any exchange fee for your exchange.

o Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending on when you originally purchased the exchanged shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

o If you exchange Class C shares for Class A shares of any Touchstone money market fund, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However, if you exchange back into your original Class C shares, the prior holding period of your Class C shares will be added to your current holding period of Class C shares in calculating the CDSC.

o If you purchased Class A shares for $1 million or more at NAV and compensation was paid to an unaffiliated dealer and you exchange all or a portion of the shares into any Touchstone money market fund within 12 months of the original purchase, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However if you exchange back into Class A shares, the prior holding period of your Class A shares will be added to your current holding period of Class A shares in calculating the CDSC.

o You should carefully review the disclosure provided in the Prospectus relating to the exchanged-for shares before making an exchange of your Fund shares.


o You may realize taxable gain if you exchange shares of a Fund for shares of another Fund. See "Tax Information" for more information and the tax consequences of such an exchange.


THROUGH RETIREMENT PLANS

You may invest in certain Funds through various retirement plans. These include individual retirement plans and employer sponsored retirement plans.

INDIVIDUAL RETIREMENT PLANS

o     Traditional Individual Retirement Accounts ("IRAs")

o     Savings Incentive Match Plan for Employees ("SIMPLE IRAs")

o     Spousal IRAs

o     Roth Individual Retirement Accounts ("Roth IRAs")

o     Coverdell Education Savings Accounts ("Education IRAs")

o     Simplified Employee Pension Plans ("SEP IRAs")

EMPLOYER SPONSORED RETIREMENT PLANS

o     Defined benefit plans

o Defined contribution plans (including 401(k) plans, profit sharing plans and money purchase plans)

o     457 plans

SPECIAL TAX CONSIDERATION

To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

For further information about any of the plans, agreements, applications and annual fees, contact Touchstone at 1.800.543.0407 or contact your financial advisor.

THROUGH A PROCESSING ORGANIZATION

You may also purchase shares of the Funds through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Touchstone Funds have authorized certain processing organizations ("Authorized Processing Organizations") to receive purchase and sales orders on their behalf. Before investing in the Funds through a processing organization, you should read any materials provided by the processing organization together with this Prospectus. You should also ask the processing organization if they are authorized by the Touchstone Funds to receive purchase and sales orders on their behalf. If the processing organization is not authorized, then your purchase order could be rejected which could subject your investment to market risk. When shares are purchased with an Authorized Processing Organization, there may be various differences compared to investing directly with Touchstone. The Authorized Processing Organization may:

      o     Charge a fee for its services

      o     Act as the shareholder of record of the shares

      o     Set different minimum initial and additional investment requirements

      o     Impose other charges and restrictions

      o Designate intermediaries to accept purchase and sales orders on the Funds' behalf

Touchstone considers a purchase or sales order as received when an Authorized Processing Organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV or offering price (which is NAV plus any applicable sales charge), if applicable, next computed after such order is received in proper form by an Authorized Processing Organization, or its authorized designee.

Shares held through an Authorized Processing Organization may be transferred into your name following procedures established by your Authorized Processing Organization and Touchstone. Certain Authorized Processing Organizations may receive compensation from the Funds, Touchstone, Touchstone Advisors or their affiliates.

It is the responsibility of an Authorized Processing Organization to transmit properly completed orders so that they will be received by Touchstone in a timely manner.

PRICING OF PURCHASES

We price direct purchases in the Funds based upon the next determined public offering price (NAV plus any applicable sales charge) after your order is received. Direct purchase orders received by Touchstone, an Authorized Processing Organization, financial advisor or financial institution, by the close of the regular session of trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. ET, are processed at that day's public offering price. Direct purchase orders received by Touchstone, an Authorized Processing Organization, financial advisor or financial institution, after the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, are processed at the public offering price next determined on the following business day. It is the responsibility of the financial institution, financial advisor or Authorized Processing Organization to transmit orders that will be received by Touchstone in proper form and in a timely manner.

ADDING TO YOUR ACCOUNT

BY CHECK

o Complete the investment form provided at the bottom of a recent account statement.

o Make your check (drawn on a U.S. bank and payable in U.S. dollars) payable to the Touchstone Funds.

o     Write your account number on the check.

o Either: (1) Mail the check with the investment form to Touchstone; or (2) Mail the check directly to your financial advisor or financial institution at the address printed on your account statement. Your financial advisor or financial institution is responsible for forwarding payment promptly to Touchstone.

o If your check is returned for insufficient funds or uncollected funds, you may be charged a fee and you will be responsible for any resulting loss to the Fund.

BY WIRE

o Contact Touchstone, your financial advisor or your financial institution for further instructions.

o Contact your bank and ask it to wire federal funds to Touchstone. Specify your name and account number when remitting the funds.

o     Your bank may charge a fee for handling wire transfers.

o Purchases in the Funds will be processed at that day's NAV (or public offering price, if applicable) if Touchstone receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading.

BY EXCHANGE

o You may add to your account by exchanging shares from another Touchstone Fund. For Class Z shares only, you may add to your account by exchanging shares from an unaffiliated mutual fund.

o For information about how to exchange shares among the Touchstone Funds, see "Opening an Account - By exchange" in this Prospectus.

PURCHASES WITH SECURITIES

Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to, shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund's investment goal and is otherwise acceptable to Touchstone Advisors.

SPECIAL TAX CONSIDERATION

You should consult with your tax advisor as to the federal income tax consequences to you upon your transfer of securities to a Fund in exchange for Fund shares.

AUTOMATIC INVESTMENT OPTIONS

The various ways that you can automatically invest in the Funds are outlined below. Touchstone does not charge any fees for these services. For further details about these services, call Touchstone at 1.800.543.0407. If you hold your shares through a financial institution or Authorized Processing Organization, please contact them for further details on automatic investment options.

AUTOMATIC INVESTMENT PLAN. You can pre-authorize monthly investments in a Fund of $50 or more to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the investment application to do this. Amounts that are automatically invested in a Fund will not be available for redemption until three business days after the automatic reinvestment.


REINVESTMENT/CROSS REINVESTMENT. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Touchstone Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your investment application. You may also choose to have your dividends or capital gains paid to you in cash. Dividends are taxable whether you reinvest such dividends in additional shares of a Fund or choose to receive cash. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.


DIRECT DEPOSIT PURCHASE PLAN. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in our Funds.

DOLLAR COST AVERAGING. Our dollar cost averaging program allows you to diversify your investments by investing the same amount on a regular basis. You can set up periodic automatic exchanges of at least $50 from one Touchstone Fund to any other. The applicable sales charge, if any, will be assessed.

SELLING YOUR SHARES

You may sell some or all of your shares on any day that the Fund calculates its NAV. If your request is received by Touchstone, an Authorized Processing Organization, financial advisor or financial institution, in proper form by the close of regular trading on the NYSE (usually 4:00 p.m. ET), you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

THROUGH TOUCHSTONE - BY TELEPHONE

o You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the investment application. You may only sell shares over the telephone if the amount is less than $100,000.

o     To sell your Fund shares by telephone, call Touchstone at 1.800.543.0407.

o Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone.

o If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. ET, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.

o Interruptions in telephone service could prevent you from selling your shares by telephone when you want to. When you have difficulty making telephone sales, you should mail to Touchstone (or send by overnight delivery), a written request for the sale of your shares.

o In order to protect your investment assets, Touchstone will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases. Touchstone has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures may include:

      o     Requiring personal identification

      o Making checks payable only to the owner(s) of the account shown on Touchstone's records

      o Mailing checks only to the account address shown on Touchstone's records

      o Directing wires only to the bank account shown on Touchstone's records

      o Providing written confirmation for transactions requested by telephone

      o     Digitally recording instructions received by telephone

THROUGH TOUCHSTONE - BY MAIL

o     Write to Touchstone.

o     Indicate the number of shares or dollar amount to be sold.

o     Include your name and account number.

o Sign your request exactly as your name appears on your investment application.

o You may be required to have your signature guaranteed (See "Signature Guarantees" in this Prospectus for more information).

THROUGH TOUCHSTONE - BY WIRE

o     Complete the appropriate information on the investment application.

o You may be charged a fee by the Fund or Fund's Authorized Processing Organization for wiring redemption proceeds. You may also be charged a fee by your bank.

o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

o Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction. Contact Touchstone for more information.

THROUGH TOUCHSTONE - THROUGH A SYSTEMATIC WITHDRAWAL PLAN

o You may elect to receive, or send to a third party, withdrawals of $50 or more if your account value is at least $5,000.

o     Withdrawals can be made monthly, quarterly, semiannually or annually.

o     There is no fee for this service.

o     There is no minimum account balance required for retirement plans.

SPECIAL TAX CONSIDERATION

Systematic withdrawals may result in the sale of your shares at a loss or may result in taxable investment gains.

THROUGH YOUR FINANCIAL ADVISOR, FINANCIAL INSTITUTION OR AUTHORIZED PROCESSING ORGANIZATION

o You may also sell shares by contacting your financial advisor, financial institution or Authorized Processing Organization, which may charge you a fee for this service. Shares held in street name must be sold through your financial advisor, financial institution or, if applicable, the Authorized Processing Organization.

o Your financial advisor, financial institution or Authorized Processing Organization is responsible for making sure that sale requests are transmitted to Touchstone in proper form and in a timely manner.

o     Your financial institution may charge you a fee for selling your shares.

o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

SPECIAL TAX CONSIDERATION

Selling your shares may cause you to incur a taxable gain or loss.

INVESTOR ALERT: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone's records.

CONTINGENT DEFERRED SALES CHARGE ("CDSC")

If you purchase $1 million or more Class A shares at NAV, a CDSC of 1.00% may be charged on redemptions made within 1 year of your purchase. If you redeem Class C shares within 1 year of your purchase, a CDSC of 1.00% will be charged.

The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below. The CDSC will be assessed on the lesser of your shares' NAV at the time of redemption or the time of purchase. The CDSC is paid to Touchstone to reimburse expenses incurred in providing distribution-related services to the Funds.

No CDSC is applied if:

o The redemption is due to the death or post-purchase disability of a shareholder

o The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value

o The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to termination of the plan or transfer of the plan to another financial institution

o The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 1/2

When we determine whether a CDSC is payable on a redemption, we assume that:

o     The redemption is made first from amounts not subject to a CDSC; then

o     From the earliest purchase payment(s) that remain invested in the Fund

The above mentioned CDSC waivers do not apply to redemptions made within one year for purchases of $1 million or more in Class A shares of the Touchstone Funds where a commission was paid by Touchstone to a participating unaffiliated broker dealer.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

SIGNATURE GUARANTEES

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Each Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to:

o Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee)

o     Proceeds are being sent to an address other than the address of record

o Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual's account

o Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request

o Proceeds or shares are being sent/transferred between accounts with different account registrations

MARKET TIMING POLICY

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Fund shares by shareholders. The Board of Trustees has adopted the following policies and procedures with respect to market timing of the Funds by shareholders. The Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If a Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder's accounts. While a Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders. However, because the Funds cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request out of any Touchstone Fund, or
(ii) made more than 2 "round-trip" exchanges within a rolling 90 day period. A "round-trip" exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund. If a shareholder exceeds these limits, the Funds may restrict or suspend that shareholder's exchange privileges and subsequent exchange requests during the suspension will not be processed. The Funds may also restrict or refuse to process purchases by the shareholder. These exchange limits and excessive trading policies generally do not apply to purchases and redemptions of money market funds (except in situations where excessive trading may have a detrimental or disruptive effect on share prices or portfolio management of these funds), systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. If a Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund. In accordance with Rule 22c-2 under the 1940 Act, the Funds have entered into information sharing agreements with certain financial intermediaries. Under these agreements, a financial intermediary is obligated to: (1) enforce during the term of the agreement, the Funds' market-timing policy; (2) furnish the Funds, upon their request, with information regarding customer trading activities in shares of the Funds; and (3) enforce the Funds' market-timing policy with respect to customers identified by the Funds as having engaged in market timing. When information regarding transactions in the Funds' shares is requested by a Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading. The Funds have no arrangements to permit any investor to trade frequently in shares of the Funds, nor will they enter into any such arrangements in the future.

HOUSEHOLDING POLICY (ONLY APPLICABLE FOR SHARES HELD THROUGH TOUCHSTONE
DIRECTLY)

The Funds will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as "householding," reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone at 1.800.543.0407 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Funds through a broker or other financial institution, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

RECEIVING SALE PROCEEDS

Touchstone will forward the proceeds of your sale to you (or to your financial advisor, Authorized Processing Organization or financial institution) within 7 days (normally within 3 business days) after receipt of a proper request.

PROCEEDS SENT TO FINANCIAL ADVISORS, AUTHORIZED PROCESSING ORGANIZATIONS OR FINANCIAL INSTITUTIONS. Proceeds that are sent to your financial advisor, Authorized Processing Organization or financial institution will not usually be reinvested for you unless you provide specific instructions to do so. Therefore, the financial advisor, Authorized Processing Organization or financial institution may benefit from the use of your money.

FUND SHARES PURCHASED BY CHECK (ONLY APPLICABLE FOR SHARES HELD THROUGH TOUCHSTONE DIRECTLY). We may delay mailing your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.

REINSTATEMENT PRIVILEGE (CLASS A AND CLASS C SHARES ONLY). You may, within 90 days of redemption, reinvest all or part of your sale proceeds by sending a written request and a check to Touchstone. If the redemption proceeds were from the sale of your Class A shares, you can reinvest into Class A shares of any Touchstone Fund at NAV. Reinvestment will be at the NAV next calculated after Touchstone receives your request. If the proceeds were from the sale of your Class C shares, you can reinvest those proceeds into Class C shares of any Touchstone Fund. If you paid a CDSC on the reinstated amount, that CDSC will be reimbursed to you upon reinvestment.

SPECIAL TAX CONSIDERATION


You should contact your tax advisor to discuss the tax implications of using the Reinstatement Privilege.


LOW ACCOUNT BALANCES (ONLY APPLICABLE FOR SHARES HELD THROUGH TOUCHSTONE DIRECTLY). If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you. This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act ("UGTMA"). Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

DELAY OF PAYMENT. It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

o     When the NYSE is closed on days other than customary weekends and holidays

o     When trading on the NYSE is restricted

o     During any other time when the SEC, by order, permits.


REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it appropriate, a Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value. Shareholders may incur transaction and brokerage costs when they sell these portfolio securities including federal income tax. Until such time as the shareholder sells the securities they receive in kind, the securities are subject to market risk.


PRICING OF FUND SHARES

Each Fund's share price (also called "NAV") and offering price (NAV plus a sales charge, if applicable) is determined as of the close of trading (normally 4:00 p.m. ET) every day the NYSE is open. Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone, an Authorized Processing Organization or financial institution.

The Funds' equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). The Funds may use pricing services to determine market value for investments. Some specific pricing strategies follow:

o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost which the Board of Trustees has determined as fair value.

o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

Although investing in foreign securities is not a principal investment strategy of the Funds (except the Premium Yield Equity Fund), any foreign securities held by a Fund will be priced as follows:


o All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

o Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, a Fund's NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by a Fund that do not have readily available market quotations, or securities for which the available market quotation is not reliable, are priced at their fair value using procedures approved by the Board of Trustees. Any debt securities held by a Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities. The Funds may use fair value pricing under the following circumstances, among others:

o If the value of a security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets on which the security is traded.

o If a security, such as a small cap or micro cap security, is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

o If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund's NAV calculation.

The use of fair value pricing has the effect of valuing a security based upon the price a Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available. With respect to any portion of a Fund's assets that is invested in other mutual funds, that portion of the Fund's NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

DISTRIBUTION AND TAXES


SPECIAL TAX CONSIDERATION


You are urged and advised to consult your tax advisor to address your own tax situation and the impact an investment in a Fund will have on your own tax situation.

Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Premium Yield Equity Fund distributes its income, if any, monthly to shareholders. The Ultra Short Duration Fixed Income Fund, Short Duration Fixed Income Fund and Intermediate Fixed Income Fund declare investment income, if any, daily and distribute it monthly to shareholders. The Healthcare and Biotechnology Fund, Small Cap Value Fund and Mid Cap Fund distribute their income, if any, annually as a dividend to shareholders. The Sands Capital Select Growth Fund distributes its income, if any, quarterly to shareholders.


Each Fund makes distributions of capital gains, if any, at least annually. If you own shares on a Fund's distribution record date, you will be entitled to receive the distribution.

You will receive income dividends and distributions of capital gains in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing or by phone prior to the date of distribution. Your election will be effective for dividends and distributions paid after we receive your notice. To cancel your election, simply send written notice to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354, or by overnight mail to Touchstone, c/o JPMorgan Chase Bank, N.A., 303 Broadway, Suite 900, Cincinnati, Ohio 45202-4203, or call Touchstone at 1.800.543.0407. If you hold your shares through a financial institution, you must contact it to elect cash payment.

TAX INFORMATION


GENERAL. The Funds intend to qualify annually to be treated as regulated investment companies under the Code. As such, the Funds will not be subject to federal income taxes on the earnings they distribute to shareholders provided they satisfy certain requirements and restrictions of the Code. If for any taxable year a Fund fails to qualify as a regulated investment company: (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to tax on a graduated basis with a maximum tax rate of 35% for 2011; and (2) distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2013) and the dividends-received deduction for corporate shareholders.


DISTRIBUTIONS. The Funds will make distributions to you that may be taxed as ordinary income or capital gains. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Dividends are taxable whether you reinvest such dividends in additional shares of a Fund or choose to receive cash.


ORDINARY INCOME. Net investment income, except for qualified dividends, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares. Certain dividends distributed to non-corporate shareholders in taxable years beginning before January 1, 2013 and designated by a Fund as "qualified dividend income" are eligible for the long-term capital gain rate 15% (0% for individuals in lower tax brackets).

NET CAPITAL GAINS. Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares. For tax years beginning before January 1, 2013, the maximum individual tax rate on net long-term capital gains is 15%.


SALE OR EXCHANGE OF SHARES. It is a taxable event for you if you sell or exchange shares of a Fund. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction. Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you hold the shares of a Fund as a capital asset, which capital gain will be long-term or short-term depending on how long you have held the shares of such Fund.

SPECIAL TAX CONSIDERATION

For federal income tax purposes, an exchange of shares in one Fund for shares of another Fund is treated as a sale of the shares and a purchase of the shares you receive in exchange. Therefore, you may incur a taxable gain or loss in connection with the exchange.


MEDICARE CONTRIBUTION TAX. Beginning in 2013, U.S. individuals (with income exceeding $200,000 or $250,000, if married and filing jointly) will be subject to a 3.8% Medicare contribution tax on net investment income including interest, dividends, and capital gains. If applicable, the tax will be imposed on the lesser of your (i) net investment income or (ii) the excess of modified adjusted gross income over $200,000 ($250,000 if married and filing jointly).


BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.


STATE AND LOCAL INCOME TAXES. You are urged and advised to consult your own tax adviser concerning state and local taxes, which may have different consequences from those of the federal income tax laws.

NON-U.S. SHAREHOLDERS. Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in a Fund. This Prospectus does not discuss the U.S. or foreign country tax consequences of an investment by a non-U.S. shareholder in a Fund. Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisors as to the U.S. and foreign country tax consequences of an investment in a Fund.


STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes and distributions paid by the Funds during the prior taxable year.

THIS SECTION IS ONLY A SUMMARY OF SOME IMPORTANT INCOME TAX CONSIDERATIONS THAT MAY AFFECT YOUR INVESTMENT IN THE FUNDS. MORE INFORMATION REGARDING THESE CONSIDERATIONS IS INCLUDED IN OUR SAI. YOU ARE URGED AND ADVISED TO CONSULT YOUR OWN TAX ADVISOR REGARDING THE EFFECTS OF AN INVESTMENT IN THE FUNDS ON YOUR TAX SITUATION.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past 5 years, or if shorter, the period of each Fund's operation. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. The financial highlights for each Fund were audited by Ernst & Young LLP, an independent registered public accounting firm. The report of Ernst & Young LLP, along with each Fund's financial statements and related notes, appears in the 2010 Annual Report for the Funds. You can obtain the Annual Report, which contains more performance information, at no charge by calling 1.800.543.0407. The Annual Report has been incorporated by reference into our SAI. The financial highlights for the Class A and Class C shares of the Sands Capital Select Growth Fund and the Class A, Class C, Class Y and Institutional shares of the Small Cap Value Fund are not included because these share classes did not commence operations until November 15, 2010 and January 28, 2010, respectively.


HEALTHCARE AND BIOTECHNOLOGY FUND - CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            Year ended     Year ended    Year ended      Year ended     Year ended
                                                             September      September     September      September      September
                                                             30, 2010       30, 2009      30, 2008        30, 2007       30, 2006
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                       $  12.72      $  15.10       $  18.28       $  15.91       $  16.13
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income (loss)                              0.01         (0.07)         (0.11)          (0.14)         (0.18)
     Net realized and unrealized gains (losses)                0.72         (2.31)         (1.09)           3.10           0.40
     on Investments
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               0.73         (2.38)         (1.20)           2.96           0.22
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net realized gains                          --            --           (1.65)          (0.59)         (0.44)
     Distributions from return of capital                       --            --           (0.33)            --             --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             --            --           (1.98)          (0.59)         (0.44)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                             $  13.45      $  12.72       $  15.10       $  18.28       $  15.91
====================================================================================================================================
Total return(A)                                                5.74%       (15.76%)        (7.82%)         19.25%         1.37%
====================================================================================================================================
Net assets at end of period(000s)                            $ 23,696      $ 34,029       $ 60,959       $ 53,295       $ 55,120
====================================================================================================================================
Ratio of net expenses to average net assets                   1.55%          1.55%          1.55%          1.67%         1.85%(B)
Ratio of gross expenses to average net assets                 2.13%          1.91%          1.73%          1.80%          1.85%
Ratio of net investment income (loss) to average net          0.02%         (0.43%)        (0.72%)        (0.63%)        (0.99%)
     assets
Portfolio turnover rate                                        180%          162%           127%            156%           158%

(A)   Total returns shown exclude the effect of applicable sales loads.

(B) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.84%.

HEALTHCARE AND BIOTECHNOLOGY FUND - CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           Year ended    Year ended      Year ended   Period ended
                                                            September    September        September     September
                                                            30, 2010     30, 2009         30, 2008     30, 2007(E)
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                      $ 12.44        $ 14.90        $ 18.19        $ 15.98
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income (loss)                            (0.22)         (0.17)         (0.16)         (0.03)
     Net realized and unrealized gains (losses)               0.84          (2.29)         (1.15)          2.83
     on Investments
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                              0.62          (2.46)         (1.31)          2.80
--------------------------------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net realized gains                         --             --           (1.65)         (0.59)
     Distributions from return of capital                      --             --           (0.33)           --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                            --             --           (1.98)         (0.59)
--------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                            $ 13.06        $ 12.44        $ 14.90        $ 18.19
====================================================================================================================
Total return(A)                                              4.98%        (16.51%)        (8.53%)       18.15%(C)
====================================================================================================================
Net assets at end of period (000s)                          $ 2,465        $ 3,486        $ 5,929        $ 1,396
====================================================================================================================
Ratio of net expenses to average net assets                  2.30%           2.30%          2.30%        2.23%(D)
Ratio of gross expenses to average net assets                3.22%           2.93%          2.64%        2.57%(D)
Ratio of net investment loss to average net                 (0.76%)         (1.17%)        (1.46%)      (1.27%)(D)
assets
Portfolio turnover rate                                       180%           162%           127%          156%(C)

(C)   Not annualized.

(D)   Annualized.

(E) Represents the period from commencement of operations (November 20, 2006) through September 30, 2007.

INTERMEDIATE FIXED INCOME FUND - INSTITUTIONAL CLASS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            Year ended    Year ended     Year ended     Year ended     Year ended
                                                             September     September      September      September      September
                                                             30, 2010      30, 2009       30, 2008       30, 2007       30, 2006
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                        $ 8.73        $ 8.90         $ 9.51          $ 9.58         $ 9.94
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income                                     0.25          0.30           0.44            0.45           0.39
     Net realized and unrealized gains (losses)                0.43         (0.17)         (0.60)          (0.07)         (0.12)
     on Investments
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               0.68          0.13          (0.16)           0.38           0.27
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net investment income                     (0.25)        (0.30)         (0.45)          (0.45)         (0.40)
     Distributions from net realized gains                      --            --             --              --           (0.23)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           (0.25)        (0.30)         (0.45)          (0.45)         (0.63)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                              $ 9.16        $ 8.73         $ 8.90          $ 9.51         $ 9.58
====================================================================================================================================
Total return                                                  7.92%          1.44%         (1.95%)         4.07%          2.87%
====================================================================================================================================
Net assets at end of period (000s)                          $ 109,138      $ 103,725      $ 15,377        $ 19,485       $ 21,689
====================================================================================================================================
Ratio of net expenses to average net assets                   0.40%          0.52%          0.85%          0.87%         0.91%(A)
Ratio of gross expenses to average net assets                 0.69%          0.83%          1.15%          0.99%          0.95%
Ratio of net investment income to average net                 2.84%          3.12%          4.61%          4.72%          4.13%
assets
Portfolio turnover rate                                        71%           125%            62%            71%            62%

(A) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.89%.

MID CAP FUND - CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                               Period
                                                                 Year ended     Year ended     Year ended      ended
                                                                  September      September      September     September
                                                                  30, 2010       30, 2009       30, 2008     30, 2007(A)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                            $ 11.20        $ 13.07        $ 17.86       $ 18.14
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income (loss)                                   0.29          0.04          (0.02)       (0.00)(B)
     Net realized and unrealized gains (losses) on                  1.24         (1.85)         (4.60)         (0.28)
     Investments
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    1.53         (1.81)         (4.62)         (0.28)
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net investment income                          (0.06)        (0.03)           --             --
     Dividends from net realized gains                               --          (0.03)         (0.17)           --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (0.06)        (0.06)         (0.17)           --
-------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                                  $ 12.67        $ 11.20        $ 13.07       $ 17.86
=========================================================================================================================
Total return(C)                                                    13.72%       (13.81%)       (26.11%)      (1.54%)(D)
=========================================================================================================================
Net assets at end of period (000s)                                 $ 685          $ 453          $ 159         $ 210
=========================================================================================================================
Ratio of net expenses to average net assets                        1.21%          1.15%          1.15%        0.94%(E)
Ratio of gross expenses to average net assets                      2.84%          3.84%          4.09%       14.21%(E)
Ratio of net investment income (loss) to average net               0.34%          0.39%         (0.16%)      (0.09%)(E)
assets
Portfolio turnover rate                                             132%          187%           157%         193%(D)

(A) Represents the period from commencement of operations (May 14, 2007) through September 30, 2007.

(B)   Amount rounds to less than $0.01 per share.

(C)   Total returns shown exclude the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.

MID CAP FUND - CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                               Period
                                                                 Year ended     Year ended     Year ended      ended
                                                                  September      September      September     September
                                                                  30, 2010       30,2009        30, 2008     30, 2007(A)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                            $ 11.19        $ 13.12        $ 17.84       $ 18.14
-------------------------------------------------------------------------------------------------------------------------
Loss from investment operations:
     Net investment loss                                           (0.04)        (0.03)         (0.15)         (0.02)
     Net realized and unrealized gains (losses) on                  1.43         (1.87)         (4.40)         (0.28)
     Investments
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    1.39         (1.90)         (4.55)         (0.30)
-------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains                                --          (0.03)         (0.17)           --
-------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                                  $ 12.58        $ 11.19        $ 13.12       $ 17.84
=========================================================================================================================
Total return(C)                                                    12.42%       (14.47%)       (25.74%)      (1.65%)(D)
=========================================================================================================================
Net assets at end of period (000s)                                 $ 249          $ 169          $ 30           $ 36
=========================================================================================================================
Ratio of net expenses to average net assets                        1.94%          1.90%          1.90%        1.35%(E)
Ratio of gross expenses to average net assets                      4.57%          6.99%         31.40%       28.68%(E)
Ratio of net investment loss to average net                       (0.40%)        (0.38%)        (0.91%)      (0.51%)(E)
assets
Portfolio turnover rate                                             132%          187%           157%          193%(D)

(A) Represents the period from commencement of operations (May 14, 2007) through September 30, 2007.

(C)   Total returns shown exclude the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.

MID CAP FUND - CLASS Z
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             Year ended     Year ended     Year ended    Year ended   Period ended
                                                              September      September      September     September     September
                                                              30, 2010       30, 2009       30, 2008      30, 2007     30, 2006(B)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                        $ 11.18        $ 13.05        $ 17.85       $ 15.26        $ 16.73
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income (loss)                               0.02          0.03          (0.08)          0.09          0.01
     Net realized and unrealized gains (losses) on              1.45         (1.84)         (4.55)          2.62         (1.48)
     investments
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                1.47         (1.81)         (4.63)          2.71         (1.47)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
     Dividends form net investment income                      (0.06)        (0.03)           --           (0.12)          --
     Distributions from net realized gains                       --          (0.03)         (0.17)           --            --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (0.06)        (0.06)         (0.17)         (0.12)          --
----------------------------------------------------------- ------------- -------------- -------------- ------------- --------------
Net asset value at end of period                              $ 12.59        $ 11.18        $ 13.05       $ 17.85        $ 15.26
====================================================================================================================================
Total return                                                   13.20%       (13.83%)       (26.18%)        17.84%      (8.79%)(C)
====================================================================================================================================
Net assets at end of period (000s)                             $ 652         $ 1,814        $ 3,267       $ 15,203        $ 350
====================================================================================================================================
Ratio of net expenses to average net assets                    1.19%          1.15%          1.15%         1.14%       1.16%(D)(E)
Ratio of gross expenses to average net assets                  2.14%          2.22%          1.48%         1.25%        1.82%(D)
Ratio of net investment income (loss) to average net           0.45%          0.39%         (0.27%)       (0.12%)       0.63%(D)
assets
Portfolio turnover rate                                         132%          187%           157%           193%         323%(C)

(B) Represents the period from commencement of operations (April 24, 2006) through September 30, 2006.

(C)   Not annualized.

(D)   Annualized.

(E) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.15%.


MID CAP FUND - CLASS Y
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                              Year          Year          Year        Year          Year
                                                             ended         ended         ended        ended         ended
                                                           September     September     September    September     September
                                                            30, 2010      30, 2009      30, 2008     30, 2007      30, 2006
------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                      $ 11.25       $ 13.14       $ 17.91      $ 15.28       $ 15.36
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income                                   0.08          0.07          0.01         0.11          0.04
     Net realized and unrealized gains (losses)              1.44         (1.88)        (4.61)        2.65          1.00
     on Investments
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             1.52         (1.81)        (4.60)        2.76          1.04
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net investment income                   (0.09)        (0.05)          --         (0.13)        (0.03)
     Distributions from net realized gains                    --          (0.03)        (0.17)         --          (1.09)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (0.09)        (0.08)        (0.17)       (0.13)        (1.12)
------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                            $ 12.68       $ 11.25       $ 13.14      $ 17.91       $ 15.28
==============================================================================================================================
Total return                                                13.58%       (13.68%)      (25.92%)      18.13%         7.10%
==============================================================================================================================
Net assets at end of period (000s)                         $ 123,493     $ 168,313     $ 422,356    $ 482,047     $ 87,032
==============================================================================================================================
Ratio of net expenses to average net assets                  0.94%         0.90%         0.90%        0.90%       0.91%(A)
Ratio of gross expenses to average net assets                1.07%         1.05%         1.03%        1.06%         1.81%
Ratio of net investment income to average net                0.71%         0.61%         0.09%        0.39%         0.82%
     assets
Portfolio turnover rate                                      132%          187%          157%         193%          323%

(A) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.90%.

PREMIUM YIELD EQUITY FUND - CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                           Year ended     Year ended   Period ended
                                                            September      September     September
                                                            30, 2010       30, 2009     30, 2008(A)
----------------------------------------------------------------------------------------------------
Net asset value at beginning of period                       $ 5.93        $ 7.56        $ 10.00
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income                                    0.21          0.22           0.33
     Net realized and unrealized gains (losses)               0.54         (1.64)         (2.44)
     on Investments
----------------------------------------------------------------------------------------------------
Total from investment operations                              0.75         (1.42)         (2.11)
----------------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net investment income                    (0.20)        (0.21)         (0.32)
     Distributions from return of capital                      --            --           (0.01)
----------------------------------------------------------------------------------------------------
Total distributions                                          (0.20)        (0.21)         (0.33)
----------------------------------------------------------------------------------------------------
Net asset value at end of period                             $ 6.48        $ 5.93         $ 7.56
====================================================================================================
Total return(B)                                              12.82%       (18.40%)     (21.48)%(C)
====================================================================================================
Net assets at end of period (000s)                          $ 22,441      $ 19,879       $ 19,411
====================================================================================================
Ratio of net expenses to average net assets                  1.20%          1.20%        1.20%(D)
Ratio of gross expenses to average net assets                1.40%          1.55%        1.53%(D)
Ratio of net investment income to average net                3.30%          3.97%        4.68%(D)
assets
Portfolio turnover rate                                       29%            30%         181%(C)

(A) Represents the period from commencement of operations (December 3, 2007) through September 30, 2008.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

PREMIUM YIELD EQUITY FUND - CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           Year ended    Year ended    Period ended
                                                            September     September     September
                                                            30, 2010      30, 2009      30, 2008(A)
----------------------------------------------------------------------------------------------------
Net asset value at beginning of period                       $ 5.93        $ 7.56        $ 10.00
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income                                    0.16          0.10           0.29
     Net realized and unrealized gains (losses)               0.55         (1.55)         (2.45)
     on Investments
----------------------------------------------------------------------------------------------------
Total from investment operations                              0.71         (1.45)         (2.16)
----------------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net investment income                    (0.15)        (0.18)         (0.27)
     Distributions from return of capital                      --            --           (0.01)
----------------------------------------------------------------------------------------------------
Total distributions                                          (0.15)        (0.18)         (0.28)
----------------------------------------------------------------------------------------------------
Net asset value at end of period                             $ 6.49        $ 5.93         $ 7.56
====================================================================================================
Total return(B)                                              12.11%       (18.96%)     (21.95)%(C)
====================================================================================================
Net assets at end of period (000s)                          $ 6,870        $ 3,319        $ 567
====================================================================================================
Ratio of net expenses to average net assets                  1.95%          1.95%        1.94%(D)
Ratio of gross expenses to average net assets                2.23%          3.08%        5.31%(D)
Ratio of net investment income to average net                2.60%          2.80%        3.93%(D)
assets
Portfolio turnover rate                                       29%            30%         181%(C)

(A) Represents the period from commencement of operations (December 3, 2007) through September 30, 2008.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

PREMIUM YIELD EQUITY FUND - CLASS Y
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           Year ended     Year ended   Period ended
                                                            September      September    September
                                                            30, 2010       30, 2009     30, 2008(A)
----------------------------------------------------------------------------------------------------
Net asset value at beginning of period                       $ 5.92        $ 7.55         $ 8.30
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income                                    0.22          0.22           0.04
     Net realized and unrealized gains (losses)               0.54         (1.62)         (0.73)
     on Investments
----------------------------------------------------------------------------------------------------
Total from investment operations                              0.76         (1.40)         (0.69)
----------------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net investment income                    (0.21)        (0.23)         (0.05)
     Distributions from return of capital                      --            --           (0.01)
----------------------------------------------------------------------------------------------------
Total distributions                                          (0.21)        (0.23)         (0.06)
----------------------------------------------------------------------------------------------------
Net asset value at end of period                             $ 6.47        $ 5.92         $ 7.55
====================================================================================================
Total return                                                 13.14%       (18.22%)      (8.37)%(B)
====================================================================================================
Net assets at end of period (000s)                          $ 11,540        $ 551          $ 2
====================================================================================================
Ratio of net expenses to average net assets                  0.95%          0.95%        0.90%(C)
Ratio of gross expenses to average net assets                1.53%         13.70%       453.70%(C)
Ratio of net investment income to average net                3.77%          2.97%        3.16%(C)
assets
Portfolio turnover rate                                       29%            30%         181%(B)

(A) Represents the period from commencement of operations (August 12, 2008) through September 30, 2008.

(B)   Not annualized.

(C)   Annualized.

SANDS CAPITAL SELECT GROWTH FUND - CLASS Y
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            Year ended     Year ended     Year ended     Year ended     Year ended
                                                             September      September      September      September      September
                                                             30, 2010       30, 2009       30, 2008       30, 2007       30, 2006
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                        $ 7.34        $ 6.86         $ 9.15          $ 7.60         $ 7.81
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment loss                                      (0.07)        (0.03)         (0.06)          (0.05)         (0.06)
     Net realized and unrealized gains (losses)                1.56          0.51          (2.23)           1.60          (0.15)
     on Investments
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               1.49          0.48          (2.29)           1.55          (0.21)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                              $ 8.83        $ 7.34         $ 6.86          $ 9.15         $ 7.60
====================================================================================================================================
Total return                                                  20.44%         7.00%        (25.03%)         20.39%        (2.69%)
====================================================================================================================================
Net assets at end of period (000s)                          $ 120,333      $ 82,918       $ 130,920      $ 213,672      $ 182,001
====================================================================================================================================
Ratio of net expenses to average net assets                   1.22%          0.98%          1.16%          1.03%          1.10%
Ratio of gross expenses to average net assets                 1.28%          1.05%          1.19%          1.03%          1.23%
Ratio of net investment loss to average net                  (0.52%)        (0.48%)        (0.59%)        (0.67%)        (0.74%)
assets
Portfolio turnover rate                                        27%            50%            39%            24%            24%


SANDS CAPITAL SELECT GROWTH FUND - CLASS Z
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            Year ended     Year ended    Year ended      Year ended     Year ended
                                                             September      September     September       September      September
                                                             30, 2010       30, 2008      30, 2007        30, 2006       30, 2005
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                        $ 7.24        $ 6.79         $ 9.08          $ 7.57         $ 7.80
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment loss                                      (0.04)        (0.04)         (0.06)          (0.09)         (0.05)
     Net realized and unrealized gains (losses)                1.50          0.49          (2.23)           1.60          (0.18)
     on Investments
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               1.46          0.45          (2.29)           1.51          (0.23)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                              $ 8.70        $ 7.24         $ 6.79          $ 9.08         $ 7.57
====================================================================================================================================
Total return                                                  20.17%         6.63%        (25.22%)         19.95%        (2.95%)
====================================================================================================================================
Net assets at end of period (000s)                          $ 540,329      $ 333,200      $ 363,955      $ 380,025      $ 365,390
====================================================================================================================================
Ratio of net expenses to average net assets                   1.47%          1.23%          1.41%          1.29%          1.35%
Ratio of gross expenses to average net assets                 1.53%          1.32%          1.43%          1.35%          1.48%
Ratio of net investment loss to average net                  (0.79%)        (0.74%)        (0.85%)        (0.92%)        (0.99%)
assets
Portfolio turnover rate                                        27%            50%            39%            24%            24%

SHORT DURATION FIXED INCOME FUND - CLASS Y
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             Period ended      Period ended
                                                               September         September
                                                               30, 2010         30, 2009(A)
--------------------------------------------------------------------------------------------
Net asset value at beginning of period                          $ 9.95           $ 9.79
--------------------------------------------------------------------------------------------
Income from investment operations:
     Net investment income                                       0.32             0.13
     Net realized and unrealized gains (losses) on               0.03             0.16
     investments
--------------------------------------------------------------------------------------------
Total from investment operations                                 0.35             0.29
--------------------------------------------------------------------------------------------
Dividends from net investment income                            (0.33)           (0.13)
--------------------------------------------------------------------------------------------
Net asset value at end of period                                $ 9.97           $ 9.95
============================================================================================
Total return                                                    3.61%           3.02%(B)
============================================================================================
Net assets at end of period (000s)                              $ 767             $ 592
============================================================================================
Ratio of net expenses to average net assets                     0.49%           0.48%(C)
Ratio of gross expenses to average net assets                   3.98%           1.49%(C)
Ratio of net investment income to average net                   3.22%           3.03%(C)
assets
Portfolio turnover rate                                          45%             79% (B)

(A) Represents the period from commencement of operations (May 4, 2009) through September 30, 2009.

(B)   Not annualized.

(C)   Annualized.


SHORT DURATION FIXED INCOME FUND - CLASS Z
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            Year ended    Year ended      Year ended     Year ended     Year ended
                                                             September     September       September      September      September
                                                             30, 2010      30, 2009        30, 2008       30, 2007       30, 2006
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                        $ 9.94        $ 9.59         $ 9.81          $ 9.76         $ 9.87
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income                                     0.29          0.32           0.45            0.45           0.38
     Net realized and unrealized gains (losses)                0.04          0.35          (0.22)           0.05          (0.07)
     on Investments
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               0.33          0.67           0.23            0.50           0.31
------------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                          (0.31)        (0.32)         (0.45)          (0.45)         (0.42)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                              $ 9.96        $ 9.94         $ 9.59          $ 9.81         $ 9.76
====================================================================================================================================
Total return                                                  3.36%          7.13%          2.36%          5.19%          3.23%
====================================================================================================================================
Net assets at end of period (000s)                           $ 43,411      $ 43,749       $ 46,989        $ 59,192       $ 76,090
====================================================================================================================================
Ratio of net expenses to average net assets                   0.74%          0.74%          0.74%          0.74%          0.72%
Ratio of gross expenses to average net assets                 1.04%          0.96%          0.94%          0.82%          0.74%
Ratio of net investment income to average net                 2.94%          3.24%          4.60%          4.62%          3.97%
assets
Portfolio turnover rate                                        45%            79%            25%            21%            10%

SMALL CAP VALUE FUND - CLASS Z
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                            Year ended    Year ended      Year ended     Year ended     Year ended
                                                             September     September       September      September      September
                                                             30, 2010      30, 2009        30, 2008       30, 2007       30, 2006
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                       $ 13.26        $ 15.45        $ 20.48        $ 18.94        $ 18.35
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income (loss)                            0.00(A)         0.02         (0.00)(A)        (0.02)         (0.08)
     Net realized and unrealized gains (losses)                1.64         (2.17)         (3.22)           2.05           0.96
     on Investments
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               1.64         (2.15)         (3.22)           2.03           0.88
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
     Dividends from net investment income                       --          (0.02)         (0.02)            --           (0.02)
     Distributions from net realized gains                      --          (0.02)         (1.79)          (0.49)         (0.27)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             --          (0.04)         (1.81)          (0.49)         (0.29)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                             $ 14.90        $ 13.26        $ 15.45        $ 20.48        $ 18.94
====================================================================================================================================
Total return                                                  12.37%       (13.90%)       (16.81%)         10.77%         4.84%
====================================================================================================================================
Net assets at end of period (000s)                           $ 64,553      $ 84,046       $ 132,113      $ 204,027      $ 249,431
====================================================================================================================================
Ratio of net expenses to average net assets                   1.50%          1.50%          1.50%          1.58%         1.63%(B)
Ratio of gross expenses to average net assets                 1.73%          1.72%          1.74%          1.71%          1.65%
Ratio of net investment income (loss) to average net         0.00%(A)        0.20%         (0.03%)        (0.01%)        (0.43%)
     assets
Portfolio turnover rate                                        158%          215%           222%            127%           99%

(A)   Amounts round to less than $0.01 per share or 0.01%.

(B) The ratio of net expenses to average net assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.62%.


ULTRA SHORT DURATION FIXED INCOME FUND - CLASS Z
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                            Year ended     Year ended     Year ended     Year ended     Year ended
                                                             September      September      September      September      September
                                                             30, 2010       30, 2009       30, 2008       30, 2007       30, 2006
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                        $ 9.66        $ 9.74         $ 10.08        $ 10.06        $ 10.08
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income                                     0.18          0.32           0.47            0.53           0.44
     Net realized and unrealized gains (losses)                0.06         (0.07)         (0.34)           0.01          (0.02)
     on Investments
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               0.24          0.25           0.13            0.54           0.42
------------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                          (0.22)        (0.33)         (0.47)          (0.52)         (0.44)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                              $ 9.68        $ 9.66         $ 9.74         $ 10.08        $ 10.06
====================================================================================================================================
Total return                                                  2.49%          2.60%          1.26%          5.48%          4.28%
====================================================================================================================================
Net assets at end of period (000s)                          $ 236,650      $ 108,552      $ 143,837      $ 146,045      $ 173,716
====================================================================================================================================
Ratio of net expenses to average net assets                   0.69%          0.69%          0.69%          0.69%          0.69%
Ratio of gross expenses to average net assets                 0.81%          0.85%          0.82%          0.75%          0.69%
Ratio of net investment income to average net                 1.69%          3.41%          4.72%          5.25%          4.30%
assets
Portfolio turnover rate                                        119%           15%            56%            26%            38%

TOUCHSTONE INVESTMENTS*

DISTRIBUTOR
Touchstone Securities, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH  45202-4203
1.800.638.8194
www.TouchstoneInvestments.com

INVESTMENT ADVISOR
Touchstone Advisors, Inc.*
303 Broadway, Suite 1100
Cincinnati, OH 45202-4203

TRANSFER AGENT
JPMorgan Chase Bank, N.A.
303 Broadway, Suite 900
Cincinnati, OH 45202-4203

SHAREHOLDER SERVICES
1.800.543.0407

*A Member of Western & Southern Financial Group

The following are federal trademark registrations and applications owned by IFS Financial Services, Inc., a member of Western & Southern Financial Group:
Touchstone, Touchstone Funds, Touchstone Investments, Touchstone Family of Funds and Touchstone Select.

[LOGO] TOUCHSTONE INVESTMENTS(R)

303 Broadway, Suite 1100
Cincinnati, OH 45202-4203




Go paperless, sign up today at:
www.TouchstoneInvestments.com/home

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI provides more detailed information about the Funds and is legally a part of this Prospectus.

ANNUAL/SEMIANNUAL REPORTS ("FINANCIAL REPORTS"): The Funds' Financial Reports provide additional information about the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

You can get free copies of the SAI, the Financial Reports, other information and answers to your questions about the Funds by contacting your financial advisor or by contacting Touchstone Investments at 1.800.543.0407. The SAI and Financial Reports are also available on the Touchstone Investments website at: www.TouchstoneInvestments.com/home/formslit/

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can receive information about the operation of the Public Reference Room by calling the SEC at 1.202.551.8090.

Reports and other information about the Funds are available on the EDGAR database of the SEC's internet site at http://www.sec.gov. For a fee, you can get text-only copies of reports and other information by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520 or by sending an e-mail request to: publicinfo@sec.gov.


Investment Company Act file no. 811-08104                       TSF-56-TFGT-1101

                          TOUCHSTONE FUNDS GROUP TRUST
                       STATEMENT OF ADDITIONAL INFORMATION


---------------------------------------------------------------------------------------------------------------------
                                            CLASS A        CLASS C       CLASS Y      CLASS Z       INSTITUTIONAL
---------------------------------------------------------------------------------------------------------------------
Touchstone Healthcare and                    THBCX          THBFX
Biotechnology Fund
---------------------------------------------------------------------------------------------------------------------
Touchstone Mid Cap Fund                      TMAPX          TMCJX         TMCPX        TMCTX
---------------------------------------------------------------------------------------------------------------------
Touchstone Premium Yield
Equity Fund                                  TPYAX          TPYCX         TPYYX
---------------------------------------------------------------------------------------------------------------------
Touchstone Sands Capital Select
Growth Fund                                  TSNAX          TSNCX         CFSIX        PTSGX
---------------------------------------------------------------------------------------------------------------------
Touchstone Short Duration Fixed
Income Fund                                                               TSDYX        TSDGX
---------------------------------------------------------------------------------------------------------------------
Touchstone Intermediate Fixed
Income Fund                                                                                             TCFIX
---------------------------------------------------------------------------------------------------------------------
Touchstone Small Cap Value Fund              TVOAX          TVOCX         TVOYX        TSVOX            TVOIX
---------------------------------------------------------------------------------------------------------------------
Touchstone Ultra Short Duration
Fixed Income Fund                                                                      TSDOX
---------------------------------------------------------------------------------------------------------------------
Touchstone Capital Appreciation
Fund                                         TCFAX          TCACX         TCAYX                         TAFIX
---------------------------------------------------------------------------------------------------------------------
Touchstone Core Plus Fixed
Income Fund                                  TCPAX          TCPCX         TCPYX                         TCPNX
---------------------------------------------------------------------------------------------------------------------
Touchstone Emerging Markets
Equity Fund                                  TEMAX          TEFCX         TEMYX                         TMEIX
---------------------------------------------------------------------------------------------------------------------
Touchstone Global Equity Fund                TGEAX          TGECX         TGEYX                         TGFIX
---------------------------------------------------------------------------------------------------------------------
Touchstone Global Real Estate Fund           TGAAX          TGACX         TRFYX                         TRFIX
---------------------------------------------------------------------------------------------------------------------
Touchstone International Fixed
Income Fund                                  TIFAX          TIFCX         TIFYX                         TIFIX
---------------------------------------------------------------------------------------------------------------------
Touchstone Large Cap Relative
Value Fund                                   TRVAX          TRVCX         TRVYX                         TRVIX
---------------------------------------------------------------------------------------------------------------------
Touchstone Market Neutral
Equity Fund                                  TSEAX          TSECX         TSEYX
---------------------------------------------------------------------------------------------------------------------
Touchstone Mid Cap Value Fund                TCVAX          TMFCX         TCVYX                         TCVIX
---------------------------------------------------------------------------------------------------------------------
Touchstone Small Cap Core Fund               TSFAX          TSFCX         TSFYX                         TSFIX
---------------------------------------------------------------------------------------------------------------------
Touchstone Focused Equity Fund               TFEAX          TFECX         TFEYX                         TFEIX
---------------------------------------------------------------------------------------------------------------------

                                JANUARY 28, 2011

This Statement of Additional Information ("SAI") is not a prospectus and relates only to the above-referenced funds (each a "Fund" and, together, the "Funds"). It is intended to provide additional information regarding the activities and operations of the Touchstone(R) Funds Group Trust (the "Trust") and should be read in conjunction with the Touchstone Funds Group Trust Prospectuses dated January 28, 2011 as amended from time to time. The Funds' audited financial statements are contained in the Trust's Annual Report, which is incorporated into and deemed to be part of this SAI. The Semi-Annual Report for the six months ended March 31, 2010 is also incorporated into this SAI by reference. A copy of the Prospectuses, Annual Report and Semiannual Report may be obtained without charge by calling 1-800-543-0407, or by visiting our website at www.TouchstoneInvestments.com.

                                TABLE OF CONTENTS

THE TRUST...................................................................

PERMITTED INVESTMENTS AND RISK FACTORS......................................

INVESTMENT LIMITATIONS......................................................

THE ADVISOR.................................................................

THE ADMINISTRATOR...........................................................

DISTRIBUTION AND SHAREHOLDER SERVICES.......................................

TRUSTEES AND OFFICERS OF THE TRUST..........................................

PURCHASE AND REDEMPTION OF SHARES...........................................

DETERMINATION OF NET ASSET VALUE............................................

TAXES.......................................................................

PORTFOLIO TRANSACTIONS......................................................

DISCLOSURE OF PORTFOLIO HOLDINGS............................................

VOTING......................................................................

DESCRIPTION OF SHARES.......................................................

SHAREHOLDER LIABILITY.......................................................

LIMITATION OF TRUSTEES' LIABILITY...........................................

CODE OF ETHICS..............................................................

PROXY VOTING................................................................

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS..................................

CUSTODIAN...................................................................

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............................

LEGAL COUNSEL...............................................................

FINANCIAL STATEMENTS........................................................

APPENDIX A - DESCRIPTION OF CORPORATE BOND RATINGS..........................

APPENDIX B - PROXY VOTING POLICIES..........................................

THE TRUST


This SAI relates only to the Touchstone Intermediate Fixed Income Fund ("Intermediate Fixed Income Fund") (formerly Touchstone Clover Core Fixed Income Fund and Constellation Clover Core Fixed Income Fund), Touchstone Ultra Short Duration Fixed Income Fund ("Ultra Short Duration Fixed Income Fund") (formerly Constellation Chartwell Ultra Short Duration Fixed Income Fund), Touchstone Short Duration Fixed Income Fund ("Short Duration Fixed Income Fund") (formerly Constellation Chartwell Short Duration Fixed Income Fund), Touchstone Sands Capital Select Growth Fund ("Sands Capital Select Growth Fund") (formerly Constellation Sands Capital Select Growth Fund), Touchstone Mid Cap Fund ("Mid Cap Fund") (formerly Constellation TIP Mid Cap Fund), Touchstone Healthcare and Biotechnology Fund ("Healthcare and Biotechnology Fund") (formerly TIP Healthcare and Biotechnology Fund), Touchstone Small Cap Value Fund ("Small Cap Value Fund") (formerly Constellation TIP Small Cap Value Opportunities and Touchstone Small Cap Value Opportunities Fund), Touchstone Premium Yield Equity Fund ("Premium Yield Equity Fund"), Touchstone Capital Appreciation Fund ("Capital Appreciation Fund"), Touchstone Core Plus Fixed Income Fund ("Core Plus Fixed Income Fund"), Touchstone Emerging Markets Equity Fund ("Emerging Markets Equity Fund"), Touchstone Global Equity Fund ("Global Equity Fund"), Touchstone Global Real Estate Fund ("Global Real Estate Fund"), Touchstone International Fixed Income Fund ("International Fixed Income Fund"), Touchstone Large Cap Relative Value Fund ("Large Cap Relative Value Fund"), Touchstone Market Neutral Equity Fund ("Market Neutral Equity Fund") (formerly Touchstone Long/Short Equity Fund), Touchstone Mid Cap Value Fund ("Mid Cap Value Fund"), Touchstone Small Cap Core Fund ("Small Cap Core Fund") and Touchstone Focused Equity Fund ("Focused Equity Fund"). Each Fund is a separate series of the Touchstone Funds Group Trust (formerly, Constellation Funds, formerly Alpha Select Funds) (the "Trust"), an open-end management investment company established as a Delaware statutory trust under an Agreement and Declaration of Trust dated October 25, 1993, as amended on March 24, 2004, and November 20, 2006 (the "Declaration of Trust"), which consists of both diversified and non-diversified Funds. All Funds are diversified except for the Sands Capital Select Growth Fund, the Healthcare and Biotechnology Fund, the Global Real Estate Fund, the Small Cap Core Fund, the International Fixed Income Fund and the Focused Equity Fund. Prior to November 20, 2006, the name of the Trust was Constellation Funds. Effective November 20, 2006, the Trust's name changed to Touchstone Funds Group Trust. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the "shares") and separate classes of funds. Each Fund is a separate mutual fund and each share of each Fund represents an equal proportionate interest in that Fund.


The Trust offers five separate classes of shares: Class A, Class C, Class Z, Class Y and Institutional shares. The shares of a Fund represent an interest in the same assets of such Fund, have the same rights and are identical in all material respects except that: (i) each class of shares may bear different (or no) distribution fees; (ii) each class of shares may be subject to different (or
no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (v) certain classes offer different features and services to shareholders. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

The Trust's Funds and Classes thereof that are currently offered are listed below:


------------------------------------------------------------------------------------------------------
                                                                                     INSTITUTIONAL
FUNDS                                     CLASS A   CLASS C    CLASS Y   CLASS Z         SHARES
------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund            x         x
------------------------------------------------------------------------------------------------------
Small Cap Value Fund                         x         x          x         x              x
------------------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund                                                             x
------------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund                                      x
------------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund                                  x         x
------------------------------------------------------------------------------------------------------
Mid Cap Fund                                 x         x          x         x
------------------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund             x         x          x         x
------------------------------------------------------------------------------------------------------
Premium Yield Equity Fund                    x         x          x
------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                    x         x          x                        x
------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Fund                  x         x          x                        x
------------------------------------------------------------------------------------------------------
Emerging Markets Equity Fund                 x         x          x                        x
------------------------------------------------------------------------------------------------------
Global Equity Fund                           x         x          x                        x
------------------------------------------------------------------------------------------------------
Global Real Estate Fund                      x         x          x                        x
------------------------------------------------------------------------------------------------------
International Fixed Income Fund              x         x          x                        x
------------------------------------------------------------------------------------------------------
Large Cap Relative Value Fund                x         x          x                        x
------------------------------------------------------------------------------------------------------
Market Neutral Equity Fund                   x         x          x
------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                           x         x          x                        x
------------------------------------------------------------------------------------------------------
Small Cap Core Fund                          x         x          x                        x
------------------------------------------------------------------------------------------------------
Focused Equity Fund                          x         x          x                        x
------------------------------------------------------------------------------------------------------

Effective as of the close of business on May 7, 2004, the Intermediate Fixed Income Fund, Ultra Short Duration Fixed Income Fund, Short Duration Fixed Income Fund, Small Cap Value Fund and Healthcare and Biotechnology Fund acquired all of the assets and liabilities of the Turner Funds, which include Turner Core Value Fund, Turner Small Cap Value Fund, Turner Core Fixed Income Fund, Turner Ultra Short Duration Fixed Income Fund, Turner Short Duration Fixed Income Fund, Turner Small Cap Value Opportunities Fund and Turner Healthcare and Biotechnology Fund (each a "Constellation Turner Fund"), respectively. Performance information relating to an aforementioned Fund presented prior to May 7, 2004 refers to the Fund's performance as a predecessor Constellation Turner Fund.


Effective as of the close of business on July 30, 2004, the Sands Capital Select Growth Fund acquired all of the assets and liabilities of the Pitcairn Select Growth Fund. Performance information relating to an aforementioned Fund presented prior to July 30, 2004 refers to the Fund's performance as the Pitcairn Select Growth Fund.

Effective as of the close of business on April 14, 2005, the Mid Cap Fund acquired all of the assets and liabilities of the Constellation Institutional Portfolios' Midcap Core Portfolio (the "predecessor CIP Midcap Core Portfolio"). Performance information presented prior to April 15, 2005 refers to the Fund's performance as the predecessor CIP Midcap Core Portfolio.


From the Healthcare and Biotechnology Fund's inception on February 28, 2001 until May 7, 2004, the Fund operated as the Turner Healthcare & Biotechnology Fund, a portfolio of the Turner Funds and was advised by TIP. On May 7, 2004, the Turner Healthcare & Biotechnology Fund was reorganized into the Constellation TIP Healthcare & Biotechnology Fund. On November 20, 2006 the Constellation TIP Healthcare & Biotechnology Fund was renamed the Touchstone Healthcare and Biotechnology Fund. Turner Investment Partners, Inc. remained the sub-advisor after this name change. At a meeting of the Board of Trustees of the Touchstone Healthcare & Biotechnology Fund held on November 18, 2010, the Trustees approved a proposal to reorganize the Fund into the Touchstone Large Cap Growth Fund, a series of Touchstone Strategic Trust. If shareholders of the Fund approve the reorganization proposal, the Fund will liquidate by transferring substantially all of its assets to the Touchstone Large Cap Growth Fund. The Class A and Class C shares of the Fund were closed to all new and subsequent investments effective as of the close of business on November 26, 2010, except that the Fund may continue to accept systematic contributions from defined contribution and similar plans until such time as it is administratively feasible to terminate these arrangements.


From the Mid Cap Fund's inception on January 2, 2003 until April 14, 2005, the Fund operated as the Midcap Core Portfolio, a separate series of Constellation Institutional Portfolios. TIP served as the Midcap Core Portfolio's investment advisor from January 2, 2003 until March 1, 2004, and as the Midcap Core Portfolio's investment sub-advisor with day-to-day portfolio management responsibility from March 1, 2004 until April 14, 2005. On April 14, 2005, the Midcap Core Portfolio was reorganized into the Constellation TIP Mid Cap Fund. On November 20, 2006, the Constellation TIP Mid Cap Fund was renamed the Touchstone Mid Cap Fund. TIP remained as the sub-advisor after these changes. On February 2, 2009, the Fund's Y Shares were renamed the Institutional shares. On January 28, 2010, the Institutional shares were renamed the Y shares.

From the Sands Capital Select Growth Fund's inception on August 11, 2000 until August 1, 2004, the Fund operated as the Pitcairn Select Growth Fund and was managed by Sands Capital. On August 1, 2004, the Pitcairn Select Growth Fund was reorganized into the Constellation Sands Capital Select Growth Fund. On November 20, 2006 the Constellation Sands Capital Select Growth Fund was renamed the Touchstone Sands Capital Select Growth Fund. Sands Capital remained as the sub-advisor after the change.

From the Short Duration Fixed Income Fund's inception on March 1, 1994 until July 1, 1999, the Fund operated as the Alpha Select Short Duration Government Funds - Three Year Portfolio. On July 1, 1999, the Fund converted to the TIP Funds (now Turner Funds) Turner Short Duration Government Funds - Three Year Portfolio, and later the Turner Short Duration Fixed Income Fund. On May 7, 2004, the Turner Short Duration Fixed Income Fund was reorganized into the Constellation Chartwell Short Duration Fixed Income Fund. On November 20, 2006 the Constellation Chartwell Short Duration Fixed Income Fund was renamed the Touchstone Short Duration Fixed Income Fund. In February 2009 the Fund replaced its previous sub-advisor with Longfellow Investment Management Co.

From the Intermediate Fixed Income Fund's inception on December 6, 1991 until May 1, 2001, the Fund operated as the Clover Fixed Income Fund and was advised by Clover Capital Management, Inc. On May 1, 2001, the shareholders of the Clover Fixed Income Fund voted to approve Turner Investment Partners, Inc. as the Fund's investment advisor and Clover Capital Management, Inc. as the sub-advisor, and from that date until May 7, 2004, the Fund operated as the Turner Core Fixed Income Fund. On May 7, 2004, the Turner Core Fixed Income Fund was reorganized into the Constellation Clover Core Fixed Income Fund. On November 20, 2006 the Constellation Clover Core Fixed Income Fund was renamed the Touchstone Clover Core Fixed Income Fund. Clover Capital Management, Inc. remained as the sub-advisor after the change. On December 1, 2008, Federated Investors, Inc. acquired Clover Capital Management, Inc. On April 22, 2009, Milne LLC d/b/a JKMilne Asset Management became sub-advisor to the Fund and the Fund was renamed the Touchstone Intermediate Fixed Income Fund. Prior to April 22, 2009, the Fund's Institutional Shares were named "Class I Shares."


From the Small Cap Value Fund's inception on March 4, 2002 until May 7, 2004, the Fund operated as the Turner Small Cap Value Opportunities Fund, a portfolio of the Turner Funds and was advised by Turner Investment Management, LLC, a majority-owned subsidiary of TIP. On May 7, 2004, the Turner Small Cap Value Opportunities Fund was reorganized into the Constellation TIP Small Cap Value Opportunities Fund. Effective December 22, 2005, the Fund's name was changed to Constellation Small Cap Value Opportunities Fund. On November 20, 2006 the Constellation Small Cap Value Opportunities Fund was renamed the Touchstone Small Cap Value Opportunities Fund. Turner Investment Partners, Inc. and Diamond Hill Capital Management, Inc. remained as the sub-advisors to the Fund after the change. James Investment Research, Inc. became a Sub-Advisor to the Fund on June 20, 2007. Diamond Hill Capital Management, Inc. and James Investment Research, Inc. were removed as Sub-Advisors to the Fund on June 16, 2008. Turner Investment Partners, Inc. was replaced as Sub-Advisor to the Fund on December 6, 2010 by DePrince, Race and Zollo, Inc. On December 6, 2010 the Touchstone Small Cap Value Opportunities Fund was renamed the Touchstone Small Cap Value Fund.


From the Ultra Short Duration Fixed Income Fund's inception on March 1, 1994 until July 1, 1999, the Fund operated as the Alpha Select Short Duration Government Funds - One Year Portfolio. On July 1, 1999, the Fund converted to the TIP Funds (now Turner Funds) Turner Short Duration Government Funds - One Year Portfolio, and later the Turner Ultra Short Duration Fixed Income Fund. On May 7, 2004, the Turner Ultra Short Duration Fixed Income Fund was reorganized into the Constellation Chartwell Ultra Short Duration Fixed Income Fund. On November 20, 2006 the Constellation Chartwell Ultra Short Duration Fixed Income Fund was renamed the Touchstone Ultra Short Duration Fixed Income Fund. In October 2008, the Fund replaced its previous sub-advisor with Fort Washington Investment Advisors, Inc. The performance shown prior to October 2008 represents the performance of the previous sub-advisor.

PERMITTED INVESTMENTS AND RISK FACTORS

Each Fund's principal strategy and principal risks are described in the Prospectuses. The following supplements the information contained in the Prospectuses concerning each Fund's principal strategy and principal risks. In addition, although not principal strategies of the Funds, the Funds may invest in other types of securities and engage in other investment practices as described in the Prospectuses or in this SAI. Unless otherwise indicated, each Fund is permitted to invest in each of the investments listed below, or engage in each of the investment techniques listed below consistent with the Fund's investment objectives, policies and strategies. The investment limitations below are considered to be non-fundamental policies which may be changed at any time by a vote of the Fund's Board of Trustees, unless designated as a "Fundamental" policy. In addition, any stated percentage limitations are measured at the time of the purchase of a security.

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

ADRs as well as other "hybrid" forms of ADRs, including GDRs, are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends interest and shareholder information regarding corporate actions. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

The Intermediate Fixed Income Fund, Ultra Short Duration Fixed Income Fund and Short Duration Fixed Income Fund do not invest in ADRs. The Capital Appreciation Fund, Large Cap Relative Value Fund and Mid Cap Value Fund may invest up to 10% of their net assets in ADRs. The Focused Equity Fund may invest up to 35% of its net assets in ADRs.

BORROWING

Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates. The Funds have adopted fundamental limitations and certain of the Funds have also adopted non-fundamental limitations which restrict circumstances in which and degree to which the Funds can engage in borrowing. See the section entitled "Investment Limitations," below.

BUSINESS DEVELOPMENT COMPANIES

Business development companies ("BDCs") are a type of closed-end fund regulated under the Investment Company Act of 1940, as amended (the "1940 Act"). BDCs are publicly-traded mezzanine/private equity funds that typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for capital raising. BDCs are unique in that at least 70% of their investments must be made to private U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. BDCs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). BDCs have expenses associated with their operations. Accordingly, the Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based fees, charged by the BDCs in which it invests.

Investments in BDCs are subject to various risks, including management's ability to meet the BDC's investment objective, and to manage the BDC's portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their net asset value. The Premium Yield Equity Fund and Focused Equity Fund may invest up to 10% of their net assets in BDCs.

CANADIAN INCOME TRUSTS

Canadian Income Trusts are a qualified income trust as designated by the Canada Revenue Agency that operates as a profit-seeking corporation. This type of income trust, which pays out all earnings to unit holders before paying taxes, is usually traded publicly on a securities exchange. Canadian income trusts enjoy special corporate tax privileges. The Premium Yield Equity Fund may invest up to 10% of its net assets in Canadian Income Trusts.

CONVERTIBLE SECURITIES

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

The Ultra Short Duration Fixed Income Fund, Short Duration Fixed Income Fund and Intermediate Fixed Income Fund do not invest in convertible securities.

DERIVATIVES

Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options on securities (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., collateralized mortgage obligations ("CMOs")), real estate mortgage investment conduits ("REMICs"), interest-only ("IOs") and principal-only ("POs"), when issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., receipts and separately traded registered interested and principal securities ("STRIPs")), privately issued stripped securities (e.g., TGRs, TRs, and CATs). These various instruments are discussed later in this section.

The Intermediate Fixed Income Fund may invest in mortgage-backed securities, variable and floating rate securities, REMICs, when issued securities and forward commitments, stripped U.S. Treasury securities and privately issued stripped securities, but not in other derivatives discussed above.

EQUITY-LINKED WARRANTS

Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs). Being American style warrants, they can be exercised at any time. The warrants are U.S. dollar denominated and priced daily on several international stock exchanges.

EUROBONDS

A Eurobond is a bond denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars (U.S. dollars held in banks outside of the United States), they may pay principal and interest in other currencies.

EXCHANGE TRADED FUNDS

Exchange traded funds ("ETFs") represent shares of ownership in either mutual funds, unit investment trusts, or depositary receipts that hold portfolios of common stocks which closely track the performance and dividend yield of specific indices, either broad market, sector or international. ETFs allow an investor to buy or sell an entire portfolio of stocks in a single security which is priced and can be bought and sold throughout the trading day. A Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market, or while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees and other fees and expenses that are incurred directly by the Fund that increase their costs versus the costs of owning the underlying securities directly. Also, although ETFs often seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index.

For hedging or other purposes, each Fund may invest in ETFs that seek to track the composition and/or performance of specific indices or portions of specific indices. Certain ETFs are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include SPDRs(R), Select Sector SPDRs(R), DIAMONDS(SM), NASDAQ 100 Shares, and iShares.

ETFs are considered investment companies under the 1940 Act. Ordinarily, investments in ETFs are subject to the limitations on investments in other investment companies, as described in the section entitled "Investment Company Shares". However, pursuant to an order issued by the SEC to the iShares Funds and the iShares Trust, and procedures approved by the Board of Trustees, each Fund, except the predecessor Constellation Turner Funds and Mid Cap Fund, may invest in iShares ETFs in excess of the limits presented by the 1940 Act, provided that the Fund invests in ETFs and other short-term investments pursuant to the policies and procedures adopted by the Board of Trustees and otherwise complies with the conditions of the SEC exemptive order, as it may be amended, and any other applicable investment limitations. See also "Investment Company Shares."

FOREIGN CURRENCY RISK


While the Fund's net assets are valued in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are: (1) It may be expensive to convert foreign currencies into U.S. dollars and vice versa; (2) Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; (3) Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;
(4) There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; (5) Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and (6) The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.


FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward foreign currency contracts to manage foreign currency exposure and as a hedge against possible variations in foreign exchange rates. The Funds may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Funds, to some degree, against possible losses resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. The Funds also may invest in foreign currency futures and in options on currencies. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency.

By entering into forward foreign currency contracts, a Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize a gain or loss from currency transactions.

When entering into a contract for the purchase or sale of a security in a foreign currency, a Fund may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

Also, when a Fund's portfolio manager anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward foreign currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into U.S. dollars. A Fund will place assets in a segregated account or otherwise earmark assets as cover to assure that its obligations under forward foreign currency contracts are covered.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return. In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian or otherwise earmark assets as cover. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

The Intermediate Fixed Income Fund and the Core Plus Fixed Income Fund will not invest in futures contracts and options on futures contracts.

ILLIQUID SECURITIES

Subject to the limitations in the 1940 Act, the Funds may invest in illiquid securities. Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length. The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted emerging country equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Because these types of securities are thinly traded, if at all, and market prices for these types of securities are generally not readily available, the Fund typically determines the price for these types of securities in good faith in accordance with policies and procedures adopted by the Board of Trustees. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. In addition, the Funds believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, "special situations") could enhance the Funds' capital appreciation potential. To the extent these investments are deemed illiquid, the Funds' investment in them will be consistent with their applicable restriction on investment in illiquid securities. Investments in special situations and certain other instruments may be liquid, as determined by the Funds' Advisor and/or Sub-Advisors based on criteria approved by the Board of Trustees.

INITIAL PUBLIC OFFERINGS ("IPOS")

Due to the typically small size of the IPO allocation available to the Funds and the nature and market capitalization of the companies involved in IPOs, a Fund's Advisor and/or Sub-Advisors will often purchase IPO shares that would qualify as a permissible investment for a Fund but will, instead, decide to allocate those IPO purchases to other funds they advise. Any such allocation will be done on a non-discriminatory basis. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. By selling shares of an IPO, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders.

Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

INVESTMENT COMPANY SHARES

Such investments are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC. The 1940 Act limitations currently provide, in part, that the Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund's total assets would be invested in the aggregate in all investment companies. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

The Advisor has received an exemptive order from the Securities and Exchange Commission ("SEC") that permits the funds it manages to invest their uninvested cash or cash collateral in one or more affiliated money market funds. Each Fund (subject to its investment limitations) may invest up to 25% of its total assets in affiliated money market funds.

See also "Investment Limitations" and "Exchange Traded Funds."

LEVERAGING

Leveraging a Fund through borrowing or other means creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on the Fund's portfolio. Although the principal amount of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced.

Because the SEC staff believes that, among other transactions, reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage. The requirement that such transactions be fully collateralized by assets segregated by the Funds' custodian or otherwise subject to "covering" techniques imposes a practical limit on the leverage these transactions create. The Short Duration Fixed Income Fund will not use leverage if, as a result, the effective duration of its portfolio would not be between one and three years.

LOWER-RATED SECURITIES

The Funds, except for the Ultra Short Duration Fixed Income Fund, Short Duration Fixed Income Fund and Intermediate Fixed Income Fund, may invest in lower-rated bonds commonly referred to as "junk bonds" or high-yield/high-risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by a nationally recognized statistical rating organization (NRSRO). Such obligations are speculative and may be in default. There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by a Fund. Lower-rated or unrated (i.e., high-yield) securities are more likely to react to developments affecting issuers than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high-yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high-yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, a Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating each Fund's net asset value.

Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high-yield securities.

Growth of High-Yield, High-Risk Bond Market: The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower-rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Fund's ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

Sensitivity to Interest Rate and Economic Changes: Lower-rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

Payment Expectations: High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing a Fund's rate of return.

Taxes: A Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code even though the Fund has not received any interest payments on such obligations during that period. Because the original issue discount earned by a Fund in a taxable year is not represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications. See "Taxation of the Funds".

The Core Plus Fixed Income Fund and International Fixed Income Fund may invest up to 20% of their net assets in lower-rated securities.

MASTER LIMITED PARTNERSHIPS

Master limited partnerships ("MLPs") are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries, but they also may finance research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (like the Fund that invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. Generally speaking, MLP investment returns are enhanced during periods of declining/low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of "floating" rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to transact accretive acquisitions. To the extent that an MLP's interests are all in a particular industry, the MLP will, accordingly, be negatively impacted by economic events impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

MICRO CAP SECURITIES. The Funds may invest in companies whose total market capitalization at the time of investment is generally between $30 million and $500 million, referred to as micro cap companies. Micro cap companies may not be well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects. Micro cap companies may have greater risk and volatility than large companies and may lack the management depth of larger, mature issuers. Micro cap companies may have relatively small revenues and limited product lines, markets, or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. In addition, micro cap companies may be developing or marketing new products or services for which markets are not yet established and may never become established. As a result, the prices of their securities may fluctuate more than those of larger issuers.

The Focused Equity Fund may invest up to 20% of its net assets in micro cap securities.

MONEY MARKET INSTRUMENTS

Money market securities are high-quality, dollar-denominated, short-term debt instruments. They include: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

Asset-Backed Securities

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Covered bonds are a type of asset backed security that is created from public sector loans or mortgage loans where the security is backed by a separate group of loans. Covered bonds typically carry a 2 to10 year maturity rate and enjoy relatively high credit ratings, depending on the quality of the pool of loans backing the bond. The International Fixed Income Fund may invest up to 10% of its net assets in foreign covered bonds.

Mortgage Pass-Through Securities

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by Government National Mortgage Association (GNMA)) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.


The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund's mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Consequently, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.


Government Pass-Through Securities

Government pass-through securities are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and Freddie Mac. GNMA, Fannie Mae and Freddie Mac guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. Freddie Mac generally guarantees only the ultimate collection of principal of the underlying mortgage loan. Certain federal agencies, such as the GNMA, have been established as instrumentalities of the United States government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the U.S. Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities). Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "GNMAs") that are guaranteed as to the timely payment of principal and interest by GNMA and are backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") that are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-backed securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "PC's"). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.


Since September 6, 2008, Fannie Mae and Freddie Mac have been under conservatorship, with the Federal Housing Finance Agency (FHFA) acting as conservator. It is not known when or how the conservatorships will be terminated or what changes to Fannie Mae's and Freddie Mac's business structures will be made during or following the termination of the conservatorships. However, the recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act requires the Secretary of the Treasury to conduct a study and develop recommendations regarding the options for ending the conservatorships, including such options as the gradual winding-down and liquidation of Fannie Mae and Freddie Mac or the privatization of such entities. The Secretary's report and recommendations are required to be submitted to Congress no later than January 31, 2011. Fannie Mae and Freddie Mac are each subject to investigations by the Department of Justice and SEC, and each is a party to a number of lawsuits. Each of Fannie Mae and Freddie Mac may be required to pay substantial judgments, settlements or penalties and incur significant expenses in connection with these investigations and lawsuits, which could have a material adverse effect on each of their businesses, results of operations, financial condition, liquidity and net worth.

REMICS

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. The Core Plus Fixed Income Fund may invest up to 10% of its net assets in REMICs.

CMOs

A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, Freddie Mac, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as "sequential pay" CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full. The Core Plus Fixed Income Fund may invest up to 10% of its net assets in CMOs.

Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities. The Core Plus Fixed Income Fund may invest up to 15% of its net assets in Commercial Mortgage-Backed Securities.

Mortgage Dollar Rolls

Mortgage "dollar rolls" are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid any leveraging concerns, a Fund will place U.S. government or other liquid securities in a segregated account or otherwise earmark assets as cover in an amount sufficient to cover its repurchase obligation. The Core Plus Fixed Income Fund may invest up to 45% of its net assets in mortgage dollar rolls.

OBLIGATIONS OF SUPRANATIONAL ENTITIES

Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

OPTIONS

A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund will pay a premium when purchasing put and call options. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currencies written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put or otherwise earmark assets as cover.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

A Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by the Fund and where the transactions are appropriate to reduce the Fund's interest rate risks. There can be no assurance that hedging transactions will be successful. A Fund also could be exposed to risks if it cannot close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations that, in general, are closely related to the effective duration of the securities that underlie them. Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of a Fund's portfolio.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

The Intermediate Fixed Income Fund and Core Plus Fixed Income Fund will not invest in options. The Emerging Markets Equity Fund and Mid Cap Value Fund may invest in options for hedging purposes only. The International Fixed Income Fund may not write options.

ORDINARY SHARES

Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. Ordinary shares may be purchased with and sold for U.S. Dollars. Investing in foreign companies may involve risks not typically associated with investing in United States companies. See "Securities of Foreign Issuers."

PAY-IN-KIND BONDS

Pay-in-kind bonds are securities which, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

The Core Plus Fixed Income Fund may invest up to 5% of its net assets in pay-in-kind bonds.

PREFERRED STOCK

Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

The Core Plus Fixed Income Fund and Mid Cap Value Fund may invest up to 10% of their net assets in preferred stock.

PRIVATIZATION

Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

RECEIPTS

Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on a security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.


REAL ESTATE INVESTMENT TRUSTS ("REITS")


The Funds may invest in REITs, which pool investors' money for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in a Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

The Capital Appreciation Fund, Large Cap Relative Value Fund, Market Neutral Equity Fund and Mid Cap Value Fund may invest up to 10% of their net assets in REITs. The Global Equity Fund may invest up to 20% of its net assets in REITs. The Emerging Markets Equity Fund and Focused Equity Fund may invest up to 25% of their net assets in REITs.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (Touchstone Advisors monitors compliance with this requirement). In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.


The Ultra Short Duration Fixed Income Fund and Short Duration Fund may invest in repurchase agreements as part of its principal investment strategy as more fully described in the Prospectus.


REVERSE REPURCHASE AGREEMENT, DOLLAR ROLL AND REVERSE DOLLAR ROLL TRANSACTIONS

A reverse repurchase agreement involves a sale by a Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. Reverse repurchase agreements are considered borrowing by the Fund and are subject to the Fund's limitations on borrowing. A dollar roll transaction involves a sale by a Fund of an eligible security to a financial institution concurrently with an agreement by the Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price. A reverse dollar roll transaction involves a purchase by a Fund of an eligible security from a financial institution concurrently with an agreement by the Fund to resell a similar security to the institution at a later date at an agreed-upon price. Each Fund will fully collateralize its reverse repurchase agreements, dollar roll and reverse dollar roll transactions in an amount at least equal to the Fund's obligations under the reverse repurchase agreement, dollar roll or reverse dollar roll transaction by segregating or otherwise earmarking cash or other liquid securities.

The Core Plus Fixed Income Fund may invest up to 5% of its net assets in reverse repurchase agreements.

ROYALTY TRUSTS

Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. The Premium Yield Equity Fund may invest up to 10% of its net assets in royalty trusts.

The Large Cap Relative Value Fund may invest up to 10% of its net assets in royalty trusts.

RULE 144A SECURITIES

Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"). Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the liquidity of Rule 144A securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Trust's Board of Trustees. The Mid Cap Fund may not purchase Rule 144A securities. The Core Plus Fixed Income Fund may invest up to 25% of its net assets in Rule 144A securities. The Emerging Markets Equity Fund, International Fixed Income Fund and Focused Equity Fund may invest up to 10% of their net assets in Rule 144A securities.

SECURITIES LENDING

In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of: (1) cash in U.S. dollars; (2) securities issued or fully guaranteed by the United States government or issued and unconditionally guaranteed by any agencies thereof; or (3) irrevocable performance letters of credit issued by banks approved by each Fund. All collateral must equal at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. In addition, cash collateral invested by the lending Fund is subject to investment risk and the Fund may experience losses with respect to its collateral investments. The SEC currently requires that the following conditions must be met whenever the Fund's portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.

The Intermediate Fixed Income Fund will not lend its securities.

SECURITIES OF FOREIGN ISSUERS

The Funds may invest in securities of foreign issuers and in sponsored and unsponsored ADRs. Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States. Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies.

The Emerging Markets Equity Fund, Global Equity Fund, Global Real Estate Fund and International Fixed Income Fund invest in securities of foreign issuers as part of their principal investment strategy as more fully described in the Prospectus. The Capital Appreciation Fund, Large Cap Relative Value Fund and Mid Cap Value Fund may invest up to 10% of their net assets in foreign securities. The Focused Equity Fund may invest up to 35% of its net assets in foreign securities. The Core Plus Fixed Income Fund may invest up to 50% of its net assets in securities of foreign issuers of which up to 20% may be denominated in a foreign currency.

Emerging Market Securities


Emerging market countries are generally countries that are included in the Morgan Stanley Capital International ("MSCI") Emerging Markets Index, or otherwise excluded from the MSCI World Index. As of September 30, 2010, the countries in the MSCI World Index included: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, South Africa, Spain, Sweden, Switzerland, the United Kingdom and the United States. The country composition of the MSCI Emerging Markets Index and the MSCI World Index can change over time. In addition, emerging market countries include those that are considered by the Advisor or Sub-Advisor to have an economy and financial system comparable to countries included in the MSCI Emerging Markets Index; or whose economic activity and capital markets are dependent on emerging market countries. Examples include Hong Kong and Singapore. When a Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that (i) is organized under the laws of an emerging market country, (ii) maintains its principal place of business in an emerging market country, (iii) has its principal trading market for its securities in an emerging market country, or (iv) derives at least 50% of its revenues or profits from operations within emerging market countries, or has at least 50% of its assets located in emerging market countries.


Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as
(i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Fund. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund's acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.


The Premium Yield Equity Fund may invest up to 40% of its total assets in emerging market securities. The Global Equity Fund may invest up to 30% of its net assets in emerging market securities. The Focused Equity Fund may invest up to 20% of its net assets in emerging market securities. The Capital Appreciation Fund and Mid Cap Value Fund may invest up to 10% of their net assets in ADRs of emerging market issuers. The Core Plus Fixed Income Fund may invest up to 10% of its net assets in investment grade emerging market debt securities and up to 10% of its net assets in non-investment grade emerging market debt securities. The International Fixed Income Fund may invest up to 10% of its net assets in emerging market debt securities.


The Emerging Markets Equity Fund may also invest up to 20% of its net assets in participatory notes (commonly known as P-notes), which are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying Indian securities listed on the Indian bourses. These securities are not registered with the Securities and Exchange Board of India. Participatory notes are similar to ADRs and the risks of investing in participatory notes are similar to those discussed above with respect to securities of foreign issuers in general.

SHORT SALES

In a short sale, a Fund sells a security, which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest, which accrue during the period of the loan.

A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is otherwise "covered," whether by placing assets in a segregated account or otherwise earmarking assets as cover in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short, or otherwise. Any Fund that engages in short sales will comply with these requirements.

The Market Neutral Equity Fund may maintain open short equity positions in an amount equal to 100% of the market value of its long equity portfolio.

SOVEREIGN DEBT

The cost of servicing sovereign debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

TIME DEPOSITS

Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

TEMPORARY DEFENSIVE INVESTMENTS

Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.

U.S. GOVERNMENT SECURITIES

U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency's obligations, such as securities of Fannie Mae; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

U.S. Government securities also include securities guaranteed by the Federal Deposit Insurance Corporation ("FDIC") under its Temporary Liquidity Guarantee Program. Under the Temporary Liquidity Guarantee Program, the FDIC guarantees, with the full faith and credit of the United States, the payment of principal and interest on the debt issued by private entities through the earlier of the maturity date of the debt or June 30, 2012.

U.S. TREASURY OBLIGATIONS

U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as separately traded registered interest and principal securities ("STRIPS") and coupons under book entry safekeeping ("CUBES"). They also include Treasury inflation-protection securities ("TIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS AND RIGHTS


Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period. Rights are similar to warrants but normally have a short life span to expiration. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants' and rights' expiration. Also, the purchase of warrants and/or rights involves the risk that the effective price paid for the warrants and/or rights added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.


The Focused Equity Fund may invest 5% of its net assets in warrants and rights.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


To secure prices deemed advantageous at a particular time, a Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring the securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

YANKEE OBLIGATIONS

Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A of the 1933 Act. These consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Yankee obligations, as obligations of foreign issuers, are subject to the same types of risks discussed above in "Foreign Securities".

The Yankee obligations selected for the Funds will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

ZERO COUPON SECURITIES

Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "income" annually. Because a Fund will distribute its "income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Fund will have fewer assets with which to purchase income producing securities. In the event of adverse market conditions, zero coupon securities may be subject to greater fluctuations in value and may be less liquid than comparably rated securities paying cash interest at regular interest payment periods.

Corporate or municipal zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate and municipal zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less. Except for the limitations on illiquid securities and bank borrowings, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from this policy.


The Intermediate Fixed Income Fund, Ultra Short Duration Fixed Income Fund, Short Duration Fixed Income Fund, Small Cap Value Fund, and Healthcare and Biotechnology Fund may not, except as otherwise provided below:


1. With respect to 75% of the Fund's assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or
      (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This does not apply to the Healthcare and Biotechnology Fund.

2. Invest more than 25% of the Fund's assets in securities issued by companies in a single industry or related group of industries. This limitation does not apply to the Healthcare and Biotechnology Fund (which invests 25% or more of its assets in securities of issuers conducting their principal business activities in the healthcare and/or biotechnology industries). To that extent, the Healthcare and Biotechnology Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry in greater proportion than funds that are more diversified by industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. Each Fund will not purchase securities while its borrowings exceed 5% of its total assets.

4. Make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations and/or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies. The loans cannot exceed 33 1/3% of a Fund's assets. A Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted to the Fund by the SEC.

      For example, at a minimum, the Fund will not make any such loans unless all requirements regarding common control and ownership of Fund shares are met.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The Sands Capital Select Growth Fund and Premium Yield Equity Fund may not:

1. Purchase any securities which would cause 25% or more of the net assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

2. Borrow money from banks in an amount which exceeds 33 1/3% of the value of its total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes.

3. Purchase or sell real estate, although it may purchase or sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein (including REITs).

4. Purchase or sell physical commodities (which shall not, for purposes of this restriction, include currencies), or commodities contracts, except that each Fund may (i) purchase or sell marketable securities issued by companies which own or invest in commodities (including currencies), or commodities contracts; and (ii) enter into commodities and futures contracts relating to securities, currencies, indexes or any other financial instruments, such as financial futures contracts and options on such contracts.

5. Make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations and/or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies. The loans cannot exceed 33 1/3% of a Fund's assets. A Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted to the Fund by the SEC.

      For example, at a minimum, the Fund will not make any such loans unless all requirements regarding common control and ownership of Fund shares are met.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC, or SEC staff interpretation.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security or when selling its own shares.

8. The Premium Yield Equity Fund may not, with respect to 75% of its total assets, (i) purchase the securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities or cash items) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

The Mid Cap Fund may not:

1. Invest 25% or more of the value of its total assets in the securities (other than U.S. government securities) of issuers engaged in any single industry.

2. Issue senior securities representing stock, except to the extent permitted by the 1940 Act. In addition, the Fund will not issue senior securities representing indebtedness, except as otherwise permitted under the 1940 Act.

3. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities.

4. Make loans of money or securities to other persons, except through purchasing fixed income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

5. Purchase or sell physical commodities or commodity contracts, except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Purchase or sell real estate or interests therein, except that it may invest in securities of issuers engaged in the real estate industry and may invest in securities secured by real estate or interests therein.

7. Purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption there from, as such statute, rules or regulations may be interpreted from time to time.

8. Borrow money except from banks and then in an amount which does not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes.

The Capital Appreciation Fund, Core Plus Fixed Income Fund, Emerging Markets Equity Fund, Global Equity Fund, Global Real Estate Fund, International Fixed Income Fund, Large Cap Relative Value Fund, Market Neutral Equity Fund, Mid Cap Value Fund, Small Cap Core Fund and Focused Equity Fund may not:

1. DIVERSIFICATION. For each diversified fund only, the Funds may not purchase securities of an issuer that would cause the Funds to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2. BORROWING MONEY. The Funds may not engage in borrowing except as permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

3. UNDERWRITING. The Funds may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, a Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

4. LOANS. The Funds may not make loans to other persons except that a Fund may (1) engage in repurchase agreements, (2) lend portfolio securities,
      (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

5. REAL ESTATE. The Funds may not purchase or sell real estate except that a Fund may (1) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

6. COMMODITIES. The Funds may not purchase or sell physical commodities except that a Fund may (1) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

7. CONCENTRATION OF INVESTMENTS. The Funds, except the Global Real Estate Fund, may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies in the same industry or group of industries. The Global Real Estate Fund will invest more than 25% of its total assets the real estate industry.

8. SENIOR SECURITIES. The Funds may not issue senior securities except as permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

      1. Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

      2. Borrowing. The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

      3. Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

      4. Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Fund's current investment policy on lending is as follows: the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements that are collateralized fully; and (iii) engage in securities lending as described in its Statement of Additional Information.

      5. Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

NON-FUNDAMENTAL POLICIES


The following investment limitations are non-fundamental policies of the Intermediate Fixed Income Fund, the Ultra Short Duration Fixed Income Fund, the Short Duration Fixed Income Fund, the Sands Capital Select Growth Fund, the Mid Cap Fund, the Healthcare and Biotechnology Fund, the Small Cap Value Fund and the Premium Yield Equity Fund and may be changed with respect to a Fund by the Board of Trustees.


No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings (not to exceed 33 1/3% of a Fund's assets) permitted by the fund's fundamental limitation on borrowing.

2. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

3. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% (or 10%, with respect to the Short Duration Fixed Income Fund and Ultra Short Duration Fixed Income Fund) of its net assets would be invested in illiquid securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the Securities Act of 1933 ("the 1933 Act") and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.

4. The predecessor Constellation Turner Funds and Mid Cap Fund may not invest in companies for the purpose of exercising control.

5. The predecessor Constellation Turner Funds and Mid Cap Fund may not invest its assets in securities of any investment company, except as permitted by the 1940 Act.

6. The predecessor Constellation Turner Funds may not enter into futures contracts and options on futures contracts except as permitted by guidelines in the Funds' statement of additional information.

7. Make investments in securities when outstanding borrowings exceed 5% of the Fund's total assets.


The following investment policies are non-fundamental policies of the Intermediate Fixed Income Fund, the Ultra Short Duration Fixed Income Fund, the Short Duration Fixed Income Fund, the Sands Capital Select Growth Fund, the Mid Cap Fund, the Healthcare and Biotechnology Fund, the Small Cap Value Fund and the Premium Yield Equity Fund and may be changed with respect to a Fund by the Board of Trustees without shareholder approval.


1. Each Fund may purchase securities on a when-issued basis and borrow money (borrowing money is permitted by the Funds' fundamental limitation on borrowing). The Intermediate Income Fund will not invest in when-issued securities.

2. Each Fund, except the Intermediate Fixed Income Fund, may enter into futures and options transactions.

3. Each Fund may hold up to 15% (10% for the Short Duration Fixed Income Fund and Ultra Short Duration Fixed Income Fund) of its net assets in illiquid securities.

4. Each Fund, except the Short Duration Fixed Income Fund, Ultra Short Duration Fixed Income Fund and Intermediate Fixed Income Fund, may purchase convertible securities.

5. Each Fund may enter into repurchase agreements not to exceed 33 1/3% of a Fund's assets.

6. Each Fund may purchase fixed income securities, including variable and floating rate instruments and zero coupon securities.

7. Each Fund, except for the Mid Cap Fund, may purchase Rule 144A securities and other restricted securities.

8. Each Fund may purchase obligations of supranational entities in an amount totaling less than 25% of the Fund's total assets.

9. Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO and repurchase agreements involving the foregoing securities), shares of money market investment companies (to the extent permitted by applicable law and subject to certain restrictions) and cash.

THE ADVISOR

Touchstone Advisors, Inc. (the "Advisor"), is the Funds' investment advisor under the terms of an advisory agreement (the "Advisory Agreement") dated March 1, 2006. Under the Advisory Agreement, the Advisor continuously reviews, supervises and administers the Funds' investment program, subject to the supervision of, and policies established by, the Board of Trustees of the Trust (the "Trustees"). The Advisor determines the appropriate allocation of assets to each Fund's sub-advisor(s) (the "Sub-Advisors").

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. Prior to March 1, 2006, the Trust's advisor was Constellation Investment Management Company, LP ("CIMCO").

The continuance of the Advisory Agreement as to the Funds after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund, and, in either case, (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Advisor, or by the Advisor on 90 days' written notice to the Trust.

The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western - Southern Mutual Holding Company. Ms. Jill T. McGruder may be deemed to be an affiliate of the Advisor because she is a Director of the Advisor and an officer of affiliates of the Advisor. Ms. McGruder, by reason of these affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

MANAGER OF MANAGER'S STRUCTURE

The Trust, on behalf of each Fund, seeks to achieve its investment goal by using a "manager of managers" structure. Under a manager of managers structure, the Advisor acts as investment adviser, subject to direction from and oversight by the Trustees, to allocate and reallocate the Fund's assets among Sub-Advisors, and to recommend that the Trustees hire, terminate or replace unaffiliated Sub-Advisors without shareholder approval. By reducing the number of shareholder meetings that may have to be held to approve new or additional sub-advisors for the Fund, the Trust anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies, with respect to any fund in which the manager of managers approach is chosen. Each class of shares of a Fund pays its respective pro rata portion of the advisory fee payable by the Fund.

For the fiscal years ended September 30, 2008, 2009 and 2010, the Trust paid advisory fees and received waivers and reimbursements as shown in the following table:

---------------------------------------------------------------------------------------------------------------------
                                         ADVISORY FEES PAID                               FEES WAIVED
                           ------------------------------------------------------------------------------------------
FUND                            2008            2009            2010           2008          2009          2010
---------------------------------------------------------------------------------------------------------------------
Intermediate Fixed
Income Fund                   $83,811         $111,119        $436,209       $55,243       $82,907       $312,536
---------------------------------------------------------------------------------------------------------------------
Ultra Short Duration
Fixed Income Fund             $404,936        $295,784        $378,564       $205,930      $190,717      $176,133
---------------------------------------------------------------------------------------------------------------------
Short Duration Fixed
Income Fund                   $132,307        $111,671        $106,911       $104,399      $97,457       $146,241
---------------------------------------------------------------------------------------------------------------------
Healthcare and
Biotechnology Fund            $676,816        $456,120        $302,973       $127,367      $176,291      $185,672
---------------------------------------------------------------------------------------------------------------------
Small Cap Value
Fund                         $1,525,525       $791,470        $692,183       $382,767      $186,348      $164,658
---------------------------------------------------------------------------------------------------------------------
Sands Capital Select
Growth Fund                  $5,322,750      $2,490,441      $4,993,088      $153,618      $298,538      $319,792
---------------------------------------------------------------------------------------------------------------------
Mid Cap Fund                 $3,785,848      $1,558,659      $1,139,745      $661,074      $324,722      $221,033
---------------------------------------------------------------------------------------------------------------------
Capital Appreciation
Fund                             --              --            $37,722          --            --          $58,603
---------------------------------------------------------------------------------------------------------------------
Core Plus Fixed
Income Fund                      --              --            $58,358          --            --          $92,041
---------------------------------------------------------------------------------------------------------------------
Emerging Markets
Equity Fund                      --              --           $458,487          --            --         $175,119
---------------------------------------------------------------------------------------------------------------------
Global Equity Fund               --              --            $29,296          --            --          $76,040
---------------------------------------------------------------------------------------------------------------------
Global Real Estate
Fund                             --              --            $28,076          --            --          $85,003
---------------------------------------------------------------------------------------------------------------------
International Fixed
Income Fund                      --              --            $41,327          --            --          $74,477
---------------------------------------------------------------------------------------------------------------------
Large Cap Relative
Value Fund                       --              --            $24,994          --            --          $61,973
---------------------------------------------------------------------------------------------------------------------
Market Neutral
Equity Fund                      --              --           $146,895          --            --         $104,373
---------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund               --              --            $54,717          --            --          $73,256
---------------------------------------------------------------------------------------------------------------------
Small Cap Core Fund              --              --           $418,333          --            --         $124,025
---------------------------------------------------------------------------------------------------------------------
Focused Equity Fund              --              --            $12,325          --            --          $54,098
---------------------------------------------------------------------------------------------------------------------

For the period from its inception (December 3, 2007) through September 30, 2008, and the fiscal years ended September 30, 2009 and 2010, the Premium Yield Equity Fund paid advisory fees and received waivers and reimbursements as shown in the following table:

---------------------------------------------------------------------------------------------------------------------
                                         ADVISORY FEES PAID                               FEES WAIVED
                           ------------------------------------------------------------------------------------------
FUND                            2008            2009            2010           2008          2009          2010
---------------------------------------------------------------------------------------------------------------------
Premium Yield
Equity Fund                   $126,397        $119,246        $223,207       $72,299       $84,051        $89,195
---------------------------------------------------------------------------------------------------------------------


For its services, the Advisor is entitled to receive an investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below. The Advisor pays sub-advisory fees to each Sub-Advisor from its advisory fee.


------------------------------------------------------------------------------------------------------
                      NAME OF FUND                                 ANNUAL FEE RATE
------------------------------------------------------------------------------------------------------
Mid Cap Fund                                                            0.80%
------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund                                       1.00%
------------------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund                                          0.40%
------------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund                                  0.25%
------------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund                                        0.25%
------------------------------------------------------------------------------------------------------
Small Cap Value Fund                             0.95% on the first $100 million of assets; 0.90% on
                                                        the value of assets above that amount
------------------------------------------------------------------------------------------------------
Premium Yield Equity Fund                        0.70% on the first $100 million of assets; 0.65% on
                                                        the value of assets above that amount
------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                         0.75% on first $25 million of assets; 0.70% next
                                                  $225 million of assets; 0.65% on assets over $250
                                                                       million
------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Fund                       0.45% on first $100 million of assets; 0.425% on
                                                  next $150 million of assets; 0.40% on assets over
                                                                    $250 million
------------------------------------------------------------------------------------------------------
Emerging Markets Equity Fund                    1.10% on first $200 million of assets; 1.05% on next
                                                  $200 million of assets; 0.95% on assts over $400
                                                                       million
------------------------------------------------------------------------------------------------------
Global Equity Fund                               0.85% on first $50 million of assets; 0.80% on next
                                                  $450 million of assets; 0.75% on assets over $500
                                                                       million
------------------------------------------------------------------------------------------------------
Global Real Estate Fund                                                 0.80%
------------------------------------------------------------------------------------------------------
International Fixed Income Fund                 0.55% on first $100 million of assets; 0.50% on next
                                                  $150 million of assets; 0.45% on assets over $250
                                                                       million
------------------------------------------------------------------------------------------------------
Large Cap Relative Value Fund                      0.70% on first $100 million of assets; 0.65% on
                                                              assets over $100 million
------------------------------------------------------------------------------------------------------
Market Neutral Equity Fund                                              1.30%
------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                              0.85% on first $100 million of assets; 0.80% on next
                                                  $300 million of assets; 0.75% on assets over $400
                                                                       million
------------------------------------------------------------------------------------------------------
Small Cap Core Fund                                                     0.85%
------------------------------------------------------------------------------------------------------
Focused Equity Fund                             0.70% on first $100 million of assets; 0.65% on next
                                                  $400 million of assets; 0.60% on assets over $500
                                                                       million
------------------------------------------------------------------------------------------------------


As described in the Prospectus, the Sands Capital Select Growth Fund is subject to base investment advisory fees that may be adjusted if the Fund outperforms or under-performs a stated benchmark. The "Highest/Lowest Possible Advisory Fee" column represents the maximum and minimum amount that the Advisor may receive pursuant to the performance fee under the Advisory Agreement. Set forth below is information about the advisory fee arrangements of the Sands Capital Select Growth Fund:

-------------------------------------------------------------------------------------------------------------------------
                                                                                                              HIGHEST /
                                                                                                               LOWEST
                                                                                                 ANNUAL       POSSIBLE
                                          REQUIRED EXCESS                                      ADJUSTMENT     ADVISORY
        FUND              BENCHMARK         PERFORMANCE            BASE ADVISORY FEE              RATE           FEE
-------------------------------------------------------------------------------------------------------------------------
                                                             0.85% on the first $1 billion
                                                              of assets; 0.80% on the next
                                                             $500 million of assets; 0.75%
Sands Capital          Russell 1000                           on the next $500 million of
Select Growth          Growth                                   assets; 0.70% on assets                        1.00% /
Fund                   Index                 +/- 2.50%              above $2 billion           +/- 0.15%        0.55%
-------------------------------------------------------------------------------------------------------------------------


Each Fund's advisory fee is accrued daily and paid monthly, based on the Fund's average net assets during the current month. The Sands Capital Select Growth Fund's performance adjustment is calculated and paid monthly by comparing the Fund's performance to the performance of the Fund's benchmark over a "performance period." The performance period consists of a rolling 12-month period that includes the most current month for which performance is available plus the previous 11 months. The Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added (in the case of overperformance) or subtracted from (in the case of underperformance) to the Fund's base fee.

For example, assume that the Sands Capital Select Growth Fund's average net assets as of March 31 were $55,000,000, the average net assets of the Fund over the 12-month period ending March 31 was $50,000,000, and that it is not a leap year. The Fund's base fee for March is $39,705 ($55,000,000 x 0.85%, x 31/365).
If the Fund outperformed (or underperformed) the Russell 1000 Growth Index by less than 2.50% over this performance period, then there is no adjustment to the Fund's base fee. If the Fund outperformed (or underperformed) the Russell 1000 Growth Index by 2.50% or more over this performance period, then the Advisor's advisory fee would increase (or decrease) by a maximum of $6,370 ($50,000,000 x 0.15%, x 31/365).

Because the adjustment to the Sands Capital Select Growth Fund's base advisory fee is based upon the Fund's performance compared to the investment record of its stated benchmark, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective benchmark. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to relative performance over a longer or shorter period of time.


Pursuant to a Fee Waiver Agreement between the Advisor and the Trust, the Advisor has agreed to limit certain Funds net operating expenses ("Net Expenses") to the following levels. These expense limitations will remain in effect until at least January 27, 2012.

--------------------------------------------------------------------------------
                                                         CONTRACTUAL LIMIT
FUND                                                     ON "NET EXPENSES"
--------------------------------------------------------------------------------
Mid Cap Fund Class A                                           1.21%
--------------------------------------------------------------------------------
Mid Cap Fund Class C                                           1.96%
--------------------------------------------------------------------------------
Mid Cap Fund Class Y                                           0.96%
--------------------------------------------------------------------------------
Mid Cap Fund Class Z                                           1.21%
--------------------------------------------------------------------------------
Small Cap Value Fund Class A                                   1.43%
--------------------------------------------------------------------------------
Small Cap Value Fund Class C                                   2.18%
--------------------------------------------------------------------------------
Small Cap Value Fund Class Y                                   1.18%
--------------------------------------------------------------------------------
Small Cap Value Fund Institutional Shares                      1.03%
--------------------------------------------------------------------------------
Small Cap Value Fund Class Z                                   1.50%
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund Class A                      1.55%
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund Class C                      2.30%
--------------------------------------------------------------------------------
Short Duration Fixed Income Fund Class Z                       0.74%
--------------------------------------------------------------------------------
Short Duration Fixed Income Fund Class Y                       0.49%
--------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund Class Z                 0.69%
--------------------------------------------------------------------------------
Intermediate Fixed Income Fund Institutional Shares            0.40%
--------------------------------------------------------------------------------
Premium Yield Equity Fund Class A                              1.20%
--------------------------------------------------------------------------------
Premium Yield Equity Fund Class C                              1.95%
--------------------------------------------------------------------------------
Premium Yield Equity Fund Class Y                              0.95%
--------------------------------------------------------------------------------
Emerging Markets Equity Fund Class A                           1.74%
--------------------------------------------------------------------------------
Emerging Markets Equity Fund Class C                           2.49%
--------------------------------------------------------------------------------
Emerging Markets Equity Fund Class Y                           1.49%
--------------------------------------------------------------------------------
Emerging Markets Equity Fund Institutional Shares              1.34%
--------------------------------------------------------------------------------
Capital Appreciation Fund Class A                              1.19%
--------------------------------------------------------------------------------
Capital Appreciation Fund Class C                              1.94%
--------------------------------------------------------------------------------
Capital Appreciation Fund Class Y                              0.94%
--------------------------------------------------------------------------------
Capital Appreciation Fund Institutional Shares                 0.79%
--------------------------------------------------------------------------------
Mid Cap Value Fund Class A                                     1.29%
--------------------------------------------------------------------------------
Mid Cap Value Fund Class C                                     2.04%
--------------------------------------------------------------------------------
Mid Cap Value Fund Class Y                                     1.04%
--------------------------------------------------------------------------------
Mid Cap Value Fund Institutional Shares                        0.89%
--------------------------------------------------------------------------------
Global Real Estate Fund Class A                                1.39%
--------------------------------------------------------------------------------
Global Real Estate Fund Class C                                2.14%
--------------------------------------------------------------------------------
Global Real Estate Fund Class Y                                1.14%
--------------------------------------------------------------------------------
Global Real Estate Fund Institutional Shares                   0.99%
--------------------------------------------------------------------------------
Large Cap Relative Value Fund Class A                          1.19%
--------------------------------------------------------------------------------
Large Cap Relative Value Fund Class C                          1.94%
--------------------------------------------------------------------------------
Large Cap Relative Value Fund Class Y                          0.94%
--------------------------------------------------------------------------------
Large Cap Relative Value Fund Institutional Shares             0.79%
--------------------------------------------------------------------------------
Small Cap Core Fund Class A                                    1.34%
--------------------------------------------------------------------------------
Small Cap Core Fund Class C                                    2.09%
--------------------------------------------------------------------------------
Small Cap Core Fund Class Y                                    1.09%
--------------------------------------------------------------------------------
Small Cap Core Fund Institutional Shares                       0.94%
--------------------------------------------------------------------------------
Global Equity Fund Class A                                     1.34%
--------------------------------------------------------------------------------
Global Equity Fund Class C                                     2.09%
--------------------------------------------------------------------------------
Global Equity Fund Class Y                                     1.09%
--------------------------------------------------------------------------------
Global Equity Fund Institutional Shares                        0.94%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Market Neutral Equity Fund Class A                             1.50%
--------------------------------------------------------------------------------
Market Neutral Equity Fund Class C                             2.25%
--------------------------------------------------------------------------------
Market Neutral Equity Fund Class Y                             1.25%
--------------------------------------------------------------------------------
Core Plus Fixed Income Fund Class A                            0.95%
--------------------------------------------------------------------------------
Core Plus Fixed Income Fund Class C                            1.70%
--------------------------------------------------------------------------------
Core Plus Fixed Income Fund Class Y                            0.70%
--------------------------------------------------------------------------------
Core Plus Fixed Income Fund Institutional Shares               0.50%
--------------------------------------------------------------------------------
International Fixed Income Fund Class A                        1.09%
--------------------------------------------------------------------------------
International Fixed Income Fund Class C                        1.84%
--------------------------------------------------------------------------------
International Fixed Income Fund Class Y                        0.84%
--------------------------------------------------------------------------------
International Fixed Income Fund Institutional Shares           0.69%
--------------------------------------------------------------------------------
Focused Equity Fund Class A                                    1.20%
--------------------------------------------------------------------------------
Focused Equity Fund Class C                                    1.95%
--------------------------------------------------------------------------------
Focused Equity Fund Class Y                                    0.95%
--------------------------------------------------------------------------------
Focused Equity Fund Institutional Shares                       0.80%
--------------------------------------------------------------------------------


Pursuant to a Fee Waiver Agreement between the Advisor and the Trust, the Advisor has agreed to limit the Sands Capital Select Growth Fund's other operating expenses ("Other Expenses") to the following levels. These expense limitations will remain in effect until at least January 27, 2012.


--------------------------------------------------------------------------------
FUND                                                     CONTRACTUAL LIMIT
                                                        ON "OTHER EXPENSES"
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund Class A                       0.25%
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund Class C                       0.25%
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund Class Y                       0.25%
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund  Class Z                      0.25%
--------------------------------------------------------------------------------

THE SUB-ADVISORS

The Advisor has selected Sub-Advisors to manage all or a portion of a Fund's assets, which allocation is determined by the Advisor. The Sub-Advisors make the investment decisions for the Fund assets allocated to them, and continuously review, supervise and administer a separate investment program, subject to the supervision of, and policies established by, the Trustees of the Trust.

Each Sub-Advisory Agreement provides that a Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

For their respective services, the Sub-Advisors receive a fee from the Advisor. As described in the Prospectus, each Sub-Advisor receives sub-advisory fees with respect to each Fund that it sub-advises, except Sands Capital Management, LLC receives a base investment sub-advisory fee that may be adjusted if the Fund outperforms or under performs its stated benchmark. Each Sub-Advisor's base fee with respect to each sub-advised Fund is accrued daily and paid monthly, based on the Fund's average net assets allocated to the Sub-Advisor during the current month.

MILNE LLC D/B/A JKMILNE ASSET MANAGEMENT
----------------------------------------
Milne LLC d/b/a JKMilne Asset Management ("JKMilne"), 1520 Royal Palm Square Blvd, Suite 210, Fort Myers, FL 33919, serves as investment sub-advisor to the Touchstone Intermediate Fixed Income Fund. JKMilne is independently owned. JKMilne is controlled by John K. Milne.


A portfolio management team consisting of John K. Milne, Deborah S. Wingerson and Brian D. Borneman manages the Intermediate Fixed Income Fund.

Other Accounts. As of September 30, 2010 Mr. Milne managed 0 registered investment companies, 0 other pooled investment vehicles, and 23 other accounts with total assets of approximately $1.8 billion. With respect to such accounts, none of the accounts pay JKMilne a fee based upon the performance of the account.

As of September 30, 2010 Ms. Wingerson managed 0 registered investment companies, 0 other pooled investment vehicles, and 23 other accounts with total assets of approximately $1.8 billion. With respect to such accounts, none of the accounts pay JKMilne a fee based upon the performance of the account.

As of September 30, 2010 Mr. Borneman managed 0 registered investment companies, 0 other pooled investment vehicles, and 23 other accounts with total assets of approximately $1.8 billion. With respect to such accounts, none of the accounts pay JKMilne a fee based upon the performance of the account.


Conflicts. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). This would include the execution and allocation of investment opportunities. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, personal securities trading, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). JKMilne has adopted policies and procedures designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts. JKMilne policies and procedures address such issues as execution of portfolio transactions, aggregation and allocation of trades, directed brokerage and soft dollars. Additionally, JKMilne maintains a code of ethics that addresses rules on personal trading and insider information.

Compensation. Each portfolio manager is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is discretionary and based primarily on a portfolio manager's contribution to the client and firm goals.


Fund Ownership. As of September 30, 2010 Mr. Milne, Ms. Wingerson and Mr. Borneman did not own any shares of the Intermediate Fixed Income Fund.

FORT WASHINGTON INVESTMENT ADVISORS, INC.
-----------------------------------------
Fort Washington Investment Advisors, Inc. ("Fort Washington"), 303 Broadway, Suite 1200, Cincinnati, Ohio, 45202, serves as investment sub-advisor to the Ultra Short Duration Fixed Income Fund and Focused Equity Fund. Fort Washington is a wholly owned subsidiary of The Western and Southern Life Insurance Company. The Western and Southern Life Insurance Company is a wholly owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly owned subsidiary of Western-Southern Mutual Holding Company. Ms. McGruder may be deemed to be an affiliate of Fort Washington.

A core portfolio management team consisting of Scott D. Weston and Brent A. Miller, CFA, manages the Ultra Short Duration Fixed Income Fund. Even though each person has separate sector responsibilities, the team shares equally in the decision making and structuring process of the Funds.

James Wilhelm manages the Focused Equity Fund.


Other Accounts. As of September 30, 2010, Mr. Weston managed one registered investment company with approximately $237 million in total assets, one other pooled investment vehicle with total assets of approximately $55 million, and 34 other accounts with total assets of approximately $4.5 billion. With respect to such accounts, none of the accounts pay Fort Washington a fee based upon the performance of the account.

As of September 30, 2010, Mr. Miller managed one registered investment company with approximately $237 million in total assets, one other pooled investment vehicle with total assets of approximately $55 million, and 34 other accounts with total assets of approximately $4.5 billion. With respect to such accounts, none of the accounts pay Fort Washington a fee based upon the performance of the account.

As of September 30, 2010, Mr. Wilhelm managed zero registered investment companies, zero other pooled investment vehicles, and 11 other accounts with total assets of approximately $656.4 million. With respect to such accounts, none of the accounts pay Fort Washington a fee based upon the performance of the account.


Conflicts. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Funds). This would include devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad array of accounts and incentive to allocate opportunities to an account where the portfolio manager has a greater financial incentive, such as allocation opportunities for performance based accounts. Fort Washington has adopted policies and procedures to address such conflicts.

Compensation. All of Fort Washington's portfolio managers receive a fixed base salary and annual performance bonuses. Bonuses are based primarily on the overall performance of Fort Washington as well as the pre-tax performance (relative to the appropriate benchmark) of their respective asset category over a one-year and a three-year time horizon. Secondarily, portfolio managers are also assessed on their ability to retain clients and attract new clients. Additionally, a long-term retention plan was instituted in 2000, whereby certain investment professionals are periodically granted participation units with a 7-year cliff vesting schedule. The structure includes long-term vesting provisions. The percentage of compensation allocated to performance bonuses, asset-increase incentives and long-term incentive compensation is determined annually by the firm's President and approved by the Board of Directors.

Fund Ownership. The following table indicates for the Ultra Short Duration Fixed Income Fund and Focused Equity Fund, the dollar range of shares beneficially owned by each of the Fund's portfolio managers as of September 30, 2010:

-----------------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER         FUND                                               DOLLAR RANGE OF FUND SHARES OWNED
-----------------------------------------------------------------------------------------------------------------------
Scott D. Weston           Ultra Short Duration Fixed Income Fund             None
-----------------------------------------------------------------------------------------------------------------------
Brent A. Miller           Ultra Short Duration Fixed Income Fund             None
-----------------------------------------------------------------------------------------------------------------------
James Wilhelm             Focused Equity Fund                                $10,001 - $50,000
-----------------------------------------------------------------------------------------------------------------------


TURNER INVESTMENT PARTNERS
--------------------------


Turner Investment Partners, Inc. ("Turner"), 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, serves as sub-advisor for the Mid Cap and Healthcare and Biotechnology Funds. Turner is a professional investment management firm founded in March 1990. Robert E. Turner is the Chairman and controlling shareholder of Turner.


Other Accounts. Frank Sustersic, CFA, is the lead manager on the Healthcare and Biotechnology Fund and has primary responsibility for the management of the Fund. Heather McMeekin and Vijay Shankaran are co-managers on the Healthcare and Biotechnology Fund.


As of September 30, 2010, Mr. Sustersic managed 5 other registered investment companies with approximately $777 million in total assets, 4 other pooled investment vehicles with total assets of approximately $22 million and 4 other accounts with approximately $116 million in total assets. With respect to other pooled investment vehicles, 3 accounts with assets of approximately $22 million pays Turner a fee based upon the performance of the account. With respect to other accounts, 1 account with assets of approximately $7 million pays Turner a fee based upon the performance of the account.

As of September 30, 2010, Ms. McMeekin co-managed 6 other registered investment company accounts with approximately $870 million in total assets, 23 other pooled investment vehicles with total assets of approximately $118 million and 19 other accounts with approximately $603 million in total assets. With respect to other pooled investment vehicles, 4 accounts with assets of approximately $28 million pays Turner a fee based upon the performance of the account. With respect to other accounts, 1 account with assets of approximately $7 million pays Turner a fee based upon the performance of the account.

As of September 30, 2010, Mr. Shankaran co-managed 1 other registered investment company account with approximately $237 million in total assets, 6 other pooled investment vehicles with total assets of approximately $74 million and 3 other accounts with approximately $80 million in total assets. With respect to other pooled investment vehicles, 4 accounts with assets of approximately $65 million pays Turner a fee based upon the performance of the account. With respect to other accounts, 3 accounts with assets of approximately $80 million pays Turner a fee based upon the performance of the account.

Thomas DiBella, CFA, Steven Gold, CFA, and Joseph Krocheski are responsible for the management of the Mid Cap Fund with Mr. DiBella acting as lead manager.

As of September 30, 2010, Mr. DiBella co-managed 1 other registered investment companies with approximately $7 million in total assets, 16 other pooled investment vehicles with total assets of approximately $135 million and 12 other accounts with approximately $509 million in total assets, none of which pay Turner a fee based upon the performance of the account.

As of September 30, 2010, Mr. Gold co-managed 1 registered investment companies with approximately $7 million in total assets, 16 other pooled investment vehicles with total assets of approximately $135 million and 12 other account with approximately $509 million in total assets, none of which pay Turner a fee based upon the performance of the account.

As of September 30, 2010, Mr. Kroscheski co-managed 8 other pooled investment vehicles with total assets of approximately $95 million and 4 other accounts with approximately $277 million in total assets, none of which pay Turner a fee based upon the performance of the account.


Conflicts. As is typical for many money managers, potential conflicts of interest may arise relating to Turner's management of accounts where not all accounts are able to participate in a desired IPO, or other limited opportunity; Turner's use of soft dollars and other brokerage practices; the voting of proxies; employee personal securities trading; the side by side management of accounts with performance based fees and accounts with fixed fees; and a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.

Compensation. Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation provides incentive to attract and retain highly qualified people.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer, Robert E. Turner CFA, is responsible for setting base salaries, bonus targets and making all subjective judgments related to an investment professional's compensation.

Fund Ownership. The following table indicates for the Healthcare and Biotechnology and Mid Cap Funds, the dollar range of shares beneficially owned by each of the Fund's portfolio managers as of September 30, 2010.

----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER               FUND                                              DOLLAR RANGE OF FUND SHARES OWNED
----------------------------------------------------------------------------------------------------------------------------
Thomas DiBella                  Mid Cap Fund                                      $100,001-$500,000
----------------------------------------------------------------------------------------------------------------------------
Steven Gold                     Mid Cap Fund                                      None
----------------------------------------------------------------------------------------------------------------------------
Frank Sustersic                 Healthcare and Biotechnology Fund                 $100,001-$500,000
----------------------------------------------------------------------------------------------------------------------------
Heather McMeekin                Healthcare and Biotechnology Fund                 $50,001-$100,000
----------------------------------------------------------------------------------------------------------------------------
Vijay Shankaran                 Healthcare and Biotechnology Fund                 None
----------------------------------------------------------------------------------------------------------------------------
Joseph Krocheski                Mid Cap Fund                                      None
----------------------------------------------------------------------------------------------------------------------------

DEPRINCE, RACE & ZOLLO, INC.
----------------------------
DePrince, Race & Zollo, Inc. ("DRZ"), 250 Park Avenue South, Suite 250, Winter Park, FL, 32789, serves as sub-advisor to the Touchstone Small Cap Value Fund. DRZ is an independently-owned investment advisor founded in 1995 by Gregory M. DePrince, John D. Race and Victor A. Zollo.

A team led by Gregory T. Ramsby is responsible for the daily management of the Small Cap Value Fund.

Other Accounts. As of September 30, 2010, Mr. Ramsby managed 8 accounts for 1 registered investment company with total assets of approximately $505,000,000, 0 other pooled investment vehicles and 32 other accounts with total assets of approximately $928,000,000. With respect to such underlying accounts, 1 account, with assets of approximately $130,000,000, pays DRZ a fee based upon the performance of the account in addition to a base fee.

Conflicts. As is typical for many money managers, potential conflicts of interest may arise relating to DRZ's management of accounts where not all accounts are able to participate in a desired IPO, or other limited opportunity; DRZ's use of soft dollars and other brokerage practices; the voting of proxies; employee personal securities trading; the side by side management of accounts with performance based fees and accounts with fixed fees; and a variety of other circumstances. In all cases, however, DRZ believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.

Compensation. DRZ's investment professionals receive a base salary commensurate with their level of experience. DRZ's goal is to maintain competitive base salaries through review of industry standards and market conditions. Bonus compensation is based on the performance of portfolio assignments relative to appropriate market benchmarks and the product's percentile ranking, which measures how well that particular product performed relative to its peers. In addition, DRZ has awarded certain employees equity for their contribution to the firm's performance and the accomplishment of strategic objectives. DRZ believes this compensation provides incentive to attract and retain highly qualified people.

The objective performance criteria noted above accounts for the majority of the bonus calculation. The balance of the bonus award is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, client relations, presentation skills and professional development. Portfolio managers/analysts are reviewed on an annual basis. DRZ's board of directors, in conjunction with the management committee, is responsible for setting base salaries, salary changes and bonus awards as well as making all subjective judgments related to an investment professional's compensation.

Fund Ownership. The following table indicates for the Small Cap Value Fund, the dollar range of shares beneficially owned by the Fund's portfolio manager as of September 30, 2010.

------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER            FUND                                 DOLLAR RANGE OF FUND SHARES OWNED
------------------------------------------------------------------------------------------------------------
Gregory T. Ramsby            Small Cap Value Fund                 None
------------------------------------------------------------------------------------------------------------


SANDS CAPITAL MANAGEMENT
------------------------
Sands Capital Management, LLC ("Sands Capital Management"), located at 1101 Wilson Boulevard, Suite 2300, Arlington, VA 22209, serves as investment sub-advisor to the Sands Capital Select Growth Fund. Sands Capital Management is controlled by Frank M. Sands, Sr., Frank M. Sands, Jr., Marjorie R. Sands and Jessica Sands. As a sub-advisor, Sands Capital Management makes investment decisions for the Fund.


Other Accounts. Sands Capital Management employs a growth strategy for all investors called the Sands Capital Large Cap Growth Equity strategy ("Select Growth") which is their primary strategy. As of September 30, 2010 the Select Growth's assets under management totaled $12.3 billion of the firm's $13.9 billion assets under management.


The Sands Capital Select Growth Fund is managed by a team led by Frank M. Sands, Jr., CFA.


As of September 30, 20010 Mr. Sands, Jr. and the investment team sub-advised 8 registered investment companies with approximately $2.3 billion in total assets and 619 other accounts totaling $11.6 billion in assets. This other account number counts each separately managed account program (or "wrap" program) as one account.

As of September 30, 2010, Sands Capital participated in 2 separately managed account programs in which there were approximately 1116 underlying accounts. The investment team also managed 9 other pooled investment vehicles with total assets of approximately $1.7 billion. With respect to such underlying accounts, 9 accounts, with assets of approximately $1.7 billion, pays Sands Capital Management a fee based upon the performance of the account in addition to a base fee.

Conflicts. As an investment adviser to a variety of clients, Sands Capital recognizes there may be actual or potential conflicts of interest inherent in its business. For example, conflicts of interest could result from a portfolio managers' management of multiple accounts for multiple clients, the execution and allocation of investment opportunities, the use of brokerage commission to obtain research, and personal trading by firm employees. Sands Capital has addressed these conflicts by developing policies and procedures it believes are reasonably designed to treat all clients in a fair and equitable manner over time. Sands Capital's policies and procedures address such issues as execution of portfolio transactions, aggregation and allocation of trades, directed brokerage, and the use of brokerage commissions. Additionally, Sands Capital maintains a Code of Ethics that addresses rules on personal trading and insider information.

Compensation. Investment professionals benefit from a salary competitive in the industry, an annual qualitative bonus based on subjective review of the employees' overall contribution, and a standard profit sharing plan and 401(k) plan. Additional incentives include equity participation. The investment professionals also participate in an investment results bonus. The investment results bonus is calculated from the pre-tax performance variance of the Sands Capital composite returns and their respective benchmarks over 1, 3 and 5 year periods, weighted towards the 3 and 5 year results.


Fund Ownership. As of September 30, 2010, Frank Sands, Jr. did not own any shares of the Sands Capital Select Growth Fund.


Sands Capital's performance adjustment with respect to the Sands Capital Select Growth Fund's performance is calculated and paid monthly by comparing the Fund's performance to the performance of the Fund's benchmark, the Russell 1000 Growth Index, over a "performance period." The performance period consists of a rolling 12-month period that includes the current month for which performance is available plus the previous 11 months. The Fund's annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the current month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the Sands Capital's base fee, provided such overperformance or underperformance exceeds a designated "hurdle rate."

MILLER/HOWARD INVESTMENTS
-------------------------
Miller/Howard Investments Inc. ("Miller/Howard"), an SEC-registered investment adviser located at 324 Upper Byrdcliffe Road, Woodstock, NY, 12498, serves as sub-advisor to the Touchstone Premium Yield Equity Fund. Miller/Howard was founded in 1984 and is owned by Lowell G. Miller, Helen Hamada, John E. Leslie III, Lee S. Chun and Bryan J. Spratt.

Lowell G. Miller, Bryan J. Spratt, John E. Leslie III and Roger G. Young are responsible for the daily management of the Premium Yield Equity Fund.


Other Accounts. As of September 30, 2010, the portfolio management team that manages the Premium Yield Equity Fund managed 2 registered investment companies with approximately $23.3 million in total assets, 1 other pooled investment vehicle (collective trust) with total assets of approximately $45.6 million and 2,063 other accounts with approximately $1.5 billion in total assets. None of the accounts listed have a performance based fee.

Conflicts. As an investment advisor to multiple types of clients, Miller/Howard recognizes that actual or potential conflicts of interest may arise. For example, conflicts of interest could result from a portfolio managers' management of multiple accounts for multiple clients, the allocation and execution of investment opportunities, multiple fee arrangements, and personal trading. Miller/Howard addresses potential conflicts by developing policies and procedures it believes are reasonably designed to treat all clients in a fair and equitable manner. Miller/Howard's policies and procedures cover such issues as execution of portfolio transactions, aggregation and allocation of trades, brokerage and soft dollars. Miller/Howard has adopted a Code of Ethics that addresses rules on personal trading and insider information which all employees are required to observe.

Compensation. Miller/Howard's investment professionals receive a base salary in line with industry and geographic standards, bonus based on performance, company contribution to a retirement plan, participation in the company health insurance plan and profit sharing based on ownership. Investment professionals are evaluated annually by the company's Board of Directors for their contribution to portfolio performance as well as participation in proprietary research projects that the firm conducts on an ongoing basis. Mr. Miller, Mr. Spratt and Mr. Leslie are currently equity owners in the firm, and each receives an annual share of firm profits available after all expenses are paid. Each member of the Investment Team shares in the progress of the firm and shares responsibility for that progress through stock selection, monitoring, and the development of the firm's information and research expertise. The firm makes no real distinction between "portfolio manager" and "analyst," and each member of the Investment Team is evaluated based on his or her performance with regard to management, analysis, and basic research.


Fund Ownership. As of September 30, 2010, Mr. Miller, Mr. Spratt, Mr. Leslie and Mr. Young did not own any shares of the Premium Yield Equity Fund.


LONGFELLOW INVESTMENT MANAGEMENT
--------------------------------


Longfellow Investment Management Co. ("Longfellow"), an SEC-registered investment adviser located at 20 Winthrop Square, Boston, MA 02110, serves as sub-advisor to the Touchstone Short Duration Fixed Income Fund. Longfellow was founded in 1986 and is 100% employee owned. David W. Seeley, Barbara J. McKenna, John Villela, and Michelle Martin are the owners of the firm.


A short duration portfolio management team consisting of Barbara J. McKenna and David W. Seeley are responsible for the daily management of the Short Duration Fixed Income Fund. The Short Duration Fixed Income Fund is managed as a team with input from portfolio managers and analysts.


Other Accounts. As of September 30, 2010, Ms. McKenna managed 0 registered investment companies, 1 other pooled investment vehicle with total assets of approximately $175 million and 103 other accounts with approximately $3.5 billion in total assets. None of the accounts listed have a performance based fee.

As of September 30, 2010, Mr. Seeley managed 0 registered investment companies, 1 other pooled investment vehicle with total assets of approximately $175 million and 103 other accounts with approximately $3.5 billion in total assets. None of the accounts listed have a performance based fee.

Compensation. Longfellow's Senior Investment Officers own 100% of the firm and thus receive a portion of the firm's profits. Additionally, they receive a base salary. Longfellow's other professionals receive a base salary that considers their responsibilities and their experience. They also are awarded a significant annual bonus based upon their specific contributions to the success and profitability of the firm.

Conflicts. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Short Duration Fixed Income Fund). This would include devotion of unequal time and attention to the management of the accounts and the inability to allocate limited investment opportunities across a broad array of accounts. Longfellow has adopted policies and procedures to address such conflicts.

Fund Ownership. As of September 30, 2010, Mr. McKenna and Mr. Seeley did not own any shares of the Short Duration Fixed Income Fund.


FARR, MILLER & WASHINGTON LLC
-----------------------------
Farr, Miller & Washington LLC ("FMW"), an SEC-registered investment adviser located at 1020 19th Street, NW, Suite 200, Washington, DC, 20036, serves as sub-advisor to the Touchstone Capital Appreciation Fund. FMW was founded in 1996 and is 100% employee owned. Co-founder, President, CEO, and CIO Michael Farr is the majority owner of the firm.

Michael Farr and Taylor McGowan are responsible for the daily management of the Capital Appreciation Fund. The Capital Appreciation Fund is managed as a team with input from portfolio managers and analysts.


Other Accounts. As of September 30, 2010, Michael Farr and Taylor McGowan managed 0 registered investment companies, 0 other pooled investment vehicles, and 790 other accounts with total assets of approximately $687 million. With respect to such accounts, none of the accounts pay FMW a fee based upon the performance of the account.


Compensation. The members of the management team are all principals of the firm. They are compensated by salary, bonus, and partnership interest. The salary is fixed and the bonus and partnership interest are based on the firm's overall profitability.

Conflicts. FMW believes that there are not any material conflicts of interest in connection with the management of the Fund's investments and other accounts managed under Farr, Miller & Washington, LLC.


Fund Ownership. The following table indicates for the Capital Appreciation Fund, the dollar range of shares beneficially owned by the Fund's portfolio managers as of September 30, 2010.

----------------------------------------------------------------------
PORTFOLIO MANAGER           DOLLAR RANGE OF FUND SHARES OWNED
----------------------------------------------------------------------
Michael Farr                None
----------------------------------------------------------------------
Taylor McGowan              $10,001 - $50,000
----------------------------------------------------------------------


BRADFORD & MARZEC LLC
---------------------
Bradford & Marzec LLC ("Bradford & Marzec"), an SEC-registered investment adviser located at 333 S. Hope Street, Suite 4050, Los Angeles, California, 90071, serves as sub-advisor to the Touchstone Core Plus Fixed Income Fund. Bradford & Marzec was founded in 1984 and is a 100% owned by Bradford & Marzec Inc.

A team consisting of Edward Bradford, Zelda Marzec, Douglas Lopez, Jeff Brothers, Graham Allen and Terence Reidt are responsible for the daily management of the Core Plus Fixed Income Fund. The Core Plus Fixed Income Fund is managed as a team with input from portfolio managers and analysts.


Other Accounts. As of September 30, 2010, Edward Bradford, Zelda Marzec, Douglas Lopez, Jeff Brothers, Graham Allen and Terence Reidt managed 0 registered investment companies, 0 other pooled investment vehicle and 186 other accounts with total assets of approximately $3.8 billion. With respect to the other accounts, 2 with total assets of approximately $170 million pay Bradford & Marzec a fee based upon the performance of the account.


Compensation. All employees of the firm are compensated using an incentive-based system. Overall compensation is determined as the combination of salary, a discretionary performance bonus, and incentive plans. This system makes every effort to reward superior performance and retain key professionals.


Bradford & Marzec periodically participates in an industry salary survey to collect information on the specific positions used by the firm to compare Bradford & Marzec's compensation practices versus the competition. In addition, the existing salaries of candidates who are asked to complete an employment application are gathered during Bradford & Marzec's recruiting process. These salaries (which include both base compensation and most-recent bonuses) provide management with a comparison of Bradford & Marzec's competitors' compensation. The final determination is whether Bradford & Marzec is able to retain key employees, which Bradford & Marzec has been able to do.


Conflicts. Bradford & Marzec currently manages two portfolios that pay advisory fees, in whole or in part, based upon portfolio returns (performance based fee). The two Managing Partners hold individual accounts that are managed by the firm which are considered to be principal accounts. Policies and procedures are in place with respect to trade allocation to provide direction/impartiality to the allocation process and individual portfolio allocations are regularly reviewed and compared to allocations of other portfolios managed within a particular strategy to verify all clients are treated equitably.


Fund Ownership. As of September 30, 2010, Edward Bradford, Zelda Marzec, Douglas Lopez, Jeff Brothers, Graham Allen and Terence Reidt did not own any shares of the Core Plus Fixed Income Fund.

AGF INVESTMENTS AMERICA INC.
----------------------------
AGF Investments America Inc. ("AGF"), a SEC-registered investment adviser located at 53 State Street, Suite 1301, Boston, Massachusetts, 02109, serves as sub-advisor to the Touchstone Emerging Markets Equity Fund. AGF Management Limited, the ultimate parent company for AGF, was founded in 1957 and its non-voting shares are listed on the Toronto Stock Exchange. AGF was formed in 2009 to provide investment management services in the United States of America.

Patricia Perez-Coutts and Stephen Way are responsible for the daily management of the Emerging Markets Equity Fund. Both portfolio managers are dually employed by both AGF and AGF Investments, Inc., under the parent company AGF Management Limited.


Other Accounts. As of September 30, 2010, Patricia Perez-Coutts managed 0 other registered investment companies, 2 other pooled investment vehicles with total assets of approximately $1,471 million and 8 other accounts with total assets of approximately $3,526 million. With respect to such accounts, none of the accounts pay AGF a fee based upon the performance of the account.

As of September 30, 2010, Stephen Way managed 0 other registered investment companies, 9 other pooled investment vehicles with total assets of approximately $983.1 million and 2 other accounts with total assets of approximately $80.4 million. With respect to such accounts, none of the accounts pay AGF a fee based upon the performance of the account.


Compensation. The compensation program for portfolio managers is designed to attract, motivate, reward, and retain talented individuals. This program is strongly influenced by the philosophy that the compensation of managers should be primarily linked to the performance of the mandates they manage. Salaries are based on individual responsibilities, performance and relevant competitive market data.

The salaries for portfolio managers have been established within competitive ranges, taking into account the type and size of the funds they manage. Salaries are reviewed on an annual basis. Incentive bonuses are determined relative to salary for the achievement of mandate performance relative to a peer group and managers are eligible to receive a multiple of base salary annually in the form of bonus. Long-term incentive compensation is offered through three stock acquisition plans: the stock options plan, share appreciation rights and the employee share ownership plan. These plans allow interested employees, subject to eligibility, to become shareholders which directly align their interests with those of non-employee shareholders.

Conflicts. Actual or potential conflicts of interest may arise when the portfolio manager has management responsibilities for more than one client account including and not limited to the execution and allocation of investment opportunities, use of soft dollars and other brokerage practices, personal securities trading. AGF has adopted policies and procedures to address such conflicts.


Fund Ownership. As of September 30, 2010, Patricia Perez-Coutts and Stephen Way did not own any shares of the Emerging Markets Equity Fund.

BEDLAM ASSET MANAGEMENT PLC
---------------------------
Bedlam Asset Management PLC ("Bedlam"), an SEC-registered investment adviser and authorized and regulated by the UK Financial Services Authority, located at 20 Abchurch Lane, London EC4N 7BB, United Kingdom, serves as sub-advisor to the Touchstone Global Equity Fund. Bedlam was founded in 2001 and is 54% employee owned with outside investors owning the remainder. Jonathan Compton is the largest shareholder with a 25% stake.

A team consisting of Jonathan Compton and Ian McCallum are responsible for the daily management of the Global Equity Fund. The Global Equity Fund is managed as a team with input from portfolio managers and analysts.


Other Accounts. As of September 30, 2010, the portfolio managers manage one registered investment company, Bedlam Funds plc, a Dublin registered company which is authorized and regulated by the Central Bank of Ireland totaling approximately $357 million of which $317 million is in the global strategy;; and 6 other accounts with total assets of approximately $280 million.

With respect to Bedlam Funds plc., Bedlam is entitled to performance fees on some of these assets based on achieving absolute rates of return subject to meeting a mixture of hurdle rates and a high water mark principle. Of the other accounts, 1 account totaling $10 million has a performance fee based on a high water mark principle.


Compensation. Compensation in the form of salary, bonus and equity is based on overall contribution to the team and company. Salaries are competitive against industry standards and the bonus pool is calculated as 40% of the pre-tax, pre-bonus profit for the company. This bonus pool is allocated across all the staff and paid out in cash within two months of the company's year-end. Since Bedlam's investment process is very team based, they are looking for contributions not only to a specific company remit but also on a wider global scale. Once again, they strongly value individual contributions to the overall success of the firm. A final part of the evaluation is positive energy in the office, which although subjective, is important. All compensation is decided by the compensation committee and approved by the main Board of Directors.

All employees share in the ownership of Bedlam and equity is issued to staff by share options. In addition some staff has acquired shares in the company for cash.

Reward for performance success is built into the compensation structure in both annual bonus and the equity methodology whereby all employees are owners of Bedlam.

The continuity of investment professionals is based on combining a stimulating, enjoyable place to work with the opportunity to be rewarded for success. A team based approach means that everyone contributes to investment decisions and to the business. Financially, there is a competitive salary and incentive bonus based on individual contribution and overall firm success. Importantly, all employees have an equity stake in the firm.

Conflicts. Bedlam believes that there are no known conflicts.


Fund Ownership. As of September 30, 2010, Jonathan Compton and Ian McCallum did not own any shares of the Global Equity Fund.


CORNERSTONE REAL ESTATE ADVISERS LLC
------------------------------------
Cornerstone Real Estate Advisers LLC ("Cornerstone"), an SEC-registered investment adviser located at 1 Financial Plaza, Suite 1700, Hartford, CT, 06103, serves as sub-advisor to the Touchstone Global Real Estate Fund. Cornerstone was founded in 1994 and is a wholly owned subsidiary of Massachusetts Mutual Life Insurance Company.

A team consisting of Dave Wharmby and Scott Westphal are responsible for the daily management of the Global Real Estate Fund.


Other Accounts. As of September 30, 2010, Dave Wharmby managed 0 other registered investment companies, 1 other pooled investment vehicle with total assets of approximately $73 million which pays Cornerstone a fee based upon performance, and 0 other accounts.

As of September 30, 2010, Scott Westphal managed 9 other pooled investment vehicles with total assets of approximately $138 million, 1 registered investment company with approximately $574 million in total assets, and 0 other accounts. With respect to such accounts, 5 of the other pooled investment vehicle pay Cornerstone a fee based upon the performance of the account with total assets of approximately $10 million.


Compensation. Cornerstone utilizes a competitive compensation structure to reward all employees who contribute to the firm's overall success consisting of market base pay and merit bonus. The compensation program emphasizes "individual" and "team" results and encourages a culture of collaboration with individual performance expectations. The base pay and merit bonus benchmarks are reviewed periodically and measured against the compensation programs of competitors in the investment management industry to ensure that Cornerstone's compensation program is both current and competitive within the industry. The bonus pool represents a significant proportion of Cornerstone's net operating income, comprising of base and incentive fees. The bonus pool is allocated based on individual contributions to achieving portfolio performance and service goals. Portfolio Managers' bonuses are a percentage of base pay and are tied to specific portfolio performance and service goals. The Cornerstone compensation program reinforces that investment success is dependent on two fundamental concepts: 1) a strong team approach to investing and client service and 2) individual contributions to achieving portfolio goals.

Conflicts. As indicated above, the Portfolio managers also manage other funds and accounts including those for its ultimate owner, the Massachusetts Mutual Life Insurance Company. At different times, the Fund's Portfolio Manager may manage other funds or accounts with investment objectives and strategies similar to those of the fund, or may manage funds or accounts with different investment objectives and strategies. At times, those responsibilities could potentially conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies. For example, the Portfolio Manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Sub-Adviser have the same management fee. If the management fee structure of another fund or account is more advantageous to the Sub-Adviser than the fee structure of the Fund or the adviser is managing an account for an affiliate, the Sub-Adviser could have an incentive to favor the other fund or account. However, the Sub-Advisors' compliance procedures and Code of Ethics recognize the Sub-Advisor's obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Manger from favoring one client over another. It is possible, of course, that those compliance procedures and Code of Ethics may not always be adequate to do so.

Fund Ownership. As of September 30, 2010, Dave Wharmby and Scott Westphal did not own any shares of the Global Real Estate Fund.


GAM INTERNATIONAL MANAGEMENT LIMITED
------------------------------------
GAM International Management Limited ("GAM International"), an SEC-registered investment adviser located at 12 St James's Place, London, SW1A 1NX, serves as sub-advisor to the Touchstone International Fixed Income Fund. GAM International is a 100% subsidiary of GAM Group AG, which is in turn a 100% subsidiary of GAM Holding AG.

A team consisting of Daniel Sheard and Tim Haywood are responsible for the daily management of the International Fixed Income Fund. The International Fixed Income Fund is managed as a team with input from portfolio managers and analysts.


Other Accounts. As of September 30, 2010, Daniel Sheard and Tim Haywood co-managed 6 registered investment companies with approximately $11,512 million in total assets, 0 other pooled investment vehicles, and 15 other accounts with total assets of approximately $1,606 million. With respect to such accounts, all of the registered investment companies pay GAM International a fee based upon the performance of the account.


Compensation. The criteria used to assess performance for investment professionals, is based on a formal annual review. This is a rigorous process comprising appraisal, assessment and setting objectives for the year ahead. The standard compensation package consists of competitive base salaries and comprehensive employee benefits. All staff are paid a discretionary bonus structured to closely align them with the company's profitability. Additionally, fund managers can be required to invest part of their performance based bonus in shares of the fund they manage, and such shares will revert to the company should the individual leave within 2 years of receiving them. Permanent staff can own shares in the holding company of GAM International, and if the employee leaves, the shares are repurchased by the company on terms which reflect the circumstances of departure.

GAM International believes the compensation structure is competitive with those of other firms within the industry.

Conflicts. There are very few areas of potential conflict, given the unit only invests in certain investment areas, and managers do not invest in the instruments that we use for clients. The main area of potential conflict is between customers, where we are bound by rules, both by the regulator as well as by clients, on best execution and 'pro rata' allocations for partially filled orders.


Fund Ownership. As of September 30, 2010, Daniel Sheard and Tim Haywood did not own any shares of the International Fixed Income Fund.


EARNEST PARTNERS LLC
--------------------
EARNEST Partners LLC ("EARNEST Partners"), an SEC-registered investment adviser located at 1180 Peachtree Street, Suite 2300, Atlanta, GA, 30309, serves as sub-advisor to the Touchstone Large Cap Relative Value Fund. EARNEST Partners was founded in 1998 and is independently owned and operated. EARNEST Partners is controlled by Paul Viera. Westchester Limited, LLC owns greater than 75% of EARNEST Partners and is controlled by Paul Viera.

Paul Viera is responsible for the daily management of the Large Cap Relative Value Fund.


Other Accounts. As of September 30, 2010, Paul Viera managed 9 registered investment companies with approximately $1,202.2 million in total assets, 14 other pooled investment vehicles with total assets of approximately $170.1 million, and 212 other accounts with total assets of approximately $10,272.8 million. With respect to the other accounts, 9 with total assets of approximately $634.4 million pay EARNEST Partners a fee based upon the performance of the account.


Compensation. EARNEST Partners personnel are paid a salary and a discretionary bonus. A portion of the bonus may consist of profit sharing and/or deferred compensation. EARNEST Partners also matches a portion of employees' 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service. Equity ownership is another component of compensation for the portfolio manager. EARNEST Partners is employee-owned.

Conflicts. EARNEST Partners may be responsible for managing the Large Cap Relative Value Fund in addition to other client accounts which may include, but are not limited to, proprietary accounts, separate accounts and other pooled investment vehicles. EARNEST Partners may manage other client accounts which may have higher fee arrangements than the Large Cap Relative Value Fund and/or may also have performance-based fees. Side-by-side management of these other client accounts may create potential conflicts of interest which may relate to, among other things, the allocation of investment opportunities and the aggregation and allocation of transactions.

EARNEST Partners seeks best execution with respect to all securities transactions and to aggregate and allocate the securities to client accounts in a fair and equitable manner. EARNEST Partners has implemented policies and procedures that it believes are reasonably designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. Specifically, EARNEST Partners manages client accounts to model portfolios that are approved by its investment committee, and aggregates and then allocates securities transactions to client accounts in a manner that EARNEST Partners believes to be fair and equitable.


Fund Ownership. As of September 30, 2010, Paul Viera did not own any shares of the Large Cap Relative Value Fund.

ARONSON JOHNSON ORTIZ
---------------------
Aronson Johnson Ortiz ("AJO"), an SEC-registered investment adviser located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania, 19102, serves as sub-advisor to the Touchstone Market Neutral Equity Fund. AJO was founded in 1984 and is a limited partnership wholly owned by 12 principals. Theodore R. Aronson is majority equity owner and managing principal of AJO.

A team consisting of Theodore R. Aronson, Stefani Cranston, Gina Marie N. Moore, Martha E. Ortiz, R. Brian Wenzinger and Christopher J. W. Whitehead are responsible for the daily management of the Market Neutral Equity Fund. The Market Neutral Equity Fund is managed as a team with input from AJO's research analysts and traders.

Other Accounts. As of September 30, 2010, the team managed 17 registered investment companies with total assets of approximately $4,401 million, 18 other pooled investment vehicles with total assets of approximately $2,721 million, and 91 other accounts with total assets of approximately $11,186 million. Of these accounts, 2 registered investment companies with total assets of approximately $81 million, 3 other pooled investment vehicles with total assets of approximately $210 million, and 42 other accounts with total assets of approximately $4,131 million pay AJO a fee based upon the performance of the account.


Compensation. Each of AJO's portfolio managers is a principal of the firm. All principals are compensated through a fixed salary, equity-based cash distributions, and merit-based cash bonuses that are awarded entirely for contributions to the firm. Each calendar year-end, the managing principal of AJO, in consultation with the other senior principals, determines the bonus amount for each portfolio manager. Bonuses can be a significant portion of a portfolio manager's overall compensation. Bonus amounts are generally based on the following factors: net revenues and cash position of AJO, ownership percentage of the portfolio manager, and overall contributions of the portfolio manager to the operations of AJO. Portfolio managers may also be awarded non-cash compensation in the form of increased ownership in the firm.

Although many of the firm's fee arrangements are performance-based, no individual's compensation is directly tied to account performance or to the value of the assets held in particular funds, or even to firm-wide assets. Portfolio managers may also be awarded non-cash compensation in the form of increased ownership in the firm. Presently, AJO has no deferred compensation arrangements.

Conflicts. Conflicts of interest may arise in connection with the portfolio managers' management of the Fund alongside other accounts. For example, portfolio managers may have conflicts of interest in allocating management time, resources, and investment opportunities among the Fund and other accounts advised by the portfolio managers. Differences between accounts may lead to additional conflicts -- accounts may differ in terms of fee structure (fixed versus performance-based), size (and, hence, absolute fee), restrictions, or investment strategy.


AJO has policies and procedures in place to mitigate potential conflicts of interest. For example, AJO's fixed-fee schedules are standardized and all discretionary fixed-fee accounts of similar size and similar mandate are subject to AJO's most-favored-nation fee policy. Investment opportunities and aggregated trades are both subject to policies requiring fair treatment across accounts, without regard to account size or fee type. All material conflicts are disclosed in AJO's Form ADV.


Fund Ownership. As of September 30, 2010, Theodore R. Aronson, Stefani Cranston, Gina Marie N. Moore, Martha E. Ortiz, R. Brian Wenzinger, and Christopher J. W. Whitehead did not own any shares of the Market Neutral Equity Fund.


LEE MUNDER CAPITAL GROUP, LLC
-----------------------------
Lee Munder Capital Group, LLC ("LMCG"), an SEC-registered investment adviser located at 200 Clarendon Street, 28th Floor, Boston, MA, 02116, serves as sub-advisor to the Touchstone Mid Cap Value Fund. LMCG was founded in 2000. Convergent Capital Management, LLC and Rednum Family Investments, LP each owns greater than 25% of LMCG while the rest is owned by employees.


A team lead by Don Cleven is responsible for the daily management of the Mid Cap Value Fund. The Mid Cap Value Fund is managed as a team with input from portfolio managers and analysts.

Other Accounts. As of September 30, 2010, Don Cleven supported the LMCG's Value Team in the management of 5 registered investment companies with approximately $984.1 million in total assets, 6 other pooled investment vehicles with total assets of approximately $146.3 million, and 68 other accounts with total assets of approximately $1,242.4 million. With respect to the other accounts, 3 with total assets of $67.7 million pay LMCG a fee based upon the performance of the account.

Compensation. Touchstone pays LMCG a fee based on the assets under management of the Mid Cap Value Fund as set forth in an investment sub-advisory agreement between LMCG and Touchstone. LMCG pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Mid Cap Value Fund. The following information relates to the period ended September 30, 2010.

Portfolio managers at LMCG are compensated through a combination of salary and incentive bonus. Bonuses are formula driven based on revenues and performance relative to peer groups.

LMCG's incentive bonus compensation plans for investment teams are based on actual composite performance relative to a benchmark. The benchmark used to measure performance is a peer group universe blending retail and institutional data. Particular attention is paid to the team's performance ranking within the universe for a blended time period which includes one year, three years and since inception performance. Performance is calculated on a pre-tax basis annually.

Conflicts. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Mid Cap Value Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include all portfolios managed. The Other Accounts might have similar investment objectives as the Mid Cap Value Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Mid Cap Value Fund. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, LMCG does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, LMCG believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Mid Cap Value Fund. Because of their positions with the Mid Cap Value Fund, the portfolio managers know the size, timing, and possible market impact of Mid Cap Value Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Mid Cap Value Fund. However, LMCG has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Mid Cap Value Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Mid Cap Value Fund. This conflict of interest may be exacerbated to the extent that LMCG or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Mid Cap Value Fund. Notwithstanding this theoretical conflict of interest, it is LMCG's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, LMCG has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Mid Cap Value Fund, such an approach might not be suitable for the Mid Cap Value Fund given their investment objectives and related restrictions.


Fund Ownership. The following table indicates for the Mid Cap Value Fund, the dollar range of shares beneficially owned by the Fund's portfolio manager as of September 30, 2010.

-------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER         FUND                                     DOLLAR RANGE OF FUND SHARES OWNED
-------------------------------------------------------------------------------------------------------------
Don Cleven                Mid Cap Value Fund                       $100,001 - $500,000
-------------------------------------------------------------------------------------------------------------


LONDON COMPANY OF VIRGINIA D/B/A THE LONDON COMPANY
---------------------------------------------------
London Company of Virginia d/b/a The London Company ("TLC"), an SEC-registered investment adviser located at 1801 Bayberry Court, Suite 301, Richmond, Virginia, 23226, serves as sub-advisor to the Touchstone Small Cap Core Fund. TLC was founded in 1994 and Stephen Goddard owns 100%.


A team consisting of Stephen Goddard, Jonathan Moody, Wade Stinnette and J. Brian Campbell are responsible for the daily management of the Small Cap Core Fund. The Small Cap Core Fund is managed as a team with input from portfolio managers and analysts.

Other Accounts. As of September 30, 2010, the team managed 4 registered investment companies with approximately $302.6 million in total assets, 0 other pooled investment vehicles, and 1,932 other accounts with total assets of approximately $1.66 billion. Included under other accounts are 2 accounts with approximately $2.5 million in total assets which pay TLC a fee based upon account performance.


Compensation. Portfolio Managers are compensated through salary and bonus. In addition to base salaries, Portfolio Managers are eligible to receive bonus compensation based on their individual contribution to the research effort as well as client retention and sales. They also have a potential for ownership after 5-years with the firm.

Conflicts. TLC believes that there are no foreseen conflicts of interest that may arise in connection with the Portfolio Managers' management of the Fund's investments and any other accounts that are managed by the Portfolio Manager.


Fund Ownership. As of September 30, 2010, Stephen Goddard, Jonathan Moody, Wade Stinnette and J. Brian Campbell did not own any shares of the Small Cap Core Fund.


FEES PAID TO THE SUB-ADVISORS


For the fiscal years ended September 30, 2010, 2009 and 2008, the Advisor paid to the Sub-Advisors the following amounts for each Fund during the periods indicated below:

-------------------------------------------------------------------------------------------------------------------
                                                                        SUB-ADVISORY FEES PAID
                                                                        -------------------------------------------
FUND                                                                    2008          2009           2010
-------------------------------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund - Clover Capital & JKMilne*              $41,881       $46,404        $163,601
-------------------------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund - Chartwell Investment           $202,462      $147,772       $189,709
Partners & Fort Washington**
-------------------------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund - Chartwell Investment Partners &
Longfellow***                                                           $66,112       $61,825        $64,146
-------------------------------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund - Sands Capital Management             $2,643,130    $1,192,940     $2,368,523
-------------------------------------------------------------------------------------------------------------------
Mid Cap Fund - Turner                                                   $2,365,137    $970,686       $711,715
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                        SUB-ADVISORY FEES PAID
                                                                        -------------------------------------------
FUND                                                                    2008          2009           2010
-------------------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund - Turner                              $338,576      $227,660       $151,330
-------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund****
-------------------------------------------------------------------------------------------------------------------
   Turner                                                               $289,046      $457,492       $400,446
-------------------------------------------------------------------------------------------------------------------
   James Investment Research, Inc.                                      $175,147      N/A            N/A
-------------------------------------------------------------------------------------------------------------------
   Diamond Hill Capital Management, Inc.                                $393,926      N/A            N/A
-------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund - FMW                                         N/A           N/A            $22,633
-------------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Fund - Bradford & Marzec                         N/A           N/A            $32,582
-------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity Fund - AGF                                      N/A           N/A            $250,156
-------------------------------------------------------------------------------------------------------------------
Global Equity Fund - Bedlam                                             N/A           N/A            $17,229
-------------------------------------------------------------------------------------------------------------------
Global Real Estate Fund - Cornerstone                                   N/A           N/A            $14,037
-------------------------------------------------------------------------------------------------------------------
International Fixed Income Fund - GAM International                     N/A           N/A            $22,620
-------------------------------------------------------------------------------------------------------------------
Large Cap Relative Value Fund - EARNEST Partners                        N/A           N/A            $14,324
-------------------------------------------------------------------------------------------------------------------
Market Neutral Equity Fund - AJO                                        N/A           N/A            $97,708
-------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund - LMCG                                               N/A           N/A            $32,187
-------------------------------------------------------------------------------------------------------------------
Small Cap Core Fund - TLC                                               N/A           N/A            $245,554
-------------------------------------------------------------------------------------------------------------------
Focused Equity Fund- Fort Washington                                    N/A           N/A            $7,022
-------------------------------------------------------------------------------------------------------------------


* As of April 22, 2009, JKMilne became sub-advisor to the Intermediate Fixed Income Fund

** As of October 1, 2008, Fort Washington became sub-advisor to the Ultra Short Duration Fixed Income Fund.

*** As of February 27, 2009, Longfellow became sub-advisor to the Short Duration Fixed Income Fund.


**** As of June 16, 2008, James Investment Research, Inc. and Diamond Hill Capital Management, Inc. are no longer sub-advisors to the Small Cap Value Fund (f/k/a the Small Cap Value Opportunities Fund). As of December 6, 2010, Turner is no longer sub-advisor to the Small Cap Value Fund.

For the period from its inception (December 3, 2007) through September 30, 2008, and the fiscal years ended September 30, 2009 and 2010, the Advisor paid to the Sub-Advisor the following amount for the Premium Yield Equity Fund:

-----------------------------------------------------------------------------------------------------------
                                                                  SUB-ADVISORY FEES PAID
                                                                  -----------------------------------------
FUND                                                              2008           2009           2010
-----------------------------------------------------------------------------------------------------------
Premium Yield Equity Fund - Miller/Howard*                        $31,016        $68,182        $127,732
-----------------------------------------------------------------------------------------------------------

* As of May 23, 2008 Chartwell Investment Partners was replaced with Miller/Howard as sub-advisor to the Premium Yield Equity Fund. Fees paid from December 3, 2007 through May 22, 2008 represent fees paid to Chartwell Investment Partners.

THE ADMINISTRATOR

The Trust and the Advisor have entered into an administration agreement (the "Administration Agreement") that appoints the Advisor as the administrator (the "Administrator") for the Trust. The Administration Agreement provides that the Administrator shall perform or supervise the performance of other administrative services, such as regulatory or performance reporting and fund accounting and related accounting services, in connection with the operation of the Funds. The Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement provides that the Trust will pay an administrative fee to the Advisor of 0.20% of aggregate net assets up to $6 billion; 0.16% of the next $4 billion of aggregate net assets and 0.12% on assets in excess of $10 billion. Aggregate net assets include the average daily net assets of all series of the Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust and Touchstone Investment Trust ("TINT"), except the TINT Institutional Money Market Fund.

After the initial two year period, the continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Trust, and, in either case, (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

Under the Administration Agreement, the Administrator may enter into agreements with service providers to provide administration services to the Trust. The Administrator has appointed JPMorgan Chase Bank, N.A. ("JPMorgan"), 303 Broadway, Cincinnati, Ohio 45202 as the Trust's sub-administrator. JPMorgan prepares and effects regulatory filings for the Trust, prepares and distributes materials for Board meetings, works with the Administrator to resolve any daily pricing issues, reviews daily reports by existing service providers and performs other duties as requested by the Administrator. JPMorgan also provides accounting and pricing services to the Funds. The sub-administration fees for JPMorgan are paid by the Administrator.


For the fiscal years ended September 30, 2008, 2009 and 2010, the Trust paid the following administrative fees:

--------------------------------------------------------------------------------------------------------
                                                     ADMINISTRATIVE FEES PAID
                                                     ---------------------------------------------------
FUND                                                 2008             2009              2010
--------------------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund                       $37,249          $53,645           $218,106
--------------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund               $323,951         $236,629          $302,855
--------------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund                     $105,846         $89,338           $85,530
--------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund                    $135,364         $91,225           $60,595
--------------------------------------------------------------------------------------------------------
Small Cap Value Fund                                 $321,165         $166,810          $145,724
--------------------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund                     $1,152,887       $680,956          $1,029,130
--------------------------------------------------------------------------------------------------------
Mid Cap Fund                                         $946,442         $389,668          $284,939
--------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                                  --                --         $10,026
--------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Fund                                --                --         $25,937
--------------------------------------------------------------------------------------------------------
Emerging Markets Equity Fund                               --                --         $82,561
--------------------------------------------------------------------------------------------------------
Global Equity Fund                                         --                --         $6,866
--------------------------------------------------------------------------------------------------------
Global Real Estate Fund                                    --                --         $6,995
--------------------------------------------------------------------------------------------------------
International Fixed Income Fund                            --                --         $15,028
--------------------------------------------------------------------------------------------------------
Large Cap Relative Value Fund                              --                --         $7,141
--------------------------------------------------------------------------------------------------------
Market Neutral Equity Fund                                 --                --         $22,196
--------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                                         --                --         $12,875
--------------------------------------------------------------------------------------------------------
Small Cap Core Fund                                        --                --         $97,893
--------------------------------------------------------------------------------------------------------
Focused Equity Fund                                        --                --         $3,500
--------------------------------------------------------------------------------------------------------

For the period from its inception (December 3, 2007) through September 30, 2008, and the fiscal years ended September 30, 2009 and 2010, the Premium Yield Equity Fund paid the following administrative fees (net of waivers):

------------------------------------------------------------------------------------------------
                                           ADMINISTRATIVE FEES PAID
                                           -----------------------------------------------------
FUND                                       2008              2009             2010
------------------------------------------------------------------------------------------------
Premium Yield Equity Fund                  $36,045           $34,071          $63,774
------------------------------------------------------------------------------------------------

For the fiscal years ended September 30, 2008, 2009 and 2010, the Administrator paid the following sub-administrative fees:

---------------------------------------------------------------------------------------------------
                                                SUB-ADMINISTRATIVE FEES PAID
                                                ---------------------------------------------------
FUND                                            2008              2009             2010
---------------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund                  $14,866           $20,060          $62,500
---------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund          $129,451          $92,602          $62,511
---------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund                $42,239           $39,024          $62,500
---------------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund               $54,138           $40,111          $62,500
---------------------------------------------------------------------------------------------------
Small Cap Value Fund                            $127,973          $66,256          $62,500
---------------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund                $459,976          $257,986         $173,110
---------------------------------------------------------------------------------------------------
Mid Cap Fund                                    $377,699          $152,306         $62,500
---------------------------------------------------------------------------------------------------
Capital Appreciation Fund                              --               --         $62,500
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                SUB-ADMINISTRATIVE FEES PAID
                                                ---------------------------------------------------
FUND                                            2008              2009             2010
---------------------------------------------------------------------------------------------------
Core Plus Fixed Income Fund                            --               --         $62,500
---------------------------------------------------------------------------------------------------
Emerging Markets Equity Fund                           --               --         $62,500
---------------------------------------------------------------------------------------------------
Global Equity Fund                                     --               --         $62,500
---------------------------------------------------------------------------------------------------
Global Real Estate Fund                                --               --         $62,500
---------------------------------------------------------------------------------------------------
International Fixed Income Fund                        --               --         $62,500
---------------------------------------------------------------------------------------------------
Large Cap Relative Value Fund                          --               --         $62,500
---------------------------------------------------------------------------------------------------
Market Neutral Equity Fund                             --               --         $62,500
---------------------------------------------------------------------------------------------------
Mid Cap Value Fund                                     --               --         $62,500
---------------------------------------------------------------------------------------------------
Small Cap Core Fund                                    --               --         $62,500
---------------------------------------------------------------------------------------------------
Focused Equity Fund                                    --               --         $46,875
---------------------------------------------------------------------------------------------------

For the period from its inception (December 3, 2007) through September 30, 2008, and the fiscal years ended September 30, 2009 and 2010, the Administrator paid the following sub-administrative fees for the Premium Yield Equity Fund:

-----------------------------------------------------------------------------------------------
                                             SUB-ADMINISTRATIVE FEES PAID
                                             --------------------------------------------------
FUND                                         2008             2009              2010
-----------------------------------------------------------------------------------------------
Premium Yield Equity Fund                    $14,566          $19,328           $62,500
-----------------------------------------------------------------------------------------------

JPMorgan serves as the Trust's transfer agent (the "Transfer Agent"). JPMorgan maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For providing transfer agent and shareholder services to the Trust, JPMorgan receives a monthly per account fee from each Fund, plus out of-pocket expenses. The Funds may also pay a fee to certain servicing organizations (such as broker-dealers and financial institutions) that provide sub-transfer agency services. These services include maintaining shareholder records, processing shareholder transactions and distributing communications to shareholders.

JPMorgan provides compliance program development, implementation and administration services to the Trust pursuant to a Compliance Services Agreement. For providing compliance services to the Trust, the Funds pay an annual compliance administration fee. The Funds also pay other costs and expenses incurred in connection with the services provided under the Compliance Services Agreement.

For the fiscal years ended September 30, 2008, 2009 and 2010, the Trust paid the following compliance fees:

---------------------------------------------------------------------------------------------------
                                                COMPLIANCE FEES PAID
                                                ---------------------------------------------------
FUND                                            2008              2009             2010
---------------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund                  $1,523            $1,679           $2,066
---------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund          $2,224            2,499            $2,484
---------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund                $1,703            $2,053           $2,117
---------------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund               $1,806            $2,005           $2,113
---------------------------------------------------------------------------------------------------
Small Cap Value Fund                            $2,219            $2,224           $2,313
---------------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund                $4,035            $3,674           $3,694
---------------------------------------------------------------------------------------------------
Mid Cap Fund                                    $3,635            $2,964           $2,759
---------------------------------------------------------------------------------------------------
Capital Appreciation Fund                              --               --         $1,683
---------------------------------------------------------------------------------------------------
Core Plus Fixed Income Fund                            --               --         $1,776
---------------------------------------------------------------------------------------------------
Emerging Markets Equity Fund                           --               --         $1,777
---------------------------------------------------------------------------------------------------
Global Equity Fund                                     --               --         $1,683
---------------------------------------------------------------------------------------------------
Global Real Estate Fund                                --               --         $1,683
---------------------------------------------------------------------------------------------------
International Fixed Income Fund                        --               --         $1,777
---------------------------------------------------------------------------------------------------
Large Cap Relative Value Fund                          --               --         $1,777
---------------------------------------------------------------------------------------------------
Market Neutral Equity Fund                             --               --         $1,776
---------------------------------------------------------------------------------------------------
Mid Cap Value Fund                                     --               --         $1,764
---------------------------------------------------------------------------------------------------
Small Cap Core Fund                                    --               --         $2,273
---------------------------------------------------------------------------------------------------
Focused Equity Fund                                    --               --         $1,712
---------------------------------------------------------------------------------------------------

For the period from its inception (December 3, 2007) through September 30, 2008, and the fiscal years ended September 30, 2009 and 2010, the Premium Yield Equity Fund paid the following compliance fees:

---------------------------------------------------------------------------------------------
                                           COMPLIANCE FEES PAID
                                           --------------------------------------------------
FUND                                       2008             2009              2010
---------------------------------------------------------------------------------------------
Premium Yield Equity Fund                  $988             $1,898            $1,968
---------------------------------------------------------------------------------------------


DISTRIBUTION AND SHAREHOLDER SERVICES

Touchstone Securities, Inc. (the "Distributor") and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to the Funds. The Distributor's principal place of business is 303 Broadway, Suite 1100, Cincinnati Ohio 45202. The Distributor is a registered broker-dealer, and an affiliate of the Advisor by reason of common ownership. The Distributor is obligated to sell shares on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. As compensation for providing the services under the Distribution Agreement, the Distributor receives distribution and service fees, contingent deferred sales charges and front-end sales charges. The Distributor may re-allow any or all of the distribution or service fees, contingent deferred sales charges or front-end sales charges to such brokers, dealers and other financial institutions and intermediaries as the Distributor may from time to time determine.

Ms. McGruder may be deemed to be an affiliate of the Distributor because she is a Director of the Distributor and an officer of affiliates of the Distributor. Ms. McGruder, by reason of such affiliations, may directly or indirectly receive benefits from the underwriting fees paid to the Distributor.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Distributor may from time to time pay from its own resources cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Funds and/or other funds in the Touchstone Funds during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events. The Advisor, at its expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for distribution, administrative and/or shareholder servicing activities. The Advisor may also reimburse the Distributor for making these payments.


The Distributor, at its expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Touchstone Funds. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority ("FINRA").

The Distributor makes payments for entertainment events they deem appropriate, subject to itS guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship. As of December 31, 2010, the Distributor anticipates that the following broker-dealers or their affiliates will receive additional payments as described in the fund's prospectuses and statement of additional information:

---------------------------------------------------------
NAME OF BROKER-DEALER
---------------------------------------------------------
American Enterprise Investment Services, Inc.
---------------------------------------------------------
First Clearing, LLC
---------------------------------------------------------
Janney Montgomery Scott LLC
---------------------------------------------------------
LPL Financial Corporation
---------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith, Inc
---------------------------------------------------------
Morgan Stanley DW, Inc.
---------------------------------------------------------
Morgan Stanley Smith Barney LLC (formerly Citigroup)
---------------------------------------------------------
Pershing LLC
---------------------------------------------------------
Raymond James & Associates, Inc.
---------------------------------------------------------
RBC Capital Markets Corporation
---------------------------------------------------------
UBS Financial Services, Inc.
---------------------------------------------------------
Vanguard Brokerage Services,
---------------------------------------------------------

The Distributor is motivated to make the payments described above because they promote the sale of Fund shares and the retention of those investments by clients of financial advisers. To the extent financial advisers sell more shares of the Funds or retain shares of the Funds in their clients' accounts, the Advisor benefits from the incremental management and other fees paid to the Advisor by the Funds with respect to those assets.

Your financial adviser may charge you additional fees or commissions other than those disclosed in the SAI. You can ask your financial adviser about any payments it receives from the Distributor or the Funds, as well as about fees and/or commissions it charges. You should consult disclosures made by your financial adviser at the time of purchase.


The Funds may compensate dealers, including the Distributor and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

DISTRIBUTION AND SHAREHOLDER SERVICE ARRANGEMENTS

Certain Funds have adopted a distribution and/or shareholder servicing plan for certain classes of Shares which permits a Fund to pay for expenses incurred in the distribution and promotion of its shares pursuant to Rule 12b-1 under the 1940 Act and account maintenance and other shareholder services in connection with maintaining such account. The Distributor may provide those services itself or enter into arrangements under which third parties provide such services and are compensated by the Distributor.

CLASS A SHARES. With respect to its Class A Shares, each Fund has adopted a plan of distribution and shareholder service (the "Class A Plan") under which the Distributor is paid up to, but not exceeding, twenty-five basis points (0.25%) for distribution payments. Of the total compensation authorized, the Fund may pay for shareholder services in an amount up to 0.25%. Under the Class A Plan, the Distributor is compensated regardless of its expenses.

CLASS C SHARES. With respect to its Class C Shares, each Fund has adopted a plan of distribution and shareholder service (the "Class C Plan") under which the Distributor is paid up to, but not exceeding, one hundred basis points (1.00%) in the aggregate, with twenty-five basis points (0.25%) for shareholder service fees and seventy-five basis points (0.75%) for distribution payments. Under the Class C Plan, the Distributor is compensated regardless of its expenses.

CLASS Z SHARES. With respect to its Class Z Shares, each Fund has adopted a shareholder service plan (the "Class Z Plan") under which the Distributor is paid up to, but not exceeding, twenty-five basis points (0.25%) for shareholder service fees. Under the Class Z Plan, the Distributor is compensated regardless of its expenses.

GENERAL INFORMATION. In connection with the distribution of Shares, the Distributor may use the payments for: (i) compensation for its services in distribution assistance; or (ii) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.


In addition, the Distributor may use payments to provide or enter into written agreements with service providers who will provide shareholder services, including: (i) maintaining accounts relating to shareholders that invest in Shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Distributor and/or service providers;
(iv) responding to inquires from shareholders concerning their investment in shares; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or the service providers; (ix) processing dividend payments from the Funds on behalf of shareholders; and (x) providing such other similar services as the Fund may reasonably request.


Agreements implementing the Plans (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written Implementation Agreements. Some financial intermediaries charge fees in excess of the amounts available under the Plans, in which case the Advisor pays the additional fees.

The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plans or any Implementation Agreement at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by the Distributor after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plans should assist in the growth of the Funds, which will benefit each Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

Jill T. McGruder, as an interested person of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.


For the fiscal year ended September 30, 2010, the Funds paid the following in Distribution and Shareholder Servicing fees:

----------------------------------------------------------------------------------------
                                                       2010
                                                       ---------------------------------
FUND                                                   DISTRIBUTION      SHAREHOLDER
                                                       FEES PAID         SERVICING
                                                                         FEES PAID
----------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund Class Z         $0                $333,137
----------------------------------------------------------------------------------------
Short Duration Fixed Income Fund Class Z               $0                $101,281
----------------------------------------------------------------------------------------
Sands Capital Select Growth Fund Class Z               $0                $922,220
----------------------------------------------------------------------------------------
Mid Cap Fund Class A                                   $1,345            $0
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Mid Cap Fund Class C                                   $2,166            $0
----------------------------------------------------------------------------------------
Mid Cap Fund Class Z                                   $0                $3,742
----------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund Class A              $68,268           $0
----------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund Class C              $29,901           $0
----------------------------------------------------------------------------------------
Small Cap Value Fund Class Z                           $0                $182,153
----------------------------------------------------------------------------------------
Premium Yield Equity Fund Class A                      $52,654           $0
----------------------------------------------------------------------------------------
Premium Yield Equity Fund Class C                      $49,453           $0
----------------------------------------------------------------------------------------
Capital Appreciation Fund Class A                      $4,458            $0
----------------------------------------------------------------------------------------
Capital Appreciation Fund Class C                      $2,372            $0
----------------------------------------------------------------------------------------
Core Plus Fixed Income Fund Class A                    $5,289            $0
----------------------------------------------------------------------------------------
Core Plus Fixed Income Fund Class C                    $11,612           $0
----------------------------------------------------------------------------------------
Emerging Markets Equity Fund  Class A                  $7,654            $0
----------------------------------------------------------------------------------------
Emerging Markets Equity Fund  Class C                  $16,992           $0
----------------------------------------------------------------------------------------
Global Equity Fund Class A                             $1,229            $0
----------------------------------------------------------------------------------------
Global Equity Fund Class C                             $1,013            $0
----------------------------------------------------------------------------------------
Global Real Estate Fund Class A                        $1,036            $0
----------------------------------------------------------------------------------------
Global Real Estate Fund Class C                        $1,099            $0
----------------------------------------------------------------------------------------
International Fixed Income Fund Class A                $851              $0
----------------------------------------------------------------------------------------
International Fixed Income Fund Class C                $1,768            $0
----------------------------------------------------------------------------------------
Large Cap Relative Value Fund Class A                  $847              $0
----------------------------------------------------------------------------------------
Large Cap Relative Value Fund Class C                  $2,118            $0
----------------------------------------------------------------------------------------
Market Neutral Equity Fund Class A                     $1,467            $0
----------------------------------------------------------------------------------------
Market Neutral Equity Fund Class C                     $1,293            $0
----------------------------------------------------------------------------------------
Mid Cap Value Fund Class A                             $608              $0
----------------------------------------------------------------------------------------
Mid Cap Value Fund Class C                             $1,141            $0
----------------------------------------------------------------------------------------
Small Cap Core Fund Class A                            $64,398           $0
----------------------------------------------------------------------------------------
Small Cap Core Fund Class C                            $23,072           $0
----------------------------------------------------------------------------------------
Focused Equity Fund Class A                            $957              $0
----------------------------------------------------------------------------------------
Focused Equity Fund Class C                            $1,001            $0
----------------------------------------------------------------------------------------

The distribution and/or shareholder servicing fees for the Class A shares and Class C shares of Sands Capital Select Growth Fund and the Class A shares, Class C shares, Class Y shares and Institutional shares of the Small Cap Value Fund are not included because the share classes had not commenced operations prior to September 30, 2010.

For the fiscal year ended September 30, 2010, the aggregate commissions on sales of the Ultra Short Duration Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2010, the aggregate commissions on sales of the Short Duration Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2010, the aggregate commissions on sales of the Sands Capital Select Growth Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2010, the aggregate commissions on sales of the Mid Cap Fund's shares were $1,636 of which the Distributor paid $274 to unaffiliated broker-dealers in the selling network, earned $1,147 as a broker-dealer in the selling network and retained $215 in underwriting commissions.

For the fiscal year ended September 30, 2010, the aggregate commissions on sales of the Healthcare and Biotechnology Fund's shares were $21,401 of which the Distributor paid $11,182 to unaffiliated broker-dealers in the selling network, earned $7,134 as a broker-dealer in the selling network and retained $3,085 in underwriting commissions.

For the fiscal year ended September 30, 2010, the aggregate commissions on sales of the Small Cap Value Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2010, the aggregate commissions on sales of the Premium Yield Equity Fund's shares were $32,102 of which the Distributor paid $25,174 to unaffiliated broker-dealers in the selling network, earned $1,189 as a broker-dealer in the selling network and retained $5,739 in underwriting commissions.

For the fiscal year ended September 30, 2010, the aggregate commissions on sales of the Capital Appreciation Fund's shares were $23,342 of which the Distributor paid $10,825 to unaffiliated broker-dealers in the selling network, earned $8,868 as a broker-dealer in the selling network and retained $3,649 in underwriting commissions.

For the fiscal year ended September 30, 2010, the aggregate commissions on sales of the Core Plus Fixed Income Fund's shares were $28,070 of which the Distributor paid $19,530 to unaffiliated broker-dealers in the selling network, earned $4,447 as a broker-dealer in the selling network and retained $4,093 in underwriting commissions.

For the fiscal year ended September 30, 2010, the aggregate commissions on sales of the Emerging Markets Equity Fund's shares were $114,896 of which the Distributor paid $88,749 to unaffiliated broker-dealers in the selling network, earned $9,640 as a broker-dealer in the selling network and retained $16,507 in underwriting commissions.

For the fiscal year ended September 30, 2010, the aggregate commissions on sales of the Global Equity Fund's shares were $3,735 of which the Distributor paid $1,200 to unaffiliated broker-dealers in the selling network, earned $2,015 as a broker-dealer in the selling network and retained $520 in underwriting commissions.

For the fiscal year ended September 30, 2010, the aggregate commissions on sales of the Global Real Estate Fund's shares were $1,071 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $930 as a broker-dealer in the selling network and retained $141 in underwriting commissions.

For the fiscal year ended September 30, 2010, the aggregate commissions on sales of the International Fixed Income Fund's shares were $5,938 of which the Distributor paid $3,550 to unaffiliated broker-dealers in the selling network, earned $1,528 as a broker-dealer in the selling network and retained $860 in underwriting commissions.

For the fiscal year ended September 30, 2010, the aggregate commissions on sales of the Large Cap Relative Value Fund's shares were $6,672 of which the Distributor paid $126 to unaffiliated broker-dealers in the selling network, earned $5,389 as a broker-dealer in the selling network and retained $1,157 in underwriting commissions.

For the fiscal year ended September 30, 2010, the aggregate commissions on sales of the Market Neutral Equity Fund's shares were $14,643 of which the Distributor paid $12,480 to unaffiliated broker-dealers in the selling network, earned $82 as a broker-dealer in the selling network and retained $2,081 in underwriting commissions.

For the fiscal year ended September 30, 2010, the aggregate commissions on sales of the Mid Cap Value Fund's shares were $3,715 of which the Distributor paid $1,288 to unaffiliated broker-dealers in the selling network, earned $1,837 as a broker-dealer in the selling network and retained $590 in underwriting commissions.

For the fiscal year ended September 30, 2010, the aggregate commissions on sales of the Small Cap Core Fund's shares were $141,428 of which the Distributor paid $112,597 to unaffiliated broker-dealers in the selling network, earned $9,510 as a broker-dealer in the selling network and retained $19,321 in underwriting commissions.

For the fiscal year ended September 30, 2010, the aggregate commissions on sales of the Focused Equity Fund's shares were $7,992 of which the Distributor paid $2,400 to unaffiliated broker-dealers in the selling network, earned $3,850 as a broker-dealer in the selling network and retained $1,742 in underwriting commissions.


For the fiscal year ended September 30, 2009, the aggregate commissions on sales of the Intermediate Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2009, the aggregate commissions on sales of the Ultra Short Duration Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2009, the aggregate commissions on sales of the Short Duration Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2009, the aggregate commissions on sales of the Sands Capital Select Growth Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2009, the aggregate commissions on sales of the Mid Cap Fund's shares were $8,197 of which the Distributor paid $5,615 to unaffiliated broker-dealers in the selling network, earned $1,547 as a broker-dealer in the selling network and retained $1,035 in underwriting commissions.

For the fiscal year ended September 30, 2009, the aggregate commissions on sales of the Healthcare and Biotechnology Fund's shares were $47,519 of which the Distributor paid $35,389 to unaffiliated broker-dealers in the selling network, earned $5,305 as a broker-dealer in the selling network and retained $6,825 in underwriting commissions.


For the fiscal year ended September 30, 2009, the aggregate commissions on sales of the Small Cap Value Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $. in underwriting commissions.


For the fiscal year ended September 30, 2009, the aggregate commissions on sales of the Premium Yield Equity Fund's shares were $21,333 of which the Distributor paid $17,335 to unaffiliated broker-dealers in the selling network, earned $299 as a broker-dealer in the selling network and retained $3,699 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Intermediate Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Ultra Short Duration Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Short Duration Fixed Income Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Sands Capital Select Growth Fund's shares were $0 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $0 as a broker-dealer in the selling network and retained $0 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Mid Cap Fund's shares were $4,018 of which the Distributor paid $735 to unaffiliated broker-dealers in the selling network, earned $2,709 as a broker-dealer in the selling network and retained $574 in underwriting commissions.

For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Healthcare and Biotechnology Fund's shares were $291,335 of which the Distributor paid $227,696 to unaffiliated broker-dealers in the selling network, earned $21,793 as a broker-dealer in the selling network and retained $41,847 in underwriting commissions.


For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Small Cap Value Fund's shares were $2,089 of which the Distributor paid $1,055 to unaffiliated broker-dealers in the selling network, earned $750 as a broker-dealer in the selling network and retained $284 in underwriting commissions.


For the fiscal year ended September 30, 2008, the aggregate commissions on sales of the Premium Yield Equity Fund's shares were $382 of which the Distributor paid $0 to unaffiliated broker-dealers in the selling network, earned $319 as a broker-dealer in the selling network and retained $63 in underwriting commissions.


The Distributor retains the contingent deferred sales charge on redemptions of shares of the Mid Cap Fund, Healthcare and Biotechnology Fund, Small Cap Value Fund, Premium Yield Equity Fund, Capital Appreciation Fund, Core Plus Fixed Income Fund, Emerging Markets Equity Fund, Global Equity Fund, Global Real Estate Fund, International Fixed Income Fund, Large Cap Relative Value Fund, Market Neutral Equity Fund, Mid Cap Value Fund, Small Cap Core Fund and Focused Equity Fund that are subject to a contingent deferred sales charge.

For the fiscal years ended September 30, 2010, 2009 and 2008, the Distributor retained $0, $0 and $0, respectively, of contingent deferred sales charges on the redemption of the Mid Cap Fund.

For the fiscal years ended September 30, 2010, 2009 and 2008, the Distributor retained $11, $3,171 and $6,923, respectively, of contingent deferred sales charges on the redemption of the Healthcare and Biotechnology Fund.

For the fiscal years ended September 30, 2010, 2009 and 2008, the Distributor retained $0, $0 and $20, respectively, of contingent deferred sales charges on the redemption of the Small Cap Value Fund.

For the fiscal years ended September 30, 2010, 2009 and 2008, the Distributor retained $1,425, $138 and $23 of contingent deferred sales charges on the redemption of the Premium Yield Equity Fund.

For the fiscal year ended September 30, 2010, the Distributor retained $25 of contingent deferred sales charges on the redemption of the Capital Appreciation Fund.

For the fiscal year ended September 30, 2010, the Distributor retained $105 of contingent deferred sales charges on the redemption of the Core Plus Fixed Income Fund.

For the fiscal year ended September 30, 2010, the Distributor retained $1,252 of contingent deferred sales charges on the redemption of the Emerging Markets Equity Fund.

For the fiscal year ended September 30, 2010, the Distributor retained $25 of contingent deferred sales charges on the redemption of the Global Equity Fund.

For the fiscal year ended September 30, 2010, the Distributor retained $25 of contingent deferred sales charges on the redemption of the Global Real Estate Fund.

For the fiscal year ended September 30, 2010, the Distributor retained $425 of contingent deferred sales charges on the redemption of the International Fixed Income Fund.

For the fiscal year ended September 30, 2010, the Distributor retained $25 of contingent deferred sales charges on the redemption of the Large Cap Relative Value Fund.

For the fiscal year ended September 30, 2010, the Distributor retained $75 of contingent deferred sales charges on the redemption of the Market Neutral Equity Fund.

For the fiscal year ended September 30, 2010, the Distributor retained $25 of contingent deferred sales charges on the redemption of the Mid Cap ValueFund.

For the fiscal year ended September 30, 2010, the Distributor retained $1,077 of contingent deferred sales charges on the redemption of the Small Cap Core Fund.

For the fiscal year ended September 30, 2010, the Distributor retained $0 of contingent deferred sales charges on the redemption of the Focused Equity Fund.

TRUSTEES AND OFFICERS OF THE TRUST

The following is a list of the Trustees and principal officers of the Trust, the length of time served, principal occupations for the past 5 years, number of funds overseen in the Touchstone Fund Complex and other directorships held. All funds managed by the Advisor are part of the "Touchstone Fund Complex." The Touchstone Fund Complex consists of the Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Tax-Free Trust and Touchstone Institutional Funds Trust. The Trustees who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as "Independent Trustees."

----------------------------------------------------------------------------------------------------------------------------------
INTERESTED
TRUSTEES(1):
----------------------------------------------------------------------------------------------------------------------------------
         NAME           POSITION        TERM OF           PRINCIPAL OCCUPATION(S)         NUMBER OF                  OTHER
       ADDRESS          HELD             OFFICE             DURING PAST 5 YEARS           FUNDS                  DIRECTORSHIPS
    YEAR OF BIRTH       WITH              AND                                             OVERSEEN                HELD DURING
                        TRUST            LENGTH                                           IN THE                  THE PAST 5
                                        OF TIME                                           TOUCHSTONE               YEARS(4)
                                       SERVED(2)                                          FUND
                                                                                          COMPLEX(3)
----------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder        Trustee and   Until         President and CEO of IFS Financial       42               Director of
Touchstone              President     retirement    Services, Inc. (a holding                                 LaRosa's (a
Advisors, Inc                         at age 75     company).                                                 restaurant chain),
303 Broadway                          or until                                                                Capital Analysts
Cincinnati, OH                        she resigns                                                             Incorporated (an
Year of Birth: 1955                   or is                                                                   investment advisor
                                      removed                                                                 and broker-dealer),
                                                                                                              IFS Financial
                                      Trustee                                                                 Services, Inc. (a
                                      since 2006                                                              holding company),
                                                                                                              Integrity and
                                                                                                              National Integrity
                                                                                                              Life Insurance
                                                                                                              Co., Touchstone
                                                                                                              Securities (the
                                                                                                              Trust's
                                                                                                              distributor),
                                                                                                              Touchstone
                                                                                                              Advisors (the
                                                                                                              Trust's investment
                                                                                                              advisor and
                                                                                                              administrator) and
                                                                                                              W&S Financial
                                                                                                              Group Distributors
                                                                                                              (a distribution
                                                                                                              company).
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES:
----------------------------------------------------------------------------------------------------------------------------------
         NAME           POSITION        TERM OF           PRINCIPAL OCCUPATION(S)         NUMBER OF                  OTHER
       ADDRESS          HELD             OFFICE             DURING PAST 5 YEARS           FUNDS                  DIRECTORSHIPS
    YEAR OF BIRTH       WITH              AND                                             OVERSEEN                HELD DURING
                        TRUST            LENGTH                                           IN THE                  THE PAST 5
                                        OF TIME                                           TOUCHSTONE               YEARS(4)
                                       SERVED(2)                                          FUND
                                                                                          COMPLEX(3)
----------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox           Trustee      Until         President and Chief Executive             42              Director of
105 East Fourth Street                retirement    Officer of Cox Financial Corp. (a                         Cincinnati Bell (a
Cincinnati, OH                        at age 75     financial services company).                              communications
Year of Birth: 1947                   or until he                                                             company), Bethesda
                                      resigns or                                                              Inc. (a hospital),
                                      is removed                                                              Timken Co. (a
                                                                                                              manufacturing
                                      Trustee                                                                 company), Diebold
                                      since 2006                                                              (a technology
                                                                                                              solutions
                                                                                                              company), and Ohio
                                                                                                              Business Alliance
                                                                                                              for Higher
                                                                                                              Education.
                                                                                                              Director of Duke
                                                                                                              Energy from 1994 -
                                                                                                              2008.
----------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner         Trustee      Until         Principal of HJL Enterprises (a           42              None
c/o Touchstone                        retirement    privately held investment company).
Advisors, Inc.                        at age 75
303 Broadway                          or until he
Cincinnati, OH                        resigns or
Year of Birth: 1938                   is removed

                                      Trustee
                                      since 2007
----------------------------------------------------------------------------------------------------------------------------------
Donald C. Siekmann       Trustee      Until         Executive for Duro Bag                    42              None
c/o Touchstone                        retirement    Manufacturing Co. (a bag
Advisors, Inc.                        at age 75     manufacturer) from 2002 -2008.
303 Broadway                          or until he
Cincinnati, OH                        resigns or
Year of Birth: 1938                   is removed

                                      Trustee
                                      since 2006
----------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti          Trustee      Until         CEO, Chairman and Director of             42              None
c/o Touchstone                        retirement    Avaton, Inc. (a wireless
Advisors, Inc.                        at age 75     entertainment company) until 2006.
303 Broadway                          or until he   President of Cincinnati Biomedical
Cincinnati, OH                        resigns or    (a life science and economic
Year of Birth: 1948                   is removed    development company) from 2003 -
                                                    2007.
                                      Trustee       Chairman of Integrated Media
                                      since 2007    Technologies (a media company).
----------------------------------------------------------------------------------------------------------------------------------
Susan J. Hickenlooper    Trustee      Until         Trustee of Episcopal Retirement           42              Trustee of Gateway
c/o Touchstone                        retirement    Homes Foundation                                          Trust (a
Advisors, Inc.                        at age 75                                                               charitable
303 Broadway                          or until he                                                             organization) from
Cincinnati, OH                        resigns or                                                              2006 - 2008,
Year of Birth: 1946                   is removed                                                              Trustee of
                                                                                                              Cincinnati Parks
                                      Trustee                                                                 Foundation (a
                                      since 2009                                                              charitable
                                                                                                              organization).
----------------------------------------------------------------------------------------------------------------------------------


(1) Ms. McGruder, as a director of the Advisor and the Distributor and an officer of affiliates of the Advisor and the Distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2) Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

(3) The Touchstone Fund Complex consists of 19 series of the Trust, 4 series of Touchstone Strategic Trust, 3 series of Touchstone Tax-Free Trust, 4 series of Touchstone Investment Trust, 11 variable annuity series of Touchstone Variable Series Trust and 1 series of Touchstone Institutional Funds Trust.

(4) Each Trustee is also a Trustee of Touchstone Tax-Free Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust and Touchstone Institutional Funds Trust.

---------------------------------------------------------------------------------------------------------
PRINCIPAL
OFFICERS:
---------------------------------------------------------------------------------------------------------
           NAME                  POSITION         TERM OF OFFICE           PRINCIPAL OCCUPATION(S)
          ADDRESS               HELD WITH         AND LENGTH OF                    DURING
       YEAR OF BIRTH             TRUST(1)          TIME SERVED                  PAST 5 YEARS
---------------------------------------------------------------------------------------------------------
Jill T. McGruder             President and     Until resignation,    See biography above.
Touchstone                   Trustee           removal or
Advisors, Inc.                                 disqualification
303 Broadway
Cincinnati, OH                                 President since
Year of Birth: 1955                            2006
---------------------------------------------------------------------------------------------------------
Brian E. Hirsch              Vice President    Until resignation,    Senior Vice President of
Touchstone                                     removal or            Compliance and Fund Administration
Advisors, Inc.                                 disqualification      of IFS Financial Services, Inc (a
303 Broadway                                                         holding company)
Cincinnati, OH                                 Vice President
Year of Birth: 1956                            since 2006
---------------------------------------------------------------------------------------------------------
Steven M. Graziano           Vice President    Until resignation,    President of Touchstone Advisors,
Touchstone Advisors, Inc.                      removal or            Inc.; Executive Vice President of
303 Broadway                                   disqualification      Pioneer Investment Management,
Cincinnati, OH                                                       Head of Retail Distribution and
Year of Birth: 1954                            Vice President        Strategic Marketing 2007 - 2008;
                                               since 2009            Executive Vice President of
                                                                     Pioneer Investment Management,
                                                                     Chief Marketing Officer 2002 -
                                                                     2007.
---------------------------------------------------------------------------------------------------------
Timothy D. Paulin            Vice President    Until resignation,    Vice President of Investment
Touchstone Advisors, Inc.                      removal or            Research and Product Management of
303 Broadway                                   disqualification      Touchstone Advisors, Inc.;
Cincinnati, OH                                                       Director of Product Design of
Year of Birth: 1963                            Vice President        Klein Decisions, Inc. 2003 - 2010.
                                               since 2010

---------------------------------------------------------------------------------------------------------
Joseph Melcher               Chief Compliance  Until resignation,    Vice President of Compliance of
Touchstone Advisors, Inc.    Officer           removal or            IFS Financial Services (a holding
303 Broadway                                   disqualification      company); Assistant Vice President
Cincinnati, OH                                                       of Compliance of IFS Financial
Year of Birth: 1973                            Chief Compliance      Services 2005 - 2010.
                                               Officer since 2010

---------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft         Controller        Until resignation,    Chief Financial Officer and Senior
Touchstone                   and Treasurer     removal or            Vice President of IFS Financial
Advisors, Inc.                                 disqualification      Services, Inc. (a holding company)
303 Broadway
Cincinnati, OH                                 Controller and
Year of Birth: 1962                            Treasurer since 2006
---------------------------------------------------------------------------------------------------------
Jay S. Fitton                Secretary         Until resignation,    Assistant Vice President and
JPMorgan                                       removal or            Senior Counsel at JPMorgan Chase
303 Broadway                                   disqualification      Bank, N.A.
Cincinnati, OH
Year of Birth: 1970                            Secretary since
                                               2006.
---------------------------------------------------------------------------------------------------------


(1) Each officer also holds the same office with Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Strategic Trust and Touchstone Institutional Funds Trust.

ADDITIONAL INFORMATION ABOUT THE TRUSTEES

The Board believes that each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes and skills to serve on the Board. The Board believes that the Trustees' ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Advisor, Sub-Advisors, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the Funds. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Ms. McGruder, experience as a chief executive officer of a financial services company and director of various other businesses, as well as executive and leadership roles within the Adviser; Mr. Cox, experience as a chief executive officer of a financial services company and director of companies from varied industries; Mr. Lerner, owner of a management consulting services company and executive experience at various businesses; Mr. Siekmann, accounting experience as a partner at a major accounting firm, director experience at another mutual fund complex, executive experience at various businesses and a leadership role at a charitable organization; Mr. Zanotti, executive and board experience at companies from various industries; and Ms. Hickenlooper, executive and board experience at various businesses, foundations and charitable organizations. In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

BOARD STRUCTURE

The Board of Trustees is composed of five Independent Trustees and one Interested Trustee, Jill T. McGruder, who is Chairperson of the Board of Trustees. The full Board has appointed Phillip R. Cox to serve as the Lead Independent Trustee. Ms. McGruder oversees the day-to-day business affairs of the Trust and communicates with Mr. Cox regularly on various Trust issues, as appropriate. Mr. Cox, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Independent Trustees and the Trust's management between Board meetings. Except for any duties specified herein, the designation of Lead Independent Trustee does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally. The Independent Trustees are advised at these meetings, as well as at other times, by separate, independent legal counsel.

The Board holds four regular meetings each year to consider and address matters involving the Trust and its Funds. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee and a Governance Committee (discussed in more detail below). The Board conducts much of its work through these Committees. Each Committee is comprised entirely of Independent Trustees, which ensures that the Funds have effective and independent governance and oversight.


The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Interested Chairperson and a Lead Independent Trustee, is appropriate and in the best interests of the Trust because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees and the full Board in a manner that enhances effective oversight. The Board believes that having an Interested Chairperson is appropriate and in the best interests of the Trust given: (1) the extensive oversight provided by the Trust's Advisor over the affiliated and unaffiliated Sub-Advisors that conduct the day-to-day management of the Funds of the Trust, (2) the extent to which the work of the Board is conducted through the standing Committees, (3) the extent to which the Independent Trustees meet regularly, together with independent legal counsel, in the absence of the Interested Chairperson and (4) the Interested Chairperson's additional roles as a director of the Advisor and the Distributor and senior executive of IFS Financial Services, Inc., the Advisor's parent company, and of other affiliates of the Advisor, which enhance the Board's understanding of the operations of the Advisor and the role of the Trust and the Advisor within Western & Southern Financial Group, Inc. The Board also believes that the role of the Lead Independent Trustee within the leadership structure is integral to promoting independent oversight of the Funds' operations and meaningful representation of the shareholders' interests. In addition, the Board believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from the Trust's management.


BOARD OVERSIGHT OF RISK

Consistent with its responsibilities for oversight of the Trust and its Funds, the Board, among other things, oversees risk management of each Fund's investment program and business affairs directly and through the committee structure that it has established. Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Under the overall supervision of the Board, the Advisor, Sub-Advisors, and other key service providers to the Funds, including the administrator, the distributor, the transfer agent, the custodian, and the independent auditors, have also implemented a variety of processes, procedures and controls to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the Chief Compliance Officer ("CCO"), to report to the Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee receive regular reports from the Trust's independent auditors on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust's CCO, including meetings in executive sessions, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust's compliance program. In addition, the Board also receives reports from the Advisor on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of those investments. The Board also receives reports from the Trust's primary service providers on a periodic or regular basis, including the Sub-Advisors to the Portfolios.


TRUSTEE COMPENSATION

The following table shows the compensation paid to the Trustees by the Trust and the aggregate compensation paid by the Touchstone Fund Complex during the fiscal year ended September 30, 2010.

--------------------------------------------------------------------------------------------------------
                                                                 TOTAL COMPENSATION FROM THE
                              AGGREGATE COMPENSATION FROM        TOUCHSTONE FUND COMPLEX(2) FOR THE
                              THE TRUST FOR THE FISCAL YEAR      FISCAL YEAR ENDED SEPTEMBER 30,
NAME                          ENDED SEPTEMBER 30, 2010(1)        2010
--------------------------------------------------------------------------------------------------------
Jill T. McGruder              $0                                 $0
--------------------------------------------------------------------------------------------------------
Phillip R. Cox                $13,583                            $81,500
--------------------------------------------------------------------------------------------------------
Donald Siekmann               $12,917                            $77,500
--------------------------------------------------------------------------------------------------------
Susan J. Hickenlooper         $11,583                            $69,500
--------------------------------------------------------------------------------------------------------
H. Jerome Lerner              $11,583                            $69,500
--------------------------------------------------------------------------------------------------------
John P. Zanotti               $12,583                            $75,500
--------------------------------------------------------------------------------------------------------


(1) The Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan, which allows them to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000. The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Fund Complex during the fiscal year ended September 30, 2009 is as follows: $0.

(2) The Touchstone Fund Complex consists of 19 series of the Trust, 3 series of Touchstone Tax-Free Trust, 4 series of Touchstone Investment Trust, 4 series of Touchstone Strategic Trust, 11 variable annuity series of Touchstone Variable Series Trust and 1 series of Touchstone Institutional Funds Trust.

Each Independent Trustee receives a quarterly retainer of $9,500 and a fee of $4,500 for each Board meeting attended in person and $1,500 for attendance by telephone. Each Committee member receives a fee of $2,250 for each committee meeting attended in person and $1,500 for attendance by telephone. The lead Trustee receives an additional $3,000 quarterly retainer. The Committee Chairmen receive an additional $1,500 - $2,000 quarterly retainer, depending on the committee. All fees are split equally among the Trusts comprising the Touchstone Fund Complex.

STANDING COMMITTEES OF THE BOARD

The Board of Trustees is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust's Declaration of Trust. The Board has established the following committees to assist in its oversight functions. Each Committee is composed entirely of Independent Trustees.


AUDIT COMMITTEE. Messrs. Siekmann and Lerner are members of the Audit Committee. The Audit Committee is responsible for overseeing the Trust's accounting and financial reporting policies, practices and internal controls. During the fiscal year ended September 30, 2010, the Audit Committee held four meetings.

GOVERNANCE COMMITTEE. Messrs. Cox and Zanotti and Ms. Hickenlooper are members of the Governance Committee. The Governance Committee is responsible for overseeing the Trust's compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues. The Governance Committee held four meetings during the fiscal year ended September 30, 2010.


In addition, the Governance Committee is responsible for recommending candidates to serve on the Board. The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to John P. Zanotti, Chairman of the Governance Committee, c/o Touchstone, 303 Broadway, Suite 1100, Cincinnati, OH 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

TRUSTEE OWNERSHIP IN THE TOUCHSTONE FUND COMPLEX


The following table reflects the Trustees' beneficial ownership in the Funds* and the Touchstone Fund Complex as of December 31, 2010.

-----------------------------------------------------------------------------------------
                                          Dollar Range of           Aggregate Dollar
                                      Securities in Small Cap    Range of Securities in
                                            Value Fund            the Touchstone Fund
                                                                       Complex(1)
-----------------------------------------------------------------------------------------
Jill T. McGruder                     None                       Over $100,000
Phillip R. Cox                       None                       None
H. Jerome Lerner                     None                       Over $100,000
Donald C. Siekmann                   None                       Over $100,000
Susan J. Hickenlooper                None                       $50,001 - $100,000
John P. Zanotti                      $1 - $10,000               $50,001 - $100,000
-----------------------------------------------------------------------------------------


* The Trustees did not have any beneficial interest in the Funds that are not listed in the chart above.

(1) The Touchstone Fund Complex consists of 19 series of the Trust,4 series of Touchstone Strategic Trust, 3 series of Touchstone Tax-Free Trust, 4 series of Touchstone Investment Trust, 11 variable annuity series of Touchstone Variable Series Trust and 1 series of Touchstone Institutional Funds Trust.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through JPMorgan P.O. Box 5354 Cincinnati, OH 45201-5354, (the "Transfer Agent") on days when the New York Stock Exchange is open for business. Currently, the days on which each Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.


The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind).

Each Fund's net asset value ("NAV") per share is computed once daily, Monday through Friday, at 4:00 p.m. Eastern Time except when the Fund is not open for business, days during which the Fund receives no purchase or redemption orders, customer holidays and on days when the New York Stock Exchange is closed.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted.


The Funds participate in fund "supermarket" arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket. In connection with these supermarket arrangements, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. As such, a Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. The customer order will be priced at the Fund's NAV next computed after acceptance by an authorized broker or the broker's authorized designee. In addition, a broker may charge transaction fees on the purchase and/or sale of Fund shares. Also in connection with fund supermarket arrangements, the performance of a participating Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available and compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Trust's annual report contains additional performance information and will be made available to investors upon request and without charge.

CLASS A SHARES. Class A shares are sold at NAV plus an initial sales charge as shown in the table below. In some cases the initial sales charge for purchases of Class A shares may be waived or reduced, as described in the Prospectuses.

SALES CHARGE FOR EQUITY AND THE TOUCHSTONE GLOBAL REAL ESTATE FUND AND THE TOUCHSTONE MARKET NEUTRAL EQUITY FUND (THE "ALTERNATIVE INVESTMENT FUNDS"):

-------------------------------------------------------------------------------------------------------------
Amount of Investment                            Percentage of      Which Equals this        Dealer
                                                Offering Price     Percentage of            Reallowance
                                                Deducted for       Your Net                 as Percentage
                                                Sales Charge       Investment               of Offering
                                                                                            Price
-------------------------------------------------------------------------------------------------------------
Less than $50,000                               5.75%              6.10%                    5.00%
-------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                  4.50%              4.71%                    3.75%
-------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                 3.50%              3.63%                    2.75%
-------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                 2.95%              3.04%                    2.25%
-------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000               2.25%              2.30%                    1.75%
-------------------------------------------------------------------------------------------------------------
$1,000,000 or more                              None               None                     None
-------------------------------------------------------------------------------------------------------------

SALES CHARGE FOR BOND FUNDS
-------------------------------------------------------------------------------------------------------------
Amount of Investment                            Percentage of      Which Equals this        Dealer
                                                Offering Price     Percentage of            Reallowance
                                                Deducted for       Your Net                 as Percentage
                                                Sales Charge       Investment               of Offering
                                                                                            Price
-------------------------------------------------------------------------------------------------------------
Less than $50,000                               4.75%              4.99%                    4.00%
-------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                  4.50%              4.71%                    3.75%
-------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                 3.50%              3.63%                    2.75%
-------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                 2.95%              3.04%                    2.25%
-------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000               2.25%              2.30%                    1.75%
-------------------------------------------------------------------------------------------------------------
$1,000,000 or more                              None               None                     None
-------------------------------------------------------------------------------------------------------------

For initial purchases of Class A shares of $1 million or more and subsequent purchases further increasing the size of the account, participating unaffiliated dealers may receive compensation of up to 1.00% of such purchases from the Distributor according to the following schedule:

Amount of Investment                                Dealer Fee
--------------------                                ----------
$1 million but less than $3 million                    1.00%
$3 million but less than $5 million                    0.75%
$5 million but less than $25 million                   0.50%
$25 million or more                                    0.25%

The Distributor does not have an annual reset for these fees. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Funds may be aggregated with concurrent purchases of Class A shares of other Touchstone Funds. If a commission was paid to a participating unaffiliated dealer and the Class A shares are redeemed within a year of their purchase, a contingent deferred sales charge ("CDSC") of 1.00% will be charged on the redemption. Dealers should contact the Distributor for more information on the calculation of the dealer's commission in the case of combined purchases.

An exchange from other Touchstone Funds will not qualify for payment of the dealer's commission unless the exchange is from a Touchstone Fund with assets as to which a dealer's commission or similar payment has not been previously paid. No commission will be paid if the purchase represents the reinvestment of a redemption from a Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a CDSC if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "CDSC for Certain Redemptions of Class A shares" below.

CLASS C SHARES. Class C shares are sold at NAV, without an initial sales charge and are subject to a CDSC of 1.00% on redemptions of Class C shares made within one year of their purchase. The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class C shares being redeemed, or (2) the NAV of such Class C shares being redeemed. A CDSC will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets allocable to Class C shares. The Distributor intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.

CLASS Y SHARES. Class Y shares are sold at NAV, without an initial sales charge and are not subject to a 12b-1 fee or CDSC. Class Y shares are offered through certain broker-dealers or financial institutions that have distribution agreements with the Distributor. These agreements are generally limited to discretionary managed, asset allocation, or wrap products offered by broker-dealers and financial institutions and may be subject to fees by the participating broker-dealer or financial institution.

CLASS Z SHARES. Class Z shares are sold at NAV, without an initial sales charge and are not subject to a 12b-1 fee or CDSC but are subject to a shareholder servicing fee. Class Z shares are offered through certain broker-dealers or financial institutions that have distribution agreements with the Distributor.

INSTITUTIONAL SHARES. Institutional shares are sold at NAV, without an initial sales charge and are not subject to a 12b-1 fee or CDSC, but are subject to higher initial investment requirements than other classes of shares of a Fund. Institutional shares are offered through certain broker-dealers or financial institutions that have distribution agreements with the Distributor. These agreements are generally limited to discretionary managed, asset allocation, or wrap products offered by broker-dealers and financial institutions and may be subject to fees by the participating broker-dealer or financial institution. Institutional shares may also be purchased directly through the Distributor.

Class A and Class C shareholders who are eligible to invest in Class Y shares are eligible to exchange their Class A shares and/or Class C shares for Class Y shares of the same fund, if offered in their state and such an exchange can be accommodated by their financial institution. Class Y shares may be available through financial institutions that have appropriate selling agreements with Touchstone, or through "processing organizations" (e.g., mutual fund supermarkets) that purchase shares for their customers. No front end sales charges will apply to any such exchange, however, if the C share assets have been held less than 12 months and a 1% commission was paid to the broker at the time of purchase, a 1% CDSC will be assessed on the exchange transaction, which may be processed as a liquidation and a purchase. For federal income tax purposes, exchanges of one share class for a different share class of the same fund (even if processed as a liquidation and a purchase) should not result in the realization by the investor of a capital gain or loss. There can be no assurance of any particular tax treatment, however, and you are urged and advised to consult with your own tax advisor before entering into a share class exchange.


ADDITIONAL INFORMATION ON THE CDSC

The CDSC is waived under the following circumstances:

o Any partial or complete redemption following death or disability (as defined in the Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Distributor may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

o Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

o Redemptions from retirement plans qualified under Section 401 of the Code. The CDSC will be waived for benefit payments made by Touchstone directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Code), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.


o Redemptions that are mandatory withdrawals from a traditional IRA account after age 70 1/2.


GENERAL. All sales charges imposed on redemptions are paid to the Distributor. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

CDSC FOR CERTAIN REDEMPTIONS OF CLASS A SHARES. A CDSC is imposed upon certain redemptions of Class A shares of the Funds (or shares into which such Class A shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Distributor and the shares are redeemed within one year from the date of purchase. The CDSC will be paid to the Distributor and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption. If a purchase of Class A shares is subject to the CDSC, you will be notified on the confirmation you receive for your purchase. Redemptions of such Class A shares of the Funds held for at least one year will not be subject to the CDSC.

EXAMPLES. The following example will illustrate the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 1.00%, the CDSC would be $40 for redemptions of Class C shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

PURCHASE AND REDEMPTION INFORMATION

WAIVER OF MINIMUM INVESTMENT REQUIREMENTS. The minimum and subsequent investment requirements for purchases in the Funds may not apply to:

1. Any director, officer or other employee (and their immediate family members, as defined below) of Western & Southern Life Insurance Company or any of its affiliates or any portfolio advisor or service provider to the Trust.

2. Any employee benefit plan that is provided administrative services by a third-party administrator that has entered into a special service arrangement with the Distributor.

The minimum investment waivers are not available for Institutional shares of the Funds.

WAIVER OF CLASS A SALES CHARGES. In addition to the categories of purchasers described in the prospectus from whom the sales charge on purchases of Class A shares of the Funds may be waived, Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

1. purchases into a Fund by any director, officer, employee (and their immediate family members, as defined below), or current separate account client of or referral by a Sub-Advisor to that particular Fund;

2. purchases by any director, officer or other employee (and their immediate family members, as defined below) of Western & Southern Financial Group or any of its affiliates; and


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3. purchases by any employees of JPMorgan (formerly Integrated Investment
Services, Inc.) who provide services for Touchstone Investments.

Exemptions must be qualified in advance by the Distributor. At the option of the Trust, the front-end sales charge may be included on purchases by such persons in the future.

Immediate family members are defined as the spouse, parents, siblings, domestic partner, natural or adopted children, mother-in-law, father-in-law, brother-in-law, and sister-in-law of a director, officer or employee. The term "employee" is deemed to include current and retired employees.

WAIVER OF CLASS A SALES CHARGE FOR FORMER CONSTELLATION SHAREHOLDERS. Shareholders who owned shares of the Trust as of November 17, 2006 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the frond-end sales charge for purchases of Class A Shares. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

WAIVER OF CLASS A SALES CHARGE FOR FORMER NAVELLIER SHAREHOLDERS. Shareholders who owned shares of the Navellier International Growth Portfolio as of September 26, 2008 who are purchasing additional shares for their accounts or opening new accounts in any Touchstone Fund are not subject to the frond-end sales charge for purchases of Class A Shares. If you are purchasing shares through a financial intermediary, you must notify the intermediary at the time of purchase that a purchase qualifies for a sales load waiver and you may be required to provide copies of account statements verifying your qualification.

CLASS Y SHARES GRANDFATHER CLAUSE. New purchases of the Class Y shares are no longer available directly through Touchstone. Those shareholders who owned Class Y shares purchased directly through Touchstone prior to February 2, 2009 may continue to hold Class Y shares of the corresponding Fund(s). In addition, those shareholders may continue to make subsequent purchases into existing accounts of Class Y shares of the Fund(s) they owned prior to February 2, 2009.


PURCHASES IN KIND. Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the Fund's investment goals and is otherwise acceptable to the Advisor. Before purchasing shares by tendering payment in-kind, an investors are urged and advised to consult with their own tax advisor regarding the tax consequences of such a transaction


REDEMPTION IN KIND. Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will bear the market risk until the securities are sold and the redeeming shareholder will generally incur brokerage costs and other costs, including income taxes, if any, in converting such securities to cash. Portfolio securities that are issued in an in-kind redemption will be readily marketable. The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act wherein the Funds are committed to pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any ninety day period, the lesser of $250,000 or 1% of a Fund's NAV at the beginning of such period.


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

UNCASHED DISTRIBUTION CHECKS. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months will be cancelled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

FUND SHARES PURCHASED BY CHECK. We may delay paying your redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days. If you need your money sooner, you should purchase shares by bank wire.


LOW ACCOUNT BALANCES (ONLY APPLICABLE FOR SHARES HELD THROUGH TOUCHSTONE DIRECTLY). If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), your account may be subject to an annual account maintenance fee or Touchstone may sell your shares and send the proceeds to you. Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.


DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued under the direction of the Administrator and under the general supervision of the Trustees. The Administrator or its delegates may use independent pricing services to obtain valuations of securities. The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. Prices are generally determined using readily available market prices. If market prices are unavailable or believed to be unreliable, the Sub-Administrator will initiate a process by which the Trust's Fair Value Committee will make a good faith determination as to the "fair value" of the security using procedures approved by the Trustees. The pricing services may use a matrix system to determine valuations of fixed income securities when market prices are not readily available. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by any such pricing service and its valuation results are reviewed by the officers of the Trust under the general supervision of the Trustees.

Some Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate net asset value. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument.

TAXES


The following discussion summarizes certain U.S. federal income tax considerations affecting the Funds and their shareholders. This discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. The summary is based upon current provisions of the Code, applicable U.S. Treasury Regulations promulgated thereunder (the "Regulations"), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive and may affect the conclusions expressed herein. The summary applies only to beneficial owners of a Fund's shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Code, and may not apply to certain types of beneficial owners of a Fund's shares, including, but not limited to insurance companies, tax-exempt organizations, shareholders holding a Fund's shares through tax-advantaged accounts (such as an individual retirement account (an "IRA"), a 401(k) plan account, or other qualified retirement account), financial institutions, pass-through entities, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding a Fund's shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the alternative minimum tax. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them.

No Fund has requested nor will any Fund request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion applicable to shareholders of a Fund addresses only some of the federal income tax considerations generally affecting investments in such Fund. SHAREHOLDERS ARE URGED AND ADVISED TO CONSULT THEIR OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF THE OWNERSHIP, PURCHASE AND DISPOSITION OF AN INVESTMENT IN A FUND INCLUDING, BUT NOT LIMITED TO, THE APPLICABILITY OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AFFECTING THE PARTICULAR SHAREHOLDE AND TO POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

GENERAL. For federal tax purposes, each Fund is treated as a separate corporation. Each Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company ("RIC") under the Code. By qualifying as a RIC, a Fund (but not the shareholders) will not be subject to federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders.

Shareholders should be aware that investments made by a Fund, some of which are described below, may involve complex tax rules some of which may result in income or gain recognition by it without the concurrent receipt of cash. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case it may distribute cash derived from other sources in order to meet the minimum distribution requirements described below. Cash to make the required minimum distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by its governing documents and other regulatory restrictions, through borrowing the amounts required.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Qualification as a RIC under the Code requires, among other things, that each Fund: (a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Qualifying Income Requirement"), and net income from certain qualified publicly traded partnerships; (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or one or more "qualified publicly traded partnerships;" and (c) distribute for each taxable year the sum of (i) at least 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than "net capital gain" as defined below and is reduced by deductible expenses all determined without regard to any deduction for dividend paid); and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto ("net exempt interest").

The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the qualifying income requirement only if such gains are directly related to the principal business of a Fund in investing in stock or securities or options and futures with respect to stock or securities. To date, such regulations have not been issued.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code's timing and other requirements at least 90% of its investment company taxable income and at least 90% of its net tax-exempt interest. Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss). If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder's gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

If for any taxable year a Fund fails to qualify as a RIC, it will be subject to tax in the same manner as an ordinary corporation subject to tax on a graduated basis with a maximum tax rate of 35% and all distributions from earnings and profits (as determined under the U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the 15% non-corporate shareholder rate (for taxable years beginning prior to January 1, 2013) and the dividends-received deduction for corporation shareholders.

EXCISE TAX. If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year and for tax years beginning after December 22, 2010 at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the "Excise Tax") on the undistributed amounts. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such month and paid by it during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its net income and gain, if any, by the end of each calendar year in compliance with these requirements so that it will generally not be required to pay the Excise Tax. A Fund may in certain circumstances be required to liquidate its investments in order to make sufficient distributions to avoid the Excise Tax liability at a time when its Adviser might not otherwise have chosen to do so. Liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC. However, no assurances can be given that a Fund will not be subject to the Excise Tax and, in fact, in certain instances if warranted, a Fund may choose to pay the Excise Tax as opposed to making an additional distribution.



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


CAPITAL LOSS CARRYFORWARDS. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. For losses arising from tax years beginning before December 22, 2010, a Fund's capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. For capital losses realized with respect to tax years of a Fund beginning after December 22, 2010, such Fund may carry back capital losses for three years and may carry forward such losses indefinitely. These capital losses will retain their character as short-term or long-term. As of September 30, 2010, the Funds had the following capital loss carryforwards for federal income tax purposes.

--------------------------------------------------------------------------------
FUND                                        AMOUNT OF CAPITAL LOSS CARRYFORWARDS
--------------------------------------------------------------------------------
Intermediate Fixed Income Fund              $713,351
--------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund      $13,793,101
--------------------------------------------------------------------------------
Short Duration Fixed Income Fund            $5,466,299
--------------------------------------------------------------------------------
Sands Capital Select Growth Fund            $83,012,800
--------------------------------------------------------------------------------
Healthcare and Biotechnology Fund           $9,361,607
--------------------------------------------------------------------------------
Mid Cap Fund                                $191,401,645
--------------------------------------------------------------------------------
Premium Yield Equity Fund                   $8,852,440
--------------------------------------------------------------------------------
Small Cap Value Fund                        $48,848,288
--------------------------------------------------------------------------------
Market Neutral Equity Fund                  $3,708
--------------------------------------------------------------------------------


A Fund cannot carry back or carry forward any net operating losses.


ORIGINAL ISSUE DISCOUNT AND MARKET DISCOUNT A Fund may acquire securities that are treated as having original issue discount ("OID") (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond). Generally, a Fund will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such discount until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.


A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount. Market discount generally is accrued ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though no cash will be received. Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.


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

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding such securities receives no interest payments in cash on such securities during the year.


Each Fund generally will be required to make distributions to shareholders representing the income accruing on the debt securities, described above, that is currently includable in income, even though cash representing such income may not have been received by such Fund. Cash to pay these distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by such Fund's governing documents, through borrowing the amounts required to be distributed. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions. Borrowing to fund any distribution also has tax implications, such as potentially creating unrelated business taxable income ("UBIT").


OPTIONS, FUTURES AND FORWARD CONTRACTS. The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund ("Section 1256 contracts"), other than contracts on which it has made a "mixed-straddle election", will be required to be "marked-to-market" for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund's taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund's distributions to its shareholders. For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it. A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.


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When a covered call option written (sold) by a Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option. When a covered call option written by a Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

SWAPS AND DERIVATIVES. As a result of entering into swap or derivative agreements, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap, derivative or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap or derivative for more than one year). With respect to certain types of swaps or derivatives, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss.

Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a RIC might be affected. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements and certain derivatives.

STRADDLES. Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest. Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute "straddles." Straddles are defined to include offsetting positions in actively traded personal property. In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above. If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddles is governed by Section 1256, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the "wash sale" and "short sale" rules. As a result, the straddle rules could cause distributions that would otherwise constitute "qualified dividend income" to fail to satisfy the applicable holding period requirements, described below, and therefore to be taxed as ordinary income. Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

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In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

CONSTRUCTIVE SALES. Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale will depend upon a Fund's holding period in the appreciated financial position. Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund's holding period and the application of various loss deferral provisions of the Code.

In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale. The foregoing will not apply, however, to a Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Fund's risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

WASH SALES. A Fund may in certain circumstances be impacted by special rules relating to "wash sales." In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

SHORT SALES. A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders. Short sales also may be subject to the "Constructive Sales" rules, discussed above.


PASSIVE FOREIGN INVESTMENT COMPANIES. A Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company ("PFIC") or become a PFIC under the Code. A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on "excess distributions" received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively "PFIC income"), plus interest thereon even if such Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in such Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A Fund's distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.


A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC. Payment of this tax would therefore reduce a Fund's economic return from its investment in PFIC shares. To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a "qualified electing fund" ("QEF"), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF's annual ordinary earnings and net capital gain. As a result of a QEF election, a Fund would likely have to distribute to its shareholders an amount equal to the QEF's annual ordinary earnings and net capital gain to satisfy the Code's minimum distribution requirement described herein and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to such Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

A Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election. A Fund's adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the Code, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund's income. In some cases elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash. If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund's investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years. The foreign currency income or loss will also increase or decrease a Fund's investment company income distributable to its shareholders.


FOREIGN TAXATION. Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund's total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, such Fund may file an election (the "pass-through election") with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Each Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will "pass-through" for the year, if any.


Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income will flow through to shareholders. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal tax and alternative minimum tax.

REITS. A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute taxable income without the concurrent receipt of cash. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in such Fund's receipt of cash in excess of the REIT's earnings; if such Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

A Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools (TMPs), or such REITs may themselves constitute TMPs. Under an IRS notice, and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC or a TMP (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of RICs, such as the Funds, will be allocated to shareholders of such RICs in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly. As a result, a Fund may not be a suitable investment for certain tax-exempt-shareholders. See "Tax-Exempt Shareholders."

DISTRIBUTIONS. Distributions paid out of a Fund's current and accumulated earnings and profits (as determined at the end of the year), whether reinvested in additional shares or paid in cash, are generally taxable and must be reported by each shareholder who is required to file a federal income tax return. Distributions in excess of a Fund's current and accumulated earnings and profits, as computed for federal income tax purposes, will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then as capital gain.

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions designated by a Fund as "capital gain dividends" (distributions from the excess of net long-term capital gain over short-term capital losses) will be taxable to shareholders as long-term capital gain regardless of the length of time they have held their shares of such Fund. Such dividends do not qualify as dividends for purposes of the dividends received deduction described below.


Noncorporate shareholders of a Fund may be eligible for the 15% long-term capital gain rate applicable to distributions of "qualified dividend income" received by such noncorporate shareholders in taxable years beginning before January 1, 2013. A Fund's distribution will be treated as qualified dividend income and therefore eligible for the 15% rate to the extent that it receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding periods and other requirements are met. A corporate shareholder of a Fund may be eligible for the dividends received deduction on such Fund's distributions attributable to dividends received by such Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met.

Under current law, beginning in 2013, a new 3.8% Medicare contribution tax on net investment income including interest, dividends, and capital gains of U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) and of estates and trusts.

Each Fund will furnish a statement to shareholders providing the federal income tax status of its dividends and distributions including the portion of such dividends, if any, that qualifies as long-term capital gain.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders are urged and advised to consult their own tax advisors for more information.


PURCHASES OF FUND SHARES. Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares of a Fund prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution, and to the extent the distribution consists of the Fund's taxable income, the purchasing shareholder will be taxed on the taxable portion of the dividend or distribution received even though some or all of the amount distributed is effectively a return of capital.

SALES, EXCHANGES OR REDEMPTIONS. Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon the shareholder's holding period for the shares. The capital gain will be long-term if the shares were held for more than 12 months and short-term if held for 12 months or less. Any loss realized on a disposition will be disallowed under the "wash sale" rules to the extent that the shares disposed of by the shareholder are replaced by the shareholder within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder and disallowed to the extent of any distributions of exempt-interest dividends received by the shareholder with respect to such shares. Capital losses are generally deductible only against capital gains except that individuals may deduct up to $3,000 of capital losses against ordinary income.

The 3.8% Medicare contribution tax (described above) will apply to gains from the sale or exchange of a Fund's shares.

BACKUP WITHHOLDING. Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification number ("TIN") certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.


STATE AND LOCAL TAXES. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit.

SHAREHOLDERS ARE URGED AND ADVISED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE STATE AND LOCAL TAX RULES AFFECTING INVESTMENTS IN THE FUNDS.

NON-U.S. SHAREHOLDERS. Distributions made to non-U.S. shareholders attributable to net investment income generally are subject to U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is effectively connected with the conduct of a trade or business carried on by a non-U.S. shareholder within the United States (or, if an income tax treaty applies, is attributable to a permanent establishment in the United States), federal income tax withholding and exemptions attributable to foreign persons will not apply and such distribution will be subject to the federal income tax, reporting and withholding requirements generally applicable to U.S. persons described above.


Under U.S. federal tax law, a non-U.S. shareholder is not, in general, subject to federal income tax or withholding tax on capital gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund, capital gains dividends, and, with respect to taxable years beginning before January 1, 2012, short-term capital gains dividends, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless (i) such gains or distributions are effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States (or, if an income tax treaty applies, are attributable to a permanent establishment in the United States of the non-U.S. shareholder); (ii) in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) the shares of the Fund constitute U.S. real property interests (USRPIs), as described below.

For taxable years beginning before January 1, 2012, non-U.S. shareholders are also exempt from federal income tax withholding on distributions designated by a Fund as interest-related dividends. Interest-related dividends are generally attributable to a RIC's net interest income earned on certain debt obligations and paid to non-U.S. shareholders. To qualify as an interest-related dividend a Fund must furnish a statement to shareholders in which it designates a distribution as such.

Distributions of a Fund when at least 50% of its assets are USRPIs, as defined in the Code and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of USRPIs (including gains on the sale or exchange of shares in certain "U.S. real property holding corporations," which may include certain REITs, among other entities, and certain REIT capital gain dividends) generally will cause a non-U.S. shareholder to treat such gain as income effectively connected to a trade or business within the United States, subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the non-U.S. shareholder to file a U.S. federal income tax return.


Subject to the additional rules described herein, federal income tax withholding will apply to distributions attributable to dividends and other investment income distributed by the Funds. The federal income tax withholding rate may be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and the non-U.S. shareholder's country of residence or incorporation. In order to qualify for treaty benefits, a non-U.S. shareholder must comply with applicable certification requirements relating to its foreign status (generally by providing a Fund with a properly completed Form W-8BEN). ALL NON-U.S. SHAREHOLDERS ARE URGED AND ADVISED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND.

After December 31, 2012, certain provisions of the Hiring Incentives to Restore Employment Act (the "HIRE Act") may impact the withholding or information reporting obligations of the Funds. The HIRE Act generally imposes a new reporting and 30% withholding tax regime with respect to certain U.S.-source income, including dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S. source interest or dividends ("Withholding Payments"). Generally, the new rules require the reporting to the IRS of the direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons, with the 30% withholding tax regime applying to Withholding Payments after December 31, 2012 if there is a failure, including by a U.S. person, to provide this required information. Subject to future IRS guidance, the Funds may require additional tax-related certifications, representations or information from shareholders in order to comply with the provisions of the HIRE Act.

In general, once these new rules are effective and subject to future IRS guidance, any distribution by a Fund to a shareholder, including a distribution in redemption of shares and a distribution of income or gains exempt from U.S. federal income tax or, in the case of distributions to a non-U.S. shareholder, exempt from withholding under the regular withholding rules described above (e.g., capital gain dividends), will be a Withholding Payment subject to the new 30% withholding requirements, unless a shareholder provides information, certifications, representations or waivers of foreign law, as such Fund requires, to comply with the new rules. In the case of certain foreign shareholders, it is possible that this information will include information regarding direct and indirect U.S. owners of such foreign shareholders. U.S. shareholders generally will not be subject to this 30% withholding requirement so long as they provide the Funds with certification of their U.S. status, as the Funds require, to comply with the new rules. The failure of a shareholder to provide such information may result in other adverse consequences to the shareholder. A foreign shareholder that is treated as a "foreign financial institution" generally will be subject to withholding unless it enters into an agreement with the IRS.

In general, any U.S. or foreign person investing in the Funds through an intermediary that is treated as a "foreign financial institution" will have Withholding Payments made to them attributable to their Fund distributions reduced by the 30% withholding rate if the person fails to provide the intermediary, or the intermediary fails to provide the Funds, with the certifications, waivers or other information that the intermediary or the Funds, as applicable, needs to comply with these new rules. U.S. and foreign persons investing in the Funds through foreign intermediaries are urged and advised to consult with the intermediaries and/or their own tax advisers regarding the application of these rules to their accounts and their investment in the Funds.

The scope of these requirements remains unclear and potentially subject to material changes resulting from any future guidance. Shareholders are urged and advised to consult their own tax advisers regarding the application of these requirements to their own situation.

FOREIGN BANK AND FINANCIAL ACCOUNTS AND FOREIGN FINANCIAL ASSETS REPORTING REQUIREMENTS. A shareholder that owns directly or indirectly more than 50% by vote or value of a Fund, is urged and advised to consult its own tax adviser regarding its filing obligations with respect to IRS Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts.

The HIRE Act creates new foreign asset reporting requirements for certain persons. Effective for taxable years beginning after March 18, 2010, subject to exceptions, individuals (and, to the extent provided in forthcoming future U.S. Treasury regulations, certain domestic entities) must report annually their interests in "specified foreign financial assets" on their U.S. federal income tax returns. It is currently unclear whether and under what circumstances shareholders would be required to report their indirect interests in a Fund's "specified foreign financial assets" (if any). Shareholders may be subject to substantial penalties for failure to comply with these reporting requirements. SHAREHOLDERS ARE URGED AND ADVISED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE WHETHER THESE REPORTING REQUIREMENTS ARE APPLICABLE TO THEM.

TAX-EXEMPT SHAREHOLDERS. A tax-exempt shareholder could UBTI by virtue of its investment in a Fund as a result of such Fund's investments and if shares in the Fund constitute debt financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).


It is possible that a tax-exempt shareholder of a Fund will also recognize UBTI if the Fund recognizes "excess inclusion income" (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in a residual interest of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts
(CRTs) that invest in RICs that invest directly or indirectly in residual interests in REMICs or in TMPs. ALL TAX-EXEMPT SHAREHOLDERS ARE URGED AND ADVISED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND.


TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.


SHAREHOLDERS ARE URGED AND ADVISED TO CONSULT THEIR OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND INCLUDING, BUT NOT LIMITED TO, THE APPLICABILITY OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AFFECTING THE PARTICULAR SHAREHOLDER AND TO POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

PORTFOLIO TRANSACTIONS

The Advisor and each Sub-Advisor are authorized to select brokers and dealers to effect securities transactions for the Funds. Each will seek to obtain the most favorable net results by taking into account various factors, including price, commission, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Advisor and each Sub-Advisor generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. The Advisor and each Sub-Advisor seek to select brokers or dealers that offer a Fund best price and execution or other services that benefit the Funds.

The Advisor and each Sub-Advisor may, consistent with the interests of the Funds, select brokers on the basis of the research services provided to the Advisor and the Sub-Advisor. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Advisor and each Sub-Advisor will be in addition to and not in lieu of the services required to be performed by the Advisor and the Sub-Advisor under the Advisory Agreement or applicable Sub-Advisory Agreement, respectively. If, in the judgment of the Advisor and each Sub-Advisor, a Fund or other accounts managed by the Advisor and the Sub-Advisor will be benefited by supplemental research services, the Advisor and the Sub-Advisor are authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Advisor and each Sub-Advisor will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that the Advisor or the Sub-Advisor will find all of such services of value in advising that Fund.

The Funds may execute brokerage or other agency transactions through brokers that may be deemed "affiliates" under the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, an affiliated broker is permitted to receive commissions that do not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the affiliated brokers and will review these procedures periodically.

It is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares made through broker-dealers, and in no event may the Advisor or a Sub-Advisor directly or indirectly compensate a broker for promoting Fund shares with payments from Fund portfolio transactions. In addition, notwithstanding anything to the contrary in the Advisory Agreement or any Sub-Advisory Agreement, neither the Advisor nor any Sub-Advisor may consider the sale of Fund shares in selecting among executing broker-dealers. The Funds may direct transactions to certain brokers in order to reduce brokerage commissions through a commission recapture program offered by Frank Russell Securities, Inc.


For the fiscal years ended September 30, 2009 and 2010 the Trust's portfolio turnover rates were as follows:

------------------------------------------------------------------------------------------------------------
                                                               PORTFOLIO TURNOVER RATE
                                                               ---------------------------------------------
FUND                                                           2009                    2010
------------------------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund                                 125%                    71%
------------------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund                         15%                     119%
------------------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund                               79%                     45%
------------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund                              162%                    180%
------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                                           215%                    158%
------------------------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund                               50%                     27%
------------------------------------------------------------------------------------------------------------
Mid Cap Fund                                                   187%                    132%
------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                                      --                      33%
------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Fund                                    --                      160%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                               PORTFOLIO TURNOVER RATE
                                                               ---------------------------------------------
FUND                                                           2009                    2010
------------------------------------------------------------------------------------------------------------
Emerging Markets Equity Fund                                   --                      8%
------------------------------------------------------------------------------------------------------------
Global Equity Fund                                             --                      68%
------------------------------------------------------------------------------------------------------------
Global Real Estate Fund                                        --                      107%
------------------------------------------------------------------------------------------------------------
International Fixed Income Fund                                --                      160%
------------------------------------------------------------------------------------------------------------
Large Cap Relative Value Fund                                  --                      2%
------------------------------------------------------------------------------------------------------------
Market Neutral Equity Fund                                     --                      377%
------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                                             --                      45%
------------------------------------------------------------------------------------------------------------
Small Cap Core Fund                                            --                      29%
------------------------------------------------------------------------------------------------------------
Focused Equity Fund                                            --                      101%
------------------------------------------------------------------------------------------------------------

For the period from its inception (December 3, 2007) through September 30, 2008, and the fiscal years ended September 30, 2009 and 2010, the portfolio turnover rate for the Premium Yield Equity Fund was as follows:

-----------------------------------------------------------------------------------------------------
                                                              PORTFOLIO TURNOVER RATE
                                                              ---------------------------------------
FUND                                                          2008           2009         2010
-----------------------------------------------------------------------------------------------------
Premium Yield Equity Fund                                     181%           30%          29%
-----------------------------------------------------------------------------------------------------

The portfolio turnover rate for the Ultra Short Duration Fixed Income Fund increased significantly from 2009 to 2010 due to the sub-advisor's strategy of focusing on short-duration securities that generate significant cash flow through maturity or pay down (on amortizing mortgage- and asset-backed securities). This high cash flow strategy allows the advisor to continually reinvest at prevailing market rates and reduce price volatility.

The brokerage commissions paid by the Trust for the fiscal years ended September 30, 2008, 2009 and 2010 were as follows:

---------------------------------------------------------------------------------------------
                                   TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
                                   ----------------------------------------------------------
FUND                               2008               2009               2010
---------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund     N/A                N/A                N/A
---------------------------------------------------------------------------------------------
Ultra Short Duration Fixed
Income Fund                        N/A                N/A                N/A
---------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund   N/A                N/A                N/A
---------------------------------------------------------------------------------------------
Small Cap Value Fund               $812,822           $810,506           $448,303
---------------------------------------------------------------------------------------------
Healthcare and Biotechnology Fund  $131,592           $155,805           $110,674
---------------------------------------------------------------------------------------------
Sands Capital Select Growth Fund   $209,016           $338,702           $230,796
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                   TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
                                   ----------------------------------------------------------
FUND                               2008               2009               2010
---------------------------------------------------------------------------------------------
Mid Cap Fund                       $1,456,517         $1,121,893         $457,812
---------------------------------------------------------------------------------------------
Capital Appreciation Fund          --                 --                 $9,387
---------------------------------------------------------------------------------------------
Core Plus Fixed Income Fund        --                 --                 $41
---------------------------------------------------------------------------------------------
Emerging Markets Equity Fund       --                 --                 $176,320
---------------------------------------------------------------------------------------------
Global Equity Fund                 --                 --                 $12,510
---------------------------------------------------------------------------------------------
Global Real Estate Fund            --                 --                 $10,291
---------------------------------------------------------------------------------------------
International Fixed Income Fund    --                 --                 N/A
---------------------------------------------------------------------------------------------
Large Cap Relative Value Fund      --                 --                 $3,543
---------------------------------------------------------------------------------------------
Market Neutral Equity Fund         --                 --                 $62,193
---------------------------------------------------------------------------------------------
Mid Cap Value Fund                 --                 --                 $42,550
---------------------------------------------------------------------------------------------
Small Cap Core Fund                --                 --                 $181,509
---------------------------------------------------------------------------------------------
Focused Equity Fund                --                 --                 $9,712
---------------------------------------------------------------------------------------------

For the period from its inception (December 3, 2007) through September 30, 2008, and the fiscal years ended September 30, 2009 and 2010, the brokerage commissions paid by the Premium Yield Equity Fund were as follows:

----------------------------------------------------------------------------------------------------
                                    TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
                                    ----------------------------------------------------------------
FUND                                2008             2009               2010
----------------------------------------------------------------------------------------------------
Premium Yield Equity Fund           $101,639         $28,351            $37,274
----------------------------------------------------------------------------------------------------

The total amount of securities of regular Broker/Dealers held by each Fund for the fiscal year ended September 30, 2010 were as follows:

---------------------------------------------------------------------------------------------------------------------------
                                                                           TOTAL AMOUNT OF
                                                                           SECURITIES
FUND                                      NAME OF BROKER/DEALER            HELD BY FUND         TYPE OF SECURITY
---------------------------------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed Income Fund    Bank of America                  $1,678,072           Asset-Backed Security
---------------------------------------------------------------------------------------------------------------------------
                                          Goldman Sachs                    $1,225,361           Asset-Backed Security
---------------------------------------------------------------------------------------------------------------------------
                                          Wells Fargo                      $406,112             Asset-Backed Security
---------------------------------------------------------------------------------------------------------------------------
                                          Bank of America                  $5,584,851           Mortgage-Backed Security
---------------------------------------------------------------------------------------------------------------------------
                                          Bear Stearns                     $3,965,171           Mortgage-Backed Security
---------------------------------------------------------------------------------------------------------------------------
                                          Credit Suisse                    $2,078,101           Mortgage-Backed Security
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                          First Union/ Lehman
                                          Brothers/ Bank of America        $542,484             Mortgage-Backed Security
---------------------------------------------------------------------------------------------------------------------------
                                          JPMorgan                         $5,740,908           Mortgage-Backed Security
---------------------------------------------------------------------------------------------------------------------------
                                          Lehman Brothers/ UBS             $6,924,493           Mortgage-Backed Security
---------------------------------------------------------------------------------------------------------------------------
                                          Merrill Lynch                    $3,928,212           Mortgage-Backed Security
---------------------------------------------------------------------------------------------------------------------------
                                          Salomon Brothers                 $399,896             Mortgage-Backed Security
---------------------------------------------------------------------------------------------------------------------------
                                          Wachovia                         $3,916,015           Mortgage-Backed Security
---------------------------------------------------------------------------------------------------------------------------
                                          Wells Fargo                      $2,405,806           Mortgage-Backed Security
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Short Duration Fixed Income Fund          Bank of America                  $191,723             Asset-Backed Security
---------------------------------------------------------------------------------------------------------------------------
                                          Credit Suisse                    $333,279             Debt
---------------------------------------------------------------------------------------------------------------------------
                                          Goldman Sachs                    $284,981             Debt
---------------------------------------------------------------------------------------------------------------------------
                                          Jefferies Group                  $345,027             Debt
---------------------------------------------------------------------------------------------------------------------------
                                          Merrill Lynch                    $65,564              Debt
---------------------------------------------------------------------------------------------------------------------------
                                          Morgan Stanley                   $268,539             Debt
---------------------------------------------------------------------------------------------------------------------------
                                          Wells Fargo                      $501,231             Debt
---------------------------------------------------------------------------------------------------------------------------
                                          Bank of America                  $349,329             Mortgage-Backed Security
---------------------------------------------------------------------------------------------------------------------------
                                          Credit Suisse                    $124,394             Mortgage-Backed Security
---------------------------------------------------------------------------------------------------------------------------
                                          JPMorgan                         $345,701             Mortgage-Backed Security
---------------------------------------------------------------------------------------------------------------------------
                                          Lehman Brothers/UBS              $1,401,781           Mortgage-Backed Security
---------------------------------------------------------------------------------------------------------------------------
                                          Merrill Lynch                    $291,508             Mortgage-Backed Security
---------------------------------------------------------------------------------------------------------------------------
                                          Morgan Stanley                   $207,288             Mortgage-Backed Security
---------------------------------------------------------------------------------------------------------------------------
                                          Wells Fargo                      $138,924             Mortgage-Backed Security
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund            Bank of America                  $1,266,188           Debt
---------------------------------------------------------------------------------------------------------------------------
                                          Bear Stearns                     $204,074             Debt
---------------------------------------------------------------------------------------------------------------------------
                                          Citigroup                        $1,542,770           Debt
---------------------------------------------------------------------------------------------------------------------------
                                          Deutsch Bank                     $230,550             Debt
---------------------------------------------------------------------------------------------------------------------------
                                          Goldman Sachs                    $890,572             Debt
---------------------------------------------------------------------------------------------------------------------------
                                          Jefferies Group                  $580,554             Debt
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                          JPMorgan                         $719,680             Debt
---------------------------------------------------------------------------------------------------------------------------
                                          Key Bank                         $349,457             Debt
---------------------------------------------------------------------------------------------------------------------------
                                          Merrill Lynch                    $235,276             Debt
---------------------------------------------------------------------------------------------------------------------------
                                          Morgan Stanley                   $306,024             Debt
---------------------------------------------------------------------------------------------------------------------------
                                          Wachovia                         $631,926             Debt
---------------------------------------------------------------------------------------------------------------------------
                                          Wells Fargo                      $184,073             Debt
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                 Bank of America                  $203,271             Equity
---------------------------------------------------------------------------------------------------------------------------
                                          Goldman Sachs                    $113,495             Equity
---------------------------------------------------------------------------------------------------------------------------
                                          JPMorgan                         $175,122             Equity
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Fund               Bank of America                  $307,882             Debt
---------------------------------------------------------------------------------------------------------------------------
                                          Cantor Fitzgerald                $94,485              Debt
---------------------------------------------------------------------------------------------------------------------------
                                          Citigroup                        $247,268             Debt
---------------------------------------------------------------------------------------------------------------------------
                                          Credit Suisse                    $69,339              Debt
---------------------------------------------------------------------------------------------------------------------------
                                          Goldman Sachs                    $92,057              Debt
---------------------------------------------------------------------------------------------------------------------------
                                          Jefferies Group                  $124,648             Debt
---------------------------------------------------------------------------------------------------------------------------
                                          JPMorgan                         $98,503              Debt
---------------------------------------------------------------------------------------------------------------------------
                                          Morgan Stanley                   $104,115             Debt
---------------------------------------------------------------------------------------------------------------------------
                                          Bank of America                  $399,586             Mortgage-Backed Security
---------------------------------------------------------------------------------------------------------------------------
                                          Bear Stearns                     $336,077             Mortgage-Backed Security
---------------------------------------------------------------------------------------------------------------------------
                                          Citigroup                        $118,834             Mortgage-Backed Security
---------------------------------------------------------------------------------------------------------------------------
                                          Deutsche Bank                    $84,149              Mortgage-Backed Security
---------------------------------------------------------------------------------------------------------------------------
                                          JPMorgan                         $624,122             Mortgage-Backed Security
---------------------------------------------------------------------------------------------------------------------------
                                          Wells Fargo                      $195,474             Mortgage-Backed Security
---------------------------------------------------------------------------------------------------------------------------
                                          Merrill Lynch                    $141,165             Asset-Backed Security
---------------------------------------------------------------------------------------------------------------------------
                                          Morgan Stanley                   $69,560              Asset-Backed Security
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity Fund              Credit Suisse                    $4,800,379           Warrant
---------------------------------------------------------------------------------------------------------------------------
                                          JPMorgan                         $1,859,958           Warrant
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Large Cap Relative Value Fund             Bank of America                  $68,172              Equity
---------------------------------------------------------------------------------------------------------------------------
                                          Goldman Sachs                    $72,290              Equity
---------------------------------------------------------------------------------------------------------------------------
                                          JPMorgan                         $72,333              Equity
---------------------------------------------------------------------------------------------------------------------------
                                          Morgan Stanley                   $49,360              Equity
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                          Wells Fargo                      $98,007              Equity
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Market Neutral Equity Fund                Bank of America                  $89,148              Equity
---------------------------------------------------------------------------------------------------------------------------
                                          Citigroup                        $103,350             Equity
---------------------------------------------------------------------------------------------------------------------------
                                          Goldman Sachs                    $115,664             Equity
---------------------------------------------------------------------------------------------------------------------------
                                          Jefferies Group                  $165,637             Equity
---------------------------------------------------------------------------------------------------------------------------
                                          Morgan Stanley                   $66,636              Equity
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Focused Equity Fund                       Bank of America                  $122,172             Equity
---------------------------------------------------------------------------------------------------------------------------
                                          Goldman Sachs                    $88,483              Equity
---------------------------------------------------------------------------------------------------------------------------


DISCLOSURE OF PORTFOLIO HOLDINGS

The Touchstone Funds have adopted policies and procedures for disclosing the Funds' portfolio holdings to any person requesting this information. These policies and procedures are monitored on an on-going basis by the Board of Trustees through periodic reporting by the Funds' Chief Compliance Officer. The Chief Compliance Officer will report any material violations immediately to the Board of Trustees and will report any immaterial violations to the Board at the next quarterly meeting. No compensation will be received by a Fund, the Advisor, or any other party in connection with the disclosure of information about portfolio securities.

The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

      1)    A request made by a Sub-Advisor for a Fund (or that portion of a
            Fund) that it manages;

      2) A request by executive officers of the Advisor for routine oversight and management purposes;


      3) For use in preparing and distributing routine shareholder reports, including disclosure to the Funds' independent registered public accounting firm, typesetter and printer. Routine shareholder reports are filed as of the end of each calendar quarter with the SEC within 60 days after the quarter end and routine shareholder reports are distributed to shareholders within 60 days after the six-month period. The Funds provide their full holdings to their independent registered public accounting firm annually, as of the end of their fiscal year, within one to ten business days after fiscal year end. The Funds provide their full holdings to their typesetter at least 30 days after the end of the calendar quarter. The Funds provide their full holdings to their printer at least 45 days after the six-month period.


      o The Funds (except the Sands Capital Select Growth Fund) provide their top ten holdings on their publicly available website and to market data agencies monthly, as of the end of a calendar month, at least seven business days after month end.

      o The Funds (except the Sands Capital Select Growth Fund) provide their full holdings on their publicly available website, and to market data agencies, their typesetter and printer, quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

      o The Sands Capital Select Growth Fund provides its full holdings on its publicly available website and to market data agencies monthly, as of the end of a month, at least sixty days after month-end.

      o The Sands Capital Select Growth Fund provides its top five holdings on its publicly available website and to market data agencies quarterly, as of the end of a calendar quarter, at least seven business days after quarter end.

      o The Sands Capital Select Growth Fund provides its full holdings to its typesetter and printer quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

You may access the public website at www.TouchstoneInvestments.com.

Employees of the Advisor and the Funds' Sub-Advisor that are access persons under the Funds' Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics. In addition, custodians of the Funds' assets and the Funds' accounting services agent, each of whose agreements contains a confidentiality provision (which includes a duty not to trade on non-public information), have access to the current Fund holdings on a daily basis.

The Chief Compliance Officer is authorized to determine whether disclosure of a Fund's portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders. Any conflict between the interests of shareholders and the interests of the Advisor, the Distributor, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

VOTING

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Voting rights are not cumulative. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Delaware statutory trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Trust's Prospectus or Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

DESCRIPTION OF SHARES

The Trust's Declaration of Trust authorizes the issuance of an unlimited number of Funds and shares of each Fund. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Upon liquidation, shares are entitled to a pro rata share in the net assets of the Fund, after taking into account additional distribution and shareholder servicing expenses attributable to the Class A, Class C and Class Z Shares. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. All consideration received by the Trust for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY


The Trust is an entity of the type commonly known as a Delaware statutory trust. The Trust's Declaration of Trust states that neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor, except as specifically provided therein, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.


LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Advisor, each Sub-Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by a Fund), but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Sub-Advisor(s). Generally, Sub-Advisors will vote such proxies in accordance with their respective proxy voting policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees may periodically review each Fund's proxy voting record. Information about how the Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30 is available by August 31st of that year without charge, upon request by calling 1-800-543-0407 or by writing to the Trust at Touchstone Funds Group Trust, P.O. Box 5354, Cincinnati, OH 45201-5354. Each Fund's Form N-PX (its voting record) will also be available on the SEC's website at www.sec.gov and on the Touchstone website at www.TouchstoneInvestments.com.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


As of January 10, 2011, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of each Fund. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers.

---------------------------------------------------------------------------------------------------------------------
                                              NAME AND ADDRESS                             PERCENTAGE OF
FUND                                          OF BENEFICIAL OWNER                          FUND'S SHARES
---------------------------------------------------------------------------------------------------------------------
Intermediate Fixed Income Fund                Hertrus & Co.                                94.40%
Institutional shares                          PO Box 445
                                              Hershey, PA 17033
---------------------------------------------------------------------------------------------------------------------
Ultra Short Duration Fixed                    Charles Schwab & Co.                         40.09%
Income Fund Class Z                           101 Montgomery St
                                              San Francisco, CA 94104
---------------------------------------------------------------------------------------------------------------------
                                              MLPF & S                                     5.80%
                                              For the Sole Benefit of its Customers
                                              4800 Deer Lake Dr. East-3nd Floor
                                              Jacksonville, FL 32246
---------------------------------------------------------------------------------------------------------------------
                                              National Financial Services LLC              19.34%
                                              200 Liberty St 1 World Financial
                                              New York, NY 10281
---------------------------------------------------------------------------------------------------------------------
                                              Special Custody Acct for the Exclusive       6.58%
                                              Benefit of
                                              2801 Market Street
                                              Saint Louis, MO 63103
---------------------------------------------------------------------------------------------------------------------
                                              UBS Financial Services                       5.20%
                                              FBO Central Pacific Ban
                                              220 S King Street 20th Floor
                                              Honolulu, HI 96813
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              NAME AND ADDRESS                             PERCENTAGE OF
FUND                                          OF BENEFICIAL OWNER                          FUND'S SHARES
---------------------------------------------------------------------------------------------------------------------
Short Duration Fixed Income                   Charles Schwab & Co.                         82.55%
Fund Class Z                                  101 Montgomery St
                                              San Francisco, CA 94101-4151
---------------------------------------------------------------------------------------------------------------------
                                              National Financial Services LLC              7.59%
                                              200 Liberty St 1 World Financial
                                              New York, NY 10281
---------------------------------------------------------------------------------------------------------------------
Short Duration Fixed Income                   MLPF & S                                     95.76%
Fund Class Y                                  For the Sole Benefit of its Customers
                                              4800 Deer Lake Dr. East-3nd Floor
                                              Jacksonville, FL 32246
---------------------------------------------------------------------------------------------------------------------
Sands Capital Select Growth                   Charles Schwab & Co. Inc.                    25.54%
Fund Class Z                                  For the Benefit of its Customers
                                              101 Montgomery St.
                                              San Francisco, CA 94104-4122
---------------------------------------------------------------------------------------------------------------------
                                              Citigroup Global Markets Inc.                19.87%
                                              333 West 34th Street, 3rd Floor
                                              New York, NY  10001
---------------------------------------------------------------------------------------------------------------------
                                              Pershing LLC                                 7.79%
                                              1 Pershing Plaza
                                              Jersey City, NJ 07399
---------------------------------------------------------------------------------------------------------------------
                                              National Financial Services LLC              27.82%
                                              200 Liberty St 1 World Financial
                                              New York, NY 10281
---------------------------------------------------------------------------------------------------------------------
                                              TD Ameritrade Inc for the Exclusive          5.65%
                                              Benefit of
                                              PO Box 2226
                                              Omaha, NE 68103
---------------------------------------------------------------------------------------------------------------------
                                              Genworth Financial Trust Compnay             7.34%
                                              Genworth Financial Mutual Clients &
                                              3200 N Central Ave 7th Floor
                                              Phoenix, AZ 85012
---------------------------------------------------------------------------------------------------------------------
Sands Capital Select Growth                   Charles Schwab & Co. Inc.                    15.82%
Fund Class Y                                  4500 Cherry Creek Dr. S. Fl. 3
                                              Denver, CO 80209
---------------------------------------------------------------------------------------------------------------------
                                              The Vanguard Fiduciary Trust Co.             40.93%
                                              PO Box 2600 VM 613
                                              Valley Forge, PA  19482
---------------------------------------------------------------------------------------------------------------------
                                              Saxon and Co                                 6.13%
                                              PO Box 7780-1888
                                              Philadelphia, PA  19182
---------------------------------------------------------------------------------------------------------------------
                                              National Financial Services LLC              13.61%
                                              200 Liberty St 1 World Financial
                                              New York, NY 10281
---------------------------------------------------------------------------------------------------------------------
Mid Cap Fund Class Y                          Wells Fargo Bank NA FBO                      95.11%
                                              PO Box 1533
                                              Minneapolis, MN 55480
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              NAME AND ADDRESS                             PERCENTAGE OF
FUND                                          OF BENEFICIAL OWNER                          FUND'S SHARES
---------------------------------------------------------------------------------------------------------------------
Mid Cap Fund Class A                          Raymond James Trust NA                       7.68%
                                              FBO Arnold T Strickert
                                              880 Carillon Parkway
                                              Saint Petersburg, FL 33716
---------------------------------------------------------------------------------------------------------------------
                                              Pershing LLC                                 5.37%
                                              1 Pershing Plaza
                                              Jersey City, NJ 07399
---------------------------------------------------------------------------------------------------------------------
                                              UBS Financial Services Inc. FBO              19.12%
                                              Jeffrey D Glidden
                                              326 Sargent Road
                                              Boxborough, MA 01719
---------------------------------------------------------------------------------------------------------------------
                                              W Kirk Marshall                              7.30%
                                              35000 Division STE 5
                                              Richmond, MI 48062
---------------------------------------------------------------------------------------------------------------------
Mid Cap Fund Class C                          Raymond James & Associates Inc.              6.87%
                                              FBO John E Rockhill
                                              1900 Tarpon LN
                                              Vero Beach, FL 32960
---------------------------------------------------------------------------------------------------------------------
                                              Raymond James & Associates Inc.              7.25%
                                              FBO Beth Anne Thomas
                                              8144 Davington Drive
                                              Dublin, OH 43017
---------------------------------------------------------------------------------------------------------------------
                                              MSSB FBO                                     18.74%
                                              Carol L Hodgson
                                              11820 Berlin TPK
                                              Lovettsville, VA 20180
---------------------------------------------------------------------------------------------------------------------
                                              LPL Financial Services                       6.59%
                                              9785 Towne Center Drive
                                              San Diego, CA 92121
---------------------------------------------------------------------------------------------------------------------
Mid Cap Fund Class Z                          MG Trust Company                             24.91%
                                              OPKO Health Inc.
                                              Suite 300 Denver, CO 80202
---------------------------------------------------------------------------------------------------------------------
                                              Charles Schwab & Co. Inc.                    11.23%
                                              4500 Cherry Creek Dr. S. Fl. 3
                                              Denver, CO 80209
---------------------------------------------------------------------------------------------------------------------
                                              National Financial Services LLC              16.02%
                                              200 Liberty St 1 World Financial
                                              New York, NY 10281
---------------------------------------------------------------------------------------------------------------------
                                              TD Ameritrade Inc For the Exclusive          28.33%
                                              Benefit of
                                              PO Box 2226
                                              Omaha, NE 68103
---------------------------------------------------------------------------------------------------------------------
                                              Morgan Stanley Smith Barney                  13.31%
                                              Plaza 2 3rd Floor
                                              Jersey City, NJ 07311
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              NAME AND ADDRESS                             PERCENTAGE OF
FUND                                          OF BENEFICIAL OWNER                          FUND'S SHARES
---------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund Class Z                  Charles Schwab & Co. Inc.                    35.29%
                                              4500 Cherry Creek Dr. S. Fl. 3
                                              Denver, CO 80209
---------------------------------------------------------------------------------------------------------------------
                                              National Financial Services LLC              29.85%
                                              200 Liberty St 1 World Financial
                                              New York, NY 10281
---------------------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology                  Charles Schwab & Co. Inc.                    31.74%
Fund Class A                                  4500 Cherry Creek Dr. S. Fl. 3
                                              Denver, CO 80209
---------------------------------------------------------------------------------------------------------------------
                                              National Financial Services Corp             17.27%
                                              For the Exclusive Benefit of Our Customers
                                              100 Magellan Way
                                              Covington, KY  41015-1987
---------------------------------------------------------------------------------------------------------------------
                                              MLPF & S                                     6.65%
                                              For the Sole Benefit of its Customers
                                              4800 Deer Lake Dr. East-3nd Floor
                                              Jacksonville, FL 32246
---------------------------------------------------------------------------------------------------------------------
                                              Pershing LLC                                 13.62%
                                              1 Pershing Plaza
                                              Jersey City, NJ 07399
---------------------------------------------------------------------------------------------------------------------
Healthcare and Biotechnology                  MLPF & S                                     59.73%
Fund Class C                                  For the Sole Benefit of its Customers
                                              4800 Deer Lake Dr. East-2nd Floor
                                              Jacksonville, FL 32246
---------------------------------------------------------------------------------------------------------------------
Premium Yield Equity Fund                     Western & Southern Life Insurance            50.42%*
Class A                                       400 Broadway
                                              Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------------
                                              Western & Southern Financial Group           26.94%*
                                              400 Broadway
                                              Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------------
Premium Yield Equity Fund                     Charles Schwab & Co. Inc.                    5.55%
Class C                                       101 Montgomery St.
                                              San Francisco, CA 94104
---------------------------------------------------------------------------------------------------------------------
                                              MLPF & S                                     6.83%
                                              For the Sole Benefit of its Customers
                                              4800 Deer Lake Dr. East-2nd Floor
                                              Jacksonville, FL 32246
---------------------------------------------------------------------------------------------------------------------
Premium Yield Equity Fund                     National Financial Services LLC              89.60%
Class Y                                       200 Liberty St 1 World Financial
                                              New York, NY 10281
---------------------------------------------------------------------------------------------------------------------
                                              MLPF & S                                     8.13%
                                              For the Sole Benefit of its Customers
                                              4800 Deer Lake Dr. East-2nd Floor
                                              Jacksonville, FL 32246
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              NAME AND ADDRESS                             PERCENTAGE OF
FUND                                          OF BENEFICIAL OWNER                          FUND'S SHARES
---------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund Class A             National Financial Services Corp             6.88%
                                              For the Exclusive Benefit of David H
                                              Haffenreffe
                                              9000 Meredith Pl
                                              Beverly Hills, CA 90210
---------------------------------------------------------------------------------------------------------------------
                                              Special Custody Acct for the Exclusive       5.25%
                                              Benefit of
                                              2801 Market Street
                                              Saint Louis, MO 63103
---------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund Class C             Western & Southern Life Insurance Co.        25.09%*
                                              400 Broadway
                                              Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------------
                                              Raymond James FBO Cathy A Savares            9.45%
                                              1605 Makarios Drive
                                              Saint Augustine, FL 32080
---------------------------------------------------------------------------------------------------------------------
                                              Special Custody Acct for the Exclusive       56.82%
                                              Benefit of
                                              2801 Market Street
                                              Saint Louis, MO 63103
---------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund Class Y             Western & Southern Life Insurance Co.        80.11%*
                                              400 Broadway
                                              Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------------
                                              National Financial Services LLC              15.93%
                                              200 Liberty St 1 World Financial
                                              New York, NY 10281
---------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund                     Western & Southern Life Insurance Co.        100.00%*
Institutional Shares                          400 Broadway
                                              Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Fund                   Charles Schwab & Co. Inc.                    47.66%
Class C                                       101 Montgomery St.
                                              San Francisco, CA 94104
---------------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Fund                   Raymond James Association                    5.10%
Class Y                                       FBO Grace B Lasky
                                              1016 29th St NW Apt 119
                                              Gig Harbor, WA 98335
---------------------------------------------------------------------------------------------------------------------
                                              Raymond James Association                    5.62%
                                              FBO Robert J Bess IR
                                              775 Capilano CT
                                              Castle Rock, CO 80108
---------------------------------------------------------------------------------------------------------------------
                                              Western & Southern Financial Group           12.50%
                                              400 Broadway
                                              Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              NAME AND ADDRESS                             PERCENTAGE OF
FUND                                          OF BENEFICIAL OWNER                          FUND'S SHARES
---------------------------------------------------------------------------------------------------------------------
                                              Janney Montgomery Scott LLC                  34.06%
                                              1801 Market Street
                                              Philadephia, PA 19103
---------------------------------------------------------------------------------------------------------------------
                                              LPL Financial                                7.02%
                                              9785 Towne Centre Drive
                                              San Diego, CA 92121
---------------------------------------------------------------------------------------------------------------------
Core Plus Fixed Income Fund                   Western & Southern Financial Group           31.21%*
Institutional Shares                          400 Broadway
                                              Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------------
                                              National Financial Services LLC              7.78%
                                              200 Liberty St 1 World Financial
                                              New York, NY 10281
---------------------------------------------------------------------------------------------------------------------
                                              Capinco c/o US Bank NA                       29.47%
                                              PO Box 1787
                                              Milwaukee, WI 53201
---------------------------------------------------------------------------------------------------------------------
                                              Saxon CO                                     9.12%
                                              PO Box 7780-1888
                                              Philadelphia, PA 19182
---------------------------------------------------------------------------------------------------------------------
                                              Wtrisc As Bi-Trustee                         6.80%
                                              C Overaa & Co Profit
                                              PO Box 52129
                                              Phoenix, AZ 85072
---------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity Fund                  Charles Schwab & Co. Inc.                    36.14%
Class A                                       101 Montgomery St.
                                              San Francisco, CA 94104
---------------------------------------------------------------------------------------------------------------------
Emerging Market Equity Fund                   Special Custody Acct for the Exclusive       25.95%
Class C                                       Benefit of
                                              2801 Market Street
                                              Saint Louis, MO 63103
---------------------------------------------------------------------------------------------------------------------
Emerging Market Equity Fund                   Special Custody Acct for the Exclusive       14.50%
Class Y                                       Benefit of
                                              2801 Market Street
                                              Saint Louis, MO 63103
---------------------------------------------------------------------------------------------------------------------
                                              Charles Schwab & Co. Inc.                    61.55%
                                              101 Montgomery St.
                                              San Francisco, CA 94104
---------------------------------------------------------------------------------------------------------------------
                                              National Financial Services LLC              14.46%
                                              200 Liberty St 1 World Financial
                                              New York, NY 10281
---------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity Fund                  National Financial Services LLC              59.03%
Institutional Shares                          200 Liberty St 1 World Financial
                                              New York, NY 10281
---------------------------------------------------------------------------------------------------------------------
                                              USB Financial Services Inc. FBO Memorial     8.10%
                                              Health
                                              17360 Brookhurst St
                                              Fountain Valley, CA 92708
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              NAME AND ADDRESS                             PERCENTAGE OF
FUND                                          OF BENEFICIAL OWNER                          FUND'S SHARES
---------------------------------------------------------------------------------------------------------------------
                                              Mac Co                                       17.73%
                                              Attn Mutual Fund Op
                                              PO Box 3198 525 William Penn
                                              Pittsburgh, PA 15230
---------------------------------------------------------------------------------------------------------------------
                                              Charles Schwab & Co. Inc.                    6.55%
                                              101 Montgomery St.
                                              San Francisco, CA 94104
---------------------------------------------------------------------------------------------------------------------
Global Equity Fund Class A                    Western & Southern Life Insurance Co.        13.83%
                                              400 Broadway
                                              Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------------
                                              National Financial Services LLC              18.91%
                                              Stephen Zalmon
                                              1022 Anchorage Woods Circle
                                              Anchorage, KY 40223
---------------------------------------------------------------------------------------------------------------------
                                              National Financial Services LLC              5.74%
                                              FMT Co Cust IRA
                                              6910 Patterson Drive
                                              Missouri City, TX 77459
---------------------------------------------------------------------------------------------------------------------
                                              Charles Schwab & Co. Inc.                    6.72%
                                              101 Montgomery St.
                                              San Francisco, CA 94104
---------------------------------------------------------------------------------------------------------------------
Global Equity Fund Class C                    Western & Southern Life Insurance Co.        100.00%*
                                              400 Broadway
                                              Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------------
Global Equity Fund Class Y                    Western & Southern Life Insurance Co.        64.34%*
                                              400 Broadway
                                              Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------------
                                              National Financial Services LLC              7.80%
                                              200 Liberty St 1 World Financial
                                              New York, NY 10281
---------------------------------------------------------------------------------------------------------------------
                                              LPL Financial Services                       27.86%
                                              FBO Customer Account
                                              PO Box 509046
                                              San Diego, CA 92150
---------------------------------------------------------------------------------------------------------------------
Global Equity Fund Institutional              Western & Southern Life Insurance Co.        93.29%*
Shares                                        400 Broadway
                                              Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------------
                                              National Financial Services LLC              6.71%
                                              200 Liberty St 1 World Financial
                                              New York, NY 10281
---------------------------------------------------------------------------------------------------------------------
Global Real Estate Fund Class A               Western & Southern Financial Group           11.24%
                                              400 Broadway
                                              Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              NAME AND ADDRESS                             PERCENTAGE OF
FUND                                          OF BENEFICIAL OWNER                          FUND'S SHARES
---------------------------------------------------------------------------------------------------------------------
                                              Foliofn Investments Inc                      51.79%
                                              8180 Greensboro Drive
                                              8th Floor
                                              Mclean, VA 22102
---------------------------------------------------------------------------------------------------------------------
                                              LPL Financial Services                       12.90%
                                              9785 Towne Centre Drive
                                              San Diego, CA 92121
---------------------------------------------------------------------------------------------------------------------
Global Real Estate Fund Class C               Western & Southern Financial Group           95.94%*
                                              400 Broadway
                                              Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------------
Global Real Estate Fund Class Y               Western & Southern Financial Group           92.46%*
                                              400 Broadway
                                              Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------------
Global Real Estate Fund Institutional         Western & Southern Financial Group           99.48%*
Shares                                        400 Broadway
                                              Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------------
International Fixed Income Fund               Charles Schwab & Co. Inc.                    8.90%
Class A                                       101 Montgomery St.
                                              San Francisco, CA 94104
---------------------------------------------------------------------------------------------------------------------
                                              Western & Southern Financial Group           11.89%
                                              400 Broadway
                                              Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------------
                                              Pershing LLC                                 6.83%
                                              1 Pershing Plaza
                                              Jersey City, NJ 07399
---------------------------------------------------------------------------------------------------------------------
International Fixed Income Fund               Western & Southern Financial Group           33.16%*
Class C                                       400 Broadway
                                              Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------------
                                              LPL Financial                                65.09%
                                              9785 Towne Centre Drive
                                              San Diego, CA 92121
---------------------------------------------------------------------------------------------------------------------
International Fixed Income Fund               Western & Southern Financial Group           23.76%
Class Y                                       400 Broadway
                                              Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------------
                                              Raymond James Associates Inc.                10.37%
                                              FBO Sandra Louise M
                                              9829 Chestnut St
                                              Lenexa, KS 66220
---------------------------------------------------------------------------------------------------------------------
                                              National Financial Services LLC              5.92%
                                              200 Liberty St 1 World Financial
                                              New York, NY 10281
---------------------------------------------------------------------------------------------------------------------
                                              LPL Financial                                37.39%
                                              9785 Towne Centre Drive
                                              San Diego, CA 92121
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              NAME AND ADDRESS                             PERCENTAGE OF
FUND                                          OF BENEFICIAL OWNER                          FUND'S SHARES
---------------------------------------------------------------------------------------------------------------------
                                              Raymond James Association                    6.48%
                                              FBO Evelyn M Dixon
                                              13009 Catalina St
                                              Leawood, KS 66209
---------------------------------------------------------------------------------------------------------------------
International Fixed Income Fund               Western & Southern Financial Group           99.74%*
Institutional Shares                          400 Broadway
                                              Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------------
Large Cap Relative Value Fund                 Pershing LLC                                 65.76%
Class A                                       1 Pershing Plaza
                                              Jersey City, NJ 07399
---------------------------------------------------------------------------------------------------------------------
                                              Western & Southern Life Insurance Co.        7.77%
                                              400 Broadway
                                              Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------------
Large Cap Relative Value Fund                 Western & Southern Life Insurance Co.        42.14%*
Class C                                       400 Broadway
                                              Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------------
                                              Raymond James Association FBO Paula L        39.68%
                                              Ashcraf
                                              11731 Derbyshire Drive
                                              Tampa, FL 33626
---------------------------------------------------------------------------------------------------------------------
                                              Pershing LLC                                 10.50%
                                              1 Pershing Plaza
                                              Jersey City, NJ 07399
---------------------------------------------------------------------------------------------------------------------
Large Cap Relative Value Fund                 Western & Southern Life Insurance Co.        100.00%*
Class Y                                       400 Broadway
                                              Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------------
Large Cap Relative Value Fund                 Western & Southern Life Insurance Co.        100.00%*
Institutional Shares                          400 Broadway
                                              Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------------
Market Neutral Equity Fund Class A            Special Custody Acct for the Exclusive       9.21%
                                              Benefit of
                                              2801 Market Street
                                              Saint Louis, MO 63103
---------------------------------------------------------------------------------------------------------------------
                                              Janney Montgomery Scott LLC                  18.03%
                                              1801 Market Street
                                              Philadelphia, PA 19103
---------------------------------------------------------------------------------------------------------------------
                                              Western & Southern Financial Group           17.36%
                                              400 Broadway
                                              Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------------
                                              Pershing LLC                                 25.88%
                                              1 Pershing Plaza
                                              Jersey City, NJ 07399
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              NAME AND ADDRESS                             PERCENTAGE OF
FUND                                          OF BENEFICIAL OWNER                          FUND'S SHARES
---------------------------------------------------------------------------------------------------------------------
                                              Morgan Keegan Co FBO                         6.99%
                                              James D Plaspohl - IR
                                              PO Box 1780
                                              Rincon, GA 31326
---------------------------------------------------------------------------------------------------------------------
Market Neutral Fund Class C                   Western & Southern Financial Group           50.15%*
                                              400 Broadway
                                              Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------------
                                              Special Custody Acct for the Exclusive       11.63%
                                              Benefit of
                                              2801 Market Street
                                              Saint Louis, MO 63103
---------------------------------------------------------------------------------------------------------------------
                                              LPL Financial                                19.09%
                                              9785 Towne Centre Drive
                                              San Diego, CA 92121
---------------------------------------------------------------------------------------------------------------------
                                              Janney Montgomery Scott LLC                  7.64%
                                              1801 Market Street
                                              Philadephia, PA 19103
---------------------------------------------------------------------------------------------------------------------
Market Neutral Fund Class Y                   Western & Southern Financial Group           61.87%*
                                              400 Broadway
                                              Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------------
                                              Western & Southern Life Insurance Co.        28.40%*
                                              400 Broadway
                                              Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------------
                                              Aronson & Johnson & Ortiz LP                 5.80%
                                              230 South Broad St 20th Floor
                                              Philadelphia, PA 19102
---------------------------------------------------------------------------------------------------------------------
Small Cap Core Fund Class C                   Special Custody Acct for the Exclusive       9.37%
                                              Benefit of
                                              2801 Market Street
                                              Saint Louis, MO 63103
---------------------------------------------------------------------------------------------------------------------
                                              Pershing LLC                                 12.10%
                                              1 Pershing Plaza
                                              Jersey City, NJ 07399
---------------------------------------------------------------------------------------------------------------------
                                              MLPF & S                                     9.75%
                                              For the Sole Benefit of its Customers
                                              4800 Deer Lake Dr. East-2nd Floor
                                              Jacksonville, FL 32246
---------------------------------------------------------------------------------------------------------------------
Small Cap Core Fund Class Y                   Charles Schwab & Co. Inc.                    34.02%
                                              101 Montgomery St.
                                              San Francisco, CA 94104
---------------------------------------------------------------------------------------------------------------------
                                              National Financial Services LLC              22.48%
                                              200 Liberty St 1 World Financial
                                              New York, NY 10281
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              NAME AND ADDRESS                             PERCENTAGE OF
FUND                                          OF BENEFICIAL OWNER                          FUND'S SHARES
---------------------------------------------------------------------------------------------------------------------
                                              Wells Fargo Bank NA FBO                      20.91%
                                              Retirement Plan SVC
                                              PO Box 1533
                                              Minneapolis, MN 55480
---------------------------------------------------------------------------------------------------------------------
Small Cap Core Fund Institutional             Charles Schwab & Co. Inc.                    44.50%
Shares                                        101 Montgomery St.
                                              San Francisco, CA 94101
---------------------------------------------------------------------------------------------------------------------
                                              National Financial Services LLC              20.70%
                                              200 Liberty St 1 World Financial
                                              New York, NY 10281
---------------------------------------------------------------------------------------------------------------------
                                              Mitra Co FBO Va                              20.23%
                                              CO Marshall Ilsley
                                              11270 West Park Place Ste 40
                                              PPW-04-WM Milwaukee, WI 5322
---------------------------------------------------------------------------------------------------------------------
                                              Pitcairn Trust Company                       6.76%
                                              Reinvest
                                              One Pitcairn Place
                                              165 Township Line Rd
                                              Jenkintown, PA 19046
---------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund Class A                    Western & Southern Life Insurance Co.        18.42%
                                              400 Broadway
                                              Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------------
                                              MG Trust Company Cust FBO                    5.07%
                                              3TC Design LLC
                                              Suite 300
                                              Denver, CO 80202
---------------------------------------------------------------------------------------------------------------------
                                              Raymond James Assoc Inc                      7.91%
                                              FBO Marilyn Cole
                                              19047 Wings Ln
                                              Salesville, OH 43778
---------------------------------------------------------------------------------------------------------------------
                                              Charles Schwab & Co. Inc.                    33.12%
                                              101 Montgomery St.
                                              San Francisco, CA 94101
---------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund Class C                    Western & Southern Life Insurance Co.        89.24%*
                                              400 Broadway
                                              Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------------
                                              Stifel Nicolaus Co Inc                       6.83%
                                              501 North Broadway
                                              St. Louis, MO 63102
---------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund Class Y                    Western & Southern Life Insurance Co.        18.29%
                                              400 Broadway
                                              Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                              NAME AND ADDRESS                             PERCENTAGE OF
FUND                                          OF BENEFICIAL OWNER                          FUND'S SHARES
---------------------------------------------------------------------------------------------------------------------
                                              National Financial Services LLC              70.41%
                                              200 Liberty St 1 World Fincl
                                              New York, NY 10281
---------------------------------------------------------------------------------------------------------------------
                                              Janney Montgomery Scott LLC                  5.84%
                                              1801 Market Street
                                              Philadephia, PA 19103
---------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund Institutional              Western & Southern Life Insurance Co.        64.65%*
Shares                                        400 Broadway
                                              Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------------
                                              Western & Southern Financial Group           35.35%*
                                              400 Broadway
                                              Cincinnati, OH 45202
---------------------------------------------------------------------------------------------------------------------

*May be deemed to control a class or Fund because it owned beneficially more than 25% of the outstanding shares as of Janauary 10, 2011. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders.

As of January 10, 2011, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust and of each Fund (or class thereof).


CUSTODIAN

Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, is the Trust's custodian. BBH acts as the Trust's depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses money as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Trust's independent registered public accounting firm, Ernst & Young LLP, audits the Trust's annual financial statements. Ernst & Young LLP is located at 312 Walnut Street Cincinnati, OH 45202.


LEGAL COUNSEL

Pepper Hamilton LLP, located at 3000 Two Logan Square, Eighteenth and Arch Streets, Philadelphia, Pennsylvania, 19103, serves as counsel to the Trust.

FINANCIAL STATEMENTS


The Financial Statements for the fiscal year ended September 30, 2010, including the Report of Ernst & Young LLP, independent registered public accounting firm, are included in the most recent Annual Report to Shareholders and are incorporated into this SAI by reference. The Annual Report and Semi-Annual Report may be obtained free of charge by calling the Trust at 1-800-543-0407 or by writing to Touchstone Funds Group Trust, P.O. Box 5354, Cincinnati, OH 45202. You may also obtain the Annual or Semi-Annual Reports, as well as other information about the Touchstone Funds Group Trust, from the EDGAR Database on the SEC's website at http://www.sec.gov.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS


Moody's Investors Service, Inc. ("Moody's"), Standard &Poor's(R) ("S&P"), Fitch Ratings, Inc. ("Fitch") and Dominion Bond Rating Service, Limited ("Dominion") are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's, S&P(R), Fitch and Dominion are provided below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The Advisor and/or sub-advisor attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. In that event, the Advisor and/or sub-advisor will consider whether it is in the best interest of the Fund to continue to hold the securities.

Moody's credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities. Moody's defines credit risk as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default. Credit ratings do not address any other risk, including but not limited to: liquidity risk, market value risk, or price volatility. Credit ratings are not statements of current or historical fact. Credit ratings do not constitute investment or financial advice, and credit ratings are not recommendations to purchase, sell, or hold particular securities. Credit ratings do not comment on the suitability of an investment for any particular investor. Moody's issues its credit ratings with the expectation and understanding that each investor will make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Fitch credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, and repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money owed to them in accordance with the terms on which they invested. Fitch's credit-ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Dominion ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by Dominion, which information is not audited or verified by Dominion. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

                            SHORT-TERM CREDIT RATINGS

Moody's

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

"P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

"P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

"P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

"NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P

S&P's short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

The following summarizes the rating categories used by S&P for short-term issues:

"A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B" - Obligations are regarded as having significant speculative characteristics. Ratings of "B-1," "B-2," and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B-1" - Obligations are regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

"B-2" - Obligations are regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

"B-3" - Obligations are regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

"C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

"D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

The following summarizes the rating categories used by Fitch for short-term obligations:

"F1" - Highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

"F2" - Good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

"F3" - Fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

"B" - Speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

"C" - High short-term default risk. This designation indicates that default is a real possibility.

"RD" - Restricted default. This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Or, the default of a specific short-term obligation.

"D" - Default. This designation indicates a broad-based default event for an entity, or the default of all short-term obligations.

Specific limitations relevant to the Short-Term Ratings scale include:

      o The ratings do not predict a specific percentage of default likelihood over any given time period.

      o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

      o The ratings do not opine on the liquidity of the issuer's securities or stock.

      o The ratings do not opine on the possible loss severity on an obligation should an obligation default.

      o The ratings do not opine on any quality related to an issuer or transaction's profile other than the agency's opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Dominion

The Dominion short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the subcategories "(high)", "(middle)", and "(low)".

R-1 (high)
Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle)
Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low)
Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favourable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high)
Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle)
Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low)
Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer's ability to meet such obligations.

R-3
Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4
Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5
Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D
A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

                            LONG-TERM CREDIT RATINGS

Moody's

Moody's long-term obligation ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

The following summarizes the ratings used by Moody's for long-term debt:

"Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

"Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

"A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

"Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

"Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

"B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

"Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

"Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

"C" - Obligations rated "C" are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations:

      o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      o     Nature of and provisions of the obligation;

      o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P for long-term issues:

"AAA" - An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C" - A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

"D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

"NR" - This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch website.

The following summarizes long-term IDR categories used by Fitch:

"AAA" - Highest credit quality. "AAA" ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

"AA" - Very high credit quality. "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

"A" - High credit quality. "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

"BBB" - Good credit quality. "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

"BB" - Speculative. "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

"B" - Highly speculative. "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

"CCC" - Substantial credit risk. "CCC" ratings indicate that default is a real possibility.

"CC" - Very high levels of credit risk. "CC" ratings indicate default of some kind appears probable.

"C" - Exceptionally high levels of credit risk. "C" ratings indicate default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a `C' category rating for an issuer include:

      a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

      b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

      c. Fitch otherwise believes a condition of "RD" or "D" to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

"RD" - Restricted default. "RD" ratings indicate an issuer that in Fitch's opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

      a. the selective payment default on a specific class or currency of debt;

      b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

      c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

      d. execution of a coercive debt exchange on one or more material financial obligations.

"D" - Default. "D" ratings indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

"Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-Term IDR category, or to Long-Term IDR categories below "B."

Specific limitations relevant to the issuer credit rating scale include:

o The ratings do not predict a specific percentage of default likelihood over any given time period.

o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change.

o The ratings do not opine on the liquidity of the issuer's securities or stock.

o The ratings do not opine on the possible loss severity on an obligation should an issuer default.

o The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

o The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency's opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Dominion

The Dominion long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligations has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories "(high)" and "(low)". The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.

AAA
Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA
Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A
Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB
Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB
Speculative, non investment-grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B
Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC / CC / C
Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D
A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

                             MUNICIPAL NOTE RATINGS

Moody's

Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG 1" through "MIG 3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation.

The following summarizes the ratings used by Moody's for these short-term obligations:

"MIG 1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

"MIG 2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

"MIG 3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

"SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG 1".

VMIG rating expirations are a function of each issue's specific structural or credit features.

"VMIG 1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG 2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"VMIG 3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

"SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P's analysis will review the following considerations:

      o Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

      o Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

"SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

"SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

"SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Fitch

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

APPENDIX B - PROXY VOTING POLICIES

TURNER INVESTMENT PARTNERS, INC.

PROXY VOTING POLICY AND PROCEDURES

Turner Investment Partners, Inc., as well as its investment advisory affiliate, Turner Investment Management LLC (collectively, "Turner"), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation to Proxy Voter Services:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

PVS's voting recommendations typically favor the interests of the shareholder/owner rather than a company's management. Turner's long-standing practice has been to follow voting guidelines of this type. Although Turner has not chosen PVS or its services for this reason, its engagement of PVS could be interpreted as helpful to maintaining or attracting clients or potential clients supportive of shareholder/owner rights. In this respect its engagement of PVS potentially presents a conflict of interest for Turner, which has a number of clients concerned with shareholder/owner rights, including but not limited to public plans and unions.

It should be emphasized that any client or potential client of Turner need not delegate the voting of proxies to Turner (and thus indirectly to PVS as overseen by Turner), and may instead direct its custodian or another party to undertake this responsibility. Alternatively, a client or potential client may direct Turner to vote following guidelines it selects rather than following the Turner selected PVS guidelines if its preference is to follow voting guidelines that typically favor the interests of company management. Turner will provide upon request a copy of the current proxy voting guidelines followed by PVS to assist you in this evaluation.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

The Turner Proxy Committee has only very infrequently departed from the PVS recommendation, and clients should expect that the PVS recommendation will be followed for the vast majority of votes.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee.

As discussed above, Turner's selection of PVS may be considered a potential conflict of interest. Turner will in all instances seek to resolve any conflicts of interests that may arise prior to voting proxies or selecting a proxy voting agent/research provider in a manner that reflects the best interests of its clients.

Securities Lending:

Turner will generally not vote nor seek to recall in order to vote shares on loan in connection with client administered securities lending programs, unless it determines that a vote is particularly significant. Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Turner voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Turner's control. Clients that participate in securities lending programs should expect that Turner will not frequently vote or seek to recall in order to vote shares that are on loan.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies or for a copy of current PVS guidelines, please contact:

Andrew Mark, Director of Operations
  and Technology Administration
c/o Turner Investment Partners, Inc.
1205 Westlakes Drive, Suite 100
Berwyn, PA 19312

Recordkeeping:

      Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

FORT WASHINGTON INVESTMENT ADVISORS, INC.

Fort Washington's policy is to vote proxies in the best interests of the Fund at all times. Fort Washington has adopted procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of the Fund in accordance with its fiduciary duties and SEC rules governing investment advisers. Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders. Specifically, proxy votes generally will be cast in favor of proposals that:

      o maintain or strengthen the shared interests of stockholders and management;

      o     increase shareholder value; and

      o     maintain or increase shareholder rights generally.

Proxy votes will generally be cast against proposals having the opposite effect of the above. Where Fort Washington perceives that a management proposal, if approved, would tend to limit or reduce the market value of the company's securities, it will generally vote against it. Fort Washington generally supports shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless such measures could have the effect of reducing shareholder rights or potential shareholder value. In cases where shareholder proposals challenge such actions, Fort Washington's voting position will generally favor not interfering with the directors' proper function in the interest of all shareholders.

Fort Washington may delegate its responsibilities under its proxy voting procedures to a third party, provided that Fort Washington retains final authority and fiduciary responsibility for proxy voting. Fort Washington has retained Risk Metrics to assist it in the proxy voting process and will use Risk Metrics' proxy voting guidelines as a resource in its proxy voting.


Fort Washington will review proxies to assess the extent, if any, to which there may be a material conflict between it and the interests of the Fund. If Fort Washington determines that a potential conflict may exist, it will be reported to the Proxy Voting Committee. The Proxy Voting Committee is authorized to resolve any conflict in a manner that is in the collective best interests of the Fund (excluding a potential conflict). The Proxy Voting Committee may resolve a potential conflict in any of the following manners:


      o If the proposal is specifically addressed in the proxy voting procedures, Fort Washington may vote the proxy in accordance with these policies, provided that such pre-determined policy involves little discretion on Fort Washington's part;

      o Fort Washington may engage an independent third party to determine how the proxy should be voted;

      o Fort Washington may establish an ethical wall or other informational barriers between the person involved in the potential conflict and the persons making the voting decision in order to insulate the potential conflict from the decision maker.

SANDS CAPITAL MANAGEMENT LLC

Proxy Voting Policy and Procedures
Implementation Date: November 2006
--------------------------------------------------------------------------------

ISSUE

Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser's proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

SCM votes proxies for a great majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.

POLICY

It is the policy of SCM to vote client proxies in the best interest of our clients. Proxies are an asset of a client account, which should be treated by SCM with the same care, diligence, and loyalty as any asset belonging to a client. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client's cost.

PROCEDURES FOR SCM'S RECEIPT OF CLASS ACTIONS

The following procedures outline SCM's receipt of "Class Action" documents from clients and custodians. It is SCM's position not to file these "Class Action" documents, but if received will follow these guidelines:

      If "Class Action" documents are received by SCM from the CLIENT, SCM will gather, at the client's request, any requisite information it has and forward to the client, to enable the client to file the "Class Action" at the client's discretion. SCM will not file "Class Actions" on behalf of any client.

PROXY COMMITTEE

SCM has established a Proxy Committee. The Proxy Committee consists of three permanent members (the Chief Operating Officer, Director of Client Services, Compliance Operations Manager) and one or more rotating members (Portfolio Managers). The Proxy Committee meets at least annually and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business. The Director of Client Services acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.

The Proxy Committee is responsible for (i) the oversight and administration of proxy voting on behalf of the Adviser's clients, including developing, authorizing, implementing and updating the Adviser's proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by the Adviser. The Proxy Committee typically reviews reports on the Adviser's proxy voting activity at least annually and as necessary to fulfill its responsibilities.

The Proxy Committee has developed a set of criteria for evaluating proxy issues. These criteria and general voting guidelines are set forth in the Adviser's Proxy Voting Guidelines (the "Guidelines"), a copy of which is attached hereto as Attachment C. The Proxy Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the Adviser's evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted.

PROCEDURES FOR IDENTIFICATION AND VOTING OF PROXIES

These proxy voting procedures are designed to enable SCM to resolve material conflicts of interest with clients before voting their proxies.

      1. SCM shall maintain a list of all clients for which it votes proxies. The list will be maintained either in hard copy or electronically and updated by the Director of Client Services or a designee who will obtain proxy voting information from client agreements.

            As part of the account opening procedure, The Director of Client Services will note whether or not SCM is responsible for voting client proxies for the new client.

      2. In cases where SCM has been designated to vote client proxies, we shall work with the client to ensure that SCM is the designated party to receive proxy voting materials from companies or intermediaries.

      3. The Director of Client Services shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner.

      4. Prior to a proxy voting deadline, the appropriate Research Analyst will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines. In evaluating a proxy proposal, an analyst may consider information from many sources, including management of the company, shareholder groups and independent proxy research services.

      5. SCM Staff Members will reasonably try to assess any material conflicts between SCM's interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

      6. So long as there are no material conflicts of interest identified, SCM will vote proxies according to the policy. SCM may also elect to abstain from voting if it deems such abstinence in its clients' best interests. The rationale for "abstain" votes will be documented and the documentation will be maintained in the permanent file.

      7. Upon detection of a conflict of interest, the conflict will be brought to the attention of the Proxy Committee for resolution. See Conflicts of Interest section for additional information.

      8. SCM is not required to vote every client proxy and such should not necessarily be construed as a violation of SCM's fiduciary obligations. SCM shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client's best interest, such as when an adviser's analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client.

      9. The Director of Client Services and the Research Analyst will report any attempts by SCM's personnel to influence the voting of client proxies in a manner that is inconsistent with SCM's Proxy Policy, as well as, any attempts by persons or entitles outside SCM seeking to influence the voting of client proxies. Such report shall be made to SCM's CCO, or if the CCO is the person attempting to influence the voting, then to SCM's CEO.

      10. All proxy votes will be recorded and the following information will be maintained:

            o     The name of the issuer of the portfolio security;

            o     The exchange ticker symbol of the portfolio security;

            o The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security;

            o     The shareholder meeting date;

            o     The number of shares SCM is voting on firm-wide;

            o     A brief identification of the matter voted on;

            o Whether the matter was proposed by the issuer or by a security holder;

            o     Whether or not SCM cast its vote on the matter;

            o How SCM cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

            o     Whether SCM cast its vote with or against management; and

            o     Whether any client requested an alternative vote of its proxy.

In the event that SCM votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires SCM to vote a certain way on an issue, while SCM deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

CONFLICTS OF INTEREST

Although SCM has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that could exist in the future:

      o CONFLICT: SCM is retained by an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in SCM's client portfolios.

      o CONFLICT: SCM retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in SCM's client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

      o CONFLICT: SCM's Staff Members maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an SCM Staff Member may be a high-level executive of an issuer that is held in SCM's client portfolios. The spouse could attempt to influence SCM to vote in favor of management.

      o CONFLICT: SCM or a Staff Member(s) personally owns a significant number of an issuer's securities that are also held in SCM's client portfolios. For any number of reasons, a Staff Member(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The Staff Member(s) could oppose voting the proxies according to the policy and successfully influence SCM to vote proxies in contradiction to the policy.

RESOLUTION:

SCM realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its Staff Members to notify the Director of Client Services and/or the CCO of any material conflict that may impair SCM's ability to vote proxies in an objective manner. Upon such notification, the Director of Client Services and or the CCO will notify the Proxy Committee of the conflict.

In the event that the Proxy Committee determines that the SCM has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is "material" to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to the Adviser's conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then the Adviser may vote the proxy in accordance with the recommendation of the analyst.

In the event that the Proxy Committee determines that SCM has a material conflict of interest with respect to a proxy proposal, SCM will vote on the proposal in accordance with the determination of the Proxy Committee. Prior to voting on the proposal, the Adviser may (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client's consent as to how the Adviser will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy should be voted).

RECORDKEEPING

SCM must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. Director of Client Services will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

      o Any request, whether written (including e-mail) or oral, received by any Staff Member of SCM, must be promptly reported to the Director of Client Services. All written requests must be retained in the permanent file.

      o The Director of Client Services will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client's request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

      o Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

      o Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

            NOTE: SCM is permitted to rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies.

Proxy voting records:

      o Documents prepared or created by SCM that were material to making a decision on how to vote, or that memorialized the basis for the decision.

      o Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company's management discussions, etc. that were material in the basis for the decision.

DISCLOSURE

      o SCM will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how clients may obtain information on how SCM voted their securities.

PROXY SOLICITATION

As a matter of practice, it is SCM's policy to not reveal or disclose to any client how SCM may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder's meeting.

The Director of Client Services is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any Staff Member accept any remuneration in the solicitation of proxies. The Director of Client Services shall handle all responses to such solicitations.

RESPONSIBILITY

The Director of Client Services is responsible for overseeing and implementing this policy.

                             PROXY VOTING GUIDELINES

One of the primary factors SCM considers when determining the desirability of investing in a particular company is the quality and depth of its management. Accordingly, SCM believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, SCM will vote on most issues presented in a portfolio company proxy statement in accordance with the position of the company's management, unless SCM determines that voting in accordance with management's recommendation would adversely affect the investment merits of owning the stock. However, SCM will consider each issue on its own merits, and will not support the position of the company's management in any situation where, in SCM's judgment, it would not be in the best interests of the client to do so.

                            I. THE BOARD OF DIRECTORS

A. VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees are made on a CASE-BY-CASE basis, and may consider the following factors:

o     Long-term corporate performance record relative to a market index;

o     Composition of board and key board committees;

o     Corporate governance provisions and takeover activity;

o     Board decisions regarding executive pay;

o     Director compensation;

B. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

C. VOTING FOR DIRECTOR NOMINEES IN CONTEST ELECTIONS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, and may consider the following factors:

o long-term financial performance of the target company relative to its industry;

o     management's track record;

o     background to the proxy contest;

o     qualifications of director nominees (both slates);

o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

o     stock ownership positions.

o     Size of the Board

Proposals to limit the size of the Board should be evaluated on a CASE-BY-CASE basis.

                                  II. AUDITORS

RATIFYING AUDITORS

We generally vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

                           III. PROXY CONTEST DEFENSES

Cumulative Voting

We vote AGAINST proposals to eliminate cumulative voting.

We vote FOR proposals to permit cumulative voting.

                            IV. ANTI-TAKEOVER ISSUES

We generally oppose anti-takeover measures because they reduce shareholder rights. However, as with all proxy issues, we conduct and independent review of each anti-takeover proposal. On occasion, we may vote with management when it is concluded that the proposal is not onerous and would not harm clients' interests as shareholders. Anti-takeover issues include the following:

o     POISON PILLS
      The "poison pill" entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control. Such a measure would make a potential takeover prohibitively expensive to the acquirer.

      We review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

3)    FAIR PRICE PROVISIONS

Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a full-scale takeover. Typically, such a provision requires would-be acquirers that have established threshold positions in target companies at given per-share prices to pay at least as much if they opt for complete control, unless certain conditions are met.

We vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

4)    GREENMAIL

Proposals relating to the prohibition of "greenmail" are designed to disallow the repurchase of stock from a person or group owning 5% or more of the company's common stock, unless approved by the disinterested holders of two-thirds or more of the outstanding stock. They could also prevent the company from repurchasing any class of stock at a price more than 5% above the current fair market price, unless an offer is made to all shareholders.

We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

5)    SUPERSTOCK

Another takeover defense is superstock, i.e., shares that give holders disproportionate voting rights. For example, one company proposed authorizing a class of preferred stock which "could be issued in a private placement with one or more institutional investors" and "could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock...." The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.

We will review on case-by-case basis proposals that would authorize the creation of new classes of "superstock".

E. SUPERMAJORITY RULES

Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75% to 80%). While applied mainly to merger bids, supermajority rules also may be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause. A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.

      a. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

      We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

      We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

      2. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR
      BYLAWS

      We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

      We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F. BOARD CLASSIFICATION

High on the agenda of defense-minded corporate executives are staggered terms for directors, whereby only some (typically one-third) of the directors are elected each year. The "staggered board" acts as a bar to unwelcome takeover bids. An aggressive, affluent acquirer would need two years to gain a working majority of directors at a company whose board members are elected to staggered three-year terms of office.

We vote AGAINST proposals to classify the board.

We vote FOR proposals to repeal classified boards and elect all directors annually.

                     IV. MISCELLANEOUS GOVERNANCE PROVISION

BUNDLED PROPOSALS

We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In this case where items are conditioned upon each other, we examine the benefits and costs of the packages items. In instances when the joint effect of the conditioned items is not in shareholder's best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

                              V. CAPITAL STRUCTURE

A. COMMON STOCK AUTHORIZATION

We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

B. DEBT RESTRUCTURING

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

                     VI. EXECUTIVE AND DIRECTOR COMPENSATION

In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, including stock option plans, with the view that viable compensation programs reward the creation of stockholder wealth.

                           VII. State of Incorporation

A. VOTING ON STATE TAKEOVER STATUTES

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

B. Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.

                   VIII. MERGERS AND CORPORATE RESTRUCTURINGS

A. MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis.

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a CASE-BY-CASE basis.

C. Spin-offs

Votes on spin-offs are considered on a CASE-BY-CASE basis.

D. Changing Corporate Name

We generally vote FOR changing the corporate name.

                       IX. SOCIAL AND ENVIRONMENTAL ISSUES

Consistent with its fiduciary duty to clients, SCM will vote on social issues with a view toward promoting good corporate citizenship. However, SCM realizes that it cannot require a portfolio company to go beyond applicable legal requirements or put itself in a non-competitive position. Social responsibility issues may include proposals regarding the following:

      o Ecological issues, including toxic hazards and pollution of the air and water;

      o Employment practices, such as the hiring of women and minority groups;

      o     Product quality and safety;

      o     Advertising practices;

      o Animal rights, including testing, experimentation and factory farming;

      o     Military and nuclear issues; and

      o International politics and operations, including the world debt crisis, infant formula, U.S. corporate activity in Northern Ireland, and the policy of apartheid in South Africa.

We review on a CASE-BY-CASE basis proposals regarding social or environmental issues.

MILLER/HOWARD INVESTMENTS PROXY VOTING POLICY

The Firm recognizes, as a matter of policy and as a fiduciary to our clients, that proxy voting is a valuable right of shareholders. Proxy voting is one of the best ways for an investor to communicate to a company his or her opinions on management's policies. Miller/Howard Investments supports voting proxies consistent with our financial, social, and environmental objectives. For more information regarding these objectives, please refer to our SRI (Socially Responsible Investing) policy.

Each proxy season, in addition to the "standard" issues placed on the ballot by management, there may be a number of other important issues put forward by shareholders in the form of shareholder resolutions. Shareholder resolutions can cover a wide range of issues, such as environmental performance, workplace diversity, the production of weapons, land mine clean up, genetically modified foods, labor standards, and management transparency. We actively support resolutions that target labor issues, human rights, compensation, and also those that decrease emissions and increase renewable energy sources. The primary goal of the shareholder resolution process is to engage management in a dialogue. We support the right of both shareholders and stakeholders to pursue such discussions.

PROXY ADMINISTRATION

In January 2008, Miller/Howard Investments enlisted the help of Broadridge Investor Communication Solutions, Inc. to administer electronic proxy voting. Using the services Broadridge provides, Miller/Howard Investments is capable of customizing proxy reports, ballot recommendations, and research tools. Because the issues related to proxy voting are complex and directly impact investment values, we have chosen Broadridge to facilitate voting SRI recommendations as provided by Glass Lewis.

Proxy voting responsibility will be determined at the opening of all new client relationships. For those clients who have retained proxy-voting authority, Miller/Howard Investments has no responsibility to receive, vote, or otherwise advise voting.

Miller/Howard Investments maintains relevant records, through EDGAR and Broadridge, including but not limited to, proxy reconciliation, ballots and research reports. Clients can receive a history of our proxy voting record upon request.

LIMITATIONS

The Firm will generally vote on all proxies it receives. However, Miller/Howard Investments may refrain from voting a proxy if the shares are no longer held by the client at the time of the meeting. Unsupervised securities, or securities held below the line, will also be excluded.

Miller/Howard Investments will vote differently from Glass Lewis recommendations if we believe such action is in the best interest of our clients and/or our unique objectives.

ANNUAL REVIEW OF PROXY POLICY

On an annual basis, Miller/Howard Investments will amend or update, as necessary, to remain consistent and current with our proxy practices. Client interests, compliance, and regulatory requirements will be reviewed and addressed.

DISCLOSURE:

Miller/Howard Investments discloses a summary of our proxy voting policy in our Form ADV Part II.

JKMILNE ASSET MANAGEMENT PROXY VOTING POLICY

JKMilne invests exclusively in non-voting securities.

LONGFELLOW INVESTMENT MANAGEMENT CO.

Longfellow invests exclusively in non-voting securities, so they do not have a proxy voting policy.

FARR, MILLER & WASHINGTON, LLC

PROXY VOTING POLICIES

POLICY

Farr, Miller & Washington, LLC, ("FMW") as a matter of policy and practice, has no authority to vote proxies on behalf of its advisory clients except for Institutional ERISA clients only on a case by case basis and also for specific sub-advised mutual funds.

The firm may offer assistance as to proxy matters upon a client's request, but the client always retains the proxy voting responsibility. Farr, Miller & Washington, LLC's policy of having no proxy voting responsibility is disclosed to clients on the investment advisory contract and Form ADV Part II.

For certain sub-advised mutual funds, FMW will have the responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. As part of our voting process, FMW has retained an independent third party proxy consultant, RiskMetrics-ISS, a fully outsourced proxy voting service which includes delivery of holdings specific proxy research and recommendations, automated voting with vote override options, full record keeping and a dedicated account management team to support the service.

BACKGROUND

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

RESPONSIBILITY

The CCO has the responsibility for the implementation and monitoring of our proxy policy, practices, disclosures and record keeping. For the sub-advised mutual fund client, the firm has delegated its responsibilities under its proxy voting procedures to a third party. We have retained RiskMetrics-ISS ("ISS") to assist in the process of proxy voting.

PROCEDURE

Farr, Miller & Washington, LLC has adopted procedures to implement the firm's policy. To ensure the policy is observed, implemented properly and amended or updated, as appropriate, FMW constantly monitors firm's activities and conducts reviews on a periodic basis. The procedures include the following:

VOTING PROCEDURES:

Any proxy materials received on behalf of the sub-advised mutual fund client will be forwarded or received directly by RiskMetrics-ISS;

Absent material conflicts, ISS will determine how Farr, Miller & Washington, LLC should vote the proxy in accordance with the applicable voting guideline, complete the proxy and vote the proxy in a timely and appropriate manner.

DISCLOSURE

Although FMW's general policy is not to accept proxy voting responsibility from its clients except for institutional ERISA clients on a case by case basis and specific sub-advised mutual funds, FMW provides conspicuously displayed information in its ADV Part II summarizing the proxy voting policy and procedures, including a statement that clients may request information regarding how Farr, Miller & Washington, LLC voted a client's proxies, and that clients may request a copy of these policies and procedures.

CLIENT REQUESTS FOR INFORMATION

All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Taylor McGowan, Principal or the CCO, Susan Cantus.

In response to any request FMW will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Farr, Miller & Washington, LLC voted the client's proxy with respect to each proposal about which client inquired.

VOTING GUIDELINES

For sub-advisers mutual funds that designate FMW as the responsible party to vote proxies, FMW has adopted Risk Metrics-ISS 2009 US Proxy Voting Guidelines which votes in the best economic interest of the client, as they may be amended by ISS from time to time, to further the interest of the funds' shareholders with respect to proxy voting matters. A current summary of the pre-determined proxy voting guidelines adopted by FMW can be found at www.riskmetrics.com/policy.

For the sub-advised mutual funds for which FMW vote proxies, proxies will be voted in accordance with recommendations contained in voting guidelines prepared by RiskMetrics-ISS, except the following:

      1. The Proxy Committee may propose a particular vote cast against RiskMetrics-ISS recommendation or may propose an abstention from voting, if the Proxy Committee has determined that such action will serve the best interest of clients.

      2. If RiskMetrics-ISS has not made a recommendation on how a particular proxy should be voted, the Proxy Committee will make a voting recommendation, consistent with the best interest of the clients.

      3. If RiskMetrics-ISS determines that a conflict of interest exists and therefore is precluded from making a recommendation to a particular vote, the Proxy Committee will make a voting recommendation, consistent with the best interest of the clients.

The Proxy Committee (including Taylor McGowan, Principal and Susan Cantus, CCO) has the authority to override RiskMetrics-ISS recommendations and determine how a proxy should be voted.

CONFLICTS OF INTEREST

FMW will ensure that proxy votes are voted in the Funds' best interest and are not affected by FMW's conflicts of interest. Proxy votes cast based upon the recommendations of an independent third party will be cast according to a pre-determined proxy voting policy.

Farr, Miller & Washington, LLC will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Farr, Miller & Washington, LLC (including its employees) with the issuer of each security to determine if Farr, Miller & Washington, LLC or any of its employees has any financial, business or personal relationship with the issuer. The CCO also monitors any potential conflicts of interest on a periodic basis.

If a material conflict of interest exists, the Proxy Committee will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

Farr, Miller & Washington, LLC will maintain a record of the voting resolution of any conflict of interest.

RECORDKEEPING

Taylor McGowan or the CCO, Susan Cantus, shall retain the following proxy records in accordance with the SEC's five-year retention requirement.

These policies and procedures and any amendments;

Each proxy statement that Farr, Miller & Washington, LLC receives; *

A record of each vote that Farr, Miller & Washington, LLC casts; *

Any document Farr, Miller & Washington, LLC created that was material to making a decision how to vote proxies, or that memorializes that decision;

A copy of each written request from a client for information on how Farr, Miller & Washington, LLC voted such client's proxies, and a copy of any written response.

* FMW may satisfy this requirement by relying on RiskMetrics-ISS to make and retain on the advisors behalf, a copy of a proxy statement and record of the vote cast (provided FMW has obtained an undertaking from ISS to provide a copy of the record promptly upon request).

BRADFORD & MARZEC LLC

Bradford & Marzec invests exclusively in non-voting securities, so they do not have a proxy voting policy.

AGF INVESTMENTS AMERICA INC.

AGF Investments America Inc. (Emerging Markets Equity Fund) In absence of specific proxy voting guidelines from the Fund, AGF will vote proxies to maximize positive economic effect on shareholder value and to protect rights of shareholders to the best interests the Fund. AGF's proxy voting guidelines are not intended to dictate precisely how each issue must be voted in every circumstance. Rather, the intention is to provide a framework defining how to approach the voting for each issue to ensure a disciplined approach to voting proxies. AGF may retain a third-party company to provide research or other assistance with voting proxies, however the decision making process rests with AGF.

AGF applies the following proxy voting guidelines for non routine matters:

EXECUTIVE COMPENSATION: Will be voted to ensure that the interests of management and shareholders are properly aligned and positive economic shareholder value is not compromised.

EMPLOYEE STOCK PURCHASE PLANS: strategic rationale, shareholder rights, dilution, interest alignment and corporate governance, amongst other matters, will be carefully evaluated.

CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS: Consideration of strategic rationale, shareholder ratification, financial implications, future economic prospects, changes in corporate governance and their impact on shareholder rights and other related matters shall be considered when voting. Generally, positive economic shareholder value and preserved shareholder rights must be anticipated.

POISON PILLS: Primary objective is to maximize positive economic effect on shareholder value and minimal impact on shareholder rights. A decision to abstain from voting or to vote for contentious poison pills may be in the interest of Client Account's where short term gains timed with the disposal of the security is anticipated.

ANY PROPOSAL AFFECTING SHAREHOLDER RIGHTS: AGF believes that certain fundamental rights of shareholders must be protected and will generally vote in favour of proposals that give shareholders a greater voice in the affairs of the company.

SHARE BLOCKING: AGF has sole discretion in determining whether to enter a vote in markets in which share blocking takes place by considering whether the potential loss resulting from the inability to trade during the blocking period outweighs any potential gain to securityholders through executing the proxy solicitation.

If a potential conflict should arise, AGF will vote proxies to maximize positive economic effect on shareholder value and to protect rights of shareholders to the best interests the Fund. If the conflict of interest arises between a portfolio manager and an issuer, the matter will be referred to the Proxy Voting Committee and the Committee will meet to consider the matter, and make a determination, based upon representations to it, as to how to vote the proxy.

BEDLAM ASSET MANAGEMENT PROXY VOTING POLICY

PROXY VOTING POLICY


Bedlam manages two different types of mandate:

1. Those requiring Bedlam to vote on their behalf at every meeting.

2. Those which leave voting entirely to Bedlam's discretion.

In both cases the guiding principles are the same. They can be defined as an alignment of management and shareholders, along with equal treatment, management rewards commensurate with shareholder returns and prudent stewardship of the business. Specific examples of how these principles are applied are set out below.

1. OPTIONS. The interests of management and shareholders must be aligned. Thus if a company is buying back its own shares, but the price of these executive options is not adjusted upwards to reflect this, Bedlam would vote against it. The same would apply if option pricing and rewards were not primarily driven by growth in taxable profits. Bedlam would also tend to vote against resetting exercise prices lower, especially following management-made errors which have reduced profits and consequently the share price.

2. CONTRACTS AND COMPENSATION. Bedlam will vote against over-generous compensation packages, applying the "reasonable man" test. Usually, the larger the organisation, then in practice the easier to replace executives. Increasing executive benefits without a commensurate rise in profits is simply inappropriate.

3. BOARD APPOINTMENTS. Bedlam will always vote against the appointment, or reappointment, of directors with a proven track record of value destruction at other companies. Similarly, hereditary or serial directors.

4. DILUTION. Bedlam votes against selective placements; all shareholders should be treated equally.

5. MANAGEMENT BUYOUTS. The principle is clear: to vote against unless there are overwhelming reasons not to do so. Management is an insider and as such has a better idea of the value than the shareholder. It must be assumed they are bidding below fair value.

6. PRUDENT DEBT AND CASH MANAGEMENT. Bedlam's role is not to participate in the management of companies in which it invests for clients, but it would vote against any financially imprudent new expansion or takeover plans revealed as a result of its analyst's modelling. The same would apply to any plans to take on an excessive level of debt relative to the business's ability to service it throughout the cycle; or plans to expand the business into areas where the company has little or no proven skills or comparative advantage. These decisions will be driven by the company's balance sheet and cash generating abilities.

7. VOTES AGAINST AUDITORS. On occasions when there have been key changes without allowing a shareholder vote, Bedlam has voted against the re-appointment of the auditors. Given the discomfort this causes, it sometimes elicits a call from the company.

For those clients who do not specify compulsory voting, Bedlam will vote less frequently.

Bedlam's approach is that it is buying a share in a business. Before this take place, the company will already have been modelled in detail. The process includes meetings with management, and their competitors/suppliers. Such dialogues continue after investment. On most occasions Bedlam would expect to be in agreement with the company's direction and management policies. Voting against management too frequently must be seen as a sign of a failure in the investment process.

Bedlam does not seek to operate as a corporate activist, to change a company's direction or board; nor to lobby for it to break itself up or issue more shares. As each holding must fit the Bedlam investment process and discipline, the investment team would already expect to know their policies and valuation. However, they would not hesitate to cast votes and be noisy should management of a fundamentally sound business breach the general tenets above.

The overall driving principle behind any vote is the best gain for investors on a twoyear view, consistent with Bedlam's modelling process.

CORNERSTONE REAL ESTATE ADVISERS LLC

PROXY VOTING POLICY

Cornerstone has adopted these proxy voting policies and procedures ("Policy") in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and has designed the Policy to ensure compliance with that Rule as well as with other applicable fiduciary obligations of Cornerstone under other state and federal laws including, but not limited to, the Employee Retirement Income Security Act of 1974, as amended. The Policy may be amended from time to time at the sole discretion of Cornerstone.

GENERAL POLICY

Cornerstone follows this Policy for each of its clients as required by law, unless expressly directed by a client in writing to refrain from voting that client's proxies or to vote in accordance with the client's proxy voting policies and procedures. Additionally, certain circumstances may exist whereby Cornerstone is unable (or believes it to be unreasonable due to the expense of voting) to vote a proxy. Such cases include: (1) where the expense of voting a proxy exceeds the potential value to be gained by voting; (2) where the security is no longer held by a client; (3) where the security is subject to a securities lending arrangement (if any) which prohibits voting; or (4) where Cornerstone is prohibited by law or contract from exercising its voting rights with respect to a particular security. In such cases, Cornerstone will refrain from voting such proxies.

In all other cases, Cornerstone's policy is to vote proxies in accordance with the client's best interest. Cornerstone believes that the client's best interest means the client's best economic interest over the long term -that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform. Additionally, to the extent consistent with economic interests, Cornerstone considers a company's good corporate governance to be important to proxy voting decisions.

USE OF AN INDEPENDENT, THIRD-PARTY PROXY VOTING SERVICE

In order to discharge its duties under this policy, Cornerstone receives proxy voting research, analysis and recommendations from RiskMetrics Group ("RMG", formerly "Institutional Shareholder Services"), an independent third party. Cornerstone generally follows the recommendations of RMG, although, in unique circumstances, where Cornerstone has knowledge of additional information, for example, regarding a proposed director and believes that the individual is not suited to be a director of the respective company, Cornerstone may not follow the recommendation of RMG. All decisions with respect to proxy voting, including decisions to override an RMG recommendation may be made only by Cornerstone's Proxy Administrator ("PA") in consultation with the portfolio manager(s) whose clients hold the securities in question.

CONFLICTS OF INTEREST

Cornerstone recognizes that there may be times when its interests (or the interests of one or more Cornerstone employees) may conflict with those of its clients. Cornerstone will not allow a "material conflict of interest" to interfere with its proxy voting decisions. Material conflicts of interest may exist where: (1) the company soliciting the proxy, or a person known to be an affiliate of such company, is a Cornerstone client or is known by the PA to be a client of a Cornerstone affiliate; (2) the company soliciting the proxy, or a person known to be an affiliate of such company, to the knowledge of the PA, is being actively solicited to be a Cornerstone client or the client of a Cornerstone'affiliate; (3) a client or client-supported interest group actively supports a proxy proposal; or (4) Cornerstone (or a Cornerstone officer) has personal or other business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or in any other matter coming before shareholders. Where such a conflict may exist, the Cornerstone individual in conflict shall not participate in the decision whether or not to follow the RMG recommendation. Moreover, if Cornerstone, as a company, has a conflict with respect to the proposed vote, it will follow the recommendation of RMG. As discussed above, only Cornerstone's PA may determine to override an RMG recommendation. To the extent Cornerstone's PA believes that he or she may have a conflict of interest with respect to a potential override, the PA will follow the RMG recommendation.

PROXY PROCEDURES

Once a client account is established for which Cornerstone has proxy voting authority, the PA is responsible for receiving and processing proxies for securities held in each such account and ensuring that votes are cast. With respect to each client proxy, Cornerstone receives electronically (either directly or through an affiliate) from RMG relevant proxy materials and RMG's recommendations for each particular proposal. The PA logs in any proxy materials received, matches them to the securities to be voted and confirms that the correct amount of shares, as of the record date, is reflected on the proxy. The PA then reviews RMG's recommendations and, unless conflicted, determines whether to accept RMG's recommendation or override. Any ballot issue under consideration for an override of RMG's recommendation will be forwarded to the relevant portfolio manager(s) for review and recommendation. The PA will forward the decision to RMG (either directly or through Cornerstone's affiliate) for execution.

To the extent any client may instruct Cornerstone to follow the client's own proxy voting policies with respect to that client's account, the PA is responsible for monitoring compliance with such client policies.

RECORDKEEPING

Cornerstone's PA, either internally or through RMG, compiles and maintains information, for each client for which Cornerstone votes proxies, showing the issuer's name, meeting date and manner in which it voted on each proxy proposal. Cornerstone's PA will maintain records of all proxies voted. As required by Rule 204-2(c) under the Advisers Act, Cornerstone's proxy voting records will include: (1) a copy of this Policy; (2) a copy of any document created by Cornerstone that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (3) each written client request for proxy voting records and Cornerstone's written response to any (written or oral) client request for such records. Cornerstone will either maintain its own proxy statements and records of votes cast or, as permitted by Rule 204-2(c), such records may be maintained by a third-party service provider such as RMG. To the extent that Cornerstone relies on a third-party service provider, it will obtain from that third-party an undertaking to provide Cornerstone with copies of such records promptly upon request. Proxy voting records will be maintained in an easily accessible place for five years, the first two in Cornerstone's office.

CLIENT REQUESTS FOR INFORMATION

Cornerstone will provide clients with copies of this Policy, as revised from time to time, and will provide any client with information as to how that client's proxies were voted.

REVIEW

This Policy will be subject to review on a periodic basis, as deemed appropriate by cornerstone.

GAM INTERNATIONAL MANAGEMENT LIMITED

GAM International invests exclusively in non-voting securities, so they do not have a proxy Voting policy.

EARNEST PARTNERS LLC PROXY VOTING POLICY

Proxy Policies

The best interest of clients and plan participants (the "Client") will be the sole consideration of EARNEST Partners (the "Sub-Advisor") when voting proxies of portfolio companies. Each proxy issue will receive individual consideration based on the relevant facts and circumstances. As a general rule, the Sub-Advisor will vote against actions which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. Following is a partial list of issues that require special attention: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, and provisions limiting shareholder rights.

In addition, the following will be adhered to unless the Sub-Advisor is instructed otherwise in writing by the Client:

      o The Sub-Advisor will not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.

      o The Sub-Advisor will not announce its voting intentions or the reasons for a particular vote.

      o The Sub-Advisor will not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.

      o The Sub-Advisor will not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

      o All communications with portfolio companies or fellow shareholders will be for the sole purpose of expressing and discussing the Sub-Advisor's concerns for its Clients' interests and not in an attempt to influence the control of management.

With respect to ERISA accounts, the Sub-Advisor will act prudently, solely in the interest of plan participants and beneficiaries and for the exclusive purpose of providing benefits to them. It is the Sub-Advisor's policy to fully comply with all ERISA provisions regarding proxy voting for ERISA accounts and to the extent possible, amend its policies and procedures from time to time to reflect the Department of Labor's views of the proxy voting duties and obligations imposed by ERISA with respect to ERISA accounts.

Proxy Procedures


The Sub-Advisor has designated a Proxy Director. The Proxy Director will consider each issue presented on each portfolio company proxy. The circumstances underlying each proxy issue will be given careful individual attention. The Proxy Director will also use all available resources, including proxy evaluation services, to assist in the analysis of proxy issues. Proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined above and the Sub-Advisor's Proxy Voting Guidelines (currently RiskMetrics' Taft-Hartley Advisory Services Proxy Voting Guidelines). Therefore, it is possible that actual votes may differ from these general policies and the Sub-Advisor's Proxy Voting Guidelines. In the case where the Sub-Advisor believes it has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (currently RiskMetrics' Taft-Hartley Advisory Services) to assist in its analysis of voting issues and the actual voting of proxies to ensure that a decision to vote the proxies was based on the Client's best interest and was not the product of a conflict of interest. In general, RiskMetrics' Taft-Hartley Advisory Services Proxy Voting Guidelines are based on a worker-owner view of long-term corporate value and conform to the AFL-CIO proxy voting policy. In the event the services of an outside third party professional are not available in connection with a conflict of interest, the Sub-Advisor will seek the advice of the Client.

A detailed description of the Sub-Advisor's specific Proxy Voting Guidelines will be furnished upon request. You may also obtain information about how the Sub-Advisor has voted with respect to portfolio company securities by calling, writing, or emailing the Sub-Advisor at:

      EARNEST Partners
      1180 Peachtree Street NE, Suite 2300
      Atlanta, GA 30309
      invest@earnestpartners.com
      404-815-8772

The Sub-Advisor reserves the right to change these policies and procedures at any time without notice.

ARONSON JOHNSON ORTIZ, LP, PROXY VOTING POLICY

OVERVIEW

ARONSON JOHNSON ORTIZ (AJO), exercises proxy voting responsibilities on behalf of many of its clients pursuant to express or implied authorization in the client's investment management agreement; other clients retain this authority. In the case of ERISA accounts, AJO, as adviser to the plan, must vote all proxies for the securities managed by AJO, unless the authority to vote proxies is retained by another plan fiduciary.

Each client account is voted by the firm's Proxy Manager, and AJO's proxy voting is overseen by the firm's Proxy Oversight Committee. AJO has adopted and implemented policies and procedures reasonably designed to ensure proxies are voted in the best interests of clients, in accordance with AJO's fiduciary duties and the requirements of ERISA and of SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.

AJO uses a quantitative approach to investment management, using publicly available data and a proprietary investment model. AJO's quantitative model does not include subjective analysis of companies and their officers and directors. Therefore, for detailed analyses of proxy issues, AJO will rely primarily on one or more independent third-party proxy voting services, and we will generally vote proxies in accordance with the recommendations we receive from these services. AJO has procedures in place to ensure the advice we receive is impartial and in the best interests of our clients. AJO votes each proxy individually and on rare occasions we will not follow the third-party recommendation. AJO will only vote against the recommendation where it is in the portfolio's best interests to do so and where AJO has no material conflict of interest (see "Conflicts of Interest," below).

In some instances AJO may abstain from voting a client proxy, particularly when the effect on the client's economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit to the portfolio.

CONFLICTS OF INTEREST

Actual and potential conflicts of interest, including conflicts of interest of our third- party proxy service, are monitored by AJO's Proxy Oversight Committee. When a conflict is identified, the Committee first makes a determination as to whether the conflict is material. The Committee defines a material conflict as one reasonably likely to be viewed as important by the average shareholder. In the case of a material AJO conflict, we will vote the proxy in accordance with the recommendation of our proxy voting service, unless the client directs us otherwise or, in the case of an ERISA client, revokes our proxy voting authority in writing. If our primary proxy voting service has a conflict of interest that causes it to abstain from making a recommendation on the proxy, the Committee will determine how to vote the proxy. In making this determination, the Committee may use the guidelines issued by our proxy voting service for similar proxy issues or may seek the recommendation of a secondary proxy service.

RECORD-KEEPING

AJO will maintain all required proxy voting records for five years or for such longer time as applicable law or client guidelines require. AJO may satisfy some of its record-keeping obligations by utilizing third-party service providers or by relying on records available on EDGAR, the SEC's online document filing and retention system.

VOTE DISCLOSURE

Each proxy voted by AJO for a client account is disclosed to the client quarterly. Clients may receive additional reports of proxies voted on their behalf by AJO by calling us collect at 215.546.7500.

AJO treats proxy votes as the property of the client and will generally not disclose proxy votes to third parties. AJO may be required by law or regulation to report or disclose to the SEC or to other regulatory bodies how AJO votes on certain proxy issues. Such disclosure may become publicly available.

Lee Munder Capital Group LLC

1. OPERATIONAL ITEMS:
AUDITOR RATIFICATION

Generally vote FOR proposals to ratify auditors unless:

o An auditor has a financial interest in or association with the company and is therefore not independent;

o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

o Poor accounting practices are identified such as fraud, misapplication of GAAP and material weaknesses are identified; or

o Fees for non-audit services are excessive

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

2. BOARD OF DIRECTORS:
VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote CASE-BY-CASE on director nominees examining things such as:
o Nominee's attendance at meetings;

o Long-term corporate performance and stock price;

o Composition of the board and key board committees;

o Whether a retired CEO sits on the Board;

o Number of other public company boards seats held;

o Corporate governance provisions and takeover activity;

o Board decisions regarding executive pay;

o Director compensation;

o Interlocking directorships; and

o Conflicts of Interest

INDEPENDENT CHAIR (SEPARATE CEO/CHAIR)
Generally vote FOR shareholder proposals requiring that the chairman position be filled by an independent director unless there are substantial reasons to recommend against the proposal, such as counterbalancing governance structure.

MAJORITY VOTE SHAREHOLDER PROPOSALS
Generally vote FOR binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast.

PERFORMANCE/GOVERNANCE EVALUATION FOR DIRECTORS
Generally vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

3. PROXY CONTESTS:
VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following:

o Management's track record;

o Background to the proxy contest;

o Qualifications of Director nominees;

o Strategic plan of dissident slate and quality of critique against management;

o Likelihood that the proposed goals and objectives can be achieved; and

o Stock ownership positions

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES:

ADVANCED NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS
Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date within the broadest window possible.

POISON PILLS
Generally vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has (1) a shareholder approved poison pill in place or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if shareholders have approved the adoption of the plan or the board determines that it is in the best interest of shareholders to adopt a pill without delay.

Generally vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

5. MERGERS AND CORPORATE RESTRUCTURINGS:

Overall Approach - Vote CASE-BY-CASE

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction balancing various and sometimes countervailing factors including:

o Valuation;

o Market reaction;

o Strategic rationale;
3

o Negotiations and process

o Conflicts of Interest; and

o Governance

6. STATE OF INCORPORATION:
REINCORPORATION PROPOSALS

Evaluate management or shareholder proposals to change a company's state of incorporation on a CASE-BY-CASE basis.

7. CAPITAL STRUCTURE:
COMMON STOCK AUTHORIZATION

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance.

PREFERRED STOCK
Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance.

8. EXECUTIVE AND DIRECTOR COMPENSATION:

EQUITY COMPENSATION PLANS
Vote CASE-BY-CASE on equity-based compensation plans.

POOR PRACTICES PAY
Generally vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, is the company has poor compensation practices.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY) MANAGEMENT PROPOSALS Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation.

EMPLOYEE STOCK PURCHASE PLANS
Vote CASE-BY-CASE on non-qualified employee stock purchase plans.

OPTION EXCHANGE PROGRAMS/RE-PRICING OPTIONS
Vote CASE-BY-CASE on management proposals seeking approval to exchange/re-price options.

9. CORPORATE SOCIAL RESPONSIBILITY (CSR) ISSUES:
Overall Approach - Vote CASE-BY-CASE on social and environmental shareholder proposals.

LONDON COMPANY OF VIRGINIA D/B/A THE LONDON COMPANY PROXY VOTING POLICY

I.    POLICY

      The London Company of Virginia (the "Adviser") acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end investment companies ("mutual funds"). The Adviser's authority to vote proxies is established through the delegation of discretionary authority under its investment advisory contracts. Therefore, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right, in writing, to vote its own proxies, the Adviser will vote all proxies in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures.

      When voting proxies, the Adviser's utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client's account.

II.   PURPOSE

      The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.  PROCEDURES

      The Advisor is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Adviser's determination of the client's best interests. Although many proxy proposals can be voted in accordance with the Adviser's established guidelines (see Section V. "Guidelines" below), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines. The Adviser will vote the recommendation of Institutional Shareholder Services (ISS) on all proxy votes, unless otherwise directed by the Portfolio Managers.

      A.    CONFLICTS OF INTEREST

            Where a proxy proposal raises a material conflict between the Adviser's interests and a client's interest, including a mutual fund client, the Adviser will resolve such a conflict in the manner described below:

            1. VOTE IN ACCORDANCE WITH THE GUIDELINES. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

            2. OBTAIN CONSENT OF CLIENTS. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the Adviser's conflict that the client would be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.

            3. CLIENT DIRECTIVE TO USE AN INDEPENDENT THIRD PARTY. Alternatively, a client may, in writing, specifically direct the Adviser to forward all proxy matters in which the Adviser has a conflict of interest regarding the client's securities to an identified independent third party for review and recommendation. Where such independent third party's recommendations are received on a timely basis, the Adviser will vote all such proxies in accordance with such third party's recommendation. If the third party's recommendations are not timely received, the Adviser will abstain from voting the securities held by that client's account.

            The Advisor will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflict of interest so identified by the Adviser will be addressed as described above in this Section III.A.

      B.    LIMITATIONS

            In certain circumstances, in accordance with a client's investment advisory contract (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:

            1. CLIENT MAINTAINS PROXY VOTING AUTHORITY: Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client or specified third party.

            2. TERMINATED ACCOUNT: Once a client account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

            3. LIMITED VALUE: If the Adviser determines that the value of a client's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a client's proxies. The Adviser also will not vote proxies received for securities which are no longer held by the client's account.

            4. SECURITIES LENDING PROGRAMS: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the client's account, the Adviser may recall the security for purposes of voting.

            5. UNJUSTIFIABLE COSTS: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits to the client of the proxy proposal.

IV.   RECORDKEEPING

      In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

      The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients' portfolio securities. Clients may obtain information on how their securities were voted or a copy of the Adviser's Policies and Procedures by written request addressed to the Adviser. The Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

V.    GUIDELINES

      Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

      A.    OPPOSE

            The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

            1. Issues regarding the issuer's Board entrenchment and anti-takeover measures such as the following:

                  a.    Proposals to stagger board members' terms;

                  b. Proposals to limit the ability of shareholders to call special meetings;

                  c.    Proposals to require super majority votes;

                  d. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

                  e.    Proposals regarding "fair price" provisions;

                  f.    Proposals regarding "poison pill" provisions; and

                  g.    Permitting "green mail".

            2.    Providing cumulative voting rights.

      B.    APPROVE

            Routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

            1. Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

            2.    Date and place of annual meeting.

            3. Limitation on charitable contributions or fees paid to lawyers.

            4. Ratification of directors' actions on routine matters since previous annual meeting.

            5.    Confidential voting.

                  Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure in shareholders regarding their vote on proxy issues.

                  The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

            6.    Limiting directors' liability

            7.    Eliminate preemptive right

                  Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

                  The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

            8.    Employee Stock Purchase Plan

            9.    Establish 401(k) Plan

      C.    CASE-BY-CASE

            The Adviser will review each issue in this category on a case-by-case basis. Voting decisions will be made based on the financial interest of the fund. These matters include:

            1.    Pay directors solely in stocks

            2.    Eliminate director mandatory retirement policy

            3.    Rotate annual meeting location/date

            4.    Option and stock grants to management and directors

            5. Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

DEPRINCE, RACE & ZOLLO, INC.
PROXY VOTING POLICY

I. INTRODUCTION

Rule 206(4)-6 (the "Rule") under the Investment Advisers Act of 1940 ("Advisers Act") requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The Rule further requires the adviser to provide a concise summary of the adviser's proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

DePrince, Race & Zollo, Inc. ("DRZ") votes proxies for a majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures. In accordance with a pre-determined policy that is disclosed in the clients' agreements, proxies are typically voted by an independent third party, the Proxy Administrator. DePrince, Race & Zollo, Inc. has retained RiskMetrics Group as its third-party Proxy Administrator. Any questions about this document should be directed to our CCO or ACO.

II. REGULATORY BACKGROUND

(A)THE NEED TO IMPLEMENT A PROXY VOTING POLICY AND PROCEDURES

The SEC has determined that the rule applies to all registered investment advisers that exercise proxy voting authority over client securities. The SEC has also indicated that advisers with implicit as well as explicit voting authority must comply with the rule. In particular, the rule applies when the advisory contract is silent but the adviser's voting authority is implied by an overall delegation of discretionary authority.

(B)VOTING CLIENT PROXIES

The SEC has interpreted the duty of care to require an adviser with voting authority to monitor shareholder meeting dates ordinarily be determined by the adviser's contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients. The rule does not necessitate an adviser to become a "shareholder activist," but more practically, allows an adviser to determine whether the costs and expected benefits to clients warrant such activism.

Additionally, the failure to vote every proxy should not necessarily be construed as a violation of an adviser's fiduciary obligations. The SEC has noted times when refraining from voting a proxy may be in the client's best interest, such as when the analysis noted above yields results that indicate the cost of voting the proxy exceeds the expected benefit to the client. Nevertheless, an adviser must be aware that it may not ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

(C)IMPLEMENTING POLICIES AND PROCEDURES TO RESOLVE CONFLICTS OF INTEREST

A challenging aspect to Rule 206(4)-6 has been an adviser's identification of material conflicts of interest that may influence the manner in which it votes proxies. Although the SEC has not listed all conflicts of interest that an adviser may encounter when voting clients' proxies, it has provided guidance with respect to ways in which the policies and procedures may mitigate any existing conflicts of interest. An adviser could also suggest that the client engage another party to determine how the proxies should be voted, which would relieve the adviser of the responsibility to vote the proxies.

(D)DISCLOSURE REQUIREMENTS

An investment adviser must disclose to clients how they can obtain information on how client proxies were voted.

A concise summation of the proxy voting process, rather than a reiteration of the adviser's proxy voting policy and procedures must also be disclosed and that upon client request, the adviser will provide a copy of the policies and procedures.

(E)RECORDKEEPING REQUIREMENTS

Amended Rule 204-2 under the Advisers Act requires investments advisers to retain the following documents:

- Proxy Voting Policies and Procedures;

- Proxy Statements Received Regarding Client Securities;

- Records of Votes Cast on Behalf of Clients;

- Records of Client Requests for Proxy Voting Information; and

- Any Documents Prepared by the Adviser that were Material to Making a Decision how to

- Vote, or that Memorialized the Basis for the Decision.

III. RISKS

In developing this policy and procedures, DRZ considered numerous risks associated with its voting of client proxies. This analysis includes risks such as:

      DRZ does not maintain a written proxy voting policy as required by Rule 206(4)-6.

      Proxies are not voted in clients' best interests.

      Proxies are not identified and voted in a timely manner.

      Conflicts between DRZ's interests and the client are not identified; therefore, proxies are not voted appropriately.

      Proxy voting records and client requests to review proxy votes are not maintained.

      DRZ has established the following guidelines as an attempt to mitigate these risks.

IV. POLICY

It is the policy of DRZ to vote client proxies in the interest of maximizing shareholder value. To that end, DRZ will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent.

V. PROCEDURES FOR IDENTIFICATION AND VOTING OF PROXIES

These proxy voting procedures are designed to enable DRZ to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value.

1. DRZ shall maintain a list of all clients for which it votes proxies. The list will be maintained electronically and updated by the Compliance department who will obtain proxy voting information from client agreements.

All new signed contracts or new account instructions must be sent to the Proxy Administrator no later than ten (10) days from the date a new account starts trading. Alternatively, DRZ's Operations Department, as part of the account opening procedure, will inform the Proxy Administrator that DRZ will vote proxies for the new client.

2. DRZ shall work with the client to ensure that the Proxy Administrator is the designated party to receive proxy voting materials from companies or intermediaries. To that end, new account forms of broker-dealers/custodians will state that the Proxy Administrator should receive this documentation.

The designation may also be made by telephoning contacts and/or client service representatives at broker-dealers/custodians.

These intermediaries will be informed to direct all proxy materials to our designated Proxy Administrator.

3. The Proxy Administrator shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner. The Compliance Department of DRZ shall receive and review current proxy information from the Proxy Administrator on a routine basis to ensure that all proxies are being received and voted.

4. The Proxy Administrator will review the list of clients and compare the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote.

For any client who has provided specific voting instructions, the Proxy Administrator shall vote that client's proxy in accordance with the client's written instructions.

Proxies for client's who have selected a third party to vote, and whose proxies were received by DRZ, shall be forwarded back to the client for voting and submission.

Proxies received after the termination date of a client relationship will not be voted. Such proxies should be delivered to the last known address of the former client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that the proxies should be forwarded to the last known address of the former client.

The statement should further indicate that future proxies for the named former client should not be delivered to DRZ or to the Proxy Administrator, but directly to the former client.

5. The Proxy Administrator will provide to the appropriate investment officers (portfolio managers) the proxy solicitations and materials for review if not covered by DRZ's guidelines.

6. DRZ shall compare the cost of voting the proxy to the benefit to the client. In the event that the costs of voting appear to outweigh the benefits, DRZ shall document such rationale and maintain the documentation in the permanent file (for example, voting a foreign security may require additional costs that overshadow the benefits) in accordance with the Recordkeeping policy. The Proxy Administrator will then be notified accordingly.

7. The Proxy Administrator and/or the CCO or ACO will reasonably try to assess any material conflicts between DRZ's interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

8. So long as there is no material conflicts of interest identified, the Proxy Administrator will vote proxies according to the guidelines set forth above. DRZ may also elect to abstain from voting if it deems such abstinence in its clients' best interests. The rationale for the occurrence of voting that deviates from the guidelines will be documented and the documentation will be maintained in the permanent file in accordance with the Recordkeeping policy.

9. If the Proxy Administrator, the CCO or the ACO (the "Compliance Officer") detects a conflict of interest, the following process will be followed:

a. The Proxy Administrator, if the identifying party of the conflict will, as soon as reasonably practicable, contact the Compliance Officer of DRZ.

b. The Compliance Officer and a member of the DRZ Proxy Voting Committee (the "Committee") will determine the appropriate method of resolution considering the nature of the conflict of interest, the proxy voting deadline, the number of clients involved and other material information related to the matter.

c. The Compliance Officer and appropriate investment personnel will either (i) with the assistance of the appropriate investment personnel, contact the client(s) directly for discussion of the matter and determine if the clients desire to vote the proxy directly or provide its vote to DRZ to vote on their behalf, or (ii) will convene the Committee.

d. If the Compliance Officer elects to contact the clients directly and the clients desire to vote the proxy or provide DRZ with their vote, the Compliance Officer and the Proxy Administrator will provide the clients with the proxy and related information to enable the clients to make an informed decision.

e. Alternatively, if the Compliance Officer concludes the matter should go before the Committee, he will immediately convene the Committee. Members of the Committee include the persons listed on Attachment A, none of which directly reports to another member of the Committee. The Compliance Officer will serve as chairperson.

f. The Compliance Officer, at inception of the Committee meeting, will appoint a Secretary, whose role it will be to keep careful and detailed minutes.

g. The Compliance Officer will identify for the Committee the issuer and proposal to be considered. The Compliance Officer will also identify the conflict of interest that has been detected. The Compliance Officer will also identify the vote that he believes is in the interest of shareholder value and the reasons why.

h. The members of the Committee will then consider the proposal by reviewing the proxy voting materials and any additional documentation a member(s) feels necessary in determining the appropriate vote. Members of the Committee may wish to consider the following questions:

      Whether adoption of the proposal would have a positive or negative impact on the issuer's short term or long-term value.

      Whether the issuer has already responded in some appropriate manner to the request embodied in a proposal.

      Whether the proposal itself is well framed and reasonable.

      Whether implementation of the proposal would achieve the objectives sought in the proposal.

      Whether the issues presented would best be handled through government or issuerspecific action.

i. Upon the provision of a reasonable amount of time to consider the proposal, each member of the Committee will in turn announce to the Committee his decision on whether DRZ will vote for or against the proposal. Members of the Committee are prohibited from abstaining from the Committee vote and are prohibited from recommending that DRZ refrain from voting on the proposal, although "abstain" votes are permitted. The Secretary will record each member's vote and the rationale for his decision.

j. After each member of the Committee has announced his vote, the Secretary will tally the votes. The tally will result in one of the following two outcomes:

      If all members of the committee have voted in the same direction on the proposal, all of DRZ's proxies for that proposal will be voted in such direction. The Secretary will document the unanimous vote and all minutes will be maintained in the permanent file in accordance with the Recordkeeping policy.

      If a unanimous decision cannot be reached by the Committee, DRZ will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which DRZ should vote on the proposal. The proxy voting service's or consultant's determination will be binding on DRZ.

10. The Proxy Administrator shall be informed of the results and shall collect and submit the proxy votes in a timely manner.

11. All proxy votes will be recorded on the attached DRZ Proxy Voting Record or in another suitable place. In either case, the following information will be maintained:

1. The name of the issuer of the portfolio security;

2. The exchange ticker symbol of the portfolio security;

3. The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security;

4. The shareholder meeting date;

5. The number of shares DRZ is voting on firm-wide;

6. A brief identification of the matter voted on;

7. Whether the matter was proposed by the issuer or by a security holder;

8. Whether or not DRZ cast its vote on the matter;

9. How DRZ cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

10. Whether DRZ cast its vote with or against management; and

11. Whether any client requested an alternative vote of its proxy.

In the event that DRZ votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires DRZ to vote a certain way on an issue, while DRZ deems it beneficial to vote in the opposite direction for its other clients) in the permanent file in accordance with the Recordkeeping policy.

VI. CONFLICTS OF INTEREST

The following is a non-exhaustive list of potential conflicts. DRZ continually monitors these potential conflicts to determine if they exist:

      CONFLICT: DRZ retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in DRZ's client portfolios. For example, DRZ may be retained to manage XYZ's pension fund. XYZ is a public company and DRZ client accounts hold shares of XYZ. This type of relationship may influence DRZ to vote with management on proxies to gain favor with management. Such favor may influence XYZ's decision to continue its advisory relationship with DRZ.

      CONFLICT: DRZ retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in DRZ's client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

      CONFLICT: DRZ's employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of a DRZ employee may be a high-level executive of an issuer that is held in DRZ's client portfolios. The spouse could attempt to influence DRZ to vote in favor of management.

      CONFLICT: DRZ or an employee(s) personally owns a significant number of an issuer's securities that are also held in DRZ's client portfolios. For any number of reasons, an employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The employee(s) could oppose voting the proxies according to the policy and successfully influence the Proxy Administrator to vote proxies in contradiction to the policy.

      CONFLICT: DRZ or its affiliates has a financial interest in the outcome of a vote, such as when DRZ receives distribution fees (i.e., Rule 12b-1 fees) from mutual funds that are maintained in client accounts and the proxy relates to an increase in 12b-1 fees.

RESOLUTION: Upon the detection of a material conflict of interest, the procedure described under Item 9 of the Procedures for Identification and Voting of Proxies section above will be followed.

We realize that due to the difficulty of predicting and identifying all material conflicts, DRZ must rely on its employees to notify the Compliance Officer of any material conflict that may impair DRZ's ability to vote proxies in an objective manner.

In addition, the Compliance Officer will report any attempts by others within DRZ to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy. The Compliance Officer should report the attempt to DRZ's Board of Directors or outside counsel.

VII. RECONCILIATION

Because DRZ manages institutional clients, large investment positions may be held at a number of different custodians at any given time making it unfeasible for DRZ to reconcile client proxies each time a vote occurs. Therefore, DRZ shall follow these procedures for reconciling proxies:

      On a case-by-case basis, DRZ shall make the determination of whether it deems a proxy to be material. Among other things, DRZ may take the following factors into consideration when making this determination: the nature of the vote and the number of shares held in client accounts versus the total shares outstanding.

      If deemed to be material, DRZ will check to see if the proxy is for a security for which it files a Form 13G.

      If the proxy is deemed to be material and is for a security for which it files a Form 13G, DRZ shall then take steps to reconcile the number of proxies to the number of shares held in client accounts.

The Compliance Officer shall maintain documentation of this reconciliation process. In the event that the proxies are unable to reconcile to the number of shares, the Compliance Officer shall document the reason (i.e. client opted to participate in a securities lending program and therefore does not get to vote proxies for any securities out on loan) and resolution taken, if any.

VIII. RECORDKEEPING

DRZ must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The Compliance Officer will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

      Any request, whether written (including e-mail) or oral, received by any employee of DRZ, must be promptly reported to the Compliance Officer. All written requests must be retained in the permanent file in accordance with the Recordkeeping policy.

      The Compliance Officer will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client's request, referred to third party, not a proxy voting client, other dispositions, etc.).

      DRZ will make every effort to fulfill each individual client request for Proxy Voting information in the client's prescribed format. In the event that DRZ cannot, and in order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the Compliance Officer may distribute to any client requesting proxy voting information the COMPLETE proxy voting record of DRZ for the period requested. Should the COMPLETE proxy voting record by distributed to a client(s), it will contain the following legend: "This report contains the full proxy voting record of DRZ. If securities of a particular issuer were held in your account on the date of the shareholder meeting indicated, your proxy was voted in the direction indicated (absent your expressed written direction otherwise)."

      Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client's written (including e-mail) or oral request. The written response should be attached and maintained with the client's written request, if applicable and maintained in the permanent file in accordance with the Recordkeeping policy.

      Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy Voting Policy and Procedures:

      This Proxy Voting Policy and Procedures

      "Concise" Proxy Policy and Procedure separate disclosure document offered to clients annually.

Proxy statements received regarding client securities:

      Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: DRZ is permitted to rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies.

Proxy voting records:

      DRZ Proxy Voting Record.

      Documents prepared or created by DRZ that were material to making a decision how to vote, or that memorialized the basis for the decision. This includes Committee Minutes.

      Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company's management discussions, etc, that were material in the basis for the decision.

IX. DISCLOSURE

      DRZ will ensure that Item 1D of Form ADV, Part II is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) regulatory requirements.

X. PROXY SOLICITATION

As a matter of practice, it is DRZ's policy to not reveal or disclose to any client how DRZ may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder's meeting. DRZ will never disclose such information to unrelated third parties.

The CCO is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The CCO shall handle all responses to such solicitations.

XI. CLASS ACTIONS

If "Class Action" documents are received by DRZ on behalf of its Funds, DRZ will ensure that the Funds either participate in, or opt out of, any class action settlements received. DRZ will determine if it is in the best interest of the Funds to recover monies from a class action. The Portfolio Manager covering the company will determine the action to be taken when receiving class action notices. In the event DRZ opts out of a class action settlement, DRZ will maintain documentation of any cost/benefit analysis to support its decision.

If "Class Action" documents are received by DRZ for a private client, i.e. separate managed account, DRZ will gather any requisite information it has and forward to the client, to enable the client to file the "Class Action" at the client's discretion. The decision of whether to participate in the recovery or opt-out may be a legal one that DRZ is not qualified to make for the client. Therefore DRZ will not file "Class Actions" on behalf of any client.

"Class Action" documents received after the termination date of a client relationship will be delivered to the last known address of the client or to the intermediary who distributed the documents with a written or oral statement indicating that the advisory relationship has been terminated and that the documents should be forwarded to the last known address of the client. The statement will further indicate that future documents for the named client should not be delivered to DRZ, but directly to the client.

ATTACHMENT A

DEPRINCE, RACE & ZOLLO, INC.
LIST OF PROXY VOTING COMMITTEE MEMBERS

The following is a list, as of July 1, 2003, of the members of DRZ's proxy voting committee:

Member 1: John D. Race
Member 2: Gregory M. DePrince
Member 3: Victor A. Zollo, Jr.





                                                            TSF-56-TFGT-SAI-1101

PART C. OTHER INFORMATION

ITEM 28.  EXHIBITS:

(a)(1) Registrant's Agreement and Declaration of Trust dated October 25, 1993 is herein incorporated by reference to Exhibit (a)(1) of Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (File No. 033-70958), filed with the Securities and Exchange Commission ("SEC") on November 24, 1998.

(a)(2) Certificate of Amendment of Agreement and Declaration of Trust of Corona Investment Trust dated December 11, 1993 is herein incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on November 24, 1998.

(a)(3) Certificate of Amendment of Agreement and Declaration of Trust and Certificate of Trust of the Solon Funds dated June 13, 1994 is herein incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on November 24, 1998.

(a)(4) Certificate of Amendment of Agreement and Declaration of Trust dated November 10, 1997 is herein incorporated by reference to Exhibit
            (1)(d) of Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on December 17, 1997.

(a)(5) Amended and Restated Agreement and Declaration of Trust dated October 8, 1998 is herein incorporated by reference to Exhibit
            (a)(5) of Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on November 24, 1998.

(a)(6) Certificate and Declaration of Trust dated December 10, 1998 is herein incorporated by reference to Exhibit (a)(6) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 033-70958), filed with the SEC on January 27, 1999.

(a)(7) Certificate of Amendment of Amended and Restated Agreement and Declaration of Trust dated March 24, 2004 is herein incorporated by reference to Exhibit (a)(7) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on May 3, 2004.

(a)(8) Certificate of Amendment of Amended and Restated Agreement and Declaration of Trust dated November 17, 2006 is herein incorporated by reference to Exhibit (a)(8) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on February 1, 2007.

(b) Amended and Restated By-Laws of the Trust as revised November 18, 2004 are herein incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on April 14, 2005.

(c) Instruments Defining Rights of Security Holders are herein incorporated by reference to Exhibit (c) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 19, 2007.

(d)(1) Investment Advisory Agreement between the Registrant and Touchstone Advisors, Inc. is filed herewith.

(d)(2)(i) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Turner Investment Partners, Inc. dated February 17, 2006 is herein incorporated by reference to Exhibit (d)(2) of Post- Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(d)(2)(ii) Addendum to Sub-Advisory Agreement between Touchstone Advisors, Inc. and Turner Investment Partners, Inc. dated April 1, 2007 is herein incorporated by reference to Exhibit (d)(2)(ii) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on February 1, 2008.

(d)(2)(iii) Addendum to Sub-Advisory Agreement between Touchstone Advisors, Inc.
            and Turner Investment Partners, Inc. dated July 20, 2007 is herein incorporated by reference to Exhibit (d)(2)(iii) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on February 1, 2008.

(d)(2)(iv) Addendum to Sub-Advisory Agreement between Touchstone Advisors, Inc. and Turner Investment Partners, Inc. dated May 15, 2008 is herein incorporated by reference to Exhibit (d)(2)(iv) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on February 1, 2009.

(d)(3) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Sands Capital Management dated February 17, 2006 is herein incorporated by reference to Exhibit (d)(7) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(d)(4) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Miller/Howard Investments Inc. dated May 20, 2008 is herein incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 15, 2008.

(d)(5) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. dated February 20, 2009 is herein incorporated by reference to Exhibit (d)(9) of Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on May 4, 2009.

(d)(6) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Longfellow Investment Management Co. LLC dated February 19, 2009 is herein incorporated by reference to Exhibit (d)(10) of Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on May 4, 2009.

(d)(7) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Milne LLC (d/b/a JK Milne Asset Management) dated April 22, 2009 is herein incorporated by reference to Exhibit (d)(10) of Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on July 13, 2009.

(d)(8) Sub-Advisory Agreement between Touchstone Advisors, Inc. and AGF Investments America, Inc. dated October 1, 2009 is herein incorporated by reference to Exhibit (d)(9) of Post-Effective Amendment No. 48 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on October 15, 2009.

(d)(9) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Farr, Miller & Washington LLC dated October 1, 2009 is herein incorporated by reference to Exhibit (d)(12) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(d)(10) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Lee Munder Investments, Ltd. dated October 1, 2009 is herein incorporated by reference to Exhibit (d)(13) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(d)(11) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Cornerstone Real Estate Advisers LLC dated October 1, 2009 is herein incorporated by reference to Exhibit (d)(14) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(d)(12) Sub-Advisory Agreement between Touchstone Advisors, Inc. and EARNEST Partners LLC dated October 1, 2009 is herein incorporated by reference to Exhibit (d)(15) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(d)(13) Sub-Advisory Agreement between Touchstone Advisors, Inc. and London Company of Virginia dated October 1, 2009 is herein incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(d)(14) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Bedlam Asset Management PLC dated October 1, 2009 is herein incorporated by reference to Exhibit (d)(17) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(d)(15) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Aronson+Johnson+Ortiz dated October 1, 2009 is herein incorporated by reference to Exhibit (d)(18) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(d)(15)(i) Amendment to Sub-Advisory Agreement between Touchstone Advisors, Inc. and Aronson+Johnson+Ortiz dated March 29, 2010 is filed herewith.

(d)(16) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Bradford & Marzec LLC dated October 1, 2009 is herein incorporated by reference to Exhibit (d)(19) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(d)(17) Sub-Advisory Agreement between Touchstone Advisors, Inc. and GAM International Management Limited dated October 1, 2010 is filed herewith.

(d)(18) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. dated December 31, 2009 is herein incorporated by reference to Exhibit (d)(19) of Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on December 28, 2009.

(d)(19) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Deprince, Race & Zollo, Inc. dated December 6, 2010 is filed herewith.

(e)(1) Distribution Agreement between the Registrant and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(e)(2) Form of Underwriter's Dealer Agreement is herein incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 1, 2007.

(f) Touchstone Trustee Deferred Compensation Plan is herein incorporated by reference to Exhibit (f) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2010.

(g) Custodian Agreement between the Registrant and Brown Brother Harriman & Co. dated February 25, 2008 is herein incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on February 1, 2009.

(h)(1) Form of Amended Administration Agreement between the Registrant and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 1, 2007.

(h)(2) Amended Sub-Administration Agreement between Touchstone Advisors, Inc. and JPMorgan Chase Bank, N.A. is herein incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(h)(3) Addendum to Amended Sub-Administration Agreement between Touchstone Advisors, Inc. and JPMorgan Chase Bank, N.A. is herein incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on February 1, 2008.

(h)(4) Transfer Agency Agreement between the Registrant and JPMorgan Chase Bank N.A. (fka Integrated Investment Services, Inc.) is herein incorporated by reference to Exhibit (h)(4) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(h)(5) Addendum to Transfer Agency Agreement between the Registrant and JPMorgan Chase Bank, N.A. is herein incorporated by reference to Exhibit (h)(6) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on February 1, 2008.

(h)(6) Amended Compliance Services Agreement among the Registrant, Touchstone Strategic Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust and JPMorgan Chase Bank, N.A. is herein incorporated by reference to Exhibit (h)(8) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on February 1, 2008.

(h)(7) Fidelity Bond Allocation Agreement dated April 1, 2010 is filed herewith.

(h)(8)     Expense Limitation Agreement is filed herewith.

(h)(9) Expense Limitation Agreement with regards to the Sands Capital Select Growth Fund is herein incorporated by reference to Exhibit (h)(9) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on November 15, 2010.

(i)        Opinion and Consent of Counsel is filed herewith.

(j)        Consent of Ernst & Young is filed herewith.

(k)        Not Applicable.

(l)        Not Applicable.

(m)(1) Distribution and Shareholder Services Plan for Class A Shares is herein incorporated by reference to Exhibit (10)(a) of Form N-14 (File Nos. 333-165902 and 811-08104) filed with the SEC on April 5, 2010.

(m)(2) Distribution and Shareholder Services Plan for Class C Shares is herein incorporated by reference to Exhibit (10)(b) of Form N-14 (File Nos. 333-165902 and 811-08104) filed with the SEC on April 5, 2010.

(m)(3) Shareholder Services Plan for Class Z Shares is herein incorporated by reference to Exhibit (m)(3) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on February 1, 2009.

 (n)(1) Amended and Restated Rule 18f-3 Multiple Class Plan is herein incorporated by reference to Exhibit (n)(1) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(o)         Not Applicable.

(p)(1) Code of Ethics for the Registrant is herein incorporated by reference to Exhibit (p)(1) of Post- Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on January 30, 2006.

(p)(2) Code of Ethics for Touchstone Advisors, Inc. and Touchstone Securities, Inc. is herein incorporated by reference to Exhibit
            (p)(2) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(p)(3) Code of Ethics for Turner Investment Partners, Inc. is herein incorporated by reference to Exhibit (p)(3) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on February 5, 2004.

(p)(4) Code of Ethics for Sands Capital Management is herein incorporated by reference to Exhibit (p)(12) of Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on August 6, 2004.

(p)(5) Code of Ethics for Miller/Howard Investments, Inc. is herein incorporated by reference to Exhibit (p)(6) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on February 1, 2009.

(p)(6) Code of Ethics for Fort Washington Investment Advisors, Inc. is herein incorporated by reference to Exhibit (p)(7) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2010.

(p)(7) Code of Ethics for Longfellow Investment Management Co. LLC is herein incorporated by reference to Exhibit (p)(9) of Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on May 4, 2009.

(p)(8) Code of Ethics for Milne LLC d/b/a JKMilne Asset Management is herein incorporated by reference to Exhibit (p)(10) of Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on July 13, 2009.

(p)(9) Code of Ethics for AGF Investments America, Inc. is herein incorporated by reference to Exhibit (p)(10) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on January 28, 2010.

(p)(10) Code of Ethics for Farr, Miller & Washington LLC is herein incorporated by reference to Exhibit (p)(12) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(p)(11) Code of Ethics for Lee Munder Investments, Ltd. is herein incorporated by reference to Exhibit (p)(13) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(p)(12) Code of Ethics for Cornerstone Real Estate Advisers LLC is herein incorporated by reference to Exhibit (p)(14) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(p)(13) Code of Ethics for EARNEST Partners LLC is herein incorporated by reference to Exhibit (p)(15) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(p)(14) Code of Ethics for London Company of Virginia d/b/a The London Company is herein incorporated by reference to Exhibit (p)(16) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(p)(15) Code of Ethics for Bedlam Asset Management PLC is herein incorporated by reference to Exhibit (p)(17) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(p)(16) Code of Ethics for Aronson+Johnson+Ortiz is herein incorporated by reference to Exhibit (p)(18) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(p)(17) Code of Ethics for Bradford & Marzec LLC is herein incorporated by reference to Exhibit (p)(19) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

(p)(18) Code of Ethics for GAM International Management Limited is filed herewith.

(p)(19)     Code of Ethics for Deprince, Race & Zollo, Inc. is filed herewith.

(q)(1)      Powers of Attorney for Phillip R. Cox, Donald C. Siekmann and Jill
            T. McGruder are herein incorporated by reference to Exhibit (q)(1) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on September 21, 2006.

(q)(2) Powers of Attorney for H. Jerome Lerner and John P. Zanotti are herein incorporated by reference to Exhibit (q)(2) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File Nos. 002-80859 and 811-03651), filed with the SEC on March 12, 2007.

(q)(3) Power of Attorney for Susan J. Hickenlooper is herein incorporated by reference to Exhibit (q)(3) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File Nos. 033-70958 and 811-08104), filed with the SEC on September 30, 2009.

ITEM 29.

Not Applicable.

ITEM 30. INDEMNIFICATION:

      Article VII of the Agreement and Declaration of Trust empowers the Trustees of the Trust, to the full extent permitted by law, to purchase with Trust assets insurance for indemnification from liability and to pay for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

      Article VI of the By-Laws of the Trust provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is and other amounts or was an agent of the Trust, against expenses, judgments, fines, settlement and other amounts actually and reasonable incurred in connection with such proceeding if that person acted in good faith and reasonably believed his or her conduct to be in the best interests of the Trust. Indemnification will not be provided in certain circumstances, however, including instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable in the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:

      TOUCHSTONE ADVISORS, INC. (the "Advisor") is a registered investment adviser that provides investment advisory services to the Touchstone Fund Complex.

      The following list sets forth the business and other connections of the directors and executive officers of the Advisor. Unless otherwise noted, the address of the corporations listed below is 303 Broadway, Cincinnati, Ohio 45202. *The address is 400 Broadway, Cincinnati, Ohio 45202.

(1) Jill T. McGruder - CEO and Director Touchstone Advisors, Inc.

            (a) President and Chief Executive Officer-IFS Financial Services,
            Inc.
            (b) President and Chief Executive Officer-Integrity
            Life Insurance Co.
            (c) President and Chief Executive Officer-National Integrity Life Insurance Co.
            (d) President -Touchstone Fund Complex
            (e) Senior Vice President-Western & Southern Financial Group*
            (f) Senior Vice President-W&S Brokerage Services, Inc.*
            (g) Director - Western & Southern Financial Group*, Capital Analysts, Inc., IFS Financial Services, Inc., Integrity Life Insurance Co., National Integrity Life Insurance Company, Touchstone Securities, Inc., Western & Southern Financial Group Distributors, Inc.*, LaRosa's, Inc. (2334 Boudinot Avenue
            Cincinnati, OH 45238)

(2) Brian E. Hirsch - Senior Vice President, Compliance & Fund Administration
    - Touchstone Advisors, Inc.

            (a) Senior Vice President - IFS Financial Services, Inc.
            (b) Vice President - Touchstone Fund Complex
            (c) Chief Complaince Officer of W&S Brokerage Services, Inc.

(3) Donald J. Wuebbling - Director -Touchstone Advisors, Inc.

            (a) Director-AM Concepts, Inc.*, Touchstone Securities, Inc., IFS Agency Services, Inc., W&S Financial Group Distributors, Inc.*, Eagle Realty Investments, Inc.*, Insurance Profillment Solutions, LLC.*, Capital Analysts Inc., Integrity Life Insurance Company,* National Integrity Life Insurance Company,* WestAd Inc*, Eagle Realty Group, LLC.*, IFS Financial Services, Inc., Western & Southern Agency Services, Inc.*, Fort Washington Investment Advisors, Inc., W&S Brokerage Services, Inc.*, Columbus Insurance Company*, IIS Broadway*

(4) Richard K. Taulbee -Vice President-Touchstone Advisors, Inc.

            (a) Vice President-Capital Analysts, Inc., Eagle Realty Group, LLC.*, Eagle Realty Investments*, IFS Financial Services, Inc., IIS Broadway Corporation*, Integrity Life Insurance Company, National Integrity Life Insurance Company, Western & Southern Life Insurance Company*, Touchstone Securities, Inc., WestAd, Inc.*, W&S Brokerage Services, Inc.*, W&S Financial Group Distributors, Inc.*, Western & Southern Agency Service, Inc.*, IFS Agency Services, Inc.*

(5) James J. Vance -Vice President & Treasurer-Touchstone Advisors, Inc.

            (a) Vice President & Treasurer-Western & Southern Life Insurance Company*, Fort Washington Investment Advisors, Inc., IFS Financial Services, Inc., IFS Agency Services, Inc., W&S Financial Group Distributors, Inc.*, Touchstone Securities, Inc., Columbus Life Insurance Company*, Eagle Realty Group, LLC*, Eagle Realty Investments, Inc.*, Integrity Life Insurance Company, National Integrity Life Insurance Company, WestAd Inc.*, AM Concepts, Inc*.

            (b) Treasurer-W&S Brokerage Services, Inc.*, Fort Washington Capital Partners, LLC., Insurance Profillment Solutions*, Tristate Ventures, LLC.*

(6) Terrie A. Wiedenheft - Chief Financial Officer - Touchstone Advisors, Inc.

            (a) Senior Vice President and Chief Financial Officer- W&S Brokerage Services, Inc.*, IFS Financial Services, and Touchstone Securities, Inc.
            (b) Senior Vice President Fort Washington Investment Advisors, Inc.
            (c) Treasurer & Controller-Touchstone Fund Complex

(7) James N. Clark - Director-Touchstone Advisors, Inc.

            (a) Vice President, Director and Secretary-Western & Southern Mutual Holding Company*, Western & Southern Financial Group, Inc.*, Western & Southern Life Assurance Company*, Western-Southern Life Assurance Company.*

            (b) Director and Secretary-WestAd, Inc.*

            (c) Director-Columbus Life Insurance Company*, Eagle Realty Group, LLC.*, Eagle Realty Investments, Inc.*, IFS Agency Services, Inc., Touchstone Securities, Inc., W&S Financial Group Distributors, Inc.*, Capital Analysts, Inc., AM Concepts*, IFS Financial Services, Western & Southern Agency Services, Inc.*, Lafayette Life Insurance Company*, Western & Southern Agency Services, Inc.

(8) Rhonda S. Malone-Secretary-Touchstone Advisors, Inc.

            (a) Secretary-Touchstone Securities, Inc., W&S Brokerage Services, Inc.*, W&S Financial Group Distributors, Inc.*, IFS Agency Services Inc.

            (b) Associate Counsel - Securities-Western & Southern Financial Group, Inc.*

(9) Steven M. Graziano - President-Touchstone Advisors, Inc.

            (a) Vice President -Touchstone Fund Complex

            (b) President - Touchstone Securities, Inc.

(10) Joseph Melcher - Vice President & Chief Compliance Officer- Touchstone Advisors, Inc.

(11) Timothy D. Paulin - Vice President, Investment Research and Product Management - Touchstone Advisors, Inc.

Fort Washington Investment Advisors, Inc.
-----------------------------------------
Fort Washington Investment Advisors, Inc. ("Fort Washington") is the sub-adviser for the Touchstone Ultra Short Duration Fixed Income Fund and Focused Equity Fund. The principal address of Fort Washington is 303 Broadway, Suite 1200, Cincinnati, OH 45202. Fort Washington is an investment adviser registered under the Advisers Act. Except as stated below, no director, officer or partner of Fort Washington has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

            (1) Maribeth S. Rahe, President and Director

                  (a) Chairman or the Board Capital Analysts Incorporated, Cincinnati USA Regional Chamber, , Advisory Council Center for Women's Business Research, Life Trustee, New York Landmarks conservancy; Life Trustee, Rush-Presbyterian-St. Luke's Medical center; Board Member, Consolidated Communications Illinois Holdings Inc.; Trustee & Treasurer, Cincinnati Arts Association; Advisory Board, Sisters of Notre Dame de Namur; Advisory Board, Xavier University; Advisory Board CincyTech USA; Investment Committee, United Way of Cincinnati; Board Member, First Financial

                  (b) Senior Vice President of The Western and Southern Life Insurance Company

                  (c)  President of Tristate Ventures, LLC*

            (2) Nicholas P. Sargen, Chief Investment Officer and Director

                  (a) Senior Vice President & Chief Investment Officer of The Western and Southern Life Insurance Company, Columbus Life Insurance Company, Integrity Life Insurance Company and National Integrity Life Insurance Company

                  (b) Chief Investment Officer of Tristate Ventures, LLC*

                  (c) Board of Trustees, Good Samaritan Hospital; Board Member, Xavier University

                  (d) Chairman-Xavier Department of Finance Advisory Board

            (3) John F. Barrett, Chairman and Director

                  (a) President, Director and Chief Executive Officer of The Western and Southern Life Insurance Company, Western- Southern Life Assurance Company and Western & Southern Financial Group

                  (b) Trustee of Touchstone Variable Series Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Strategic Trust, Touchstone Funds Group Trust and Touchstone Institutional Funds Trust.

                  (c) A Director and Chairman of Columbus Life Insurance Company, Integrity Life Insurance Company and National Integrity Life Insurance Company.

                  (d) A Director of Eagle Realty Group LLC, Eagle Realty Investments, Inc., Capital Analysts, Inc. and Convergys Corp.

                  (e) Director, Chairman & CEO of WestAd, Inc.

                  (f) President & Director of Western & Southern Financial Fund

                  (g) Board Member-Convergys Corp

            (4)   Brendan M. White, Managing Director & Senior Portfolio
                    Manager

                  (a) Director of The Friars Club

            (6) James A. Markley, Managing Director

                  (a) Trustee, Corbett Foundation

            (7) Roger M. Lanham - Managing Director

            (8) John J. O'Connor, Managing Director

                  (a) Director of Friars Club Foundation and SC Ministry Foundation

                  (b) Investment Committee, Province of St John the Baptist

            (9) Timothy J. Policinksi, Managing Director

            (10) Michele Hawkins, Chief Compliance Officer & Vice President

                  (a) Investment Committee, Greater Cincinnati Foundation

                  (b) Advisory Board Member-Cintas Institute for Business Ethics

            (11) Margaret C. Bell, Managing Director

            (12) Robert L. Walker, Director

                  (a) Director of Eagle Realty Group, LLC, Integrity Life Insurance Company, National Integrity, Lafayette Life Insurance, Columbus Life Company, Computer Services, Inc. and Tri-Health

                  (b) Chief Financial Officer of The Western and Southern Life Insurance Company

                  (c) Board of Trustees, Bethesda Inc.

            (13) Richard Jandrain III - Managing Director

            (14) Terrie A. Wiedenheft, Senior Vice President and Chief Financial Officer - See biography above

            (15) James J. Vance, Vice President & Treasurer - See biography above.

            (16) Stephen A. Baker, Managing Director of Private Equity

                  (a) Board of Trustees of Walnut Hills High School Alumni Foundation, Greater Cincinnati Rowing Foundation, Fortis Security Products, LLC, CH Mack, Inc., and Laboratory Partners, Inc.

            (17) Christopher L. Baucom, Managing Director of Private Equity

                  (a) Director of Cincinnati Opera

            (18) John P. Bessone, Vice President

                  (a) Board Member, Aspen Avionics, Lumidign, Inc.

            (19) Paul D. Cohn, Vice President of Private Equity

            (20) Rance G. Duke, Vice President and Sr. Portfolio Manager

                  (a) Board Member, Spring Grove Cemetery, Bethesda Foundation, Bethesda, Inc. and YMCA of Greater Cincinnati

                  (b) Member, United Way, Red Cross Partnership Committee

            (21) Thomas L. Finn, Vice President and Sr. Portfolio Manager

                  (a) Director of The Cincinnati Foundation for the Aged and Beechwood Foundation.

                  (b) Investment Committee YMCA

                  (c) Board Member, Beechwood Foundation

            (22) Mark A. Frietch, Managing Director/Investment Operations and Marketing

            (23) John J. Goetz, Vice President and Sr. Portfolio Manager, Money Market Advisory Committee, Investment Company Institute

            (24) Daniel J. Kapusta, Vice President and Sr. Portfolio Manager

            (25) Howard R. Lodge, Vice President and Sr. Portfolio Manager

            (26) Bihag N. Patel, Vice President & Sr. Portfolio Manager

            (27) David K. Robinson, Vice President & Sr. Portfolio Manager

            (28) Charles A. Ulbricht, Vice President and Sr. Portfolio Manager

            (29) Scott D. Weston, Vice President and Sr. Portfolio Manager

                  (a) Financial Advisory Board, Mariemont School District

            (30) Stephen Ball, Vice President

            (31) Marty Flesher, Vice President

            (32) Jeff Meek, Vice President and Senior Financial Officer

            (33) Jonathan Niemeyer, Secretary

                  (a) Board of Directors, The Pro Foundation Inc., Board of Advisors, David Pollack's Empower Foundation

            (34)   Jamie Wilhelm, Vice President

                  (a) Board Member, Xavier Student Fund

            (35) Don Wuebbling, Director

            (36) William Creviston, Vice President

            (37) Douglas Kelsey, Vice President

            (38) Jeremiah Moore, Vice President

            (39) Barry D. Pavlo, Vice President

            (40) William Sena, Jr. Vice President

           (41) P. Gregory Williams, Vice President

Turner Investment Partners, Inc.
--------------------------------

Turner Investment Partners, Inc. ("Turner") is the investment sub-adviser for the Touchstone Healthcare & Biotechnology and Touchstone Mid Cap Funds. The principal address of Turner is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. Turner is an investment adviser registered under the Advisers Act. Except as stated below, no director, officer or partner of Turner has been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of Turner advisory affiliates.

NAME AND POSITION                                            POSITION WITH
WITH COMPANY                  OTHER COMPANY                  OTHER COMPANY
-----------------             -------------                  -------------
Thomas R. Trala               Turner Funds                   President
Chief Operating Officer
Executive Managing Director,  Turner Funds                   Trustee
Secretary
                              Turner Investments             Board Member &Chief
                              Pte. Ltd.                      Operating Officer

                              Turner Investment              Board Member,
                              Management LLC                 President & Chief
                                                             Operating Officer &
                                                             Treasurer

                              Turner International Ltd.      Trustee

Mark D. Turner                Turner Investment              Chairman
                              Management LLC
President, Senior
Portfolio Manager             The Episcopal Academy          Trustee
                              (Newtown Square, PA)

Robert E. Turner              Turner Investments             Board Member
Chairman, Chief               Pte. Ltd.
Investment Officer
                              Bradley University             Trustee
                              Peoria, IL

                              Turner International Ltd.      Trustee

Christopher K. McHugh         Philadelphia University        Trustee
Vice Chairman,
Senior Portfolio Manager

Sands Capital Management, LLC
-----------------------------

Sands Capital Management, LLC ("Sands Capital") is the sub-adviser for the Touchstone Sands Capital Select Growth Fund. The principal business address of Sands Capital is 1101 Wilson Blvd., Suite 2300, Arlington, VA 22209. Sands Capital is an investment adviser registered under the Advisers Act. No director, officer or partner of Sands Capital has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

Miller/Howard Investments, Inc.
-------------------------------

Miller/Howard Investments, Inc. ("Miller/Howard") is the investment sub-advisor for the Touchstone Premium Yield Fund. The principal address for Miller/Howard Investments is 324 Upper Byrdcliffe Rd., Woodstock, NY 12498. Miller/Howard Investments is a registered investment adviser under the Advisers Act. Except as stated below, no director, officer or partner has been engaged in any business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION                                            POSITION WITH
WITH COMPANY                        OTHER COMPANY            OTHER COMPANY
-----------------                   -------------            -------------
Lowell G. Miller, Pres., CIO, DOR   Overlook Advisers, LLC   Managing Member
Helen Hamada, Managing Dir., CCO    Overlook Advisers, LLC   Managing Member
Bryan J. Spratt, PM, RA             Overlook Advisers, LLC   Member
John E. Leslie III, PM, RA          Overlook Advisers, LLC   Member
Lee S. Chun, Exec. VP, Operations   Overlook Advisers, LLC   Member
   Client Srvcs. Manager

Overlook Advisors LLC is affiliated with Miller/Howard Investments and has the same owners. It was the General Partner for a hedge fund that has closed (12/31/07).

Longfellow Investment Management Co.
------------------------------------

Longfellow Investment Management Co. ("Longfellow") is a registered advisor providing sub-advisory services to the Touchstone Short Duration Fixed Income Fund. The address of Longfellow is 20 Winthrop Square, Boston, MA 02110. No director, officer or partner of Longfellow has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

Milne LLC d/b/a JKMilne Asset Management
----------------------------------------

Milne LLC d/b/a JKMilne Asset Management ("JKMilne") is a registered advisor providing sub-advisory services to the Touchstone Intermediate Fixed Income Fund. The address of JKMilne is 1520 Royal Palm Square Blvd, Suite 210, Fort Myers, FL 33919. Except as stated below, no director, officer or partner has been engaged in any business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION                                           POSITION WITH
WITH COMPANY               OTHER COMPANY                    OTHER COMPANY
-----------------          -------------                    -------------
John Milne, CEO            Hartwick College                 Trustee
                           Lutheran Senior Life Foundation  Trustee
                           NuVentive Corporation            Board of Advisors
                           Misercordia University           Investment Committee
                                                            Trustee

H. Gregory Moore, Member   Blackhill Advisors               Partner
                           Blackhill Partners               Managing Director

AGF Investments America Inc.
----------------------------

AGF Investments America Inc. ("AGF") is the sub-adviser for the Touchstone Emerging Markets Equity Fund. The principal business address of AGF is 53 State Street, Suite 1301, Boston, Massachusetts, 02109. AGF is an investment adviser registered under the Advisers Act. The business or other connections of each director and officer of the Adviser is currently listed in the Adviser's investment adviser registration on Form ADV (File No. 801-68681) and is hereby incorporated herein by reference thereto.

Farr, Miller & Washington LLC
-----------------------------

Farr, Miller & Washington LLC ("FMW") is the sub-adviser for the Touchstone Capital Appreciation Fund. The principal business address of FMW is 1020 19th Street, NW, Suite 200, Washington, DC, 20036. FMW is an investment adviser registered under the Advisers Act. Except as stated below, no director, officer or partner has been engaged in any business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION                                           POSITION WITH
WITH COMPANY                     OTHER COMPANY              OTHER COMPANY
-----------------                -------------              -------------
Michael Farr, President and CIO  Sibley Hospital            Trustee and Chair of
                                                            Foundation

Lee Munder Capital Group, LLC
-----------------------------

Lee Munder Capital Group, LLC ("LMCG") is the sub-adviser for the Touchstone Mid Cap Value Fund. The principal business address of LMCG is 200 Clarendon Street, 28th Floor, Boston, MA, 02116. LMCG is an investment adviser registered under the Advisers Act. Except as stated below, no director, officer or partner has been engaged in any business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION                                                              POSITION WITH
WITH COMPANY                             OTHER COMPANY                         OTHER COMPANY
-----------------                        -------------                         -------------
Jeffrey Davis, Chief Investment Officer  Berklee College of Music              Board of Trustees and
                                                                               Investment Committee
                                                                               Member

Lee Munder, Founding partner/general     Rednum Family Investments, LP         Managing Partner

Richard H. Adler, Board Member           Convergent Capital Management         President & Chief
                                                                               Executive Officer
                                         AMBS Investment Counsel, LLC          Board Member
                                         CCM Advisors, LLC                     Board Member
                                         Clifford Swan Investment Counsel      Board Member
                                         Convergent Wealth Advisors            Board Member
                                         Mid-Continent Capital                 Board Member
                                         SKBA Capital Management               Board Member
                                         City National Asset Management        Board Member
                                         Reed Conner Birdwell LLC              Board Member

Jon C. Hunt, Board Member                Convergent Capital Management         Chief
                                                                               Operating Officer
                                         AMBS Investment Counsel, LLC          Board Member
                                         CCM Advisors, LLC                     Board Member
                                         Clifford Swan Investment Counsel      Board Member
                                         Convergent Wealth Advisors            Board Member
                                         Mid-Continent Capital                 Board Member
                                         SKBA Capital Management               Board Member
                                         City National Asset Management        Board Member
                                         Reed Conner Birdwell LLC              Board Member

William J. Freeman, Board Member         Convergent Capital Management         Senior Vice President
                                         AMBS Investment Counsel, LLC          Board Member
                                         CCM Advisors, LLC                     Board Member
                                         Clifford Swan Investment Counsel      Board Member
                                         Convergent Wealth Advisors            Board Member
                                         Mid-Continent Capital                 Board Member
                                         SKBA Capital Management               Board Member
                                         City National Asset Management        Board Member
                                         Reed Conner Birdwell LLC              Board Member

Cornerstone Real Estate Advisers LLC
------------------------------------

Cornerstone Real Estate Advisers LLC ("Cornerstone") is the sub-adviser for the Touchstone Global Real Estate Fund. The principal business address of Cornerstone is 1 Financial Plaza, Suite 1700, Hartford, CT, 06103. Cornerstone is an investment adviser registered under the Advisers Act. The business or other connections of each director and officer of the Adviser is currently listed in the Adviser's investment adviser registration on Form ADV (File No. 801-51633) and is hereby incorporated herein by reference thereto.

EARNEST Partners LLC
--------------------

EARNEST Partners LLC ("EARNEST Partners") is the sub-adviser for the Touchstone Large Cap Relative Value Fund. The principal business address of EARNEST Partners is 1180 Peachtree Street, Suite 2300, Atlanta, GA, 30309. EARNEST Partners is an investment adviser registered under the Advisers Act. Except as stated below, no director, officer or partner has been engaged in any business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION                                          POSITION WITH
WITH COMPANY              OTHER COMPANY                    OTHER COMPANY
-----------------         -------------                    -------------
Paul E. Viera             Westchester Limited, LLC         CEO & Managing Member
CEO & Manager
                          GREYBULL Partners LLC            CEO & Manager
                          GREYBULL Market Neutral Ltd.     Director
                          GREYBULL Fund Corp.              Director
John G. Whitmore          GREYBULL Partners LLC            COO
COO
                          Westchester Limited, LLC         Secretary
James M. Wilson           GREYBULL Partners LLC            CCO; Secretary
CCO; Secretary
                          GREYBULL Fund Corp.              Director

London Company of Virginia d/b/a The London Company
---------------------------------------------------

London Company of Virginia d/b/a The London Company ("TLC") is a registered advisor providing sub-advisory services to the Touchstone Small Cap Core Fund. The address of TLC is 1801 Bayberry Court, Suite 301, Richmond, Virginia, 23226. No director, officer or partner of TLC has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

Bedlam Asset Management PLC
---------------------------

Bedlam Asset Management PLC ("Bedlam") is the sub-adviser for the Touchstone Global Equity Fund. The principal business address of Bedlam is 20 Abchurch Lane, London EC4N 7BB, United Kingdom. Bedlam is an investment adviser registered under the Advisers Act and authorized and regulated by the UK Financial Services Authority. Except as stated below, no director, officer or partner has been engaged in any business or profession of a substantial nature during the past two fiscal years.

NAME AND POSITION                                                 POSITION WITH
WITH COMPANY                           OTHER COMPANY              OTHER COMPANY
-----------------                      -------------              -------------
Jonathan Compton, Managing Director    Layer Marney Properties    Director

Aronson Johnson Ortiz
---------------------

Aronson Johnson Ortiz ("AJO") is the sub-adviser for the Touchstone Market Neutral Equity Fund. The principal business address of AJO is 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania, 19102. AJO is an investment adviser registered under the Advisers Act. No director, officer or partner of AJO has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

Bradford & Marzec LLC
---------------------

Bradford & Marzec LLC ("Bradford & Marzec") is a registered advisor providing sub-advisory services to the Touchstone Core Plus Fixed Income Fund. The address of Bradford & Marzec is 333 S. Hope Street, Suite 4050, Los Angeles, California, 90071. No director, officer or partner of Bradford & Marzec has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

GAM International Management Limited
------------------------------------

GAM International Management Limited ("GAM International") is a registered advisor providing sub-advisory services to the Touchstone International Fixed Income Fund. The address of Augustus is 12 St James's Place, London, SW1A 1NX. No director, officer or partner of GAM International has been engaged in any other business or profession of a substantial nature during the past two fiscal years.

Deprince, Race & Zollo, Inc.
----------------------------

Deprince, Race & Zollo, Inc. ("DRZ") is the sub-adviser for the Touchstone Small Cap Value Fund. The principal business address of DRZ is 250 Park Avenue South, Suite 250, Winter Park, FL, 32789. DRZ is an investment adviser registered under the Advisers Act. No director, officer or partner has been engaged in any business or profession of a substantial nature during the past two fiscal years.

ITEM 32. PRINCIPAL UNDERWRITERS:

      (a) Touchstone Securities, Inc. acts as underwriter for the Touchstone Fund Complex.

      (b) The following are the directors and officers of the underwriter. Unless otherwise noted, the address of the persons named below is 303 Broadway, Cincinnati, Ohio 45202. *The address is 400 Broadway, Cincinnati, Ohio 45202.

                                POSITION WITH          POSITION WITH
      NAME                      UNDERWRITER            REGISTRANT
      ----                      -----------            ----------

      Steven M. Graziano        President              Vice President
      Jill T. McGruder          Director               Trustee/President
      James N. Clark*           Director               None
      Donald J. Wuebbling*      Director               None
      Brian E. Hirsch           Chief Compliance       Vice President
                                Officer
      Patricia J. Wilson        Vice President         None
      Richard K. Taulbee*       Vice President         None
      James J. Vance*           Vice President &       None
                                Treasurer
      Terrie A. Wiedenheft      Chief Financial        Controller/Treasurer
                                Officer
      Rhonda Malone*            Secretary              None

      (c) None

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

      (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3);(6);
(8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant's Custodian:

            Brown Brothers Harriman & Co.
            40 Water Street
            Boston, Massachusetts 02109

      (b) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D);(4);
(5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant's Administrator and Sub-Administrator

            Touchstone Advisors, Inc.
            303 Broadway, Suite 1100
            Cincinnati, OH 45202

            JPMorgan
            303 Broadway, Suite 900
            Cincinnati, OH 45202

      (c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f),the required books and records are maintained at the principal offices of the Registrant's Advisers:

            Turner Investment Partners, Inc.
            1205 Westlakes Drive, Suite 100
            Berwyn, PA 19312

            Touchstone Advisors, Inc.
            303 Broadway, Suite 1100
            Cincinnati, OH  45202

            Sands Capital Management, LLC
            1101 Wilson Blvd, Suite 2300
            Arlington, VA 22209

            Miller/Howard Investments, Inc.
            324 Upper Byrdcliffe Road
            Woodstock, NY, 12498

            Fort Washington Investment Advisors, Inc.
            303 Broadway, Suite 1200
            Cincinnati, OH 45202

            Longfellow Investment Management Co.
            20 Winthrop Square
            Boston, MA 02110

            JKMilne
            1520 Royal Palm Square Blvd, Suite 210
            Fort Myers, FL 33919

            AGF Investments America, Inc.
            53 State Street
            Boston, MA 02109

            Farr, Miller & Washington LLC
            1020 19th Street, NW, Suite 200
            Washington D.C.  20036

            Lee Munder Capital Group, LLC
            200 Clarendon Street, 28th Floor
            Boston, MA  02116

            Cornerstone Real Estate Advisers LLC
            1 Financial Plaza, Suite 1700
            Hartford, CT  06103

            EARNEST Partners LLC
            1180 Peachtree Street, Suite 2300
            Atlanta, GA  30309

            The London Company
            1801 Bayberry Court, Suite 301
            Richmond, VA  23226

            Bedlam Asset Management PLC
            20 Abchurch Lane
            London EC4N 7BB, United Kingdom

            Aronson+Johnson+Ortiz
            230 South Broad Street, 20th Floor
            Philadelphia, PA  19102

            Bradford & Marzec LLC
            333 S. Hope Street, Suite 4050
            Los Angeles, CA 90071

            GAM International Management Limited
            12 St James's Place
            London, SW1A 1NX

            Deprince, Race & Zollo, Inc.
            250 Park Avenue South, Suite 250
            Winter Park, FL, 32789

ITEM 34. MANAGEMENT SERVICES:

None.

ITEM 35. UNDERTAKINGS:

None

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 56 to Registration Statement No. 002-80859 to be signed on its behalf by the undersigned, duly authorized, in the City of Cincinnati, State of Ohio on the 28th day of January, 2011.

                                 TOUCHSTONE FUNDS GROUP TRUST

                                 By: /s/ Jill T. McGruder
                                     ------------------------------
                                     Jill T. McGruder
                                     President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity on the date(s) indicated.

         *                                Trustee               January 28, 2011
----------------------------
Phillip R. Cox

         *                                Trustee               January 28, 2011
----------------------------
Donald C. Siekmann

         *                                Trustee               January 28, 2011
----------------------------
H. Jerome Lerner

         *                                Trustee               January 28, 2011
----------------------------
John P. Zanotti

         *                                Trustee               January 28, 2011
----------------------------
Susan J. Hickenlooper

/s/ Jill T. McGruder                      Trustee and           January 28, 2011
----------------------------              President
Jill T. McGruder

/s/ Terrie A. Wiedenheft                  Controller,           January 28, 2011
----------------------------              Treasurer and
Terrie A. Wiedenheft                      Principal Financial
                                          Officer

* By: /s/ Jay S. Fitton
      ----------------------
      Jay S. Fitton
      (Attorney-in-Fact Pursuant to Power of Attorney)

                                  EXHIBIT INDEX

(d)(1) Investment Advisory Agreement between the Registrant and Touchstone Advisors, Inc. is filed herewith.

(d)(15)(i) Amendment to Sub-Advisory Agreement between Touchstone Advisors, Inc. and Aronson+Johnson+Ortiz dated March 29, 2010 is filed herewith.

(d)(17) Sub-Advisory Agreement between Touchstone Advisors, Inc. and GAM International Management Limited dated October 1, 2010 is filed herewith.

(d)(19) Sub-Advisory Agreement between Touchstone Advisors, Inc. and Deprince, Race & Zollo, Inc. dated December 6, 2010 is filed herewith.

(h)(7) Fidelity Bond Allocation Agreement dated April 1, 2010 is filed herewith.

(h)(8)      Expense Limitation Agreement is filed herewith.

(i)         Opinion and Consent of Counsel is filed herewith.

(j)         Consent of Ernst & Young is filed herewith.

(p)(18) Code of Ethics for GAM International Management Limited is filed herewith.

(p)(19)     Code of Ethics for Deprince, Race & Zollo, Inc. is filed herewith.